                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number 811-3290

Merrill Lynch Variable Series Funds, Inc., including the following portfolios:
      American Balanced V.I. Fund
      Basic Value V.I. Fund
      Core Bond V.I. Fund
      Developing Capital Markets V.I. Fund
      Domestic Money Market V.I. Fund
      Focus Twenty Select V.I. Fund
      Fundamental Growth V.I. Fund
      Global Allocation V.I. Fund
      Global Growth V.I. Fund
      Government Bond V.I. Fund
      High Current Income V.I. Fund
      Index 500 V.I. Fund
      Large Cap Core V.I. Fund
      Large Cap Value V.I. Fund
      Reserve Assets V.I. Fund
      Small Cap Value V.I. Fund
      Utilities & Telecommunications V.I. Fund

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      Variable Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/02

Date of reporting period: 01/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced V.I. Fund...........    1
                                                              Basic Value V.I. Fund.................   17
                                                              Core Bond V.I. Fund...................   33
                                                              Developing Capital Markets V.I.
                                                                Fund................................   54
                                                              Domestic Money Market V.I. Fund.......   74
                                                              Focus Twenty V.I. Fund................   86
                                                              Fundamental Growth V.I. Fund..........  100
                                                              Global Allocation V.I. Fund...........  113
                                                              Global Growth V.I. Fund...............  140
                                                              Government Bond V.I. Fund.............  155
                                                              High Current Income V.I. Fund.........  171
                                                              Index 500 V.I. Fund...................  189
                                                              Large Cap Core V.I. Fund..............  206
                                                              Large Cap Value V.I. Fund.............  220
                                                              Reserve Assets V.I. Fund..............  234
                                                              Small Cap Value V.I. Fund.............  245
                                                              Utilities and Telecommunications V.I.
                                                                Fund................................  263

                                                                   Annual Report
                                                               December 31, 2002

--------------------------------------------------------------------------------

  This report is only for distribution to shareholders of the Funds of Merrill Lynch Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Domestic Money Market V.I. Fund or Reserve Assets V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                    #16897-12/02

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

ECONOMIC ENVIRONMENT

  During the six-month period ended December 31, 2002, U.S. equity markets fell sharply as investors struggled through a "crisis of confidence" driven by uncertain economic and corporate earnings prospects, a series of corporate governance scandals and geopolitical concerns. During the first half of the period, the bear market in U.S. equities reached historic proportions with a decline comparable to that of the third quarter of 1987, which included the October crash, and the third quarter of 1974, which ended the 1973--1974 bear market. Most major U.S. market indexes, as well as those of the United Kingdom and Europe, declined approximately 20%. Decelerating economic growth, continued reductions in corporate earnings expectations, a growing fear of a military attack in Iraq and investor capitulation combined to drive prices dramatically lower.

  During the second half of the six-month period ended December 31, 2002, stock prices posted gains, beginning their recovery from the early October lows and repairing some of the damage inflicted in the third quarter's decline. An accumulation of positive economic reports, additional monetary policy initiatives by the Federal Reserve Board, corporate earnings results, which generally met or exceeded expectations, and attractive valuation combined to propel the unmanaged benchmark Standard & Poor's (S&P) 500 Index higher. Third quarter gross domestic product growth was revised upward to a 4% pace, driven by personal consumption expenditures and residential construction activity, while inflation trends remained benign. The Index of Leading Economic Indicators rose for the first time since May 2002, housing activities remained strong and employment trends rebounded. While holiday retail sales activity was sluggish, auto sales trends remained robust. Third quarter earnings showed the first year-over-year improvement in six quarters and we believe this should continue to accelerate into 2003. Finally, the dividend yield of the S&P 500 Index exceeded the interest rate on U.S. Treasury bills for the first time since 1991. These favorable conditions drove the rebound in equity prices. For the six-month period ended December 31, 2002, the unmanaged benchmark S&P 500 Index had a total return of -10.3%. Bonds continued to be the preferred asset class as sluggish economic growth, low inflation and a flight to quality drove investors to the fixed income market. U.S. government securities benefited from their safety and soundness in this uncertain period while the attractive yields available in the corporate sector of the market enhanced their appeal. The unmanaged benchmark Merrill Lynch Domestic Bond Master Index had a +6.5% total return for the six-month period ended December 31, 2002.

PORTFOLIO MATTERS

  For the six-month period ended December 31, 2002, American Balanced V.I. Fund's Class A Shares had a -8.65% total return. Each asset class within the Fund underperformed its respective benchmark for the period. Within the equity portfolio, positive contributions from our positions in the consumer staple, media and entertainment, pharmaceutical and insurance sectors were more than offset by weakness in the retail, diversified industrial, technology and capital markets sectors. Within the fixed income portfolio, the benefits of a contraction in yield spreads between government and corporate bonds as well as our neutral duration position of five years were offset by weakness in the high yield sector of the bond market and credit quality deterioration in selected holdings.

  At December 31, 2002, 65.4% of the Fund's net assets were invested in equities, 30.8% in fixed income securities and 3.3% in cash equivalents. This compares to 66% in equities, 30.7% in fixed income securities and 2.8% in cash equivalents at June 30, 2002. While near-term prospects for the equity markets remain cloudy given sluggish economic conditions, uncertain corporate earnings prospects and poor investor psychology, we remain constructive on the longer-term outlook for stocks and believe our strategy of maintaining a relatively high equity exposure will ultimately prove rewarding. Reminiscent of the late 1999 and early 2000 period when high valuations could not be justified and our conservative position proved appropriate, we believe the current low valuation level of the market is equally unjustified and our constructive position will prove appropriate in the period ahead. Simply put, the lower stock prices go, the more value we perceive and the more opportunities we will seek to exploit. We believe that this is the appropriate strategy to generate above-average risk adjusted returns and expect our disciplined investment approach to prove valuable as we move through this challenging period.

  During the six-month period ended December 31, 2002, we continued to adjust our holdings in response to ongoing price volatility. Within the equity portfolio, we further increased our energy exposure, initiating positions in

--------------------------------------------------------------------------------

Devon Energy Corporation, Murphy Oil Corporation and Exxon Mobil Corporation. Resurgent economic growth should benefit hydrocarbon demand while supply remains constrained because of political problems in Iraq and Venezuela and low levels of drilling activity in North America. These factors should produce improved energy commodity prices and create a favorable backdrop for the stocks. We believe that Exxon Mobil remains one of the world's best-managed and most profitable companies, while Devon and Murphy offer a superior production profile and exciting exploration prospects. We also increased our technology exposure, raising positions in Microsoft Corporation and Accenture Ltd. The recent sharp correction in technology stock prices has afforded us an opportunity to begin to invest in several superior companies that offer strong competitive positions, solid financial characteristics, high returns and proven managements, while selling at attractive valuation levels for the first time in many years. We further increased our position in the industrial sector, adding to existing positions in SPX Corporation and United Technologies Corporation, while introducing Tyco International Ltd. to the portfolio. Recent price declines, driven by actual or perceived earnings risk in a decelerating economy, have driven these stocks to record-low valuation levels, creating attractive opportunities in the shares of what we believe are fine companies. Tyco appears particularly interesting given the quality of its new management team, low investor expectations and very low valuation levels. We eliminated holdings in selected retailers such as The Home Depot, Inc. and Circuit City where deteriorating fundamental trends have yet to be fully reflected in reduced valuations, suggesting high near-term risk. We also reduced or eliminated holdings in a number of companies including Anheuser-Busch Companies, Inc., Minnesota Mining and Manufacturing Company (3M), Harrah's Entertainment Inc. and Wells Fargo Company, where strong relative stock performance reduced their attractiveness.

  At December 31, 2002, within the fixed income portfolio, investment-grade corporate bonds continued to represent the largest sector at 71% of fixed income assets, reflecting this sector's very attractive total return potential. High yield corporate bonds represented 15.4% of fixed income assets and U.S. Treasury securities represented 13.6% of fixed income assets. This compares to 72.4% in investment-grade corporate bonds, 10.9% in high yield corporate bonds and 16.7% in U.S. Treasury securities at June 30, 2002. Average quality ratings were stable at Baa1/BBB+, while average yield to maturity declined 35 basis points (.35%) to 7%.

FISCAL YEAR IN REVIEW

  At December 31, 2002, 65.4% of the Fund's net assets were invested in equities, 30.8% in fixed income securities and 3.3% in cash equivalents. This compares to 66.9% in equities, 30.4% in fixed income securities and 2.8% in cash equivalents at December 31, 2001. 2002 was a challenging year for the Fund. Our bullish investment position extracted a performance penalty as bonds significantly outperformed stocks during the year. We anticipate a more hospitable environment for equities in 2003 as the combination of low interest rates, high levels of liquidity and rising government spending are expected to drive an acceleration in economic and corporate earnings growth. Bonds, by contrast, look expensive, particularly U.S. Treasury securities, as investors are willing to pay very high prices to avoid risk. Just as the investment pendulum swung too far in the bullish direction in late 1999 and early 2000, we believe it has swung too far in the bearish direction today, creating many very attractive investment opportunities. This view supports our current asset allocation position and we believe it will produce superior returns for our investors in the periods ahead.

  For the year ended December 31, 2002, the Fund's Class A Shares had a total return of -13.68%. This compares favorably to the -22.10% total return for the S&P 500 Index for the same period. Our equity holdings outpaced the performance of the benchmark S&P 500 Index as positive contributions from our positions in consumer staple, basic material, media and aerospace/defense sectors overcame weakness in the technology, pharmaceutical, diversified industrials and capital markets.

  During the 12-month period ended December 31, 2002, our bond positions considerably underperformed the benchmark Merrill Lynch Domestic Bond Master Index, which had a total return of +10.41%, as deteriorating credit quality, aggressive rating agency downgrade actions and investors' heightened risk aversion drove investment-grade corporate and high yield corporate spreads to near record wide levels. Given our concentration in such sectors within the fixed income portfolio, these conditions produced relatively weak results.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in American Balanced V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kurt Schansinger
Kurt Schansinger
Senior Vice President and Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                 AMERICAN BALANCED V.I.       STANDARD & POOR'S 500      MERRILL LYNCH DOMESTIC
                                                 FUND+--CLASS A SHARES*              INDEX++              MASTER BOND INDEX+++
                                                 ----------------------       ---------------------      ----------------------
12/92                                                     10000                       10000                       10000
12/93                                                     11349                       11008                       11002
12/94                                                     10873                       11153                       10691
12/95                                                     13136                       15344                       12671
12/96                                                     14414                       18867                       13126
12/97                                                     16880                       25162                       14393
12/98                                                     19169                       32353                       15670
12/99                                                     20842                       39161                       15520
12/00                                                     20492                       35596                       17340
12/01                                                     18978                       31365                       18783
12/02                                                     16382                       24433                       20738

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ The Fund invests in a balanced portfolio of fixed income and equity securities.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is comprised of the entire universe of domestic investment grade bonds including U.S. Treasury bonds, corporate bonds and mortgages.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

                       PERIOD COVERED                                          % RETURN
-----------------------------------------------------------------------------------------
One Year Ended 12/31/02                                                         -13.68%
-----------------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                       - 0.60
-----------------------------------------------------------------------------------------
Ten Years Ended 12/31/02                                                        + 5.06
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2002                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                  - 8.65%        -13.68%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                    -10.30         -22.10
-----------------------------------------------------------------------------------------
Merrill Lynch Domestic Master Bond Index***                      + 6.51         +10.41
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged Index is comprised of the entire universe of domestic investment grade bonds including U.S. Treasury bonds, corporate bonds and mortgages.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                SHARES                                                                       PERCENT OF
INDUSTRY++                       HELD                         COMMON STOCKS                       VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                5,000      General Dynamics Corporation.................    $   396,850       0.4%
                                  40,000      Honeywell International Inc. ................        960,000       1.1
                                  10,000      Raytheon Company.............................        307,500       0.3
                                  25,000      United Technologies Corporation..............      1,548,500       1.7
                                                                                               -----------     -----
                                                                                                 3,212,850       3.5
-----------------------------------------------------------------------------------------------------------------------
AIRLINES                          15,000      +AMR Corporation.............................         99,000       0.1
-----------------------------------------------------------------------------------------------------------------------
BANKS                             25,000      FleetBoston Financial Corporation............        607,500       0.7
                                  40,000      Mellon Financial Corporation.................      1,044,400       1.1
                                   7,500      PNC Bank Corp. ..............................        314,250       0.4
                                  30,000      Wells Fargo & Co. ...........................      1,406,100       1.5
                                                                                               -----------     -----
                                                                                                 3,372,250       3.7
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES                         30,000      Anheuser-Busch Companies, Inc. ..............      1,452,000       1.6
-----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                 20,000      Masco Corporation............................        421,000       0.5
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                         35,000      E.I. du Pont de Nemours and Company..........      1,484,000       1.6
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT          60,000      +CommScope, Inc. ............................        474,000       0.5
                                  50,000      Motorola, Inc. ..............................        432,500       0.5
                                                                                               -----------     -----
                                                                                                   906,500       1.0
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS           15,001      Hewlett-Packard Company......................        260,417       0.3
                                  20,000      International Business Machines
                                                Corporation................................      1,550,000       1.7
                                                                                               -----------     -----
                                                                                                 1,810,417       2.0
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS            45,000      Citigroup Inc. ..............................      1,583,550       1.7
                                  20,000      Fannie Mae...................................      1,286,600       1.4
                                  40,000      J.P. Morgan Chase & Co. .....................        960,000       1.1
                                  20,000      Morgan Stanley...............................        798,400       0.9
                                  20,000      Prudential Financial, Inc. ..................        634,800       0.7
                                  45,000      +Stilwell Financial, Inc. ...................        588,150       0.6
                                                                                               -----------     -----
                                                                                                 5,851,500       6.4
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                       40,000      Verizon Communications.......................      1,550,000       1.7
TELECOMMUNICATION SERVICES
-----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            40,000      +Agilent Technologies, Inc. .................        718,400       0.8
INSTRUMENTS
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                     15,000      General Mills, Inc. .........................        704,250       0.8
                                   6,500      Nestle SA (Registered Shares)................      1,377,378       1.5
                                                                                               -----------     -----
                                                                                                 2,081,628       2.3
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &           25,000      Aetna Inc. (New Shares)......................      1,028,000       1.1
SERVICES
                                  25,000      HCA Inc. ....................................      1,037,500       1.2
                                                                                               -----------     -----
                                                                                                 2,065,500       2.3
-----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             30,000      Carnival Corporation.........................        748,500       0.8
LEISURE
                                  50,000      McDonald's Corporation.......................        804,000       0.9
                                   5,000      Starwood Hotels & Resorts Worldwide, Inc. ...        118,700       0.1
                                                                                               -----------     -----
                                                                                                 1,671,200       1.8
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                25,000      Kimberly-Clark Corporation...................      1,186,750       1.3
-----------------------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES          22,500      +Accenture Ltd. 'A'..........................        404,775       0.4
                                  10,000      +Computer Sciences Corporation...............        344,500       0.4
                                                                                               -----------     -----
                                                                                                   749,275       0.8
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES          35,000      General Electric Company.....................        852,250       0.9
                                  25,000      Tyco International Ltd. .....................        427,000       0.5
                                                                                               -----------     -----
                                                                                                 1,279,250       1.4
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                                       PERCENT OF
INDUSTRY++                       HELD                         COMMON STOCKS                       VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                         45,000      ACE Limited..................................    $ 1,320,300       1.5%
                                  27,500      American International Group, Inc. ..........      1,590,875       1.7
                                  20,000      XL Capital Ltd. (Class A)....................      1,545,000       1.7
                                                                                               -----------     -----
                                                                                                 4,456,175       4.9
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                         30,000      Dover Corporation............................        874,800       1.0
                                  20,000      ITT Industries, Inc. ........................      1,213,800       1.3
                                  30,000      +SPX Corporation.............................      1,123,500       1.2
                                                                                               -----------     -----
                                                                                                 3,212,100       3.5
-----------------------------------------------------------------------------------------------------------------------
MEDIA                             40,000      +Clear Channel Communications, Inc. .........      1,491,600       1.6
                                  60,000      +Liberty Media Corporation (Class A).........        536,400       0.6
                                  20,000      The New York Times Company (Class A).........        914,600       1.0
                                  10,000      Tribune Company..............................        454,600       0.5
                                  40,000      +Viacom, Inc. (Class B)......................      1,630,400       1.8
                                  25,000      The Walt Disney Company......................        407,750       0.4
                                                                                               -----------     -----
                                                                                                 5,435,350       5.9
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING                   30,000      Alcoa Inc. ..................................        683,400       0.8
                                  20,000      Nucor Corporation............................        826,000       0.9
                                                                                               -----------     -----
                                                                                                 1,509,400       1.7
-----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                  32,500      The May Department Stores Company............        746,850       0.8
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS                         12,500      Anadarko Petroleum Corporation...............        598,750       0.6
                                  25,000      Devon Energy Corporation.....................      1,147,500       1.3
                                  15,000      Exxon Mobil Corporation......................        524,100       0.6
                                  15,000      Murphy Oil Corporation.......................        642,750       0.7
                                  25,000      Royal Dutch Petroleum Company (NY Registered
                                                Shares)....................................      1,100,500       1.2
                                                                                               -----------     -----
                                                                                                 4,013,600       4.4
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS           35,000      International Paper Company..................      1,223,950       1.3
                                  15,000      Weyerhaeuser Company.........................        738,150       0.8
                                                                                               -----------     -----
                                                                                                 1,962,100       2.1
-----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                 30,000      Avon Products, Inc. .........................      1,616,100       1.8
                                  25,000      The Gillette Company.........................        759,000       0.8
                                                                                               -----------     -----
                                                                                                 2,375,100       2.6
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                   25,000      Pharmacia Corporation........................      1,045,000       1.1
                                  27,500      Schering-Plough Corporation..................        610,500       0.7
                                  30,000      Wyeth........................................      1,122,000       1.2
                                                                                               -----------     -----
                                                                                                 2,777,500       3.0
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &         75,000      +Agere Systems Inc. (Class A)................        108,000       0.1
PRODUCTS                          41,000      +Agere Systems Inc. (Class B)................         57,400       0.1
                                  30,000      +Micron Technology, Inc. ....................        292,200       0.3
                                  20,000      Texas Instruments Incorporated...............        300,200       0.3
                                                                                               -----------     -----
                                                                                                   757,800       0.8
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE                          20,000      +Microsoft Corporation.......................      1,034,200       1.1
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                  50,000      The Gap, Inc. ...............................        776,000       0.9
                                  60,000      The Limited, Inc. ...........................        835,800       0.9
                                                                                               -----------     -----
                                                                                                 1,611,800       1.8
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (COST--$74,091,329)                               59,803,495      65.4
-----------------------------------------------------------------------------------------------------------------------
                                    FACE
                                  AMOUNT                FIXED INCOME INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           $1,000,000      Raytheon Company, 6.15% due 11/01/2008.......      1,078,829       1.2
-----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                1,000,000      The Goodyear Tire & Rubber Company, 6.625%
                                                due 12/01/2006.............................        810,786       0.9
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                    FACE                                                                     PERCENT OF
INDUSTRY++                        AMOUNT                FIXED INCOME INVESTMENTS                  VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
BANKS                         $1,000,000      FleetBoston Financial Corporation, 6.375% due
                                                5/15/2008..................................    $ 1,093,136       1.2%
                                 500,000      PNC Funding Corp., 6.125% due 2/15/2009......        540,020       0.6
                                 500,000      Provident Bank, 6.375% due 1/15/2004.........        521,835       0.5
                                                                                               -----------     -----
                                                                                                 2,154,991       2.3
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                        500,000      Equistar Chemicals LP, 6.50% due 2/15/2006...        440,000       0.5
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &            500,000      Waste Management Inc., 6.375% due
SUPPLIES                                        11/15/2012(a)..............................        514,525       0.5
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT         660,000      Harris Corporation, 6.35% due 2/01/2028......        690,633       0.7
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS           750,000      GATX Capital Corporation, 6.86% due
                                                10/13/2005.................................        701,115       0.8
                                              General Electric Capital Corporation:
                                 500,000        4.25% due 1/15/2008........................        512,777       0.5
                                 500,000        6% due 6/15/2012...........................        539,837       0.6
                               1,500,000      General Motors Acceptance Corp., 5.85% due
                                                1/14/2009..................................      1,441,187       1.6
                                 900,000      Hertz Corp., 6.25% due 3/15/2009.............        830,608       0.9
                               1,000,000      Household Finance Corp., 6.50% due
                                                11/15/2008.................................      1,075,213       1.2
                                                                                               -----------     -----
                                                                                                 5,100,737       5.6
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                      500,000      Pacific Telecom, Inc., 6.625% due
TELECOMMUNICATION SERVICES                      10/20/2005.................................        541,458       0.6
                               1,000,000      Sprint Capital Corporation, 6.90% due
                                                5/01/2019..................................        820,000       0.9
                                                                                               -----------     -----
                                                                                                 1,361,458       1.5
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES               500,000      Empresa Nacional de Electricidad SA (Endesa),
                                                7.325% due 2/01/2037.......................        461,433       0.5
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                    500,000      Conagra Inc., 6.70% due 8/01/2027............        569,588       0.6
-----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                    500,000      The Coastal Corporation, 6.70% due
                                                2/15/2027..................................        390,000       0.4
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &          500,000      Columbia/HCA Healthcare Corp., 8.70% due
SERVICES                                        2/10/2010..................................        570,412       0.6
                               1,000,000      HealthSouth Corporation, 7.375% due
                                                10/01/2006.................................        865,000       1.0
                                                                                               -----------     -----
                                                                                                 1,435,412       1.6
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES             1,000,000      Champion Enterprises, Inc., 7.625% due
                                                5/15/2009..................................        441,250       0.5
-----------------------------------------------------------------------------------------------------------------------
MARINE                         1,000,000      Transportacion Maritima Mexicana, SA de
                                                CV,10.25% due 11/15/2006...................        620,000       0.7
-----------------------------------------------------------------------------------------------------------------------
MEDIA                          1,000,000      AOL Time Warner Inc., 6.875% due 5/01/2012...      1,056,104       1.2
                                              Comcast Cable Communications:
                                 500,000        6.875% due 6/15/2009.......................        531,946       0.6
                                 500,000        8.50% due 5/01/2027........................        521,198       0.6
                               1,000,000      News America Inc., 6.75% due 1/09/2038.......      1,023,698       1.1
                               1,000,000      Univision Communication Inc., 7.85% due
                                                7/15/2011..................................      1,134,170       1.2
                                                                                               -----------     -----
                                                                                                 4,267,116       4.7
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS                      1,000,000      Anderson Exploration Ltd., 6.75% due
                                                3/15/2011..................................      1,096,637       1.2
                                 475,000      Pecom Energia SA, 8.125% due 7/15/2010(a)....        318,250       0.3
                                 500,000      Transocean Offshore, 6.625% due 4/15/2011....        550,548       0.6
                                                                                               -----------     -----
                                                                                                 1,965,435       2.1
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                    FACE                                                                     PERCENT OF
INDUSTRY++                        AMOUNT                FIXED INCOME INVESTMENTS                  VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS       $  500,000      Champion International Corp., 6.65% due
                                                12/15/2037.................................    $   556,637       0.6%
                                 500,000      International Paper Company, 5.85% due
                                                10/30/2012(a)..............................        523,521       0.6
                                 500,000      Weyerhaeuser Company, 6.75% due 3/15/2012....        545,169       0.6
                                                                                               -----------     -----
                                                                                                 1,625,327       1.8
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY                      U.S. Treasury Notes:
OBLIGATIONS                    3,000,000        4.75% due 11/15/2008.......................      3,274,686       3.6
                                 500,000        5.50% due 5/15/2009........................        567,285       0.6
-----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION       500,000      Nextel Communications, Inc., 9.375% due
SERVICES                                        11/15/2009.................................        452,500       0.5
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL FIXED INCOME INVESTMENTS
                                              (COST--$28,021,689)..........................     28,221,991      30.8
-----------------------------------------------------------------------------------------------------------------------
PARTNERSHIP
  INTEREST                                                SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
                              $3,018,409      Merrill Lynch Liquidity Series, LLC Cash
                                                Sweep Series II(b).........................      3,018,409       3.3
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                              (COST--$3,018,409)                                 3,018,409       3.3
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$105,131,427).......     91,043,895      99.5
                                              OTHER ASSETS LESS LIABILITIES................        460,274       0.5
                                                                                               -----------     -----
                                              NET ASSETS...................................    $91,504,169     100.0%
                                                                                               ===========     =====
-----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

------------------------------------------------------------------------------------------------
                                                                 NET                    INTEREST
AFFILIATE                                                      ACTIVITY     NET COST     INCOME
------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $3,018,409   $3,018,409    $6,160
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $1,438,775) (identified cost--$105,131,427)...............                 $ 91,043,895
Investments held as collateral for loaned securities, at
  value.....................................................                    1,480,002
Cash........................................................                        1,884
Receivables:
  Interest..................................................  $    445,610
  Dividends.................................................        65,378
  Securities sold...........................................        27,215
  Loaned securities income..................................            54        538,257
                                                              ------------
Prepaid expenses............................................                          638
                                                                             ------------
Total assets................................................                   93,064,676
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    1,480,002
Payables:
  Investment adviser........................................        44,720
  Securities purchased......................................        16,110
  Capital shares redeemed...................................         3,894         64,724
                                                              ------------
Accrued expenses............................................                       15,781
                                                                             ------------
Total liabilities...........................................                    1,560,507
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $ 91,504,169
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $    970,019
Paid-in capital in excess of par............................                  118,183,926
Undistributed investment income--net........................  $     34,136
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (13,599,006)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................   (14,084,906)
                                                              ------------
Total accumulated losses--net...............................                  (27,649,776)
                                                                             ------------
NET ASSETS..................................................                 $ 91,504,169
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $91,504,169 and 9,700,193
  shares outstanding........................................                 $       9.43
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                 $  2,473,740
Dividends (net of $4,635 foreign withholding tax)...........                    1,069,809
Securities lending--net.....................................                        3,360
                                                                             ------------
Total income................................................                    3,546,909
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    606,506
Accounting services.........................................        38,750
Custodian fees..............................................        21,568
Professional fees...........................................        20,717
Transfer agent fees.........................................        13,968
Printing and shareholder reports............................        10,972
Pricing services............................................         5,862
Directors' fees and expenses................................         5,026
Registration fees...........................................           710
Other.......................................................         8,380
                                                              ------------
Total expenses..............................................                      732,459
                                                                             ------------
Investment income--net......................................                    2,814,450
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................    (9,122,103)
  Foreign currency transactions--net........................           119     (9,121,984)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    (9,783,001)
  Foreign currency transactions--net........................         2,423     (9,780,578)
                                                              ------------   ------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                  (18,902,562)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(16,088,112)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  2,814,450    $  3,250,330
Realized loss on investments and foreign currency
  transactions--net.........................................    (9,121,984)       (370,561)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    (9,780,578)    (13,398,574)
                                                              ------------    ------------
Net decrease in net assets resulting from operations........   (16,088,112)    (10,518,805)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (2,801,637)     (3,362,126)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (2,801,637)     (3,362,126)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (20,110,275)     11,294,734
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (39,000,024)     (2,586,197)
Beginning of year...........................................   130,504,193     133,090,390
                                                              ------------    ------------
End of year*................................................  $ 91,504,169    $130,504,193
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $     34,136    $     39,972
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM                        CLASS A
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.               ----------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2002       2001       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  11.27   $  12.49   $  14.80   $  16.74   $  16.59
                                                                --------   --------   --------   --------   --------
Investment income--net.......................................        .27+       .28+       .34+       .45        .40
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net.................................      (1.81)     (1.20)      (.58)       .83       1.60
                                                                --------   --------   --------   --------   --------
Total from investment operations.............................      (1.54)      (.92)      (.24)      1.28       2.00
                                                                --------   --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net.....................................       (.30)      (.30)      (.38)      (.85)      (.54)
  In excess of investment income--net........................         --         --         --++       --         --
  Realized gain on investments--net..........................         --         --      (1.33)     (2.37)     (1.31)
  In excess of realized gain on investments--net.............         --         --       (.36)        --         --
                                                                --------   --------   --------   --------   --------
Total dividends and distributions............................       (.30)      (.30)     (2.07)     (3.22)     (1.85)
                                                                --------   --------   --------   --------   --------
Net asset value, end of year.................................   $   9.43   $  11.27   $  12.49   $  14.80   $  16.74
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................    (13.68%)    (7.39%)    (1.68%)     8.73%     13.56%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................       .66%       .68%       .62%       .61%       .62%
                                                                ========   ========   ========   ========   ========
Investment income--net.......................................      2.55%      2.42%      2.32%      2.70%      2.37%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................   $ 91,504   $130,504   $133,090   $166,405   $187,084
                                                                ========   ========   ========   ========   ========
Portfolio turnover...........................................     32.00%    134.43%     85.30%    105.48%    102.47%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. American Balanced V.I. Fund (the "Fund") (formerly American Balanced Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective

--------------------------------------------------------------------------------

aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $18,649 have been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral of $784,401 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $695,601 was invested in the Merrill Lynch Premier Institutional Fund. As of December 31, 2002, the Fund lent securities with a value of $280,025 to MLPF&S or its affiliates. For the year ended December 31, 2002, MLIM, LLC received $1,370 in securities lending agent fees from the Fund.

  For the year ended December 31, 2002, MLPF&S earned $7,665 in commissions in the execution of portfolio security transactions.

  For the year ended December 31, 2002, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $1,374 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc., ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $3,558 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended

--------------------------------------------------------------------------------

December 31, 2002 were $34,206,151 and $54,188,988, respectively.

  Net realized gains (losses) for the year ended December 31, 2002 and net unrealized gains (losses) as of December 31, 2002 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                           Gains         Gains
                                         (Losses)       (Losses)
------------------------------------------------------------------
Long-term investments.................  $(9,122,103)  $(14,087,532)

Foreign currency transactions.........          119          2,626
                                        -----------   ------------

Total.................................  $(9,121,984)  $(14,084,906)
                                        ===========   ============
------------------------------------------------------------------

  At December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $14,575,776, of which $3,758,513 related to appreciated securities and $18,334,289 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $105,619,671.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2002                          Shares        Amount
------------------------------------------------------------------
Shares sold............................      20,394   $    209,197
Shares issued to shareholders in
 reinvestment of dividends.............     297,719      2,801,637
                                         ----------   ------------

Total issued...........................     318,113      3,010,834

Shares redeemed........................  (2,195,345)   (23,121,109)
                                         ----------   ------------

Net decrease...........................  (1,877,232)  $(20,110,275)
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2001                          Shares        Amount
------------------------------------------------------------------
Shares sold............................      52,740   $    614,674

Shares issued to shareholders in
 reinvestment of dividends.............     297,270      3,362,126

Shares issued resulting from
 reorganization........................   3,272,316     38,741,380
                                         ----------   ------------
Total issued...........................   3,622,326     42,718,180

Shares redeemed........................  (2,700,801)   (31,423,446)
                                         ----------   ------------

Net increase...........................     921,525   $ 11,294,734
                                         ==========   ============
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                           12/31/2002   12/31/2001
------------------------------------------------------------------
Distributions paid from:

 Ordinary income.........................  $2,801,637   $3,362,126
                                           ----------   ----------

Total taxable distributions..............  $2,801,637   $3,362,126
                                           ==========   ==========
------------------------------------------------------------------

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

---------------------------------------------------------------

Undistributed ordinary income--net...............            --

Undistributed long-term capital gains--net.......            --
                                                   ------------

Total undistributed earnings--net................            --

Capital loss carryforward........................  $(12,940,687)*

Unrealized losses--net...........................   (14,709,089)**
                                                   ------------

Total accumulated losses--net....................  $(27,649,776)
                                                   ============
---------------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $12,940,687, of which $593,021 expires in 2007, $3,283,129 expires in 2009 and $9,064,537 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, and the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
AMERICAN BALANCED V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Balanced V.I. Fund (formerly, American Balanced Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Balanced V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six-month period ended December 31, 2002, Basic Value V.I. Fund's Class A and Class B Shares had total returns of -10.10% and -10.21%, respectively, compared to the unmanaged benchmark Standard & Poor's (S&P) 500 Barra Value Index's return of -12.58%. As has been the case in recent years, extraordinary volatility ruled the markets as investors continued to question the direction of the economy as well as the ultimate conclusion of several global crises. In fact, the industry groups that performed relatively poorly tended to be companies in the consumer discretionary, materials and information technology industries, all groups that are highly correlated toward the level of economic activity. During these uncertain times, we decided to focus our investments on those companies that, in our opinion, have done an exceptional job in managing their costs and allocating capital toward balance sheet repair rather than capacity additions. We believe that companies such as these will benefit the most once the economic sluggishness abates. Additionally, we were very focused on adding companies that were trading at historically low valuation levels.

  Much of our activity during the six-month period ended December 31, 2002 was focused on existing companies that were being sold off because of the economic concerns mentioned previously. Materials stocks such as Arch Coal, Inc. and Boise Cascade Corporation were added at historically low valuation levels despite the fact that they have become marginally profitable companies during tough economic conditions. Activity was also concentrated in numerous industrial-related companies such as Honeywell International Inc. Technology companies such as Unisys Corporation, National Semiconductor Corporation and Motorola, Inc. traded near historical lows despite possessing very strong balance sheets, significant market share and large earnings recovery potential given their lean cost structures and modest inventory levels. New additions to the portfolio were primarily in economically sensitive issues such as Foot Locker, Inc. and Hasbro, Inc. (retail), The Boeing Company, Raytheon Company and Kimberly-Clark Corporation (industrials) and Royal Dutch Petroleum Company and Exxon Mobil Corporation (energy). All of these companies suffered short-term operational problems because of a decreased level of business activity. However, even during these depressed times, all of these companies threw off a significant amount of free cash flow that was used to pay down debt, buy back shares and/or pay a dividend. We believe that the substantial cost cutting that took place within these companies during the last couple of years will enable a disproportionate amount of revenue to fall to the bottom line once business conditions improve. In our opinion, their current equity prices are attractive relative to their future earnings potential.

  On the sell side, we cut our exposure to a number of groups that performed relatively well. Consumer staples were viewed as a safe haven during these turbulent times so, as a result, stock prices were bid up to levels that leave the stocks at unattractive levels. We decreased our exposure to this sector by lowering our holdings in The Procter & Gamble Company, The Gillette Company and The Clorox Company. We also exited Vivendi Universal and Adelphia Communications, two unsuccessful investments tainted by questionable accounting practices.

  We continued to aggressively position the portfolio in those companies that are very economically sensitive. Industries such as materials, industrials and technology (which we have learned is a very economically driven industry), remain an overweight while we are underweight in financial and utility stocks. Of the financial stocks that we do own, a good majority are correlated to the capital markets where we also expect a rebound during the upcoming year. Our country has moved quickly to address the earnings quality concerns that prevailed during the first part of the year ended December 31, 2002. We believe the significant monetary and proposed fiscal stimulus that has and will be introduced by the Federal government will go a long way in improving the level of business activity. We believe that the one wildcard remains geopolitical risks, which are much more difficult to analyze. While we wait for a resolution of the tensions, we remain focused on owning modestly valued companies that have good balance sheets, are generating free cash flow and possess management teams that have managed through the difficult environment successfully and have positioned their companies for better economic times ahead.

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2002, the Fund's Class A and Class B Shares had total returns of -17.77% and -17.89%, respectively, compared to the unmanaged benchmark S&P 500 Barra Value Index's return of -20.85%. Despite the fact that the economy grew at roughly a 3% rate for the year, productivity advanced 5.5%, there was no inflation to speak

--------------------------------------------------------------------------------

of, and the Federal Fund's rate was 1.25%, stocks had a miserable year, primarily because of extraneous events. Corporate mistrust following the Enron Corporation situation, questionable accounting policies, terrorism and potential global conflicts combined to weigh heavily on stock market performance. Unfortunately, we were unable to avoid all of the corporate fraud as a significant part of the year's negative return can be attributed to our faulty investments in WorldCom, Inc. and Adelphia Communications, two of the largest accounting frauds ever perpetrated. Subsequent to these investments, our focus shifted to companies with better balance sheets because we did not feel the returns from highly leveraged companies were dramatically different from other contrarian investments. The Fund's performance was also negatively impacted by our cyclical holdings, which had a difficult year as investors constantly questioned the economic strength that was being reported.

  We exited the year ended December 31, 2002 as we entered it. We are heavily positioned in those companies that we believe should benefit from an uptick in economic activity and whose earnings are very sensitive to the slightest change in revenues. We continue to believe that the underlying health of the economy is strong, that years of restructuring has made this country's companies some of the most efficient in the world and that the economic stimulus being introduced into the system will eventually have its desired effect.

IN CONCLUSION

  We appreciate your investment in Basic Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kevin M. Rendino
Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager

/s/ Robert J. Martorelli
Robert J. Martorelli
Senior Vice President and Co-Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A AND CLASS B SHARES
--------------------------------------------------------------------------------

                                                BASIC VALUE V.I. FUND+--       S&P 500 BARRA VALUE        STANDARD & POOR'S 500
                                                     CLASS A SHARES*                 INDEX++                    INDEX+++
                                                ------------------------       -------------------        ---------------------
7/01/93**                                                 10000                       10000                       10000
12/93                                                     10950                       10431                       10539
12/94                                                     11208                       10365                       10678
12/95                                                     14065                       14200                       14691
12/96                                                     16975                       17323                       18064
12/97                                                     20475                       22517                       24091
12/98                                                     22408                       25821                       30976
12/99                                                     27141                       29106                       37494
12/00                                                     30574                       30876                       34080
12/01                                                     31876                       27261                       30029
12/02                                                     26212                       21576                       23392

                                                BASIC VALUE V.I. FUND+--       S&P 500 BARRA VALUE        STANDARD & POOR'S 500
                                                     CLASS B SHARES*                 INDEX++                    INDEX+++
                                                ------------------------       -------------------        ---------------------
11/03/97**                                                10000                       10000                       10000
12/97                                                      9969                       10222                       10172
12/98                                                     10894                       11722                       13079
12/99                                                     13178                       13213                       15831
12/00                                                     14820                       14017                       14390
12/01                                                     15420                       12376                       12680
12/02                                                     12661                        9795                        9878

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 ** Commencement of operations.
  + The Fund invests primarily in equities that Fund management believes are undervalued.
 ++ This unmanaged index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios. The starting date for the Index in each of the graphs is from 7/31/93 and 11/30/97, respectively.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. The starting date for the Index in each of the graphs is from 7/31/93 and 11/30/97, respectively.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                  -17.77%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                 + 5.06
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/02                                      +10.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                  -17.89%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                 + 4.90
--------------------------------------------------------------------------------
Inception (11/03/97) through 12/31/02                                     + 4.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2002                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                  -10.10%        -17.77%
-----------------------------------------------------------------------------------------
Class B Shares*                                                  -10.21         -17.89
-----------------------------------------------------------------------------------------
S&P 500 Barra Value Index**                                      -12.58         -20.85
-----------------------------------------------------------------------------------------

  * Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

 ** This unmanaged index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                   SHARES                                                                      PERCENT OF
INDUSTRY++                           HELD                        STOCKS                           VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT        5,096,400      +3Com Corporation..........................    $   23,545,368       2.2%
INSURANCE                         394,300      ACE Limited................................        11,568,762       1.1
SEMICONDUCTOR EQUIPMENT &       1,405,000      +Advanced Micro Devices, Inc. .............         9,076,300       0.8
  PRODUCTS
METALS & MINING                   260,400      Arch Coal, Inc. ...........................         5,622,036       0.5
PAPER & FOREST PRODUCTS           958,700      Boise Cascade Corporation..................        24,178,414       2.2
SPECIALTY RETAIL                  332,100      Circuit City Stores--Circuit City Group....         2,464,182       0.2
MEDIA                             236,681      +Comcast Corporation (Class A).............         5,576,204       0.5
ENERGY EQUIPMENT & SERVICE        471,000      ENSCO International Incorporated...........        13,870,950       1.3
MEDIA                             480,600      +Fox Entertainment Group, Inc. (Class A)...        12,461,958       1.2
INSURANCE                         213,800      The Hartford Financial Services Group,
                                                 Inc. ....................................         9,712,934       0.9
SEMICONDUCTOR EQUIPMENT &       2,448,500      +LSI Logic Corporation.....................        14,127,845       1.3
  PRODUCTS
MEDIA                           3,684,928      +Liberty Media Corporation (Class A).......        32,943,256       3.0
COMMUNICATIONS EQUIPMENT        5,954,900      +Lucent Technologies Inc. .................         7,503,174       0.7
METALS & MINING                   479,800      Massey Energy Company......................         4,663,656       0.4
COMMUNICATIONS EQUIPMENT        1,736,770      Motorola, Inc. ............................        15,023,061       1.4
AEROSPACE & DEFENSE               178,000      Raytheon Company...........................         5,473,500       0.5
ELECTRONIC EQUIPMENT &          1,523,800      Symbol Technologies, Inc. .................        12,525,636       1.2
  INSTRUMENTS
SPECIALTY RETAIL                1,314,900      +Toys 'R' Us, Inc. ........................        13,149,000       1.2
MEDIA                             213,900      Tribune Company............................         9,723,894       0.9
MEDIA                             744,300      The Walt Disney Company....................        12,139,533       1.1
                                                                                              --------------     -----
                                                                                                 245,349,663      22.6
-------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
-------------------------------------------------------------------------------------------------------------------------
INSURANCE                         449,700      The Allstate Corporation...................        16,634,403       1.5
COMPUTERS & PERIPHERALS           408,100      +Apple Computer, Inc. .....................         5,848,073       0.5
BANKS                             394,800      Bank One Corporation.......................        14,429,940       1.3
AEROSPACE & DEFENSE               261,400      The Boeing Company.........................         8,623,586       0.8
MACHINERY                         224,200      Caterpillar Inc. ..........................        10,250,424       1.0
DIVERSIFIED FINANCIALS          1,210,820      Citigroup Inc. ............................        42,608,756       3.9
MACHINERY                         456,500      Deere & Company............................        20,930,525       1.9
AUTO COMPONENTS                 1,248,500      Delphi Automotive Systems Corporation......        10,050,425       0.9
ENERGY EQUIPMENT & SERVICE        713,400      Diamond Offshore Drilling, Inc. ...........        15,587,790       1.4
CHEMICALS                         603,700      E.I. du Pont de Nemours and Company........        25,596,880       2.4
SPECIALTY RETAIL                  937,600      Foot Locker, Inc. .........................         9,844,800       0.9
AUTOMOBILES                       247,800      General Motors Corporation.................         9,133,908       0.8
ENERGY EQUIPMENT & SERVICE      1,779,200      +Grant Prideco, Inc. ......................        20,709,888       1.9
HEALTH CARE EQUIPMENT &           180,400      +Guidant Corporation.......................         5,565,340       0.5
  SUPPLIES
LEISURE EQUIPMENT & PRODUCTS      700,000      Hasbro, Inc. ..............................         8,085,000       0.8
COMPUTERS & PERIPHERALS           826,631      Hewlett-Packard Company....................        14,350,314       1.3
COMPUTERS & PERIPHERALS           196,610      International Business Machines
                                                 Corporation..............................        15,237,275       1.4
DIVERSIFIED FINANCIALS            500,000      J.P. Morgan Chase & Co. ...................        12,000,000       1.1
HOUSEHOLD PRODUCTS                318,400      Kimberly-Clark Corporation.................        15,114,448       1.4
HOUSEHOLD DURABLES                573,100      Koninklijke (Royal) Philips Electronics NV
                                                 (NY Registered Shares)...................        10,132,408       0.9
BANKS                             433,400      Mellon Financial Corporation...............        11,316,074       1.1
DIVERSIFIED FINANCIALS            390,000      Morgan Stanley.............................        15,568,800       1.4
SEMICONDUCTOR EQUIPMENT &         719,300      +National Semiconductor Corporation........        10,796,693       1.0
  PRODUCTS
HOUSEHOLD PRODUCTS                186,300      The Procter & Gamble Company...............        16,010,622       1.5
ENERGY EQUIPMENT & SERVICE        764,800      Rowan Companies, Inc. .....................        17,360,960       1.6
PAPER & FOREST PRODUCTS         1,445,900      Sappi Limited (ADR)*.......................        19,114,798       1.8
FOOD PRODUCTS                     900,000      Sara Lee Corporation.......................        20,259,000       1.9
DIVERSIFIED FINANCIALS            981,100      +Stilwell Financial, Inc. .................        12,822,977       1.2
INDUSTRIAL CONGLOMERATES          400,000      Textron, Inc. .............................        17,196,000       1.6

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                      PERCENT OF
INDUSTRY++                           HELD                        STOCKS                           VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO (CONCLUDED)
-------------------------------------------------------------------------------------------------------------------------
INSURANCE                         949,542      +Travelers Property Casualty Corp. (Class
                                                 A).......................................    $   13,910,790       1.3%
IT CONSULTING & SERVICES        2,660,500      +Unisys Corporation........................        26,338,950       2.5
BANKS                             716,300      Wachovia Corporation.......................        26,101,972       2.4
                                                                                              --------------     -----
                                                                                                 497,531,819      45.9
-------------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                       202,800      AT&T Corp. ................................         5,295,108       0.5
  TELECOMMUNICATION SERVICES
METALS & MINING                   296,200      Alcoa Inc. ................................         6,747,436       0.6
BANKS                             200,500      Bank of America Corporation................        13,948,785       1.3
PHARMACEUTICALS                   455,500      Bristol-Myers Squibb Company...............        10,544,825       1.0
AUTOMOBILES                       357,700      DaimlerChrysler AG.........................        10,963,505       1.0
OIL & GAS                         803,100      Exxon Mobil Corporation....................        28,060,314       2.6
AUTOMOBILES                       577,500      Ford Motor Company.........................         5,370,750       0.5
PERSONAL PRODUCTS                 500,000      The Gillette Company.......................        15,180,000       1.4
AEROSPACE & DEFENSE               828,300      Honeywell International Inc. ..............        19,879,200       1.8
INSURANCE                         157,200      Lincoln National Corporation...............         4,964,376       0.5
HOTELS, RESTAURANTS &             952,900      McDonald's Corporation.....................        15,322,632       1.4
  LEISURE
PHARMACEUTICALS                   260,700      Merck & Co., Inc. .........................        14,758,227       1.4
METALS & MINING                   513,500      +Phelps Dodge Corporation..................        16,252,275       1.5
OIL & GAS                         586,400      Royal Dutch Petroleum Company
                                                 (NY Registered Shares)...................        25,813,328       2.4
DIVERSIFIED                       373,500      SBC Communications Inc. ...................        10,125,585       0.9
  TELECOMMUNICATION SERVICES
PHARMACEUTICALS                   742,100      Schering-Plough Corporation................        16,474,620       1.5
ELECTRICAL EQUIPMENT              988,300      +Thomas & Betts Corporation................        16,702,270       1.5
OIL & GAS                         633,600      Unocal Corporation.........................        19,375,488       1.8
DIVERSIFIED                       552,200      Verizon Communications.....................        21,397,750       2.0
  TELECOMMUNICATION SERVICES
                                                                                              --------------     -----
                                                                                                 277,176,474      25.6
-------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
-------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            636,900      +Agilent Technologies, Inc. ...............        11,438,724       1.1
  INSTRUMENTS
INSURANCE                         381,000      American International Group, Inc. ........        22,040,850       2.0
SOFTWARE                        1,510,200      +Borland Software Corporation..............        18,484,848       1.7
SOFTWARE                          555,500      Computer Associates International, Inc. ...         7,499,250       0.7
SEMICONDUCTOR EQUIPMENT &         378,100      +Micron Technology, Inc. ..................         3,682,694       0.3
  PRODUCTS
                                                                                              --------------     -----
                                                                                                  63,146,366       5.8
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL STOCKS
                                               (COST--$1,286,999,424)                          1,083,204,322      99.9
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                              PARTNERSHIP                                                                      PERCENT OF
                                 INTEREST                 SHORT-TERM SECURITIES                   VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                              $11,680,294      Merrill Lynch Liquidity Series, LLC Cash
                                                 Sweep Series II**........................    $   11,680,294       1.0%
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$11,680,294)                                11,680,294       1.0
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$1,298,679,718)...     1,094,884,616     100.9
                                               LIABILITIES IN EXCESS OF OTHER ASSETS......       (10,286,276)     (0.9)
                                                                                              --------------     -----
                                               NET ASSETS.................................    $1,084,598,340     100.0%
                                                                                              ==============     =====
-------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

* American Depositary Receipts (ADR).

** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------------------
                                                                  NET                     INTEREST
AFFILIATE                                                      ACTIVITY      NET COST      INCOME
--------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $11,680,294   $11,680,294   $44,082
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $265,610,705)
  (identified cost--$1,298,679,718).........................                  $1,094,884,616
Investments held as collateral for loaned securities, at
  value.....................................................                     273,936,151
Cash........................................................                          35,735
Receivables:
  Capital shares sold.......................................  $   2,171,588
  Dividends.................................................      1,657,459
  Securities sold...........................................        102,654
  Interest..................................................         29,738
  Loaned securities income..................................         16,865        3,978,304
                                                              -------------
Prepaid expenses............................................                          10,208
                                                                              --------------
Total assets................................................                   1,372,845,014
                                                                              --------------
--------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     273,936,151
Payables:
  Securities purchased......................................     13,335,534
  Investment adviser........................................        589,349
  Capital shares redeemed...................................        311,054
  Distributor...............................................          4,558       14,240,495
                                                              -------------
Accrued expenses............................................                          70,028
                                                                              --------------
Total liabilities...........................................                     288,246,674
                                                                              --------------
--------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $1,084,598,340
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                  $    9,687,114
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                         309,802
Paid-in capital in excess of par............................                   1,320,099,644
Undistributed investment income--net........................  $     118,193
Accumulated realized capital losses on investments--net.....    (41,821,311)
Unrealized depreciation on investments--net.................   (203,795,102)
                                                              -------------
Total accumulated losses--net...............................                    (245,498,220)
                                                                              --------------
NET ASSETS..................................................                  $1,084,598,340
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $1,051,062,881 and
  96,871,143 shares outstanding.............................                  $        10.85
                                                                              ==============
Class B--Based on net assets of $33,535,459 and 3,098,022
  shares outstanding........................................                  $        10.82
                                                                              ==============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $254,166 foreign withholding tax).........                 $  19,455,542
Interest....................................................                     1,084,379
Securities lending--net.....................................                       365,229
                                                                             -------------
Total income................................................                    20,905,150
                                                                             -------------
------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  7,403,816
Accounting services.........................................       429,304
Professional fees...........................................       140,639
Printing and shareholder reports............................       118,970
Transfer agent fees.........................................        75,919
Custodian fees..............................................        68,371
Distribution fees--Class B..................................        60,336
Directors' fees and expenses................................        54,311
Pricing services............................................           851
Registration fees...........................................           800
Other.......................................................        33,395
                                                              ------------
Expenses....................................................                     8,386,712
                                                                             -------------
Investment income--net......................................                    12,518,438
                                                                             -------------
------------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss from investments--net.........................                   (32,703,730)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                  (232,551,310)
                                                                             -------------
Total realized and unrealized loss on investments--net......                  (265,255,040)
                                                                             -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(252,736,602)
                                                                             =============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                   2002              2001
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   12,518,438    $   12,829,826
Realized gain (loss) on investments--net....................       (32,703,730)       45,882,129
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (232,551,310)       (3,651,565)
                                                                --------------    --------------
Net increase (decrease) in net assets resulting from
  operations................................................      (252,736,602)       55,060,390
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (12,073,026)      (12,800,752)
  Class B...................................................          (327,037)         (380,219)
Realized gain on investments--net:
  Class A...................................................       (12,660,695)      (63,303,028)
  Class B...................................................          (436,927)       (2,071,756)
                                                                --------------    --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (25,497,685)      (78,555,755)
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................         6,667,208       165,220,758
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      (271,567,079)      141,725,393
Beginning of year...........................................     1,356,165,419     1,214,440,026
                                                                --------------    --------------
End of year*................................................    $1,084,598,340    $1,356,165,419
                                                                ==============    ==============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $      118,193                --
                                                                ==============    ==============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                               CLASS A
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.        ------------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2002         2001         2000         1999        1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $    13.47   $    13.71   $    13.60   $    14.67   $  15.84
                                                              ----------   ----------   ----------   ----------   --------
Investment income--net+.....................................         .12          .14          .24          .22        .19
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................       (2.48)         .44         1.41         2.37       1.10
                                                              ----------   ----------   ----------   ----------   --------
Total from investment operations............................       (2.36)         .58         1.65         2.59       1.29
                                                              ----------   ----------   ----------   ----------   --------
Less dividends and distributions:
  Investment income--net....................................        (.13)        (.13)        (.24)        (.38)      (.19)
  Realized gain on investments--net.........................        (.13)        (.69)       (1.30)       (3.28)     (2.27)
                                                              ----------   ----------   ----------   ----------   --------
Total dividends and distributions...........................        (.26)        (.82)       (1.54)       (3.66)     (2.46)
                                                              ----------   ----------   ----------   ----------   --------
Net asset value, end of year................................  $    10.85   $    13.47   $    13.71   $    13.60   $  14.67
                                                              ==========   ==========   ==========   ==========   ========
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................     (17.77%)       4.26%       12.65%       21.12%      9.44%
                                                              ==========   ==========   ==========   ==========   ========
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .67%         .68%         .65%         .66%       .66%
                                                              ==========   ==========   ==========   ==========   ========
Investment income--net......................................       1.02%        1.00%        1.75%        1.59%      1.26%
                                                              ==========   ==========   ==========   ==========   ========
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................  $1,051,063   $1,310,134   $1,179,853   $1,042,885   $754,519
                                                              ==========   ==========   ==========   ==========   ========
Portfolio turnover..........................................      41.31%       61.04%       67.31%       86.46%    113.44%
                                                              ==========   ==========   ==========   ==========   ========
--------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM                        CLASS B
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.               ----------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2002       2001       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  13.43   $  13.68   $  13.58   $  14.65   $  15.84
                                                                --------   --------   --------   --------   --------
Investment income--net+......................................        .11        .11        .22        .21        .16
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net.................................      (2.48)       .45       1.40       2.36       1.10
                                                                --------   --------   --------   --------   --------
Total from investment operations.............................      (2.37)       .56       1.62       2.57       1.26
                                                                --------   --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net.....................................       (.11)      (.12)      (.22)      (.36)      (.18)
  Realized gain on investments--net..........................       (.13)      (.69)     (1.30)     (3.28)     (2.27)
                                                                --------   --------   --------   --------   --------
Total dividends and distributions............................       (.24)      (.81)     (1.52)     (3.64)     (2.45)
                                                                --------   --------   --------   --------   --------
Net asset value, end of year.................................   $  10.82   $  13.43   $  13.68   $  13.58   $  14.65
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................    (17.89%)     4.05%     12.46%     20.97%      9.28%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................       .82%       .83%       .80%       .81%       .82%
                                                                ========   ========   ========   ========   ========
Investment income--net.......................................       .87%       .85%      1.60%      1.49%      1.12%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................   $ 33,535   $ 46,031   $ 34,587   $ 19,051   $  3,385
                                                                ========   ========   ========   ========   ========
Portfolio turnover...........................................     41.31%     61.04%     67.31%     86.46%    113.44%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Basic Value V.I. Fund (the "Fund") (formerly Basic Value Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

--------------------------------------------------------------------------------

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. There were no significant reclassifications in the current year.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral of $145,186,160 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $128,749,991 was invested in the Merrill Lynch Premier Institutional Fund. As of December 31, 2002, the Fund lent securities with a value of $64,401,420 to MLPF&S or its affiliates. For the year ended December 31, 2002, MLIM, LLC received $156,588 in securities lending agent fees from the Fund.

  For the year ended December 31, 2002, MLPF&S earned $373,476 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $37,512 for certain accounting services.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $532,472,315 and $489,062,944, respectively.

  Net realized gains (losses) for the year ended December 31, 2002 and net unrealized losses as of December 31, 2002 were as follows:

-------------------------------------------------------------------
                                        Realized       Unrealized
                                     Gains (Losses)      Losses
-------------------------------------------------------------------
Long-term investments..............   $(32,704,300)   $(203,795,102)
Short-term investments.............            570               --
                                      ------------    -------------
Total..............................   $(32,703,730)   $(203,795,102)
                                      ============    =============
-------------------------------------------------------------------

  At December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $214,112,464, of which $50,358,582 related to appreciated securities and $264,471,046 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $1,308,997,080.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $6,667,208 and $165,220,758 for the years ended December 31, 2002 and December 31, 2001, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2002                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................   10,531,910    $ 132,044,513
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    2,032,101       24,733,721
                                     -----------    -------------
Total issued.......................   12,564,011      156,778,234
Shares redeemed....................  (12,963,969)    (146,573,813)
                                     -----------    -------------
Net increase (decrease)............     (399,958)   $  10,204,421
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2001                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................  13,352,667    $ 179,176,410
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   5,574,026       76,103,780
                                      ----------    -------------
Total issued........................  18,926,693      255,280,190
Shares redeemed.....................  (7,688,531)    (102,348,813)
                                      ----------    -------------
Net increase........................  11,238,162    $ 152,931,377
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 2002                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   193,346    $ 2,473,430
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................    61,992        763,964
                                          --------    -----------
Total issued............................   255,338      3,237,394
Shares redeemed.........................  (583,761)    (6,774,607)
                                          --------    -----------
Net decrease............................  (328,423)   $(3,537,213)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 2001                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,015,056    $13,792,531
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................    180,131      2,451,975
                                         ---------    -----------
Total issued...........................  1,195,187     16,244,506
Shares redeemed........................   (296,342)    (3,955,125)
                                         ---------    -----------
Net increase...........................    898,845    $12,289,381
                                         =========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                         12/31/2002    12/31/2001
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $17,124,038   $52,767,426
 Net long-term capital gains...........    8,373,647    25,788,329
                                         -----------   -----------
Total taxable distributions............  $25,497,685   $78,555,755
                                         ===========   ===========
------------------------------------------------------------------

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net................  $     118,193
Undistributed long-term capital gains--net........             --
                                                    -------------
Total undistributed earnings--net.................        118,193
Capital loss carryforward.........................    (31,503,948)*
Unrealized losses--net............................   (214,112,465)**
                                                    -------------
Total accumulated losses--net.....................  $(245,498,220)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $31,503,948, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
BASIC VALUE V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Basic Value V.I. Fund (formerly, Basic Value Focus Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Basic Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

ECONOMIC ENVIRONMENT

  The U.S. economy grew throughout 2002, although the pace of the growth was quite uneven from quarter to quarter. For the year as a whole, the economy quite likely grew at an annual pace of approximately 3.0% -- modest for sure, but hardly the source for "double dip" recessionary concerns that dominated the headlines from time to time. Inflation remained virtually non-existent, with the core personal consumption expenditure deflator, the inflation gauge watched by the Federal Reserve Board, rising by only 1.8%.

  In past economic recoveries, businesses have contributed significantly to growth. However, the continuing corporate profit drought in the face of significant excess capacity left businesses holding back on capital spending and achieving productivity gains through paring down payrolls. The consumer sector, on the other hand, held up remarkably well, despite the weak employment outlook, declining equity markets, and terrorism and geopolitical concerns adding to the decline in consumer confidence. Nevertheless, the sharp drop in mortgage rates during the past year contributed to a healthy housing market and a refinancing boom, helping out the consumer, while heavy economic incentives (such as zero-cost financing) helped keep consumption of durable goods, such as automobiles, robust.

  Looking ahead, we anticipate the economy to grow at a sub-par rate of below 3% in 2003, with risks to the forecast more evenly balanced. While the prospects for a strong fiscal stimulus package from Washington, D.C. have improved markedly, the timing of the legislation, its scope and its potential positive impact on the economy over the near term remain uncertain. At the same time, the possible end of the mortgage refinancing boom and a murky labor market could further erode consumer confidence, posing downside risks to the economy. Capital spending by businesses is also likely to remain somewhat subdued as the sectors that have contributed historically to capital spending--telecommunications, utility and the energy sectors--still work out past excesses. Government spending is not likely to contribute very much, given the potential for the growing fiscal deficits at state and local government levels somewhat offsetting the spending from Washington.

INTEREST RATES

  Interest rates essentially followed the economic news through most of the year. The Federal Reserve Board started the year with the Federal Funds rate at 1.75%, and an economic bias that was tilted toward "weakness." Following a strong first quarter in 2002, the Federal Reserve Board at the March Federal Open Market Committee (FOMC) meeting changed its bias to "balanced," signaling that the risks toward economic weakness on the one hand and inflationary concerns on the other were equally balanced. With the economy showing signs of stress in the third quarter of 2002, at the August FOMC meeting, the Federal Reserve Board switched the bias once again toward "weakness" in the economy. Amid growing deflationary concerns, and the potential for the economy to slip back into a recession, the Federal Reserve Board surprised investors at its November FOMC meeting, by lowering the Federal Funds rate by 50 basis points (.50%) to 1.25%, but changing the bias once again to "balanced."

  Most Treasury yields reacted to the changing economic prospects throughout the year. Sensing a strong recovery, Treasury yields rose significantly in the first quarter, with the two-year note rising by 70 basis points, and the ten-year note and the 30-year bond by 35 basis points. However, with the waning prospects of an economic recovery, Treasury yields fell sharply from early April, with most of the declines occurring in the third quarter through October 10, 2002. During this period, two-year note yields declined by 197 basis points, ten-year notes by 177 basis points and 30-year bonds by 111 basis points. Although yields have backed up toward year end, for the year as a whole, the investment-grade sector in general, and Treasuries in particular, had a solid year.

  Going forward, we expect the Federal Reserve Board to remain on hold, at least through the first half of 2003. While a slow growing economy, with little threat of inflation, should keep interest rates range bound, the risks to the fixed income markets have become somewhat asymmetric. The growing budget deficits at the Federal and state levels, along with the absolute low levels of current interest rates, not to mention the stellar performance of the fixed income market over the past three years, give us little reason to hope for a sustained drop in interest rates. Accordingly, we anticipate interest rates to have an upward bias and the yield

--------------------------------------------------------------------------------

curve to have a bearish steepening bias over the next few months.

FISCAL YEAR IN REVIEW

  During the 12-month period ended December 31, 2002, Core Bond V.I. Fund's Class A Shares had a total return of +9.57%, compared to +10.25% for the Fund's benchmark, the unmanaged Lehman Brothers Aggregate Bond Index.

  As 2002 began, with all signs pointing to a slowly but steadily improving economy, the portfolio was positioned to take advantage of the interest rate conditions usually associated with such an environment. The portfolio maintained overweight positions between 3% - 8% in the major credit sectors, including corporate bonds, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). Through May, these allocations proved to be quite positive from a performance standpoint. MBS and CMBS had the highest excess return relative to duration-neutral Treasury securities of any major Lehman Brothers Aggregate Bond Index sector, and while corporate bond spreads were static during the period, the yield advantage available made our overweight profitable. In addition, we kept the duration of the portfolio very close to that of the benchmark, as we believed that yields would not move much. In spite of the month-to-month volatility, yields ended May essentially unchanged from the beginning of the year.

  However, during the last two weeks of May, warning signals began to emerge that caused us to question our optimistic view of the economy and the markets. After peaking at about 10,350, the Dow Jones Industrial Average plunged more than 2,500 points in just over eight weeks. Consumer confidence, estimates of gross domestic product growth, and Treasury yields also fell, and by the beginning of August the markets were in a crisis mode. Although we made major adjustments in portfolio construction by reducing our corporate and mortgage overweight positions to neutral and adding duration, performance suffered slightly as market liquidity dried up. This caused our restructuring to take longer than expected, and execution delays invariably cost money in such volatile market conditions.

  In the last quarter of 2002, the summer's extreme volatility gave way to a market in which Treasury yields have traded in a narrow range. As was true at the beginning of the year, the credit sectors have again taken a leading role. While we have reestablished overweight positions in the corporate and mortgage sectors, we remain mindful of the potential for a return of volatility. As such, our overweights are smaller--about 2% - 3%--and more liquid, which will enable us to move quickly back to a neutral profile should it become necessary. We have continued to actively manage portfolio duration and to aggressively finance our to-be-announced mortgage holdings, which are sound strategies designed to incrementally increase Fund performance.

  Going forward, we expect to maintain a portfolio profile reflective of our pro-cyclical bias--spread sector overweights and duration less than that of the benchmark. While we believe there is a high probability that there will be a military confrontation with Iraq during the first quarter of 2003, we anticipate that this will ultimately result in a decline in volatility as uncertainty is removed from the markets. We expect this to provide the basis for solid, if unspectacular, economic growth as the year progresses.

IN CONCLUSION

  We appreciate your investment in Core Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Patrick Maldari
Patrick Maldari
Vice President and Portfolio Manager

/s/ James J. Pagano
James J. Pagano
Vice President and Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                               CORE BOND V.I. FUND+--CLASS A        LEHMAN BROTHERS AGGREGATE
                                                                          SHARES*                          BOND INDEX++
                                                               -----------------------------        -------------------------
12/92                                                                     10000.00                           10000.00
12/93                                                                     11202.00                           10975.00
12/94                                                                     10664.00                           10655.00
12/95                                                                     12812.00                           12623.00
12/96                                                                     13095.00                           13081.00
12/97                                                                     14226.00                           14344.00
12/98                                                                     15343.00                           15590.00
12/99                                                                     14982.00                           15462.00
12/00                                                                     16482.00                           17260.00
12/01                                                                     17586.00                           18717.00
12/02                                                                     19269.00                           20636.00

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + The Fund invests at least 90% of its net assets in fixed income securities. ++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                   +9.57%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                  +6.25
--------------------------------------------------------------------------------
Ten Years Ended 12/31/02                                                   +6.78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2002                                       TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class A Shares*                                                  +5.96%         + 9.57%         3.99%
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                           +6.23          +10.25            --
--------------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

  ** This unmanaged market-weighted index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                              S&P       MOODY'S       FACE
                           RATINGS++   RATINGS++     AMOUNT              ASSET-BACKED SECURITIES+--8.6%            VALUE
----------------------------------------------------------------------------------------------------------------------------
                            AAA         Aaa        $ 4,000,000      Advanta Mortgage Loan Trust, 7.75% due
                                                                      10/25/2026.............................  $   4,320,388
                            AAA         Aaa          4,551,000      CIT Equipment Collateral, Series
                                                                      2002-VT1, Class A2, 2.90% due
                                                                      6/21/2004..............................      4,574,237
                                                                    California Infrastructure PG&E, Series
                                                                      1997-1:
                            AAA         Aaa          1,450,000        Class A6, 6.38% due 9/25/2008..........      1,583,603
                            AAA         Aaa          2,100,000        Class A7, 6.42% due 9/25/2008..........      2,285,985
                            AAA         Aaa          3,034,818      EQCC Home Equity Loan Trust, Series
                                                                      1999-1, Class A3F, 5.915% due
                                                                      11/20/2024.............................      3,096,368
                            A           A3           6,000,000      First Dominion Funding I, 2.60% due
                                                                      7/10/2013(a)(b)........................      5,486,250
                                                                    Household Automotive Trust:
                            AAA         Aaa          5,700,000        Series 2002-1, Class A2, 2.75% due
                                                                      5/17/2005..............................      5,735,215
                            AAA         Aaa          3,200,000        Series 2002-3, Class A3A, 2.75% due
                                                                      6/18/2007..............................      3,247,231
                            AAA         Aaa          4,595,214      Household Home Equity Loan Trust, Series
                                                                      2002-2, Class A, 1.688% due
                                                                      4/20/2032(a)...........................      4,587,334
                            AAA         Aaa          5,700,000      Ikon Receivables LLC, Series 2002-1,
                                                                      Class A2, 2.91% due 2/15/2005..........      5,723,833
                            A+          A2           2,222,200      MBNA Master Credit Card Trust, Series
                                                                      1999-F, Class B, 1.79% due
                                                                      1/16/2007(a)...........................      2,221,756
                            AAA         Aaa          5,273,461      Option One Mortgage Loan Trust, Series
                                                                      2002-4, Class A, 1.68% due
                                                                      7/25/2032(a)...........................      5,254,660
                            AAA         Aaa          5,000,000      Residential Asset Securities Corporation,
                                                                      Series 2002-KS8, Class A2, 3.04% due
                                                                      6/25/2023..............................      5,039,063
                            A           A2           4,500,000      Superior Wholesale Inventory Financing
                                                                      Trust, Series 2001, Class A7, 1.82% due
                                                                      6/15/2006(a)...........................      4,489,470
----------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL ASSET-BACKED SECURITIES
                                                                    (COST--$57,795,243)                           57,645,393
----------------------------------------------------------------------------------------------------------------------------
                                                                     GOVERNMENT & AGENCY OBLIGATIONS--22.7%
----------------------------------------------------------------------------------------------------------------------------
                                                                    Fannie Mae:
                            AAA         Aaa         17,130,000        7% due 7/15/2005.......................     19,204,957
                            AAA         Aaa         10,430,000        5.25% due 6/15/2006....................     11,366,030
                            AAA         Aaa          2,910,000        7.125% due 3/15/2007...................      3,404,441
                            AAA         Aaa          6,290,000        6.375% due 6/15/2009...................      7,278,203
                            AAA         Aaa          4,390,000        6% due 5/15/2011.......................      4,962,294
                            AAA         Aaa          7,260,000        7.125% due 1/15/2030...................      8,959,152
                                                                    Freddie Mac:
                            AAA         Aaa         14,400,000        7% due 7/15/2005.......................     16,153,891
                            AAA         Aaa          8,230,000        6.625% due 9/15/2009...................      9,654,119
                                                                    U.S. Treasury Bonds & Notes:
                            AAA         Aaa            455,000        1.875% due 9/30/2004...................        458,181
                            AAA         Aaa          2,610,000        7.50% due 2/15/2005....................      2,926,666
                            AAA         Aaa         10,270,000        6.50% due 5/15/2005....................     11,400,101
                            AAA         Aaa          1,630,000        5.75% due 11/15/2005...................      1,801,851
                            AAA         Aaa          4,340,000        6.25% due 2/15/2007....................      4,979,304
                            AAA         Aaa          2,738,000        3.25% due 8/15/2007....................      2,805,809
                            AAA         Aaa          5,310,000        6.125% due 8/15/2007...................      6,106,086
                            AAA         Aaa            465,000        3% due 11/15/2007......................        470,594
                            AAA         Aaa          3,790,000        4.75% due 11/15/2008...................      4,137,020
                            AAA         Aaa          2,280,000        6.50% due 2/15/2010....................      2,725,311
                            AAA         Aaa          3,270,000        5% due 2/15/2011.......................      3,592,912
                            AAA         Aaa          3,720,000        7.50% due 11/15/2016...................      4,864,770
                            AAA         Aaa          2,270,000        8.125% due 8/15/2019...................      3,161,863
                            AAA         Aaa          7,910,000        7.25% due 8/15/2022....................     10,294,430
                            AAA         Aaa          1,630,000        6.25% due 8/15/2023....................      1,914,996

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P       MOODY'S       FACE
                           RATINGS++   RATINGS++     AMOUNT              GOVERNMENT & AGENCY OBLIGATIONS           VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                                    U.S. Treasury Bonds & Notes (concluded):
                            AAA         Aaa        $ 1,630,000        6.625% due 2/15/2027...................  $   2,013,687
                            AAA         Aaa          7,410,000        5.375% due 2/15/2031...................      8,078,056
----------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                                                                    (COST--$144,815,929)                         152,714,724
----------------------------------------------------------------------------------------------------------------------------
                                                                                GOVERNMENT AGENCY
                                                                       MORTGAGE-BACKED SECURITIES+--34.2%
----------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE                                             Freddie Mac:
OBLIGATIONS--0.5%
                            AAA         Aaa          1,415,333        Series 2113, Class MA, 5.57% due
                                                                      7/15/2022..............................      1,424,921
                            AAA         Aaa          1,954,487        Series 2140, Class KE, 6.30% due
                                                                      05/15/2026.............................      1,988,474
                                                                                                               -------------
                                                                                                                   3,413,395
----------------------------------------------------------------------------------------------------------------------------
PASS-THROUGH                                                        Fannie Mae:
SECURITIES--33.7%
                            AAA         Aaa         36,800,000        6%(c)..................................     38,100,549
                            AAA         Aaa          2,243,214        6.50%(c)...............................      2,364,330
                            AAA         Aaa          3,700,000        6.50%(c)...............................      3,847,963
                            AAA         Aaa         12,500,000        7.50%(c)...............................     13,233,100
                            AAA         Aaa          7,425,000        8%(c)..................................      7,958,798
                            AAA         Aaa            952,008        6% due 6/01/2016.......................        996,576
                            AAA         Aaa          2,701,705        6% due 6/01/2016.......................      2,828,186
                            AAA         Aaa          1,401,076        6% due 7/01/2016.......................      1,466,667
                            AAA         Aaa          6,621,269        6% due 2/01/2017.......................      6,931,244
                            AAA         Aaa          1,608,478        7% due 11/18/2027......................      1,635,877
                            AAA         Aaa            972,013        8% due 9/01/2030.......................      1,047,872
                            AAA         Aaa          9,945,058        7% due 5/01/2031.......................     10,460,648
                            AAA         Aaa          2,049,913        6.50% due 6/01/2031....................      2,135,383
                            AAA         Aaa         23,191,325        6.50% due 6/01/2031....................     24,158,276
                            AAA         Aaa          1,283,155        7% due 6/01/2031.......................      1,349,678
                            AAA         Aaa          3,518,529        7% due 9/01/2031.......................      3,700,943
                            AAA         Aaa          8,876,205        6.50% due 1/01/2032....................      9,246,294
                            AAA         Aaa          2,834,308        7% due 3/01/2032.......................      2,981,150
                            AAA         Aaa          4,033,162        6.50% due 4/01/2032....................      4,201,249
                                                                    Freddie Mac:
                            AAA         Aaa          3,300,000        5%(c)..................................      3,388,747
                            AAA         Aaa          3,300,000        5.50%(c)...............................      3,369,185
                            AAA         Aaa         15,300,000        6%(c)..................................     15,845,506
                            AAA         Aaa         11,841,449        6.50%(c)...............................     12,323,218
                            AAA         Aaa          1,500,000        6.50% due 3/01/2016....................      1,587,008
                            AAA         Aaa          7,285,900        6.50% due 6/01/2016....................      7,704,885
                            AAA         Aaa            271,075        6.50% due 7/01/2016....................        286,664
                            AAA         Aaa             20,012        6.50% due 9/01/2016....................         21,162
                            AAA         Aaa             18,072        6.50% due 10/01/2016...................         19,112
                            AAA         Aaa            904,938        6.50% due 2/01/2017....................        956,977
                            AAA         Aaa          1,020,907        6% due 4/01/2017.......................      1,068,261
                            AAA         Aaa          1,705,577        6% due 8/01/2017.......................      1,784,688
                            AAA         Aaa          1,762,220        7.50% due 11/01/2029...................      1,875,679
                            AAA         Aaa            508,172        7.50% due 9/01/2030....................        540,592
                            AAA         Aaa          4,793,766        7% due 6/01/2031.......................      5,038,522
                            AAA         Aaa          1,669,242        7.50% due 8/01/2031....................      1,775,152
                            AAA         Aaa          4,234,666        7% due 10/01/2031......................      4,450,876
                            AAA         Aaa          3,138,656        7% due 4/01/2032.......................      3,298,918
                            AAA         Aaa          2,412,952        7.50% due 5/01/2032....................      2,566,000
                            AAA         Aaa          7,706,229        7% due 9/01/2032.......................      8,099,713

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P       MOODY'S       FACE                      GOVERNMENT AGENCY
                           RATINGS++   RATINGS++     AMOUNT                MORTGAGE-BACKED SECURITIES+             VALUE
----------------------------------------------------------------------------------------------------------------------------
PASS-THROUGH SECURITIES                                             Government National Mortgage Association:
(CONCLUDED)
                            AAA         Aaa        $ 3,128,719        6.50% due 5/15/2031....................  $   3,287,325
                            AAA         Aaa          8,251,194        6.50% due 4/15/2032....................      8,666,180
                                                                                                               -------------
                                                                                                                 226,599,153
----------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL GOVERNMENT AGENCY
                                                                    MORTGAGE-BACKED SECURITIES
                                                                    (COST--$225,200,922)                         230,012,548
----------------------------------------------------------------------------------------------------------------------------
                                                                         NON-GOVERNMENT AGENCY MORTGAGE-
                                                                            BACKED SECURITIES+--10.5%
----------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE     AAA         Aaa          1,995,322      ABN AMRO Mortgage Corporation, Series
OBLIGATIONS--4.7%                                                     2001-8, Class 2A1, 6.50% due
                                                                      1/25/2032..............................      2,018,748
                            NR*         Aaa          1,522,601      Bank of America Mortgage Securities,
                                                                      Series 2002-IA, Class 1B, 4.64% due
                                                                      8/25/2032..............................      1,532,853
                            NR*         Aaa          4,421,009      Chase Mortgage Finance Corporation,
                                                                      Series 1999-S4, Class A1, 6.50% due
                                                                      4/25/2029..............................      4,540,734
                            NR*         Aaa          2,987,145      CountryWide Home Loan, Series 2001-24,
                                                                      Class 1A6, 6% due 1/25/2032............      3,052,268
                            AAA         NR*          2,441,505      General Motors Acceptance Corporation,
                                                                      Mortgage Corporation Loan Trust, 6.25%
                                                                      due 1/25/2032..........................      2,490,310
                            AAA         Aaa          3,614,159      Structured Asset Securities Corporation,
                                                                      Series 2002-9, Class A2, 1.72% due
                                                                      10/25/2027(a)..........................      3,587,870
                                                                    Washington Mutual Inc.:
                            AAA         Aaa          1,600,000        Series 2002-AR4, Class A7, 5.58% due
                                                                      4/25/2032..............................      1,640,452
                            AAA         Aaa          3,691,463        Series 2002-S3, Class 1A1, 6.50% due
                                                                      6/25/2032..............................      3,788,301
                                                                    Wells Fargo Mortgage-Backed Securities
                                                                      Trust:
                            AAA         NR*          6,992,265        Series 2002-3, Class A1, 5.50% due
                                                                      3/25/2032..............................      7,118,475
                            AAA         Aaa          1,711,804        Series 2002-A, Class A2, 5.90% due
                                                                      3/25/2032..............................      1,717,225
                                                                                                               -------------
                                                                                                                  31,487,236
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-        AAA         Aaa          5,000,000      Banc of America Commercial Mortgage Inc.,
BACKED SECURITIES--5.8%                                               7.197% due 5/15/2010...................      5,838,793
                            AAA         NR*          5,500,000      Bank of America-First Union NB, Series
                                                                      2001-3, Class A2, 5.464% due
                                                                      4/11/2037..............................      5,876,435
                            NR*         Aaa          5,000,000      First Union-Chase Commercial Mortgage,
                                                                      Series 1999-C2, Class A2, 6.645% due
                                                                      4/15/2009..............................      5,659,626
                            AAA         NR*          4,000,000      General Electric Capital Commercial
                                                                      Mortgage Corporation, Series 2001-3,
                                                                      Class A2, 6.07% due 6/10/2038..........      4,414,137
                            AAA         Aaa          6,300,000      Greenwich Capital Commercial Funding
                                                                      Corporation, Series 2002-C1, Class A4,
                                                                      4.948% due 11/11/2025..................      6,430,922
                            AAA         Aaa          4,900,000      LB-UBS Commercial Mortgage Trust, Series
                                                                      2002-C1, Class A3, 6.226% due
                                                                      3/15/2026..............................      5,460,277
                            AAA         NR*          5,000,000      Nationslink Funding Corporation, Series
                                                                      1999-2, Class A3, 7.181% due
                                                                      12/20/2006.............................      5,627,761
                                                                                                               -------------
                                                                                                                  39,307,951
----------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL NON-GOVERNMENT AGENCY
                                                                    MORTGAGE-BACKED SECURITIES
                                                                    (COST--$66,474,700)                           70,795,187
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P       MOODY'S       FACE
INDUSTRY                   RATINGS++   RATINGS++     AMOUNT              CORPORATE BONDS & NOTES -36.1%            VALUE
----------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--3.2%       A-          A2         $ 1,950,000      BB&T Corporation, 4.75% due 10/01/2012...  $   1,956,993
                            A-          A1           1,050,000      Banc One Corp., 8% due 4/29/2027.........      1,318,297
                            A+          Aa2          1,595,000      Bank of America Corporation, 5.125% due
                                                                      11/15/2014.............................      1,622,195
                            A+          Aa3            805,000      The Bank of New York, 5.20% due
                                                                      7/01/2007..............................        866,562
                            A+          Aa2          2,425,000      BankAmerica Corp., 5.875% due
                                                                      2/15/2009..............................      2,660,979
                            A+          A1           1,365,000      Golden West Financial Corporation, 4.75%
                                                                      due 10/01/2012.........................      1,372,554
                            BB+         NR*            425,000      Hudson United Bancorp Inc., 8.20% due
                                                                      9/15/2006..............................        463,792
                                                                    MBNA America Bank NA:
                            BBB+        Baa1         1,000,000        6.875% due 7/15/2004(b)................      1,040,221
                            BBB         Baa2           710,000        7.125% due 11/15/2012..................        743,023
                            A+          Aa3            670,000      Marshall & Ilsley Bank, 4.125% due
                                                                      9/04/2007..............................        691,811
                            A-          A2             595,000      Regions Financial Corporation, 6.375% due
                                                                      5/15/2012..............................        663,581
                            A+          Aa3            810,000      Suntrust Bank, 5.45% due 12/01/2017......        799,875
                            A           Aa3          2,070,000      US Bancorp, 1.56% due 9/16/2005(a).......      2,071,304
                            A           Aa3          1,030,000      Wachovia Corporation, 4.95% due
                                                                      11/01/2006.............................      1,099,079
                                                                    Washington Mutual Inc.:
                            BBB+        A3             900,000        7.50% due 8/15/2006....................      1,012,015
                            BBB+        A3           1,250,000        4.375% due 1/15/2008...................      1,273,713
                            A+          Aa2          1,021,000      Wells Fargo & Co., 5.125% due 2/15/2007..      1,096,568
                            A+          Aa2            560,000      Wells Fargo Bank, 6.45% due 2/01/2011....        628,652
                                                                                                               -------------
                                                                                                                  21,381,214
----------------------------------------------------------------------------------------------------------------------------
BEVERAGE BREWING &          BBB+        Baa2           945,000      Coors Brewing Company, 6.375% due
DISTILLING--0.2%                                                      5/15/2012..............................      1,056,080
----------------------------------------------------------------------------------------------------------------------------
BROADCASTING/ MEDIA--0.2%   BBB-        Baa3         1,355,000      Liberty Media Corporation, 7.875% due
                                                                      7/15/2009..............................      1,469,518
----------------------------------------------------------------------------------------------------------------------------
BUILDING &                  BBB-        Baa3         1,180,000      Toll Brothers Inc., 6.875% due
CONSTRUCTION--0.2%                                                    11/15/2012(b)..........................      1,215,206
----------------------------------------------------------------------------------------------------------------------------
CANADIAN                    BBB-        Ba1            230,000      Abitibi Consolidated Inc., 8.55% due
CORPORATES**--0.0%                                                    8/01/2010(3)...........................        255,270
----------------------------------------------------------------------------------------------------------------------------
CANADIAN                    AAA         Aaa            889,000      Canada Government Bond, 5.25% due
SOVEREIGNS**--0.7%                                                    11/05/2008(2)..........................        982,507
                            AA          Aa2          2,040,000      Province of Ontario, 3.50% due
                                                                      9/17/2007(2)...........................      2,072,312
                            A+          A1           1,135,000      Province of Quebec, 5% due 7/17/2009(2)..      1,212,830
                            A+          Aa3            454,000      Province of Saskatchewan, 8% due
                                                                      7/15/2004(2)...........................        494,005
                                                                                                               -------------
                                                                                                                   4,761,654
----------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.1%             BBB-        Ba1            445,000      Methanex Corporation, 8.75% due
                                                                      8/15/2012..............................        471,700
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &       BBB         Baa1           990,000      Cendant Corporation, 6.875% due
SUPPLIES--0.2%                                                        8/15/2006..............................      1,027,285
----------------------------------------------------------------------------------------------------------------------------
FINANCE--8.1%               A+          A2           1,110,000      American Honda Finance, 1.65% due
                                                                      10/03/2005(a)(b).......................      1,108,938
                                                                    Anadarko Finance Company:
                            BBB+        Baa1           165,000        6.75% due 5/01/2011....................        185,918
                            BBB+        Baa1           290,000        7.50% due 5/01/2031....................        344,826
                            A+          A3             300,000      Boeing Capital Corporation, 7.10% due
                                                                      9/27/2005..............................        324,965
                            BBB-        Baa2         1,201,000      Capital One Bank, 6.50% due 7/30/2004....      1,174,568
                                                                    Chrysler Financial Company LLC(a):
                            BBB+        A3           1,111,000        1.60% due 2/03/2003....................      1,110,644
                            BBB+        A3           1,111,000        1.59% due 3/06/2003....................      1,110,212

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P       MOODY'S       FACE
INDUSTRY                   RATINGS++   RATINGS++     AMOUNT                  CORPORATE BONDS & NOTES               VALUE
----------------------------------------------------------------------------------------------------------------------------
FINANCE (CONCLUDED)         A           A3         $ 1,685,000      CountryWide Home Loan, 5.625% due
                                                                      7/15/2009..............................  $   1,782,973
                            A-          Baa1         1,485,000      Equifax Inc., 4.95% due 11/01/2007(b)....      1,510,983
                                                                    Ford Motor Credit Company:
                            BBB         A3           8,700,000        2.493% due 4/17/2003(a)................      8,681,408
                            BBB         A3           1,775,000        6.50% due 1/25/2007....................      1,753,201
                            BBB         A3             945,000        7.25% due 10/25/2011...................        918,234
                            AAA         Aaa          5,095,000      General Electric Capital Corp., 5.45% due
                                                                      1/15/2013..............................      5,292,360
                                                                    General Motors Acceptance Corp.:
                            BBB         A2          13,000,000        3.23% due 10/16/2003(a)................     12,948,624
                            BBB         A2           1,540,000        6.875% due 8/28/2012...................      1,518,055
                            BBB         A2           1,264,000        8% due 11/01/2031......................      1,270,882
                                                                    Household Finance Corporation:
                            A-          A2           6,300,000        2.91% due 12/16/2004(a)................      6,295,155
                            A-          A2           2,955,000        5.875% due 2/01/2009...................      3,033,030
                            A-          A2           2,100,000        7% due 5/15/2012.......................      2,300,107
                            AA-         A1             990,000      International Lease Finance Corporation,
                                                                      4.375% due 12/15/2005..................      1,001,833
                            AA          Aa3            420,000      Texaco Capital Inc., 8.625% due
                                                                      6/30/2010..............................        529,111
                                                                                                               -------------
                                                                                                                  54,196,027
----------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--4.4%                                                Citigroup Inc.:
                            AA-         Aa1          1,050,000        5.70% due 2/06/2004....................      1,092,165
                            AA-         Aa1          1,100,000        5.75% due 5/10/2006....................      1,194,136
                            A+          Aa2          2,200,000        7.25% due 10/01/2010...................      2,553,912
                            AA-         Aa1            644,000        6.50% due 1/18/2011....................        722,569
                            A+          Aa2          1,300,000        6.625% due 6/15/2032...................      1,419,246
                            A+          Aa3          2,635,000      Goldman Sachs Group, Inc., 6.875% due
                                                                      1/15/2011..............................      2,941,292
                            A           A3             960,000      John Hancock Financial Services, 5.625%
                                                                      due 12/01/2008.........................      1,006,490
                            AAA         Aaa          2,380,000      KFW International Finance, 2.50% due
                                                                      10/17/2005.............................      2,394,951
                                                                    Lehman Brothers Holdings, Inc.:
                            A           A2           1,200,000        6.625% due 4/01/2004...................      1,265,082
                            A           A2           2,120,000        6.625% due 1/18/2012...................      2,346,480
                                                                    MBNA Corporation:
                            BBB         Baa2           405,000        6.25% due 1/17/2007....................        422,781
                            BBB         Baa2           250,000        5.625% due 11/30/2007..................        255,331
                            A           A2           2,225,000      Mellon Funding Corporation, 5% due
                                                                      12/01/2014.............................      2,261,479
                            A+          A2             520,000      Progressive Corporation, 6.25% due
                                                                      12/01/2032.............................        533,509
                            NR*         NR*          7,750,000      Security Life of Denver, 4.66% due
                                                                      3/31/2003..............................      8,020,501
                            A+          A2           1,170,000      Verizon Global Funding Corporation,
                                                                      7.375% due 9/01/2012...................      1,346,131
                                                                                                               -------------
                                                                                                                  29,776,055
----------------------------------------------------------------------------------------------------------------------------
HOTELS--0.2%                BBB-        Ba1          1,400,000      Hilton Hotels Corporation, 7.625% due
                                                                      12/01/2012.............................      1,413,793
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER        A+          A1           1,040,000      Archer-Daniels-Midland, 5.935% due
GOODS--0.7%                                                           10/01/2032.............................      1,037,712
                            BBB+        Baa1           655,000      Newell Rubbermaid Inc., 4.625% due
                                                                      12/15/2009.............................        668,177
                            BBB+        NR*          1,555,000      SC Johnson & Son Inc., 5% due
                                                                      12/15/2012(b)..........................      1,569,531
                            BBB         Baa3         1,390,000      Tyson Foods, Inc., 6.625% due
                                                                      10/01/2004.............................      1,477,931
                                                                                                               -------------
                                                                                                                   4,753,351
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P       MOODY'S       FACE
INDUSTRY                   RATINGS++   RATINGS++     AMOUNT                  CORPORATE BONDS & NOTES               VALUE
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--0.9%    BBB+        Baa1       $   400,000      Anadarko Petroleum Corporation, 5.375%
                                                                      due 3/01/2007..........................  $     427,459
                            BB-         Ba2            475,000      The Coastal Corporation, 6.50% due
                                                                      6/01/2008..............................        356,250
                            A           A2           1,010,000      Colonial Pipeline, 7.63% due
                                                                      4/15/2032(b)...........................      1,205,444
                            BBB-        Baa2         2,555,000      FirstEnergy Corp., 6.45% due 11/15/2011..      2,541,824
                            A+          A1           1,765,000      Motiva Enterprises LLC, 5.20% due
                                                                      9/15/2012(b)...........................      1,762,058
                                                                                                               -------------
                                                                                                                   6,293,035
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A           A2             900,000      Alcoa Inc., 1.70% due 12/06/2004(a)......        902,311
MANUFACTURING--0.9%
                            A-          A3           1,025,000      Cooper Industries Inc., 5.50% due
                                                                      11/01/2009.............................      1,068,305
                            A           A2             300,000      Emerson Electric Company, 6% due
                                                                      8/15/2032..............................        304,577
                            BBB         Baa1         1,700,000      Ford Motor Company, 7.45% due
                                                                      7/16/2031..............................      1,478,777
                            BBB         Baa2           660,000      Martin Marietta Corp., 7.375% due
                                                                      4/15/2013..............................        774,231
                            BBB-        Baa3           830,000      Raytheon Company, 6.75% due 3/15/2018....        869,799
                            BBB         Baa3           480,000      Sealed Air Corporation, 6.95% due
                                                                      5/15/2009(b)...........................        491,353
                                                                                                               -------------
                                                                                                                   5,889,353
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB+        Baa1         1,137,000      AOL Time Warner Inc., 6.875% due
SERVICES--2.7%                                                        5/01/2012..............................      1,200,790
                                                                    Aramark Services Inc.:
                            BBB-        Baa3         1,035,000        6.75% due 8/01/2004....................      1,076,849
                            BBB-        Baa3         1,020,000        6.375% due 2/15/2008...................      1,056,059
                            BB+         Ba2          1,980,000      Circus Circus Enterprises, Inc., 6.70%
                                                                      due 11/15/2096.........................      1,989,260
                                                                    Clear Channel Communications:
                            BBB-        Baa3           867,000        7.875% due 6/15/2005...................        949,207
                            BBB-        Baa3           995,000        7.65% due 9/15/2010....................      1,127,188
                            BBB         Baa2         1,130,000      Cox Communications Inc., 7.125% due
                                                                      10/01/2012.............................      1,255,129
                            A+          A1           1,635,000      First Data Corporation, 6.75% due
                                                                      7/15/2005..............................      1,779,444
                            BBB-        Ba1          1,310,000      HCA Inc., 6.30% due 10/01/2012...........      1,321,189
                                                                    Tele-Communications Inc.:
                            BBB         Baa3         1,160,000        8.25% due 1/15/2003....................      1,160,340
                            BBB         Baa3         1,102,000        9.80% due 2/01/2012....................      1,324,629
                            BBB-        Baa3           830,000      USA Interactive, 7% due 1/15/2013(b).....        858,240
                            A-          A3           1,060,000      Viacom Inc., 7.875% due 7/30/2030........      1,319,520
                            BBB         Ba1          1,840,000      Waste Management Inc., 7.375% due
                                                                      8/01/2010..............................      2,013,218
                                                                                                               -------------
                                                                                                                  18,431,062
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                AAA         Aaa            600,000      Continental Airlines, 6.563% due
TRANSPORTATION--0.3%                                                  2/15/2012..............................        641,302
                                                                    Southwest Airlines Co.:
                            A           Baa1           190,000        8% due 3/01/2005.......................        210,240
                            A           Baa1           940,000        7.875% due 9/01/2007...................      1,057,914
                                                                                                               -------------
                                                                                                                   1,909,456
----------------------------------------------------------------------------------------------------------------------------
METAL--OTHER--0.2%                                                  Kinder Morgan Energy:
                            BBB+        Baa1           755,000        5.35% due 8/15/2007....................        790,037
                            BBB+        Baa1           745,000        6.75% due 3/15/2011....................        809,256
                                                                                                               -------------
                                                                                                                   1,599,293
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P       MOODY'S       FACE
INDUSTRY                   RATINGS++   RATINGS++     AMOUNT                  CORPORATE BONDS & NOTES               VALUE
----------------------------------------------------------------------------------------------------------------------------
MULTI-SECTOR                NR*         Baa3       $ 1,680,000      Lehman Brothers, TRAINS, 6.259% due
HOLDINGS--1.5%                                                        8/15/2008(a)(b)(e).....................  $   1,729,997
                                                                    Morgan Stanley TRACERS(b)(d):
                            NR*         A3           5,700,000        5.854% due 3/01/2007(a)................      6,073,521
                            NR*         Baa1         2,370,000        6.726% due 6/15/2012...................      2,608,872
                                                                                                               -------------
                                                                                                                  10,412,390
----------------------------------------------------------------------------------------------------------------------------
PAPER--0.0%                 BBB-        Baa3           230,000      Domtar Inc., 7.875% due 10/15/2011.......        268,814
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT      BBB         Baa3           575,000      Developers Diversified Realty, 6.625% due
TRUST--1.4%                                                           1/15/2008..............................        578,111
                            BBB+        Baa1         2,575,000      EOP Operating LP, 7.375% due
                                                                      11/15/2003.............................      2,679,305
                            BBB+        Baa2           300,000      Health Care Properties Inc., 7.48% due
                                                                      4/05/2004..............................        316,594
                                                                    Health Care Properties Investors Inc.:
                            BBB+        Baa2           700,000        6.50% due 2/15/2006....................        727,011
                            BBB+        Baa2         1,260,000        6.45% due 6/25/2012....................      1,269,345
                            BBB-        Baa3           775,000      Nationwide Health Properties, 6.59% due
                                                                      7/07/2038..............................        802,730
                            BBB+        Baa1         3,055,000      Prologis Trust, 7% due 10/01/2003........      3,141,075
                                                                                                               -------------
                                                                                                                   9,514,171
----------------------------------------------------------------------------------------------------------------------------
RETAIL--STORES--0.2%        A-          A3             385,000      Kohl's Corporation, 6% due 1/15/2033.....        387,044
                            BBB+        Baa1           645,000      Limited Brands Inc., 6.125% due
                                                                      12/01/2012.............................        678,953
                            BBB         Baa3           220,000      SuperValu Inc., 7.50% due 5/15/2012......        237,137
                                                                                                               -------------
                                                                                                                   1,303,134
----------------------------------------------------------------------------------------------------------------------------
SPECIAL SERVICES--0.2%      AA          Aa3            960,000      Principal Life Global, 6.25% due
                                                                      2/15/2012(b)...........................      1,017,591
----------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--0.4%         A           A2             775,000      Corporacion Andina de Fomento, 6.875% due
                                                                      3/15/2012..............................        812,470
                            AAA         Aaa          1,930,000      European Investment Bank, 7.125% due
                                                                      9/18/2006..............................      2,234,342
                                                                                                               -------------
                                                                                                                   3,046,812
----------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 BBB         Baa3         1,343,000      AT&T Broadband Corporation, 8.375% due
COMMUNICATIONS--2.1%                                                  3/15/2013..............................      1,525,542
                                                                    AT&T Corporation:
                            BBB+        Baa2           134,000        6% due 3/15/2009.......................        133,808
                            BBB+        Baa2           465,000        7.30% due 11/15/2011...................        508,248
                                                                    AT&T Wireless Services Inc.:
                            BBB         Baa2           772,000        8.125% due 5/01/2012...................        775,860
                            BBB         Baa2           551,000        8.75% due 3/01/2031....................        539,980
                            A           A2             340,000      Alltel Corporation, 7% due 7/01/2012.....        391,835
                            BBB+        Baa2         1,595,000      CenturyTel Inc., 7.875% due
                                                                      8/15/2012(b)...........................      1,887,797
                            A+          A3           2,120,000      GTE Corporation, 6.84% due 4/15/2018.....      2,201,807
                                                                    Sprint Capital Corporation:
                            BBB-        Baa3         2,335,000        5.70% due 11/15/2003...................      2,323,325
                            BBB-        Baa3         1,570,000        8.375% due 3/15/2012...................      1,562,150
                            B-          Ba3          1,077,000      US West Communications, 7.20% due
                                                                      11/01/2004.............................      1,023,150
                            A+          A2           1,005,000      Verizon New York Inc., 6.875% due
                                                                      4/01/2012..............................      1,129,005
                                                                                                               -------------
                                                                                                                  14,002,507
----------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC--2.3%   BBB+        A3             585,000      Alabama Power Capital Trust, 5.50% due
                                                                      10/01/2042(a)..........................        588,246
                            BBB         Baa1         2,210,000      Cincinnati Gas & Electric Company, 5.70%
                                                                      due 9/15/2012..........................      2,265,358

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P       MOODY'S       FACE
INDUSTRY                   RATINGS++   RATINGS++     AMOUNT                  CORPORATE BONDS & NOTES               VALUE
----------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC                                                 Commonwealth Edison Company:
(CONCLUDED)
                            A-          A3         $    50,000        6.15% due 3/15/2012....................  $      55,316
                            BBB+        Baa1           830,000        6.95% due 7/15/2018....................        913,235
                            A+          A1           1,530,000      Consolidated Edison Company of New York,
                                                                      4.875% due 2/01/2013...................      1,551,215
                                                                    Dominion Resources Inc.:
                            BBB+        Baa1         1,051,000        7.625% due 7/15/2005...................      1,152,965
                            BBB+        Baa1         1,480,000        8.125% due 6/15/2010...................      1,721,833
                            BBB+        Baa1           485,000        6.75% due 12/15/2032...................        497,761
                            BBB+        Baa2           465,000      Exelon Corporation, 6.75% due 5/01/2011..        508,991
                                                                    Florida Power & Light:
                            A           Aa3            365,000        4.85% due 2/01/2013....................        372,861
                            A           Aa3            565,000        5.85% due 2/01/2033....................        578,716
                            A           A2             920,000      Georgia Power Company, 5.125% due
                                                                      11/15/2012.............................        951,997
                            BBB-        Baa3           905,000      Mid-American Energy Holdings, 5.875% due
                                                                      10/01/2012(b)..........................        917,427
                            A           A1             830,000      Mississippi Power, 6.05% due 5/01/2003...        840,020
                            BBB         Baa1         1,030,000      PSE&G Power, 6.95% due 6/01/2012.........      1,045,795
                            BBB+        Baa1         1,110,000      Southern Power Company, 6.25% due
                                                                      7/15/2012..............................      1,172,743
                                                                                                               -------------
                                                                                                                  15,134,479
----------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**--3.4%   A-          A2             400,000      BSCH Issuances Ltd., 7.625% due
                                                                      9/14/2010(1)...........................        454,973
                            A-          Baa1         2,354,000      British Telecom PLC, 8.375% due
                                                                      12/15/2010(4)..........................      2,822,206
                            A-          A2           1,145,000      Codelco Inc., 6.375% due
                                                                      11/30/2012(3)(b).......................      1,200,141
                                                                    Daimler-Chrysler NA Holdings(3):
                            BBB+        A3           9,035,000        7.125% due 4/10/2003...................      9,130,120
                            BBB+        A3           1,250,000        6.40% due 5/15/2006....................      1,347,449
                            BBB+        A3             975,000        7.30% due 1/15/2012....................      1,094,095
                            BBB+        Baa1           830,000      Deutsche Telekom International Finance,
                                                                      8.50% due 6/15/2010(4).................        955,939
                                                                    France Telecom(4):
                            BBB-        Baa3           375,000        9.25% due 3/01/2011....................        433,601
                            BBB-        Baa3           440,000        10% due 3/01/2031......................        535,627
                            BBB         Baa3         1,040,000      Koninklijke (KPN) NV, 8% due
                                                                      10/01/2010(3)..........................      1,164,800
                            A           A2             600,000      Norsk Hydro A/S, 6.36% due
                                                                      1/15/2009(3)...........................        650,876
                                                                    Pemex Project Funding Master Trust(1):
                            BBB-        Baa1         1,000,000        9.125% due 10/13/2010..................      1,145,000
                            BBB-        Baa1         1,055,000        7.375% due 12/15/2014(b)...............      1,081,375
                            BBB+        Baa1           560,000      UPM-Kymmene Corporation, 5.625% due
                                                                      12/01/2014(3)(b).......................        581,096
                                                                                                               -------------
                                                                                                                  22,597,298
----------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS**--1.4%                                           Korea Development Bank(1):
                            A-          A3           1,265,000        7.125% due 4/22/2004...................      1,344,733
                            A-          A3           1,035,000        4.25% due 11/13/2007...................      1,050,871
                            AAA         Aaa          1,345,000      Republic of Finland, 5.875% due
                                                                      2/27/2006(2)...........................      1,473,048
                            AA          Aa2          2,841,000      Republic of Italy, 4.375% due
                                                                      10/25/2006(2)..........................      2,997,673
                            BBB-        Baa2         1,870,000      United Mexican States, 9.875% due
                                                                      2/01/2010(2)...........................      2,295,612
                                                                                                               -------------
                                                                                                                   9,161,937
----------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL CORPORATE BONDS & NOTES
                                                                    (COST--$234,135,874)                         242,358,485
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                                      FACE
                                                     AMOUNT                SHORT-TERM SECURITIES--3.4%             VALUE
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--3.4%                          $12,788,000      ITT Industries, Inc., 1.36% due
                                                                      1/02/2003..............................  $  12,787,034
                                                    10,000,000      Ryder System, Inc., 1.40% due 1/02/2003..      9,999,222
----------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL SHORT-TERM SECURITIES
                                                                    (COST--$22,786,256)                           22,786,256
----------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS
                                                                    (COST--$751,208,924)--115.5%.............    776,312,593
                                                                    LIABILITIES IN EXCESS OF OTHER ASSETS--
                                                                    (15.5%)..................................   (104,007,251)
                                                                                                               -------------
                                                                    NET ASSETS--100.0%.......................  $ 672,305,342
                                                                                                               =============
----------------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Corresponding industry groups for foreign securities:
    (1) Financial Institution.
    (2) Government Entity.
    (3) Industrial.
    (4) Telecommunications.

*** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(d) Tradable Custodial Receipts (TRACERS).

(e) Target Return Index Securities (TRAINS).

  + Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

  ++ Ratings of issues shown are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$751,208,924).......                 $776,312,593
Cash........................................................                        1,931
Receivables:
  Securities sold...........................................  $ 63,313,896
  Interest..................................................     7,290,240
  Capital shares sold.......................................       180,670     70,784,806
                                                              ------------
Prepaid expenses............................................                        3,369
                                                                             ------------
Total assets................................................                  847,102,699
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   162,773,602
  Capital shares redeemed...................................    11,707,118
  Investment adviser........................................       262,798    174,743,518
                                                              ------------
Accrued expenses............................................                       53,839
                                                                             ------------
Total liabilities...........................................                  174,797,357
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $672,305,342
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 600,000,000
  shares authorized+........................................                 $  5,549,827
Paid-in capital in excess of par............................                  664,812,174
Undistributed investment income--net........................  $  2,767,716
Accumulated realized capital losses on investments--net.....   (25,928,044)
Unrealized appreciation on investments--net.................    25,103,669
                                                              ------------
Total accumulated earnings--net.............................                    1,943,341
                                                                             ------------
NET ASSETS..................................................                 $672,305,342
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $672,305,342 and 55,498,270
  shares outstanding........................................                 $      12.11
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................               $35,309,986
Securities lending--net.....................................                     8,066
                                                                           -----------
Total income................................................                35,318,052
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,853,998
Accounting services.........................................     224,999
Professional fees...........................................      72,642
Printing and shareholder reports............................      58,516
Custodian fees..............................................      50,870
Transfer agent fees.........................................      35,032
Directors' fees and expenses................................      27,173
Pricing services............................................      23,273
Registration fees...........................................       1,726
Other.......................................................      23,797
                                                              ----------
Total expenses..............................................                 3,372,026
                                                                           -----------
Investment income--net......................................                31,946,026
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                 6,438,955
Change in unrealized appreciation on investments--net.......                23,601,964
                                                                           -----------
Total realized and unrealized gain on investments--net......                30,040,919
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $61,986,945
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2002            2001
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 31,946,026    $ 28,846,303
Realized gain on investments--net...........................       6,438,955       9,803,669
Change in unrealized appreciation on investments--net.......      23,601,964      (5,011,111)
                                                                ------------    ------------
Net increase in net assets resulting from operations........      61,986,945      33,638,861
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................     (31,795,952)    (29,010,817)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................      (3,913,287)    134,151,763
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................      26,277,706     138,779,807
Beginning of year...........................................     646,027,636     507,247,829
                                                                ------------    ------------
End of year*................................................    $672,305,342    $646,027,636
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  2,767,716    $  2,558,961
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM                        CLASS A
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.               ----------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2002       2001       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  11.59   $  11.49   $  11.14   $  12.25   $  12.11
                                                                --------   --------   --------   --------   --------
Investment income--net.......................................        .56++      .63        .78        .77        .77
Realized and unrealized gain (loss) on investments--net......        .52        .12        .29      (1.05)       .15
                                                                --------   --------   --------   --------   --------
Total from investment operations.............................       1.08        .75       1.07       (.28)       .92
                                                                --------   --------   --------   --------   --------
Less dividends from investment income--net...................       (.56)      (.65)      (.72)      (.83)      (.78)
                                                                --------   --------   --------   --------   --------
Net asset value, end of year.................................   $  12.11   $  11.59   $  11.49   $  11.14   $  12.25
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................      9.57%      6.68%     10.01%     (2.35%)     7.85%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................       .50%       .51%       .49%       .47%       .48%
                                                                ========   ========   ========   ========   ========
Investment income--net.......................................      4.76%      5.50%      6.96%      6.53%      6.35%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................   $672,305   $646,028   $507,248   $543,578   $594,301
                                                                ========   ========   ========   ========   ========
Portfolio turnover...........................................    274.08%    277.86%    120.99%     97.14%    103.24%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. ++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Core Bond V.I. Fund (the "Fund") (formerly Core Bond Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  - Interest rate spreadlocks--The Fund is authorized to enter into interest rate spreadlock agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specified security, basket of securities or index in exchange for periodic payments based on a fixed or variable interest rate or the change in the market value of a different security, basket of securities or index. Agreements may be used to obtain exposure to the underlying Investments without taking physical custody of the securities in circumstances where direct investment is restricted by law or is otherwise impractical.

  - Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $58,681 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income V.I. Fund at the following annual rates: .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended December 31, 2002, the aggregate average daily net assets of the Fund and the Company's High Current Income V.I. Fund was approximately $993,794,000.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in

--------------------------------------------------------------------------------

registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2002, MLIM, LLC received $2,696 in securities lending agent fees from the Fund.

  For the year ended December 31, 2002, the Fund paid Merrill Lynch Pricing Service, an affiliate of MLPF&S, $5,516 for providing security price quotations to compute the net asset value of the Fund.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $17,385 for certain accounting services.
  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $2,049,427,306 and $1,948,577,762, respectively.
  Net realized gains (losses) for the year ended December 31, 2002 and net unrealized gains as of December 31, 2002 were as follows:

------------------------------------------------------------------
                                           Realized
                                            Gains      Unrealized
                                           (Losses)       Gains
------------------------------------------------------------------
Long-term investments...................  $7,317,910   $25,103,669
Short-term investments..................       3,649            --
Options written.........................     151,575            --
Interest rate spreadlocks...............     223,108            --
Financial futures contracts.............  (1,257,287)           --
                                          ----------   -----------
Total...................................  $6,438,955   $25,103,669
                                          ==========   ===========
------------------------------------------------------------------

  At December 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $24,542,241, of which $25,856,260 related to appreciated securities and $1,314,019 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $751,770,352.

  Transactions in call options written for the year ended December 31, 2002 were as follows:

------------------------------------------------------------------
                                         Nominal Value    Premiums
                                            Covered       Received
------------------------------------------------------------------
Outstanding call options written,
 beginning of year.....................            --     $     --
Options written........................    14,500,000       58,340
Options closed.........................   (14,500,000)     (58,340)
                                          -----------     --------
Outstanding call options written, end
 of year...............................            --     $     --
                                          ===========     ========
------------------------------------------------------------------

  Transactions in put options written for the year ended December 31, 2002 were as follows:

------------------------------------------------------------------
                                         Nominal Value    Premiums
                                            Covered       Received
------------------------------------------------------------------
Outstanding put options written,
 beginning of year.....................            --     $     --
Options written........................        90,000       84,375
Options expired........................       (90,000)     (84,375)
                                          -----------     --------
Outstanding put options written, end of
 year..................................            --     $     --
                                          ===========     ========
------------------------------------------------------------------

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2002                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................   5,850,115    $  68,631,745
Shares issued to shareholders in
 reinvestment of dividends..........   2,719,874       31,795,952
                                      ----------    -------------
Total issued........................   8,569,989      100,427,697
Shares redeemed.....................  (8,813,803)    (104,340,984)
                                      ----------    -------------
Net decrease........................    (243,814)   $  (3,913,287)
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  12,209,879    $141,143,507
Shares issued to shareholders in
 reinvestment of dividends...........   2,499,981      29,010,817
                                       ----------    ------------
Total issued.........................  14,709,860     170,154,324
Shares redeemed......................  (3,109,967)    (36,002,561)
                                       ----------    ------------
Net increase.........................  11,599,893    $134,151,763
                                       ==========    ============
-----------------------------------------------------------------

5.  SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6.  DISTRIBUTIONS TO SHAREHOLDERS:

The Fund paid an ordinary income dividend of $.048306 on January 2, 2003

--------------------------------------------------------------------------------

to shareholders of record on December 31, 2002.

  The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

-----------------------------------------------------------------
                                        12/31/2002    12/31/2001
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income......................  $31,795,952   $29,010,817
                                        -----------   -----------
Total taxable distributions...........  $31,795,952   $29,010,817
                                        ===========   ===========
-----------------------------------------------------------------

  As of December 31, 2002, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $  2,651,011
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................     2,651,011
Capital loss carryforward..........................   (24,442,384)*
Unrealized gains--net..............................    23,734,714**
                                                     ------------
Total accumulated earnings--net....................  $  1,943,341
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $24,442,384, of which $7,216,222 expires in 2007 and $17,226,162 expires in
   2008. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
CORE BOND V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Bond V.I. Fund (formerly, Core Bond Focus Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Core Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2002, Developing Capital Markets V.I. Fund's Class A and Class B Shares had total returns of -10.24% and -10.28%, respectively, compared to its benchmark, the unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned -6.00%. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Emerging Markets Free Index, unless otherwise noted, and are for the 12-month period ended December 31, 2002.)

  We maintained a slight cyclical bias throughout the year and were thus overweighted in Asia and slightly underweighted in the other regions. Significant overweight selections were made in Thailand and South Korea, both of which were successful as these markets outperformed because of strong domestic economies. The small underweight in South Africa proved to be incorrect but the relatively small size of the holding (approximately 1%) reduced the negative impact on performance. During the 12 months ended December 31, 2002, the Fund was exposed to markets that were leveraged to a global recovery. However, risk premiums remained higher than expected, causing defensive stocks and sectors to outperform despite stretched valuations in many cases.

  We have increasingly found that the large regional mispricings so evident prior to the Asian crisis, and the sector mispricings brought about by the technology, media and telecommunications bubble have been corrected. There are some clear themes such as convergence in Central Europe, but for the most part our strategy is increasingly stock specific, focusing on companies delivering good returns at a reasonable price. We are finding many of these throughout the asset class.

INVESTMENT ENVIRONMENT

  Emerging markets outperformed developed markets in what was a highly volatile environment. Valuations have been attractive throughout the year and emerging market economies have generally performed well, especially in Asia.

  In Brazil, politics were a dominant feature, with the market expecting a Serra victory in the Presidential elections for the first six--eight months of the year. However, by the third quarter it became clear that Lula, the left-wing candidate, was ahead in the polls. The market reacted negatively to this at first and, despite a brief rally at the end of the fourth quarter, the market ended the year sharply down. In Mexico the market was down 26.53%. The Mexican economy is the most heavily dependent upon a U.S. recovery in the region and was consequently the most directly impacted by renewed growth concerns. The peso, which had been unusually strong to the second quarter of 2002, finally began to weaken mid-period along with the equity market.

  Europe, the Middle East and Africa were dominated by South Africa, which outperformed strongly, ending the year up 8.61%. The currency and the equity market have both benefited from the high gold price as well as from strong capital flows and the absence of any spillover from the political crisis in Zimbabwe. The trade situation has improved markedly with an increase in exports that has filtered through to benefit the economy in general. The first half of 2002 saw little significant equity market activity but the second half saw bank and gold stocks do particularly well. Russia outperformed as a result of the strong oil price, despite being dragged lower towards the end of the year by the slowing of reforms and an increase in risk aversion ahead of possible conflict in the Middle East. In Central Europe, European Union convergence was the main issue and a positive vote in the Irish referendum led to most of the markets ending the year strongly. Bank stocks in particular benefited from the convergence story but the positive sentiment also extended to most other sectors. Israel was a very poor market, falling 41.66% in 2002. The domestic economy was very weak, the high-technology industry suffered from the global technology malaise, while civil/regional unrest compounded these fundamental problems.

  Markets in Asia were mixed. Indonesia and Thailand were the best performers in the region. The focus was on domestic stories therefore the smaller markets benefited rather than those dependent on the U.S. economy, such as Taiwan. Most currencies strengthened over the year and central banks across the region tried to maintain export competitiveness. South Korea's strength lay in its domestic economic recovery since the 1997--1998 disaster, as well as in attractive valuations. China has a strong economy with high foreign direct investment, domestic consumption, and real gross domestic

--------------------------------------------------------------------------------

product (GDP) growth of 8%. However, the equity market performed poorly, falling 27.12% in 2002. The oversupply of new equity issues has been partly to blame as has the persistent price deflation that makes it very hard for companies to make sustainable profits. India outperformed during the year but was kept lower by the worst monsoon season in a decade that negatively impacted the large agricultural sector. Consumption held up fairly well, as did government spending on infrastructure, and GDP growth should be around 6%. The tensions with Pakistan in the second and third quarters of the year negatively impacted the market, as did NASDAQ weakness throughout the year. Export-orientated sectors such as software did however manage to do well and a recovery toward the end of the year did much to salvage overall performance.

MARKET OUTLOOK

  Emerging market equities have been strong relative performers in 2002, declining significantly less than world equities. There is no change to our view that these markets offer strong absolute and relative upside. Not only are valuations attractive, but return on equity is better than that available in developed markets while corporate governance and capital management are improving. When risk premium eventually declines, and with it the cost of capital, this should be reflected in markets.

  We are very comfortable that the medium- to long-term prospects for the asset class are attractive. Economic fundamentals are sound, liquidity is strong, and valuations are close to the lows of the past 18 months. These markets will benefit as the global economy recovers. In the very short term the outlook is more uncertain. The asset class has continued to outperform so far in the face of headwinds from global equity markets, but with risk premiums at very high levels this may be difficult to sustain in the next few months. However, we believe that the risk/return equation for investing in emerging markets equities is presently at highly attractive levels. We are finding fundamental value at a stock level in most markets, although our preference for those markets and sectors that will benefit from an eventual global recovery remains intact.

IN CONCLUSION

  We thank your for your interest in Developing Capital Markets V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Josephine Ragni
Josephine Ragni
Portfolio Manager

/s/ Nicholas D. Moakes
Nicholas D. Moakes
Portfolio Manager

January 17, 2003
---------------------------------------------------------
  We are pleased to announce that both Josephine Ragni and Nicholas Moakes have been named Portfolio Managers of Developing Capital Markets V.I. Fund and are primarily responsible for the day-to-day management of the Fund. Ms. Ragni has joined Merrill Lynch Investment Managers, L.P. (MLIM) in 1998 and prior thereto, was employed at Foreign & Colonial from 1993 to 1997. Mr. Moakes joined MLIM in 1997. Mr. Moakes is a CFA charterholder.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A & CLASS B SHARES
--------------------------------------------------------------------------------

                                                              DEVELOPING CAPITAL MARKETS V.I.       MSCI EMERGING MARKETS FREE
                                                                   FUND+--CLASS A SHARES*                    INDEX++
                                                              -------------------------------       --------------------------
05/02/94**                                                                 10000                              10000
12/94                                                                       9510                              10054
12/95                                                                       9407                               9530
12/96                                                                      10403                              10105
12/97                                                                       9724                               8934
12/98                                                                       6866                               6670
12/99                                                                      11365                              11099
12/00                                                                       8104                               7702
12/01                                                                       8223                               7519
12/02                                                                       7381                               7068

                                                                                                      MORGAN STANLEY CAPITAL
                                                              DEVELOPING CAPITAL MARKETS V.I.     INTERNATIONAL EMERGING MARKETS
                                                                   FUND+--CLASS B SHARES*                  FREE INDEX++
                                                              -------------------------------     ------------------------------
11/03/97**                                                                 10000                              10000
12/97                                                                       9914                              10241
12/98                                                                       6988                               7646
12/99                                                                      11557                              12724
12/00                                                                       8226                               8829
12/01                                                                       8334                               8620
12/02                                                                       7477                               8103

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 ** Commencement of operations.
  + The Fund generally invests in securities, at least 65% of its assets in equities, of issuers in countries having smaller capital markets.
++ This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class A Shares' graph is from 5/31/94 and in the Class B Shares' graph is from 11/28/97.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                  -10.24%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                 - 5.36
--------------------------------------------------------------------------------
Inception (5/02/94) through 12/31/02                                      - 3.44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                  -10.28%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                 - 5.49
--------------------------------------------------------------------------------
Inception (11/03/97) through 12/31/02                                     - 5.48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2002                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                  -10.74%        -10.24%
-----------------------------------------------------------------------------------------
Class B Shares*                                                  -10.78         -10.28
-----------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index**                               - 7.90         - 6.00
-----------------------------------------------------------------------------------------

  * Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

 ** This unmanaged index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002                (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                               PERCENT OF
     AFRICA          INDUSTRY++               HELD                  COMMON STOCKS                     VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      BANKS                    60,658    ABSA Group Limited..........................  $   223,389        0.8%
                                          120,769    FirstRand Limited...........................      103,591        0.3
                                            7,683    Nedcor Limited..............................       99,479        0.3
                                          152,538    Sanlam Limited..............................      135,107        0.5
                                           46,994    Standard Bank Investment Corporation
                                                       Limited...................................      165,127        0.6
                                                                                                   -----------      -----
                                                                                                       726,693        2.5
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               235,463    Old Mutual PLC..............................      330,672        1.2
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING          78,210    Anglo American PLC..........................    1,153,029        4.1
                                            4,488    Anglo American Platinum Corporation
                                                       Limited...................................      165,283        0.6
                                            5,850    AngloGold Limited (ADR)(a)..................      200,421        0.7
                                           35,150    Gold Fields Limited.........................      491,170        1.7
                                            2,388    Impala Platinum Holdings Limited............      151,676        0.5
                                                                                                   -----------      -----
                                                                                                     2,161,579        7.6
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                38,374    Sasol Limited...............................      469,584        1.7
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN AFRICA
                                                     (COST--$3,401,709)                              3,688,528       13.0
----------------------------------------------------------------------------------------------------------------------------
EUROPE
----------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC    BANKS                     2,880    Komercni Banka AS (GDR)(b)..................       65,664        0.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               8,000    +Cesky Telecom A.S. (GDR)(b)................       63,200        0.2
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 17,500    CEZ.........................................       53,060        0.2
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN THE CZECH REPUBLIC         181,924        0.7
----------------------------------------------------------------------------------------------------------------------------
HUNGARY           BANKS                     6,300    +OTP Bank (GDR)(b)..........................      121,905        0.5
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               6,150    Magyar Tavkozlesi Rt (ADR)(a)...............      109,470        0.4
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS           3,588    Gedeon Richter (GDR)(b).....................      231,426        0.8
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN HUNGARY                    462,801        1.7
----------------------------------------------------------------------------------------------------------------------------
POLAND            BANKS                     7,360    Bank Pekao SA (GDR)(b)......................      181,383        0.6
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              24,500    +Telekomunikacja Polska SA (GDR)(b).........       79,625        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN POLAND                     261,008        0.9
----------------------------------------------------------------------------------------------------------------------------
RUSSIA            OIL & GAS                 7,135    LUKoil Holding (ADR)(a).....................      438,380        1.6
                                           27,000    OAO Gazprom (ADR)(a)........................      315,900        1.1
                                           27,548    Surgutneftegaz (ADR)(a).....................      437,600        1.5
                                            3,462    YUKOS (ADR)(a)..............................      487,898        1.7
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN RUSSIA                   1,679,778        5.9
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN EUROPE
                                                     (COST--$2,236,931)                              2,585,511        9.2
----------------------------------------------------------------------------------------------------------------------------
LATIN
AMERICA
----------------------------------------------------------------------------------------------------------------------------
BRAZIL            AEROSPACE &               7,900    Embraer-Empresa Brasileira de Aeronautica SA
                  DEFENSE                              (ADR)(a)..................................      125,610        0.4
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                 8,269    Companhia de Bebidas das Americas
                                                       (Preferred) (ADR)(a)......................      128,666        0.5
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               3,509    Brasil Telecom Participacoes SA (ADR)(a)....       88,602        0.3
                  TELECOMMUNICATION
                  SERVICES

                                           11,250    Tele Norte Leste Participacoes SA
                                                       (ADR)(a)..................................       82,688        0.3
                                                                                                   -----------      -----
                                                                                                       171,290        0.6
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG               6,863    Companhia Brasileira de Distribuicao Grupo
                  RETAILING                            Pao de Acucar (ADR)(a)....................      105,004        0.4
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED) (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES
     LATIN                                   HELD/
    AMERICA                                   FACE                                                               PERCENT OF
  (CONCLUDED)        INDUSTRY++             AMOUNT                  COMMON STOCKS                     VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
BXBRAZIL          METALS & MINING           6,760    Companhia Siderurgica Nacional (ADR)(a).....  $    96,938        0.3%
(CONCLUDED)                             Brl10,296
                                                     Companhia Vale do Rio Doce, 0% due
                                                       12/31/2049(c).............................            0        0.0
                                           16,040    Companhia Vale do Rio Doce (ADR)(a).........      441,100        1.6
                                           23,700    Gerdau SA (ADR)(a)..........................      210,930        0.7
                                                                                                   -----------      -----
                                                                                                       748,968        2.6
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                40,664    Petroleo Brasileiro SA (ADR)(a).............      532,991        1.9
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST            5,671    Aracruz Celulose SA (ADR)(a)................      105,254        0.4
                  PRODUCTS
                                            6,000    Votorantim Celulose e Papel SA (ADR)(a).....       98,640        0.3
                                                                                                   -----------      -----
                                                                                                       203,894        0.7
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS              5,560,682    Tele Centro Sul Participacoes SA............       21,677        0.1
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN BRAZIL                   2,038,100        7.2
----------------------------------------------------------------------------------------------------------------------------
CHILE             BANKS                     4,795    Banco Santander Chile SA (ADR)(a)...........       89,331        0.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               8,790    Compania de Telecomunicaciones de Chile SA
                  TELECOMMUNICATION                    (ADR)(a)..................................       84,296        0.3
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN CHILE                      173,627        0.6
----------------------------------------------------------------------------------------------------------------------------
MEXICO            BANKS                   245,914    +Grupo Financiero BBVA Bancomer, SA de CV...      185,893        0.7
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                 5,042    Coca-Cola Femsa SA (ADR)(a).................       90,252        0.3
                                           96,733    Grupo Modelo, SA de CV 'C'..................      235,639        0.9
                                                                                                   -----------      -----
                                                                                                       325,891        1.2
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION             10,245    Cemex SA de CV (ADR)(a).....................      220,370        0.8
                  MATERIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              21,689    Telefonos de Mexico SA (ADR)(a).............      693,614        2.4
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL               58,300    Alfa, SA 'A'................................       93,211        0.3
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                     6,946    +Grupo Televisa SA (ADR)(a).................      194,002        0.7
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL          1,828    Wal-Mart de Mexico SA de CV 'C'.............        3,524        0.0
                                           66,743    Wal-Mart de Mexico SA de CV 'V'.............      151,805        0.5
                                                                                                   -----------      -----
                                                                                                       155,329        0.5
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                 32,100    America Movil SA de CV 'L' (ADR)(a).........      460,956        1.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN MEXICO                   2,329,266        8.2
----------------------------------------------------------------------------------------------------------------------------
PERU              METALS & MINING          11,353    Compania de Minas Buenaventura SA
                                                       (ADR)(a)..................................      299,606        1.1
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN PERU                       299,606        1.1
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN LATIN AMERICA
                                                     (COST--$5,527,175)                              4,840,599       17.1
----------------------------------------------------------------------------------------------------------------------------
MIDDLE
EAST
----------------------------------------------------------------------------------------------------------------------------
ISRAEL            BANKS                    57,800    Bank Hapoalim...............................       82,624        0.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              54,360    Bezeq Israeli Telecommunication Corporation
                  TELECOMMUNICATION                    Ltd. .....................................       52,884        0.2
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &          12,090    +Check Point Software Technologies Ltd. ....      156,445        0.5
                  SERVICES
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED) (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

     MIDDLE
      EAST                                  SHARES                                                               PERCENT OF
  (CONCLUDED)        INDUSTRY++               HELD                  COMMON STOCKS                     VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIAL                  110    +Koor Industries Ltd. ......................  $     1,125        0.0%
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
ISRAEL            PHARMACEUTICALS          10,038    Teva Pharmaceutical Industries Ltd.
(CONCLUDED)                                            (ADR)(a)..................................      387,366        1.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN ISRAEL                     680,444        2.4
----------------------------------------------------------------------------------------------------------------------------
TURKEY            BANKS                22,738,000    +Turkiye Is Bankasi (Isbank) 'C'............       59,585        0.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED          25,484,431    +Haci Omer Sabanci Holdings AS..............       66,781        0.2
                  FINANCIALS
                                       11,189,700    +Koc Holding AS.............................      116,279        0.4
                                                                                                   -----------      -----
                                                                                                       183,060        0.6
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN TURKEY                     242,645        0.8
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN THE MIDDLE EAST
                                                     (COST--$1,218,697)                                923,089        3.2
----------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
----------------------------------------------------------------------------------------------------------------------------
CHINA             AUTOMOBILES           1,182,318    Brilliance China Automotive Holdings
                                                       Limited...................................      215,287        0.8
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &              95,000    Legend Holdings Limited.....................       31,369        0.1
                  PERIPHERALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              94,000    China Resources Enterprise Limited..........       83,171        0.3
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                448,000    Beijing Datang Power Generation Company
                  UTILITIES                            Limited 'H'...............................      145,055        0.5
                                          332,000    Huaneng Power International, Inc. 'H'.......      266,080        0.9
                                                                                                   -----------      -----
                                                                                                       411,135        1.4
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                225,000    +China Mobile (Hong Kong) Limited...........      536,649        1.9
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN CHINA                    1,277,611        4.5
----------------------------------------------------------------------------------------------------------------------------
HONG KONG         FOOD PRODUCTS           268,000    Tingyi (Cayman Islands) Holding
                                                       Corporation...............................       69,591        0.2
                  -----------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL        276,000    Giordano International Limited..............      107,945        0.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN HONG KONG                  177,536        0.6
----------------------------------------------------------------------------------------------------------------------------
INDIA             AUTOMOBILES              25,500    Hero Honda Motors Ltd. .....................      144,332        0.5
                  -----------------------------------------------------------------------------------------------------
                  BANKS                    39,600    State Bank of India.........................      233,429        0.8
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &           2,657    Infosys Technologies Limited................      264,378        1.0
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                38,700    Bharat Petroleum Corporation Ltd. ..........      174,937        0.6
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS          21,000    Dr. Reddy's Laboratories Limited............      393,350        1.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN INDIA                    1,210,426        4.3
----------------------------------------------------------------------------------------------------------------------------
INDONESIA         DIVERSIFIED             971,600    PT Telekomunikasi Indonesia.................      417,951        1.5
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS         1,345,900    PT Indofood Sukses Makmur Tbk...............       90,228        0.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN INDONESIA                  508,179        1.8
----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          AUTOMOBILES              86,900    Perusahaan Otomobil Nasional Berhad.........      201,242        0.7
                  -----------------------------------------------------------------------------------------------------
                  BANKS                   162,225    Public Bank Berhad 'Foreign'................      110,996        0.4
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED) (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                               SHARES                                                               PERCENT OF
  (CONTINUED)        INDUSTRY++               HELD                  COMMON STOCKS                     VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          CONSTRUCTION &          100,000    Gamuda Berhad...............................  $   144,737        0.5%
(CONCLUDED)       ENGINEERING
                                          119,900    IJM Corporation Berhad......................      160,918        0.6
                                                                                                   -----------      -----
                                                                                                       305,655        1.1
                  -----------------------------------------------------------------------------------------------------
                  HOTELS,                  50,800    Resorts World Berhad........................      124,995        0.4
                  RESTAURANTS &
                  LEISURE
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL               91,100    Sime Darby Berhad...........................      118,909        0.4
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN MALAYSIA                   861,797        3.0
----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       AIRLINES                  8,920    +Korean Air Co., Ltd. ......................       85,737        0.3
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES              15,586    Hyundai Motor Company Ltd. .................      364,665        1.3
                                           20,100    +Kia Motors Corporation.....................      149,134        0.5
                                                                                                   -----------      -----
                                                                                                       513,799        1.8
                  -----------------------------------------------------------------------------------------------------
                  BANKS                    29,449    Kookmin Bank................................    1,042,838        3.7
                                           41,880    +Koram Bank.................................      261,298        0.9
                                                                                                   -----------      -----
                                                                                                     1,304,136        4.6
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                 6,200    LG Chem, Ltd. ..............................      212,234        0.8
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              10,790    +Samsung Securities Company Ltd. ...........      260,641        0.9
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               5,800    KT Corporation..............................      247,932        0.9
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 16,320    Korea Electric Power Corporation............      251,119        0.9
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL                3,730    Samsung Electro Mechanics Co., Ltd. ........      136,803        0.5
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                2,050    Samsung Display Devices Co., Ltd. ..........      118,397        0.4
                  EQUIPMENT &
                  INSTRUMENTS
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS             3,080    Tong Yang Confectionery Corporation.........      150,618        0.5
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING           3,130    POSCO.......................................      311,403        1.1
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL          1,010    Shinsegae Co., Ltd. ........................      127,309        0.5
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                21,520    SK Corporation..............................      237,690        0.8
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR             8,409    Samsung Electronics.........................    2,226,235        7.9
                  EQUIPMENT & PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  TEXTILES, APPAREL        23,750    Cheil Industries Inc. ......................      311,380        1.1
                  & LUXURY GOODS
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                  4,500    +KT Freetel.................................      106,994        0.4
                  TELECOMMUNICATION
                  SERVICES

                                            2,450    SK Telecom Co., Ltd. .......................      473,041        1.6
                                                                                                   -----------      -----
                                                                                                       580,035        2.0
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN SOUTH KOREA              7,075,468       25.0
----------------------------------------------------------------------------------------------------------------------------
TAIWAN            BANKS                   618,522    +SinoPac Holdings Company...................      258,829        0.9
                                          441,000    +Taishin Financial Holdings Co., Ltd. ......      225,764        0.8
                                                                                                   -----------      -----
                                                                                                       484,593        1.7
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS               162,000    Formosa Plastic Corporation.................      212,459        0.8
                                          273,260    Nan Ya Plastic Corporation..................      235,772        0.8
                                                                                                   -----------      -----
                                                                                                       448,231        1.6
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS          122,000    +Accton Technology Corporation..............      124,561        0.4
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED) (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                               SHARES                                                               PERCENT OF
  (CONCLUDED)        INDUSTRY++               HELD                  COMMON STOCKS                     VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
TAIWAN            COMPUTERS &              44,000    Ambit Microsystems Corp.....................  $   142,997        0.5%
(CONCLUDED)       PERIPHERALS
                                           80,000    Benq Corporation............................       89,502        0.3
                                          131,890    Compal Electronics Inc......................      136,556        0.5
                                          101,200    Quanta Computer Inc.........................      165,902        0.6
                                                                                                   -----------      -----
                                                                                                       534,957        1.9
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             239,534    Fubon Financial Holding Co., Ltd. ..........      190,139        0.7
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC               23,850    Hon Hai Precision Industry..................       82,312        0.3
                  EQUIPMENT &
                  INSTRUMENTS
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                 8,903    Cathay Financial Holding Co., Ltd. .........        9,448        0.0
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING         332,200    China Steel Corporation.....................      185,352        0.7
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR           380,000    +Advanced Semiconductor Engineering Inc. ...      222,951        0.8
                  EQUIPMENT &
                  PRODUCTS

                                          334,000    +Siliconware Precision Industries Company...      162,341        0.6
                                          353,476    +Taiwan Semiconductor Manufacturing
                                                       Company...................................      433,077        1.5
                                          460,713    +United Microelectronics Corporation,
                                                       Ltd. .....................................      279,581        1.0
                                                                                                   -----------      -----
                                                                                                     1,097,950        3.9
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN TAIWAN                   3,157,543       11.2
----------------------------------------------------------------------------------------------------------------------------
THAILAND          BANKS                   254,100    +Bangkok Bank Public Company Limited
                                                       'Foreign'.................................      353,736        1.2
                                          399,200    +Thai Farmers Bank Public Company Limited
                                                       'Foreign'.................................      277,865        1.0
                                                                                                   -----------      -----
                                                                                                       631,601        2.2
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION             24,800    The Siam Cement Public Company Limited......      719,258        2.5
                  MATERIALS
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               255,100    PTT Public Company Limited..................      250,069        0.9
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                398,300    Advanced Info Service Public Company Limited
                  TELECOMMUNICATION                    (Foreign Registered)......................      330,376        1.2
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN THAILAND                 1,931,304        6.8
----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN THE PACIFIC
                                                     BASIN/ASIA (COST--$16,871,710)                 16,199,864       57.2
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED) (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                        ofINTEREST              SHORT-TERM SECURITIES                 VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
BX
                                           $94,049   Merrill Lynch Liquidity Series, LLC Cash
                                                       Sweep Series II(d)........................  $     94,049          0.3%
------------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                     (COST--$94,049)                                     94,049          0.3
------------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS (COST--$29,350,271).......    28,331,640        100.0
                                                     LIABILITIES IN EXCESS OF OTHER ASSETS.......        (1,793)         0.0
                                                                                                   ------------    ---------
                                                     NET ASSETS..................................  $ 28,329,847        100.0%
                                                                                                   ============    =========
------------------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.

  ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Received through a bonus issue from Companhia Vale do Rio Doce. As of December 31, 2002, the bonds have not commenced trading and the coupon rate has not been determined.

(d) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

---------------------------------------------------------------------------------------------
                                                                NET         NET      INTEREST
AFFILIATE                                                     ACTIVITY     COST       INCOME
---------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC
Cash Sweep Series II........................................  $94,049     $94,049      $462
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$29,350,271)........                 $ 28,331,640
Cash........................................................                        6,718
Foreign cash (cost--$14,662)................................                       14,674
Receivables:
  Dividends.................................................  $     46,332
  Securities sold...........................................         8,797
  Interest..................................................           310
  Capital shares sold.......................................            90         55,529
                                                              ------------
Prepaid expenses............................................                          213
                                                                             ------------
Total assets................................................                   28,408,774
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................        14,106
  Investment adviser........................................         9,019
  Capital shares redeemed...................................         3,764
  Distributor...............................................           193         27,082
                                                              ------------
Accrued expenses............................................                       51,845
                                                                             ------------
Total liabilities...........................................                       78,927
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $ 28,329,847
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares Common Stock, $.10 par value,100,000,000
  shares authorized.........................................                 $    409,730
Class B Shares Common Stock, $.10 par value,100,000,000
  shares authorized.........................................                       20,847
Paid-in capital in excess of par............................                   80,141,916
Accumulated distributions in excess of investment
  income--net...............................................  $    (42,324)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (51,180,193)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................    (1,020,129)
                                                              ------------
Total accumulated losses--net...............................                  (52,242,646)
                                                                             ------------
NET ASSETS..................................................                 $ 28,329,847
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $26,958,936 and 4,097,303
  shares outstanding........................................                 $       6.58
                                                                             ============
Class B--Based on net assets of $1,370,911 and 208,474
  shares outstanding........................................                 $       6.58
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $112,500 withholding tax on foreign
  dividends)................................................                $   633,353
Interest....................................................                      8,776
                                                                            -----------
Total income................................................                    642,129
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   356,230
Custodian fees..............................................      128,842
Professional fees...........................................       16,526
Transfer agent fees.........................................       13,485
Accounting services.........................................       12,635
Printing and shareholder reports............................        3,672
Distribution fees--Class B..................................        2,467
Pricing services............................................        1,670
Directors' fees and expenses................................        1,637
Registration fees...........................................          867
Other.......................................................        5,312
                                                              -----------
Total expenses before reimbursement.........................      543,343
Reimbursement of expenses...................................      (98,565)
                                                              -----------
Total expenses after reimbursement..........................                    444,778
                                                                            -----------
Investment income--net......................................                    197,351
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss on:
  Investments--net (net of $957 withholding tax on foreign
    capital gains)..........................................   (1,667,639)
  Foreign currency transactions--net........................      (92,313)   (1,759,952)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (1,606,798)
  Foreign currency transactions--net........................        4,090    (1,602,708)
                                                              -----------   -----------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                 (3,362,660)
                                                                            -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(3,165,309)
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2002            2001
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   197,351    $    464,610
Realized loss on investments and foreign currency
  transactions--net.........................................     (1,759,952)    (12,307,518)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (1,602,708)     12,002,957
                                                                -----------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................     (3,165,309)        160,049
                                                                -----------    ------------
-------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (126,699)       (357,232)
  Class B...................................................         (3,713)        (13,551)
                                                                -----------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................       (130,412)       (370,783)
                                                                -----------    ------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (6,509,246)    (10,668,342)
                                                                -----------    ------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (9,804,967)    (10,879,076)
Beginning of year...........................................     38,134,814      49,013,890
                                                                -----------    ------------
End of year*................................................    $28,329,847    $ 38,134,814
                                                                ===========    ============
-------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................    $   (42,324)   $    (89,554)
                                                                ===========    ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM                        CLASS A
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.               ---------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2002      2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $   7.36   $  7.32   $  10.34   $   6.43   $   9.22
                                                                --------   -------   --------   --------   --------
Investment income--net+......................................        .04       .08        .06        .11        .18
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net.................................       (.79)      .03      (3.01)      4.01      (2.86)
                                                                --------   -------   --------   --------   --------
Total from investment operations.............................       (.75)      .11      (2.95)      4.12      (2.68)
                                                                --------   -------   --------   --------   --------
Less dividends on investment income--net.....................       (.03)     (.07)      (.07)      (.21)      (.11)
                                                                --------   -------   --------   --------   --------
Net asset value, end of year.................................   $   6.58   $  7.36   $   7.32   $  10.34   $   6.43
                                                                ========   =======   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................    (10.24%)    1.47%    (28.69%)    65.52%    (29.39%)
                                                                ========   =======   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...............................      1.24%     1.15%      1.22%      1.25%      1.25%
                                                                ========   =======   ========   ========   ========
Expenses.....................................................      1.52%     1.21%      1.36%      1.67%      1.42%
                                                                ========   =======   ========   ========   ========
Investment income--net.......................................       .56%     1.09%       .72%      1.47%      2.30%
                                                                ========   =======   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................   $ 26,959   $36,462   $ 46,858   $107,079   $ 64,312
                                                                ========   =======   ========   ========   ========
Portfolio turnover...........................................     88.96%    94.42%     57.05%     97.79%    121.06%
                                                                ========   =======   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------

* Total investment return excludes insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.
+ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM                       CLASS B
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.               --------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2002      2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $   7.35   $  7.31   $  10.33   $  6.42   $   9.22
                                                                --------   -------   --------   -------   --------
Investment income--net+......................................        .03       .07        .03       .07        .17
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net.................................       (.78)      .03      (2.99)     4.04      (2.86)
                                                                --------   -------   --------   -------   --------
Total from investment operations.............................       (.75)      .10      (2.96)     4.11      (2.69)
                                                                --------   -------   --------   -------   --------
Less dividends on investment income--net.....................       (.02)     (.06)      (.06)     (.20)      (.11)
                                                                --------   -------   --------   -------   --------
Net asset value, end of year.................................   $   6.58   $  7.35   $   7.31   $ 10.33   $   6.42
                                                                ========   =======   ========   =======   ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................    (10.28%)    1.31%    (28.82%)   65.38%    (29.51%)
                                                                ========   =======   ========   =======   ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...............................      1.39%     1.30%      1.40%     1.40%      1.40%
                                                                ========   =======   ========   =======   ========
Expenses.....................................................      1.68%     1.36%      1.51%     1.87%      1.72%
                                                                ========   =======   ========   =======   ========
Investment income--net.......................................       .38%      .95%       .42%      .83%      2.37%
                                                                ========   =======   ========   =======   ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................   $  1,371   $ 1,673   $  2,156   $ 1,313   $    241
                                                                ========   =======   ========   =======   ========
Portfolio turnover...........................................     88.96%    94.42%     57.05%    97.79%    121.06%
                                                                ========   =======   ========   =======   ========
------------------------------------------------------------------------------------------------------------------

* Total investment return excludes insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.
+ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Developing Capital Markets V.I. Fund (the "Fund") (formerly Developing Capital Markets Focus Fund) is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date

--------------------------------------------------------------------------------

and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $19,708 have been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, Ltd. ("MLAM UK"), an affiliate of MLIM. For the year ended December 31, 2002, no fees were paid to MLAM UK.

  Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily

--------------------------------------------------------------------------------

net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA. For the year ended December 31, 2002, MLIM earned fees of $356,230, of which $98,565 was waived.
  For the year ended December 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $6,499 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  For the year ended December 31, 2002, the Fund reimbursed MLIM $1,430 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, MLAM UK, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $30,872,753 and $37,720,147, respectively.

  Net realized losses for the year ended December 31, 2002 and net unrealized gains losses as of December 31, 2002 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                           Losses        Losses
------------------------------------------------------------------
Long-term investments..................  $(1,667,639)  $(1,018,631)
Foreign currency transactions..........      (92,313)       (1,498)
                                         -----------   -----------
Total..................................  $(1,759,952)  $(1,020,129)
                                         ===========   ===========
------------------------------------------------------------------

  At December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $1,236,598, of which $2,562,769 related to appreciated securities and $3,799,367 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $29,568,238.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $6,509,246 and $10,668,342 for the years ended December 31, 2002 and December 31, 2001, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2002                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,527,652    $ 27,172,264
Shares issued to shareholders in
 reinvestment of dividends...........      17.329         126,699
                                       ----------    ------------
Total issued.........................   3,544,981      27,298,963
Shares redeemed......................  (4,402,928)    (33,685,378)
                                       ----------    ------------
Net decrease.........................    (857,947)   $ (6,386,415)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     728,719    $  5,497,004
Shares issued to shareholders in
 reinvestment of dividends...........      48,400         357,232
                                       ----------    ------------
Total issued.........................     777,119       5,854,236
Shares redeemed......................  (2,224,809)    (16,036,709)
                                       ----------    ------------
Net decrease.........................  (1,447,690)   $(10,182,473)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 2002                         Shares        Amount
-----------------------------------------------------------------
Shares sold.............................   29,245    $    229,359
Shares issued to shareholders in
 reinvestment of dividends..............      474           3,713
                                          -------    ------------
Total issued............................   29,719         233,072
Shares redeemed.........................  (48,766)       (355,903)
                                          -------    ------------
Net decrease............................  (19,047)   $   (122,831)
                                          =======    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 2001                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................    41,437    $    298,098
Shares issued to shareholders in
 reinvestment of dividends.............     1,833          13,551
                                         --------    ------------
Total issued...........................    43,270         311,649
Shares redeemed........................  (110,678)       (797,518)
                                         --------    ------------
Net decrease...........................   (67,408)   $   (485,869)
                                         ========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same term, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The

--------------------------------------------------------------------------------

Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

  The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

-------------------------------------------------------------------
                                            12/31/2002   12/31/2001
-------------------------------------------------------------------
Distributions paid from:
 Ordinary income..........................   $130,412     $370,783
                                             --------     --------
Total taxable distributions...............   $130,412     $370,783
                                             ========     ========
-------------------------------------------------------------------

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income--net................            --
 Undistributed long-term capital gains--net........            --
                                                     ------------
 Total undistributed earnings--net.................            --
 Capital loss carryforward.........................  $(50,890,692)*
 Unrealized losses--net............................    (1,351,954)**
                                                     ------------
 Total accumulated losses--net.....................  $(52,242,646)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $50,890,692, of which $28,033,925 expires in 2006, $3,974,688 expires in
   2007, $9,930,235 expires in 2009, and $8,951,844 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post-October currency and capital losses for tax purposes and other book/tax temporary differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
DEVELOPING CAPITAL MARKETS V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Developing Capital Markets V.I. Fund (formerly, Developing Capital Markets Focus Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Developing Capital Markets V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the 12 months ended December 31, 2002, Domestic Money Market V.I. Fund's Class A Shares had a net annualized yield of 1.49%. For the six-month period ended December 31, 2002, the Fund's Class A Shares had a net annualized yield of 1.30%. The Fund had a 7-day yield of .95% at December 31, 2002. The Fund's average portfolio maturity was 54 days at December 31, 2002, compared to 50 days at June 30, 2002.

ECONOMIC ENVIRONMENT

  By December 31, 2002, the U.S. economy appeared to be on track for annual growth of roughly 2.5%, with growth in the fourth quarter of 2002 declining to an estimated 1% from a relatively strong 4% in the third quarter. Most analysts do not expect consumers to continue to support economic growth in 2003 as they had in 2002. Large-scale layoff announcements in the fourth quarter and uncertainty over Iraq led to a decline in consumer confidence. Industry surveys indicated that consumers were still uneasy about the employment situation. These factors contributed to the anemic holiday season, with modest gains in overall sales limited by heavy discounting needed to bring buyers into the stores. The strength in the housing market and mortgage refinancing activity provided household well-being during the six-month period ended December 31, 2002, but there are signs this trend is tapering off as mortgage rates have stopped dropping. After more than two years of retrenchment, corporate balance sheets improved during the six-month period. It remains unclear if this will lead to an increase in capital expenditures unless revenues show signs of growth. However, the combination of low interest rates and proposed fiscal stimulus may yet bring improvement to the economic outlook.

  The impact of economic data continued to be muted in light of other events that have brought increased volatility to the markets. The short end of the U.S. Treasury market (two years and under) was subject to a safe-haven trade during the last few months, with U.S. Treasury yields approaching historical lows. The equity and corporate bond markets continued to slide from the disclosure of questionable accounting and business practices. The threat of a U.S. military conflict with Iraq cast a pall on financial markets, with volatility accelerating along with the rhetoric. Increasingly, the decline in the U.S. dollar compared to other major currencies and recent highs in oil and gold prices added another element to the uncertainties facing the markets. We believe that fiscal stimulus will lead to increased borrowing by the U.S. Treasury, and changes in the borrowings mix are likely to produce structural changes to the yield curve. These factors influenced the markets during the fourth quarter of 2002, and we believe are likely to continue, to varying degrees, into the first quarter of 2003.

PORTFOLIO MATTERS

  Our desired portfolio mix and average duration remained relatively unchanged during the six-month period ended December 31, 2002. To target a 50-day-60-day average life, we favored an overweighted position in variable rate notes, and for fixed rate exposure, we preferred callable agency structures. The universe of available first-tier corporate credits declined throughout the year, thus collapsing spreads because of scarcity value. Somewhat surprisingly, spreads on agency issues remained unchanged. We added floating rate agency securities on a one-month London Interbank Offered Rate (LIBOR) less an eight basis point (.08%) equivalent, which represents a similar level to that of first-tier commercial paper. As we expect higher interest rates to eventually produce a steeper curve, sufficient exposure in variable rate product should provide adequate protection against higher interest rates and allow us greater flexibility with our fixed rate purchases. Amid the flat-to-inverted yield curve that existed within the one-year sector, we became increasingly involved in callable agency paper. We believed the premiums we received by selling these imbedded call options created valuable investment opportunities, especially given the inversion of the LIBOR curve in the front end. This scenario enabled us to generate yields that were otherwise unavailable for the higher-quality credits, which we were primarily focused on. At these volatility levels, callable bonds offered superior option-adjusted spreads in addition to their higher coupons.

  Recently, we have become increasingly cautious about adding any new longer fixed rate exposure as volatility has declined, quality spreads have collapsed and U.S. Treasury yields have retested their lows. Hence, we currently do not see value in callable structures, as their option-adjusted spreads are far less compelling. We remain content to allow our duration target to passively drift lower, awaiting better buying opportunities, which we believe may arise if sustained economic growth becomes more apparent and the safe-haven trade diminishes.

--------------------------------------------------------------------------------

  The Fund's composition at the end of December and as of our last report to shareholders is detailed below:

-------------------------------------------------------
                                    12/31/02    6/30/02
-------------------------------------------------------
Bank Notes........................     1.8%        2.8%
Commercial Paper..................    57.9        42.5
Corporate Notes...................     0.3         8.7
Funding Agreements................     6.6         7.6
Medium Term Notes.................     5.2          --
Municipal Bonds...................     0.7          --
Repurchase Agreements.............     2.9         2.0
U.S. Government, Agency &
  Instrumentality Obligations--
  Discount........................      --         1.6
U.S. Government, Agency &
  Instrumentality Obligations--
  Non-Discount....................    27.8        31.1
Other Assets Less Liabilities.....      --         3.7
Liabilities in Excess of Other
  Assets..........................    (3.2)         --
                                     -----       -----
Total.............................   100.0%      100.0%
                                     =====       =====
-------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Domestic Money Market V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to discussing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--1.8%              $ 5,000,000      National City Bank of Indiana+...     1.40 %      5/19/2003  $  5,000,574
                                5,000,000      U.S. Bank, NA+...................     1.34        4/30/2003     4,999,404
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES
                                               (COST--$9,999,978)                                              9,999,978
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--57.9%        10,000,000      Apreco, Inc......................     1.35        2/05/2003     9,987,250
                               10,000,000      Asset Securitization Cooperative
                                                 Corp...........................     1.32        1/24/2003     9,991,807
                               10,000,000      Blue Ridge Asset Funding Corp....     1.37        1/03/2003     9,999,619
                                7,000,000      Blue Ridge Asset Funding Corp....     1.33        1/07/2003     6,998,707
                               10,000,000      Blue Ridge Asset Funding Corp....     1.35        2/03/2003     9,988,001
                               10,000,000      Clipper Receivables Corp.........     1.35        1/15/2003     9,995,125
                                8,644,000      Clipper Receivables Corp.........     1.35        1/28/2003     8,635,572
                                8,000,000      Corporate Asset Funding Co.,
                                                 Inc............................     1.33        2/04/2003     7,990,247
                                9,000,000      Dorada Finance Inc...............     1.32        2/04/2003     8,989,028
                                6,383,000      Dorada Finance Inc...............     1.55        2/20/2003     6,371,445
                                4,088,000      Edison Asset Securitization,
                                                 LLC............................     1.32        1/09/2003     4,086,958
                               10,726,000      Edison Asset Securitization,
                                                 LLC............................     1.33        1/17/2003    10,720,056
                                5,200,000      Enterprise Funding Corp..........     1.35        1/24/2003     5,195,710
                               12,000,000      Enterprise Funding Corp..........     1.34        2/10/2003    11,982,580
                               13,000,000      Eureka Securitization Inc........     1.35        1/13/2003    12,994,638
                                9,000,000      Eureka Securitization Inc........     1.34        2/21/2003     8,983,376
                               10,000,000      FCAR Owner Trust.................     1.78        1/16/2003     9,994,827
                               14,600,000      FCAR Owner Trust.................     1.36        2/03/2003    14,582,350
                                6,500,000      Falcon Asset Securitization......     1.35        1/07/2003     6,498,781
                               12,104,000      Falcon Asset Securitization......     1.35        1/21/2003    12,095,376
                                5,000,000      Falcon Asset Securitization......     1.35        1/22/2003     4,996,250
                                5,074,000      Fleet National Bank..............     1.33        1/23/2003     5,070,033
                                7,309,000      Forrestal Funding Master Trust...     1.33        1/28/2003     7,301,929
                               10,000,000      General Electric Capital Corp....     1.35        2/13/2003     9,984,600
                               12,000,000      Goldman Sachs Group, Inc.........     1.76       10/09/2003    11,998,800
                               10,000,000      International Lease Finance
                                                 Corporation....................     1.35        1/14/2003     9,995,500
                                3,041,000      International Lease Finance
                                                 Corporation....................     1.33        1/17/2003     3,039,315
                               10,000,000      Kitty Hawk Funding Corp..........     1.35        1/15/2003     9,995,125
                                4,765,000      Kitty Hawk Funding Corp..........     1.37        1/15/2003     4,762,643
                               10,000,000      Kitty Hawk Funding Corp..........     1.32        1/23/2003     9,992,182
                               10,000,000      Morgan Stanley...................     1.37        1/10/2003     9,996,956
                               10,000,000      Morgan Stanley...................     1.393       4/15/2003    10,000,000
                                5,100,000      Paccar Financial Corp............     1.29        3/06/2003     5,087,933
                               10,000,000      Park Avenue Receivables Corp.....     1.37        1/06/2003     9,998,478
                               11,500,000      Park Avenue Receivables Corp.....     1.34        2/05/2003    11,485,446
                                5,800,000      Park Avenue Receivables Corp.....     1.35        2/10/2003     5,791,518
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER
                                               (COST--$315,576,175)                                          315,578,161
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--0.3%           1,800,000      Wal-Mart Stores, Inc.............     4.878       6/01/2003     1,823,778
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES
                                               (COST--$1,816,847)                                              1,823,778
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--6.6%      $ 5,000,000      Allstate Life Insurance Co.......     1.509%      7/01/2003  $  5,000,000
                                5,000,000      Allstate Life Insurance Co.......     1.509      11/03/2003     5,000,000
                                6,000,000      Jackson National Life Insurance
                                                 Co.............................     1.519       5/01/2003     6,000,000
                                5,000,000      Metropolitan Life Insurance
                                                 Company........................     1.509       4/01/2003     5,000,000
                               10,000,000      Monumental Life Insurance
                                                 Company........................     1.599      11/24/2003    10,000,000
                                5,000,000      New York Life Insurance
                                                 Company........................     1.478       5/30/2003     5,000,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$36,000,000)                                            36,000,000
------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES--5.2%         3,250,000      General Electric Capital Corp....     1.756      11/03/2003     3,251,527
                                8,500,000      General Electric Capital Corp....     1.45        1/16/2004     8,500,000
                                  700,000      Goldman Sachs Group, Inc.........     2.025       1/13/2004       700,000
                                2,500,000      Household Finance Corp...........     1.52        2/14/2003     2,500,000
                                1,000,000      Morgan Stanley...................     1.87        8/07/2003     1,001,519
                                5,550,000      Morgan Stanley...................     1.52        1/16/2004     5,550,000
                                6,600,000      Salomon, Smith Barney Holdings,
                                                 Inc............................     1.615       2/11/2003     6,601,516
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MEDIUM-TERM NOTES
                                               (COST--$28,104,961)                                            28,104,562
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS--0.7%           4,000,000      California State, Revenue
                                                 Anticipation Notes.............     1.42        6/20/2003     4,000,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MUNICIPAL BONDS
                                               (COST--$4,000,000)                                              4,000,000
------------------------------------------------------------------------------------------------------------------------
REPURCHASE                     15,705,000      Credit Suisse First Boston Corp.,
AGREEMENTS**--2.9%                               purchased on 12/31/2002 to
                                                 yield 1.25% to 1/02/2003.......                              15,705,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS
                                               (COST--$15,705,000)                                            15,705,000
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &       10,000,000      Fannie Mae+......................     1.28        2/03/2003    10,000,000
INSTRUMENTALITY                 6,000,000      Fannie Mae.......................     2.25        2/07/2003     6,004,961
  OBLIGATIONS--
NON-DISCOUNT--27.8%             5,000,000      Fannie Mae+......................     1.248       2/19/2003     4,999,787
                                5,000,000      Fannie Mae.......................     4.00        8/15/2003     5,084,235
                               10,000,000      Fannie Mae+......................     1.447       1/14/2004    10,000,000
                               11,000,000      Fannie Mae+......................     1.285       5/27/2004    10,993,040
                                3,000,000      Fannie Mae.......................     2.46        8/19/2004     3,021,813
                                1,500,000      Fannie Mae.......................     2.70        8/19/2004     1,502,812
                                2,000,000      Fannie Mae.......................     2.72        8/27/2004     2,004,374
                                2,000,000      Fannie Mae.......................     2.80        9/03/2004     2,004,940
                                1,960,000      Fannie Mae.......................     2.50       10/01/2004     1,978,114
                                1,615,000      Fannie Mae.......................     2.60       10/29/2004     1,621,560
                                1,250,000      Fannie Mae.......................     2.65       11/04/2004     1,264,452
                               10,000,000      Federal Home Loan Bank+..........     1.308       3/06/2003     9,999,104
                               10,000,000      Federal Home Loan Bank+..........     1.22        3/12/2003    10,001,390
                                2,250,000      Federal Home Loan Bank+..........     4.50        4/25/2003     2,272,644
                                3,000,000      Federal Home Loan Bank+..........     1.44       11/07/2003     3,000,705
                                4,400,000      Federal Home Loan Bank+..........     1.253      12/04/2003     4,403,150
                                2,600,000      Federal Home Loan Bank+..........     1.235      12/29/2003     2,602,306
                                2,600,000      Federal Home Loan Bank+..........     1.625       1/02/2004     2,598,833
                               13,600,000      Federal Home Loan Bank+..........     1.303       1/06/2004    13,594,814
                                1,500,000      Federal Home Loan Bank+..........     3.375       6/15/2004     1,539,678
                                2,000,000      Federal Home Loan Bank+..........     1.709       8/05/2004     2,000,212
                                9,750,000      Federal Home Loan Mortgage
                                                 Corporation....................     2.45        1/16/2003     9,753,998
                                5,000,000      Federal Home Loan Mortgage
                                                 Corporation....................     5.75        7/15/2003     5,119,695
                                3,325,000      Federal Home Loan Mortgage
                                                 Corporation....................     3.25        1/15/2004     3,390,353

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &      LX$5,000,000     FEDERAL HOME LOAN MORTGAGE
INSTRUMENTALITY                                  Corporation....................     3.50 %      2/20/2004  $  5,114,230
OBLIGATIONS--
NON-DISCOUNT--(CONCLUDED)

                                1,575,000      Federal Home Loan Mortgage
                                                 Corporation....................     3.75        4/15/2004     1,621,836
                               10,000,000      Student Loan Marketing
                                                 Association+...................     1.427       2/12/2004     9,997,810
                                3,000,000      Student Loan Marketing
                                                 Association....................     3.375       7/15/2004     3,080,922
                                1,075,000      U.S. Treasury Notes..............     2.125       8/31/2004     1,086,967
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--NON-DISCOUNT
                                               (COST--$151,297,433)                                          151,658,735
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$562,500,394)--103.2%.....                             562,870,214
                                               LIABILITIES IN EXCESS OF
                                               OTHER ASSETS--(3.2%).............                             (17,240,698)
                                                                                                            ------------
                                               NET ASSETS--100.0%...............                            $545,629,516
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 2002.

** Repurchase Agreements are fully collateralized by U.S. Government & Agency
   Obligations.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$562,500,394*)......                $562,870,214
Receivables:
  Interest..................................................  $ 1,036,045
  Capital shares sold.......................................      647,174      1,683,219
                                                              -----------
Prepaid expenses and other assets...........................                       2,739
                                                                            ------------
Total assets................................................                 564,556,172
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   13,594,814
  Capital shares redeemed...................................    5,039,328
  Investment adviser........................................      235,552     18,869,694
                                                              -----------
Accrued expenses and other liabilities......................                      56,962
                                                                            ------------
Total liabilities...........................................                  18,926,656
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $545,629,516
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized+..........................                $ 54,525,970
Paid-in capital in excess of par............................                 490,733,726
Unrealized appreciation on investments--net.................                     369,820
                                                                            ------------
NET ASSETS..................................................                $545,629,516
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $545,629,516 and 545,259,696
  shares outstanding........................................                $       1.00
                                                                            ============
----------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of December 31, 2002, net unrealized appreciation for Federal income tax purposes amounted to $369,820, of which $372,380 related to appreciated securities and $2,560 related to depreciated securities.
+The Fund is also authorized to issue 1,300,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $11,187,575
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,742,479
Accounting services.........................................     190,049
Professional fees...........................................      67,072
Printing and shareholder reports............................      49,605
Transfer agent fees.........................................      42,064
Custodian fees..............................................      23,821
Directors' fees and expenses................................      23,100
Pricing services............................................       1,975
Registration fees...........................................         820
Other.......................................................       9,599
                                                              ----------
Total expenses..............................................                 3,150,584
                                                                           -----------
Investment income--net......................................                 8,036,991
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                    20,989
Change in unrealized appreciation on investments--net.......                  (372,029)
                                                                           -----------
Total realized and unrealized loss on investments--net......                  (351,040)
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ 7,685,951
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2002              2001
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   8,036,991    $    19,506,561
Realized gain on investments--net...........................           20,989             94,101
Change in unrealized appreciation/depreciation on
  investments--net..........................................         (372,029)           666,699
                                                                -------------    ---------------
Net increase in net assets resulting from operations........        7,685,951         20,267,361
                                                                -------------    ---------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (8,036,991)       (19,506,561)
Realized gain on investments--net:
  Class A...................................................          (20,989)           (94,101)
                                                                -------------    ---------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (8,057,980)       (19,600,662)
                                                                -------------    ---------------
------------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................      533,787,930      1,552,924,489
Value of shares issued to shareholders in reinvestment of
  dividends and distributions...............................        8,056,121         19,603,334
                                                                -------------    ---------------
                                                                  541,844,051      1,572,527,823
Cost of shares redeemed.....................................     (576,451,838)    (1,447,844,261)
                                                                -------------    ---------------
Net increase (decrease) in net assets derived from Class A
  capital share transactions................................      (34,607,787)       124,683,562
                                                                -------------    ---------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      (34,979,816)       125,350,261
Beginning of year...........................................      580,609,332        455,259,071
                                                                -------------    ---------------
End of year.................................................    $ 545,629,516    $   580,609,332
                                                                =============    ===============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                               CLASS A
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.          --------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2002        2001        2000        1999        1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                --------    --------    --------    --------    --------
Investment income--net......................................       .0147       .0384       .0588       .0473       .0506
Realized and unrealized gain (loss) on investments--net.....      (.0007)      .0015       .0008      (.0006)         --+
                                                                --------    --------    --------    --------    --------
Total from investment operations............................       .0140       .0399       .0596       .0467       .0506
                                                                --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net....................................      (.0147)     (.0384)     (.0588)     (.0473)     (.0508)
  Realized gain on investments--net.........................          --+     (.0002)         --+         --+         --+
                                                                --------    --------    --------    --------    --------
Total dividends and distributions...........................      (.0147)     (.0386)     (.0588)     (.0473)     (.0508)
                                                                --------    --------    --------    --------    --------
Net asset value, end of year................................    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................       1.49%       3.89%       6.00%       4.84%       5.20%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .57%        .57%        .55%        .55%        .56%
                                                                ========    ========    ========    ========    ========
Investment income--net, and realized gain on
  investments--net..........................................       1.47%       3.69%       5.88%       4.76%       5.03%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $545,630    $580,609    $455,259    $467,781    $408,517
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. + Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Domestic Money Market V.I. Fund (the "Fund") (formerly Domestic Money Market Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily

--------------------------------------------------------------------------------

net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $15,739 for certain accounting services.
  Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                          12/31/2002   12/31/2001
------------------------------------------------------------------
Distributions paid from:
 Ordinary income........................  $8,057,980   $19,600,662
                                          ----------   -----------
Total taxable distributions.............  $8,057,980   $19,600,662
                                          ==========   ===========
------------------------------------------------------------------

As of December 31, 2002, there were no significant differences between the book and tax components of net assets.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
DOMESTIC MONEY MARKET V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Domestic Money Market V.I. Fund (formerly, Domestic Money Market Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Domestic Money Market V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  We are pleased to provide you with this annual report for Focus Twenty V.I. Fund. The Fund's investment objective is long-term capital appreciation. The Fund is a non-diversified aggressive growth Fund that seeks to achieve its investment objective by investing in a portfolio of approximately 20 companies that we believe have strong earnings growth and capital appreciation potential.

INVESTMENT ENVIRONMENT

  Although Focus Twenty V.I. Fund has been in existence for just under three years, the last 33 months have proven exceedingly difficult for aggressive growth investors. The Fund's third fiscal year began on a good note, as the market was in the final stages of the very strong rally that followed the September 11, 2001-driven sell off. This upward move was enabled by the liquidity created by a series of Federal Reserve Board interest rate cuts, the return to more normal business conditions following the macroeconomic shock of September 11 and the typical fourth quarter "budget flush" of business capital spending. The rally also represented a snapback from the extreme, oversold conditions that resulted from the drubbing stocks took following the terrorist attacks. Unfortunately, however, one of the Fund's benchmark indexes, the unmanaged Standard & Poor's (S&P) 500 Barra Growth Index, reached its high point for the fiscal year on January 4, 2002, only three trading days into the Fund's year. The Index declined seven out of the first nine months of 2002, before finally rallying in October and November 2002.

  Most of the turmoil occurred during the second and third calendar quarters of 2002. The market essentially remained unchanged through most of the first quarter of the calendar year; on March 19, 2002, the Index was up 1.52% for the year. However, the market then experienced a harrowing four-month sell off, as the S&P 500 Barra Growth Index declined 31.66% between March 19 and July 23, 2002. The market rallied strongly in late July and August 2002, but worries about a potential double-dip recession sent the market back to its lows in September and October 2002. In the end, the eight week rally in October and November was not nearly enough to make up for the sharp declines earlier in the year and the Index and the Fund's net asset value declined for the third year in a row. In a departure from historical norms, stocks declined in 2002 despite the backdrop of an accommodative Federal Reserve Board interest rate policy and the end of the mild recession that occurred in 2001. In fact, some of our investors may be surprised to learn that the S&P 500 Barra Growth Index declined more during the Fund's current fiscal year than it did in the previous year (the Index had a 23.59% decline for fiscal year 2002 compared to a 12.73% decline for fiscal year 2001).

  Beyond the steeper overall market declines that occurred in 2002, the year was different from the previous two because there were significantly fewer places for investors to hide. Morningstar, Inc. divides diversified equity investing into nine "style-boxes" based on market capitalization (size of company) and investment style (growth, core and value). Unlike in 2000 and 2001, all nine of these style categories experienced negative returns during 2002. Furthermore, all ten S&P 500 industry sectors finished 2002 with negative returns and eight of the ten sectors suffered double-digit negative returns.

  The year 2002 was similar to 2000 and 2001, in that investors continued to be unkind to stocks with high expected rates of earnings growth. Importantly, though, we began to see some interesting trends emerge during the year. Specifically, the style strategies that drive our investment process (positive earnings surprise, upwards earnings revision and relative strength) did show some signs of life at several points during the year. This is in stark contrast to 2001, when selecting stocks with strong positive earnings surprises and upwards earnings revisions resulted in marked underperformance. That is, stocks with the best positive earnings surprises and upwards earnings revisions badly underperformed stocks with the worst fundamentals in these categories.

  Our investment style (which we call earnings momentum) certainly worked better than it did last year, but it did not perform equally well in all parts of the market because stocks with higher expected rates of earnings growth continued to lag the rest of the market. In addition, the periods of outperformance for the style remained sporadic and inconsistent at best. While the signs of progress are certainly there, other selection metrics worked better than earnings momentum in 2002. Beyond the continuing style struggle, we were also plagued by a lack of "inventory," as the number of companies exhibiting the kinds of high relative growth rates we look for continued to dwindle because of the difficult economic environment. Also, the volatile

--------------------------------------------------------------------------------

economic environment coupled with the higher-than-normal level of accounting and corporate governance issues resulted in a higher-than-normal level of stock "blow-ups" throughout the market and the Fund was not immune. While we were able to avoid several problems, we were also hit with disappointments.

  In the end, 2002 failed to provide the kind of rapid recovery in the financial markets that we would have all liked to see and our investment style continued to struggle in a very challenging environment. It is clear to us that the huge gains that occurred during the late 1990s and the excesses that accompanied them will require more time to work through. The end result was disappointing, and process of style recovery has certainly been subtle and very slow. However, we believe that the relative performance of our style did incrementally improve during 2002 and continue to believe that this progress will carry on and that our process can and will bring success over the long term.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2002, Focus Twenty V.I. Fund's Class A Shares had a total return of -38.96%. This performance lagged that of the unmanaged benchmark indexes, the S&P 500 Barra Growth Index and the S&P 500 Index, which had returns of -23.59% and -22.10%, respectively. The NASDAQ Composite Index, which, over time, has correlated more closely to the Fund's performance, returned -31.26% for the 12-month period ended December 31, 2002. The Fund's performance compared to the S&P 500 Barra Growth Index was hurt by its high exposure to more rapidly growing, higher earnings multiple stocks. Higher growth, higher multiple stocks tend to be more volatile than other parts of the equity market. (The Fund's focus in a small number of investments (approximately 20 companies) in order to achieve a potentially greater return may increase the Fund's volatility because each investment has a greater effect on the Fund's performance.)

  Compared to the S&P 500 Barra Growth Index, the Fund's performance was also hurt by our significantly higher-than-Index weighting in the technology sector, which performed poorly. While our technology weighting did decline throughout the year, we still maintained an overweight position at our fiscal year end. Unfortunately, the business momentum that our technology companies exhibited at the end of 2001 turned out to be largely seasonal and not cyclical as we had hoped. In hindsight, the deep economic trough that occurred post-September 11, 2001 created a large recovery that was not sustainable. One sector of technology, semiconductors, managed to exhibit strong momentum throughout the first three quarters of 2002. In fact, unit growth actually reached the peak levels of previous cycles. Unfortunately, however, pricing failed to recover in a meaningful way and momentum for the sector began to fade as unsustainable low levels of inventories were refilled.

  As we saw technology fundamentals begin to deteriorate meaningfully in early August 2002, we aggressively reduced our semiconductor holdings and our overall technology weighting. These changes helped the Fund outperform the S&P 500 Barra Growth Index as it declined precipitously from late August to early October 2002. Investors enjoyed a strong rally from October 8, 2002 to our fiscal year end, and semiconductor stocks were among the leaders in this rally.

  Our turnover was high during the fiscal year, as we attempted to adjust the portfolio to a constantly changing, volatile environment. All but one of our six largest positions through the year, Harley-Davidson, Inc., Microsoft Corporation, Cisco Systems, Inc. Forest Laboratories, Inc., Viacom, Inc. and Microchip Technology outperformed the S&P 500 Barra Growth Index and one of them was up for the fiscal year. Unfortunately, beyond this strong "starting lineup," we found it very challenging to find enough companies that both met the criteria of our investment process and could succeed in what was an exceedingly difficult environment. The overcapacity as a result of the investment boom of the late 1990s created a lot of pricing pressure, and many of our portfolio disappointments were a direct result of this phenomenon.

One particularly significant change in portfolio strategy involved the sale of what had been our largest position, IDEC Pharmaceuticals Corporation. We sold IDEC because we saw multiple signs that growth of the company's lead product, Rituxan, was slowing. As a result of this and several other factors, we believed that street earnings expectations for the company were too high and would have to be reduced. The sale of IDEC was part of a bigger move away from the biotechnology sector early in our fiscal year and, fortunately, these shifts in portfolio strategy took place before large declines in the stocks and the biotechnology sector in general. Diligent channel checks helped us make sell decisions on Polycom and Photronics before negative earnings announcements that led to drastic declines in the stocks. Finally, we also sold AOL Time Warner Inc. early in the year before a significant decline.

--------------------------------------------------------------------------------

IN CONCLUSION

  As we have said in previous letters to shareholders, we cannot and will not try to predict when the market will improve. Instead, we will continue to invest in as disciplined and consistent a manner as possible. Our earnings momentum investment strategy involves investing in companies that we believe are growing earnings faster than the market or that we believe may be experiencing upwards earnings revisions or positive earnings surprises. While we cannot foretell when the market will improve, we believe that we will be following our investment process when it does, as we believe that this stated discipline is the proper way to insure market outperformance over the long term.

  We appreciate your continued support in
Merrill Lynch Focus Twenty V.I. Fund of Merrill Lynch Variable Series Funds, Inc. While the environment continues to be challenging, we remain confident that our process will prove itself over the long term, and we look forward to sharing our outlook and strategy in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Michael S. Hahn
Michael S. Hahn
Senior Vice President and Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                FOCUS TWENTY V.I. FUND+--     STANDARD & POOR'S 500       STANDARD & POOR'S 500
                                                     CLASS A SHARES*                 INDEX++              BARRA GROWTH INDEX+++
                                                -------------------------     ---------------------       ---------------------
7/10/00**                                                 10000                       10000                       10000
12/00                                                      7520                        9273                        7950
12/01                                                      2313                        8171                        6938
12/02                                                      1412                        6365                        5302

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** The Fund commenced operations on 7/10/00.
+ The Fund invests primarily in common stocks of approximately 20 companies that Fund management believes have strong earnings growth and capital appreciation potential.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. The starting date for the Index in the graph is from 7/31/00.
+++ This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's Barra Growth Index that have higher price-to-book ratios. The starting date for the Index is from 7/31/00.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                  -38.96%
--------------------------------------------------------------------------------
Inception (7/10/00) to 12/31/02                                           -54.63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2002                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                  -18.02%        -38.96%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                    -10.30         -22.10
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Barra Growth Index***                      - 8.02         -23.59
-----------------------------------------------------------------------------------------

*Total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

**This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

***This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002                (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                      SHARES                                                                     PERCENT OF
COUNTRY           INDUSTRY++            HELD                      COMMON STOCKS                       VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
ISRAEL         PHARMACEUTICALS       3,000      Teva Pharmaceutical Industries Ltd. (ADR) (a)....  $   115,770       2.6%
               -------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN ISRAEL                          115,770       2.6
---------------------------------------------------------------------------------------------------------------------------
UNITED         AUTOMOBILES           3,000      Harley-Davidson, Inc. ...........................      138,600       3.2
STATES
               -------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY         2,500      +Amgen Inc. .....................................      120,875       2.8
               -------------------------------------------------------------------------------------------------------
               COMMERCIAL            1,000      +Apollo Group, Inc. (Class A)....................       44,000       1.0
               SERVICES &
               SUPPLIES

                                     2,800      +CheckFree Corp. ................................       44,604       1.0
                                     5,500      +Corinthian Colleges, Inc. ......................      207,680       4.7
                                     7,100      Manpower Inc. ...................................      226,490       5.2
                                                                                                   -----------     -----
                                                                                                       522,774      11.9
               -------------------------------------------------------------------------------------------------------
               COMMUNICATIONS       23,000      +Cisco Systems, Inc. ............................      301,070       6.8
               EQUIPMENT
               -------------------------------------------------------------------------------------------------------
               COMPUTERS &          13,500      Hewlett-Packard Company..........................      234,360       5.3
               PERIPHERALS
               -------------------------------------------------------------------------------------------------------
               DIVERSIFIED           7,100      +Nasdaq-100 Shares (c)...........................      173,240       3.9
               FINANCIALS
               -------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT      1,700      +BJ Services Company.............................       54,927       1.3
               & SERVICE
               -------------------------------------------------------------------------------------------------------
               HEALTH CARE           4,400      Medtronic, Inc. .................................      200,640       4.6
               EQUIPMENT &
               SUPPLIES

                                     2,700      +Zimmer Holdings, Inc. ..........................      112,104       2.5
                                                                                                   -----------     -----
                                                                                                       312,744       7.1
               -------------------------------------------------------------------------------------------------------
               HEALTH CARE           3,600      +Accredo Health, Incorporated....................      126,900       2.9
               PROVIDERS &
               SERVICES

                                     4,500      HCA Inc. ........................................      186,750       4.2
                                     1,500      +LifePoint Hospitals, Inc........................       44,805       1.0
                                                                                                   -----------     -----
                                                                                                       358,455       8.1
               -------------------------------------------------------------------------------------------------------
               MEDIA                 8,100      +Clear Channel Communications, Inc. .............      302,049       6.8
                                    10,200      The Walt Disney Company..........................      166,362       3.8
                                                                                                   -----------     -----
                                                                                                       468,411      10.6
               -------------------------------------------------------------------------------------------------------
               OIL & GAS             3,000      Devon Energy Corporation.........................      137,700       3.1
               -------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS       2,600      +Forest Laboratories, Inc. ......................      255,372       5.8
                                     7,300      Pfizer Inc. .....................................      223,161       5.1
                                                                                                   -----------     -----
                                                                                                       478,533      10.9
               -------------------------------------------------------------------------------------------------------
               SOFTWARE             10,000      +BEA Systems, Inc. ..............................      114,700       2.6
                                     8,100      +Microsoft Corporation...........................      418,851       9.5
                                                                                                   -----------     -----
                                                                                                       533,551      12.1
               -------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL      2,700      +Bed Bath & Beyond Inc. .........................       93,312       2.1
               -------------------------------------------------------------------------------------------------------
               WIRELESS             19,000      +AT&T Wireless Services Inc. ....................      107,350       2.4
               TELECOMMUNICATION
               SERVICES
               -------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS IN THE UNITED STATES             4,035,902      91.6
---------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN COMMON STOCKS
                                                (COST--$4,161,745)                                   4,151,672      94.2
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                 PARTNERSHIP                                                                     PERCENT OF
                                  INTEREST                    SHORT-TERM SECURITIES                   VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
                                 $   343,997
                                                Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                  Series II (b)..................................  $   343,997       7.8%
---------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                (COST--$343,997)                                       343,997       7.8
---------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS
                                                (COST--$4,505,742)...............................    4,495,669     102.0
                                                LIABILITIES IN EXCESS OF OTHER ASSETS............      (86,458)    (2.0)
                                                                                                   -----------     -----
                                                NET ASSETS.......................................  $ 4,409,211     100.0%
                                                                                                   ===========     =====
---------------------------------------------------------------------------------------------------------------------------

   (a) American Depositary Receipts (ADR).

   (b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------------
                                                                NET                 INTEREST
AFFILIATE                                                     ACTIVITY   NET COST    INCOME
--------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $343,997   $343,997     $190
--------------------------------------------------------------------------------------------

   (c) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.

  + Non-income producing security.

  ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

     See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$4,505,742).........                 $  4,495,669
Cash........................................................                           10
Receivables:
  Securities sold...........................................  $     72,439
  Capital shares sold.......................................         3,903
  Dividends.................................................         2,457
  Interest..................................................           144         78,943
                                                              ------------
Prepaid expenses............................................                           39
                                                                             ------------
Total assets................................................                    4,574,661
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................       154,837
  Investment adviser........................................         3,231        158,068
                                                              ------------
Accrued expenses and other liabilities......................                        7,382
                                                                             ------------
Total liabilities...........................................                      165,450
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $  4,409,211
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $    312,051
Paid-in capital in excess of par............................                   69,339,273
Accumulated realized capital losses on investments--net.....  $(65,232,040)
Unrealized depreciation on investments--net.................       (10,073)
                                                              ------------
Total accumulated losses--net...............................                  (65,242,113)
                                                                             ------------
NET ASSETS..................................................                 $  4,409,211
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $4,409,211 and 3,120,507
  shares outstanding........................................                 $       1.41
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................             $    12,007
Interest....................................................                   4,352
                                                                         -----------
Total income................................................                  16,359
                                                                         -----------
------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 55,286
Professional fees...........................................    10,065
Custodian fees..............................................     9,801
Transfer agent fees.........................................     7,658
Accounting services.........................................     2,410
Printing and shareholder reports............................     1,436
Registration fees...........................................       895
Pricing services............................................       835
Directors' fees and expenses................................       343
Other.......................................................     5,142
                                                              --------
Total expenses before reimbursement.........................    93,871
Reimbursement of expenses...................................   (12,568)
                                                              --------
Total expenses after reimbursement..........................                  81,303
                                                                         -----------
Investment loss--net........................................                 (64,944)
                                                                         -----------
------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................              (2,662,421)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                (703,412)
                                                                         -----------
Total realized and unrealized loss on investments--net......              (3,365,833)
                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $(3,430,777)
                                                                         ===========
------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE YEAR ENDED
                                                                           DECEMBER 31,
                                                                ----------------------------------
DECREASE IN NET ASSETS:                                              2002               2001
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment loss--net........................................      $   (64,944)      $   (222,873)
Realized loss on investments--net...........................       (2,662,421)       (60,821,285)
Change in unrealized appreciation/depreciation on
  investments--net..........................................         (703,412)        11,097,902
                                                                  -----------       ------------
Net decrease in net assets resulting from operations........       (3,430,777)       (49,946,256)
                                                                  -----------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................       (2,558,811)        (4,471,540)
                                                                  -----------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................       (5,989,588)       (54,417,796)
Beginning of year...........................................       10,398,799         64,816,595
                                                                  -----------       ------------
End of year.................................................      $ 4,409,211       $ 10,398,799
                                                                  ===========       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    -----------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                             FOR THE YEAR ENDED       FOR THE PERIOD
                                                                     DECEMBER 31,          JULY 10, 2000+
                                                                -----------------------     TO DEC. 31,
DECREASE IN NET ASSET VALUE:                                      2002           2001           2000
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $   2.31       $   7.51       $  10.00
                                                                --------       --------       --------
Investment income (loss)--net...............................        (.02)++++      (.02)++++         .01
Realized and unrealized loss on investments--net............        (.88)         (5.18)         (2.49)
                                                                --------       --------       --------
Total from investment operations............................        (.90)         (5.20)         (2.48)
                                                                --------       --------       --------
Less dividends:
  Investment income--net....................................          --             --           (.01)
  In excess of investment income--net.......................          --             --             --(++)
                                                                --------       --------       --------
Total dividends.............................................          --             --           (.01)
                                                                --------       --------       --------
Net asset value, end of period..............................    $   1.41       $   2.31       $   7.51
                                                                ========       ========       ========
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     (38.96%)       (69.24%)       (24.80%)++
                                                                ========       ========       ========
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................       1.25%          1.09%          1.08%*
                                                                ========       ========       ========
Expenses....................................................       1.44%          1.10%          1.12%*
                                                                ========       ========       ========
Investment income (loss)--net...............................      (1.00%)         (.60%)          .74%*
                                                                ========       ========       ========
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $  4,409       $ 10,399       $ 64,817
                                                                ========       ========       ========
Portfolio turnover..........................................     312.52%        182.76%         32.05%
                                                                ========       ========       ========
---------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Commencement of operations.
++Aggregate total investment return.
(++)Amount is less than $.01 per share.
++++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Focus Twenty V.I. Fund (the "Fund") (formerly Focus Twenty Select
Fund) is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market and it is expected that for debt securities this ordinarily would be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is

--------------------------------------------------------------------------------

effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $64,944 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. This reclassification has no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .85% of the average daily value of the Fund's net assets. For the year ended December 31, 2002, MLIM earned fees of $55,286, of which $12,568 was waived.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $3,689 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $293 for certain accounting services.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.
3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $19,486,701 and $20,709,935, respectively.

  Net realized gains (losses) for the year ended December 31, 2002 and net unrealized losses as of December 31, 2002 were as follows:

---------------------------------------------------------------------
                                             Realized      Unrealized
                                          Gains (Losses)     Losses
---------------------------------------------------------------------
Long-term investments...................   $(2,663,016)     $(10,073)
Short-term investments..................             2            --
Options written.........................        (2,308)           --
Options purchased.......................         2,901            --
                                           -----------      --------
Total...................................   $(2,662,421)     $(10,073)
                                           ===========      ========
---------------------------------------------------------------------

  Transactions in options written for the year ended December 31, 2002 were as follows:

-------------------------------------------------------------------
                                           Nominal Value
                                            Covered by
                                              Options      Premiums
          Call Options Written                Written      Received
-------------------------------------------------------------------
Outstanding call options written,
 beginning of year.......................          --            --
Options written..........................      48,400      $ 71,878
Options closed...........................     (48,400)      (71,878)
                                              -------      --------
Outstanding call options written, end of
 year....................................          --      $     --
                                              =======      ========
-------------------------------------------------------------------

--------------------------------------------------------------------
                                            Nominal Value
                                             Covered by
                                               Options      Premiums
           Put Options Written                 Written      Received
--------------------------------------------------------------------
Outstanding put options written, beginning
 of year..................................         --            --
Options written...........................      2,200       $ 2,596
Options closed............................     (2,200)       (2,596)
                                               ------       -------
Outstanding put options written, end of
 year.....................................         --       $    --
                                               ======       =======
--------------------------------------------------------------------

  At December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $205,299, of which $139,221 related to appreciated securities and $344,520 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $4,700,968.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2002                           Shares       Amount
------------------------------------------------------------------
Shares sold.............................     417,888   $   767,673
Shares redeemed.........................  (1,796,887)   (3,326,484)
                                          ----------   -----------
Net decrease............................  (1,378,999)  $(2,558,811)
                                          ==========   ===========
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2001                           Shares       Amount
------------------------------------------------------------------
Shares sold.............................   3,308,614   $13,928,628
Shares redeemed.........................  (7,437,200)  (18,400,168)
                                          ----------   -----------
Net decrease............................  (4,128,586)  $(4,471,540)
                                          ==========   ===========
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:
---------------------------------------------------------

Undistributed ordinary income--net...............  $         --
Undistributed long-term capital gains--net.......            --
                                                   ------------
Total undistributed earnings--net................            --
Capital loss carryforward........................   (64,876,173)*
Unrealized losses--net...........................      (365,940)**
                                                   ------------
Total accumulated losses--net....................  $(65,242,113)
                                                   ============
---------------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $64,876,173, of which $917,027 expires in 2008, $52,586,441 expires in 2009 and $11,372,705 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the deferral of post-October capital losses for tax purposes.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
FOCUS TWENTY V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focus Twenty V.I. Fund (formerly, Focus Twenty Select Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Focus Twenty V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 2002, the Fund's Class A Shares had a total return of -27.51%, compared to a total return of -28.63% for the Lipper Large Cap Growth Fund Average. For the same 12-month period, the Fund's unmanaged benchmarks had a return of -22.10% as measured by the Standard & Poor's (S&P) 500 Index and -23.59% as measured by the S&P 500 Barra Growth Index. This was an unprecedented third consecutive calendar year with negative investment returns for large cap growth stocks in the post-World War II period.

  The most negative influence on the Fund's investment performance during the fiscal year was the decline of selected holdings in the hospital management and information technology industries. The single most negative stock investment on a comparative basis was the Fund's investment holding in AOL Time Warner Inc.

  Positive comparative influences on the Fund's investment returns came from selected holdings in the specialty retailing, restaurant, media, food and financial services industries. Equity investments in the following companies had a positive effect on the comparative investment performance over the calendar year 2002. These companies were: Bed, Bath & Beyond Inc., Lowe's Companies, Inc., Target Corporation, YUM! Brands, Inc. and Brinker International, Inc. in the retailing and restaurant industries; Unilever N.V., Anheuser-Busch Companies, Inc. and Coca-Cola Enterprises Inc. in the food and beverage industries; and Marsh & McLennan Companies, Inc., Wells Fargo Company, MBNA Corp., T. Rowe Price Group Inc. and American Express Co. in the financial services industry.

INVESTMENT ENVIRONMENT

  In our opinion, a negative influence on stock market valuations is the "war on terrorism" policy, which is being pursued by the Bush administration. Historically, on average the U.S. equity markets have not provided above-average investment returns during periods of pending or actual armed conflict. However, typically U.S. stock markets have risen meaningfully after the resolution of war as they did after the conclusion of the Gulf War in 1991 and the end of the Vietnam War in late 1974 and early 1975.

PORTFOLIO MATTERS

  The Fund's largest sector for investment is consumer discretionary at over 17% of net assets at year-end 2002. In our opinion, we should be optimistic about the U.S. Congress passing President Bush's tax bill with potentially positive developments in terms of increases in the rate of real growth of consumer spending. More than 12% of the net assets at December 31, 2002 were invested in stocks in the bank, diversified financials and insurance industries, which could see price appreciation if overall U.S. equity markets and interest rates rise with a recovery in the rate of real economic growth in the United States as a result of fiscal policy initiatives at the Federal level of government.

IN CONCLUSION

  We appreciate your investment in Fundamental Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to discussing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                 FUNDAMENTAL GROWTH V.I.      STANDARD & POOR'S 500       STANDARD & POOR'S 500
                                                 FUND+--CLASS A SHARES*              INDEX++              BARRA GROWTH INDEX+++
                                                 -----------------------      ---------------------       ---------------------
4/03/00**                                               10000.00                    10000.00                    10000.00
12/00                                                    9273.00                     9161.00                     7874.00
12/01                                                    7593.00                     8072.00                     6871.00
12/02                                                    5504.00                     6288.00                     5250.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** The Fund commenced operations on 4/03/00.
+ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average rates of growth earnings over the long term.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. The starting date for the Index in the graph is from 4/28/00.
+++ This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. The starting date for the Index is from 4/28/00.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/02                                       -27.51%
----------------------------------------------------------------------
Inception (4/03/00) to 12/31/02                                -19.55
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2002                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                  -12.41%        -27.51%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                    -10.30         -22.10
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Barra Growth Index***                      - 8.02         -23.59
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
**This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of the NYSE market capitalization and 30% of NYSE issues.
***This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY++                       HELD                        COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                31,600      General Dynamics Corporation..............    $  2,508,092       1.3%
----------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS            52,800      United Parcel Service, Inc. (Class B).....       3,330,624       1.7
----------------------------------------------------------------------------------------------------------------------
BANKS                              74,700      Northern Trust Corporation................       2,605,536       1.3
                                   58,300      Washington Mutual, Inc. ..................       2,013,099       1.0
                                                                                             ------------     -----
                                                                                                4,618,635       2.3
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          77,100      Anheuser-Busch Companies, Inc. ...........       3,731,640       1.9
                                  114,800      The Coca-Cola Company.....................       5,030,536       2.5
                                   72,200      Coca-Cola Enterprises Inc. ...............       1,568,184       0.8
                                                                                             ------------     -----
                                                                                               10,330,360       5.2
----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                      91,600      +Amgen Inc. ..............................       4,428,860       2.2
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          35,700      Ecolab Inc. ..............................       1,767,150       0.9
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &              77,900      First Data Corporation....................       2,758,439       1.4
SUPPLIES
                                   70,800      H & R Block, Inc. ........................       2,846,160       1.4
                                                                                             ------------     -----
                                                                                                5,604,599       2.8
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT          260,300      +Cisco Systems, Inc. .....................       3,407,327       1.7
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS            67,900      International Business Machines
                                                 Corporation.............................       5,262,250       2.6
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS             88,900      American Express Company..................       3,142,615       1.6
                                   51,100      Fannie Mae................................       3,287,263       1.6
                                  104,600      State Street Corporation..................       4,079,400       2.0
                                   71,300      T. Rowe Price Group Inc. .................       1,942,925       1.0
                                                                                             ------------     -----
                                                                                               12,452,203       6.2
----------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING              75,800      SYSCO Corporation.........................       2,258,082       1.1
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                      52,300      Unilever NV (NY Registered Shares)........       3,227,433       1.6
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &            42,400      +Alcon, Inc. .............................       1,672,680       0.8
SUPPLIES
                                   85,100      +Boston Scientific Corporation............       3,618,452       1.8
                                   34,500      Medtronic, Inc. ..........................       1,573,200       0.8
                                   26,300      Stryker Corporation.......................       1,765,256       0.9
                                   42,100      +Zimmer Holdings, Inc. ...................       1,747,992       0.9
                                                                                             ------------     -----
                                                                                               10,377,580       5.2
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &            93,200      HCA Inc. .................................       3,867,800       1.9
SERVICES
                                   96,700      Health Management Associates, Inc. (Class
                                                 A)......................................       1,730,930       0.9
                                   79,000      +Tenet Healthcare Corporation.............       1,295,600       0.6
                                                                                             ------------     -----
                                                                                                6,894,330       3.4
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &              26,800      +Brinker International, Inc. .............         864,300       0.4
LEISURE
                                  100,400      +YUM! Brands, Inc. .......................       2,431,688       1.2
                                                                                             ------------     -----
                                                                                                3,295,988       1.6
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                 39,100      The Clorox Company........................       1,612,875       0.8
                                   34,800      Colgate-Palmolive Company.................       1,824,564       0.9
                                   63,100      The Procter & Gamble Company..............       5,422,814       2.7
                                                                                             ------------     -----
                                                                                                8,860,253       4.4
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES           28,900      3M Co. ...................................       3,563,370       1.8
----------------------------------------------------------------------------------------------------------------------
INSURANCE                          25,400      American International Group, Inc. .......       1,469,390       0.7
                                   52,000      Everest Re Group, Ltd. ...................       2,875,600       1.5
                                   74,000      Marsh & McLennan Companies, Inc. .........       3,419,540       1.7
                                                                                             ------------     -----
                                                                                                7,764,530       3.9
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY++                       HELD                        COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
MEDIA                             263,100      +AOL Time Warner Inc. ....................    $  3,446,610       1.7%
                                   86,900      +Clear Channel Communications, Inc. ......       3,240,501       1.6
                                   58,400      +Fox Entertainment Group, Inc. (Class
                                                 A)......................................       1,514,312       0.8
                                  112,500      +Rogers Communications, Inc. (Class B)....       1,043,961       0.5
                                  100,000      +Viacom, Inc. (Class B)...................       4,076,000       2.0
                                                                                             ------------     -----
                                                                                               13,321,384       6.6
----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                   12,000      +Kohl's Corporation.......................         671,400       0.3
                                  145,700      Wal-Mart Stores, Inc. ....................       7,359,307       3.7
                                                                                             ------------     -----
                                                                                                8,030,707       4.0
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &         272,500      Intel Corporation.........................       4,240,100       2.1
PRODUCTS
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                           36,500      +Electronic Arts Inc. ....................       1,814,415       0.9
                                  156,800      +Microsoft Corporation....................       8,108,128       4.0
                                                                                             ------------     -----
                                                                                                9,922,543       4.9
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                   45,100      +Bed Bath & Beyond Inc. ..................       1,558,656       0.8
                                   67,100      Lowe's Companies, Inc. ...................       2,516,250       1.3
                                   85,700      The TJX Companies, Inc. ..................       1,672,864       0.8
                                                                                             ------------     -----
                                                                                                5,747,770       2.9
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN COMMON STOCKS
                                               (COST--$166,290,097)                           141,214,170      70.4
----------------------------------------------------------------------------------------------------------------------
                              PARTNERSHIP
                               INTEREST                  SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                              $17,848,295      Merrill Lynch Liquidity Series, LLC Cash
                                                 Sweep Series II (a).....................      17,848,295       8.9
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                               (COST--$17,848,295)                             17,848,295       8.9
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$184,138,392)......................     159,062,465      79.3
                                               OTHER ASSETS LESS LIABILITIES.............      41,461,856      20.7
                                                                                             ------------     -----
                                               NET ASSETS................................    $200,524,321     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


------------------------------------------------------------------------------------------------------
                                                                    NET                       INTEREST
AFFILIATE                                                        ACTIVITY       NET COST       INCOME
------------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....    $17,848,295    $17,848,295    $20,130
------------------------------------------------------------------------------------------------------

+ Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $18,939,028) (identified cost--$184,138,392)..............                 $159,062,465
Investments held as collateral for loaned securities, at
  value.....................................................                   19,288,552
Receivables:
  Capital shares sold.......................................  $ 42,201,692
  Securities sold...........................................       591,975
  Dividends.................................................       108,099
  Interest..................................................        16,681
  Loaned securities income..................................         1,507     42,919,954
                                                              ------------
Prepaid expenses............................................                          867
                                                                             ------------
Total assets................................................                  221,271,838
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   19,288,552
Payables:
  Securities purchased......................................     1,283,605
  Investment adviser........................................        92,261
  Capital shares redeemed...................................        40,269      1,416,135
                                                              ------------
Accrued expenses............................................                       42,830
                                                                             ------------
Total liabilities...........................................                   20,747,517
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $200,524,321
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $  3,674,136
Paid-in capital in excess of par............................                  255,999,417
Accumulated distributions in excess of investment
  income--net...............................................  $    (13,625)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (34,059,760)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................   (25,075,847)
                                                              ------------
Total accumulated losses--net...............................                  (59,149,232)
                                                                             ------------
NET ASSETS..................................................                 $200,524,321
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $200,524,321 and 36,741,355
  shares outstanding........................................                 $       5.46
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $12,497 foreign withholding tax)..........                 $  1,052,998
Interest....................................................                      279,018
Securities lending--net.....................................                        8,746
                                                                             ------------
Total income................................................                    1,340,762
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,028,228
Accounting services.........................................        54,004
Custodian fees..............................................        27,071
Professional fees...........................................        22,908
Transfer agent fees.........................................        16,812
Printing and shareholder reports............................        13,324
Offering costs..............................................        12,343
Directors' fees and expenses................................         6,565
Pricing services............................................         3,195
Registration fees...........................................           759
Other.......................................................         8,130
                                                              ------------
Total expenses..............................................                    1,193,339
                                                                             ------------
Investment income--net......................................                      147,423
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS--NET:
Realized loss from:
  Investments--net..........................................   (22,618,868)
  Foreign currency transactions--net........................        (4,342)   (22,623,210)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (26,926,594)
  Foreign currency transactions--net........................        (1,725)   (26,928,319)
                                                              ------------   ------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                  (49,551,529)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(49,404,106)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    147,423    $    342,526
Realized loss on investments and foreign currency
  transactions--net.........................................   (22,623,210)     (9,841,560)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (26,928,319)      2,577,663
                                                              ------------    ------------
Net decrease in net assets resulting from operations........   (49,404,106)     (6,921,371)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (161,537)       (353,430)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (161,537)       (353,430)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................    86,872,424     138,012,447
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    37,306,781     130,737,646
Beginning of year...........................................   163,217,540      32,479,894
                                                              ------------    ------------
End of year*................................................  $200,524,321    $163,217,540
                                                              ============    ============
------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $    (13,625)   $     (7,513)
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED     ----------------------------------------
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.          FOR THE YEAR ENDED     FOR THE PERIOD
                                                                   DECEMBER 31,        APRIL 3, 2000+
                                                              ----------------------   TO DECEMBER 31,
DECREASE IN NET ASSET VALUE:                                    2002          2001          2000
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $   7.54      $   9.23       $ 10.00
                                                              --------      --------       -------
Investment income--net......................................       .01++++       .04++++         .03
Realized and unrealized loss on investments and foreign
  currency transactions--net................................     (2.08)        (1.71)         (.76)
                                                              --------      --------       -------
Total from investment operations............................     (2.07)        (1.67)         (.73)
                                                              --------      --------       -------
Less dividends:
  Investment income--net....................................      (.01)         (.02)         (.04)
  In excess of investment income--net.......................        --            --            --++
                                                              --------      --------       -------
Total dividends.............................................      (.01)         (.02)         (.04)
                                                              --------      --------       -------
Net asset value, end of period..............................  $   5.46      $   7.54       $  9.23
                                                              ========      ========       =======
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   (27.51%)      (18.12%)       (7.27%)(++)
                                                              ========      ========       =======
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................      .75%          .79%         1.09%*
                                                              ========      ========       =======
Expenses....................................................      .75%          .79%         1.12%*
                                                              ========      ========       =======
Investment income--net......................................      .09%          .57%         1.18%*
                                                              ========      ========       =======
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $200,524      $163,218       $32,480
                                                              ========      ========       =======
Portfolio turnover..........................................    89.61%        94.56%        95.44%
                                                              ========      ========       =======
------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Commencement of operations.
++Amount is less than $.01 per share.
(++)Aggregate total investment return.
++++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Fundamental Growth V.I. Fund (the "Fund") (formerly Fundamental Growth Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market and it is expected that for debt securities this ordinarily would be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is

--------------------------------------------------------------------------------

effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $4,341 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses and $12,343 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income. These classifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned

--------------------------------------------------------------------------------

subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral of $10,222,932 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $9,065,620 was invested in the Merrill Lynch Premier Institutional Fund. As of December 31, 2002, the Fund lent securities with a value of $8,543,765 to MLPF&S or its affiliates. For the year ended December 31, 2002, MLIM, LLC received $3,831 in securities lending agent fees from the Fund.
  For the year ended December 31, 2002, MLPF&S earned $65,539 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $4,415 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $190,924,215 and $127,462,448, respectively.

  Net realized gains (losses) for the year ended December 31, 2002 and net unrealized gains (losses) as of December 31, 2002 were as follows:

--------------------------------------------------------------------
                                       Realized         Unrealized
                                    Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------
Long-term investments.............   $(22,619,123)     $(25,075,927)
Short-term investments............            255                --
Foreign currency transactions.....         (4,342)               80
                                     ------------      ------------
Total.............................   $(22,623,210)     $(25,075,847)
                                     ============      ============
--------------------------------------------------------------------

  At December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $26,029,324, of which $1,020,839 related to appreciated securities and $27,050,163 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $185,091,789.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2002                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  22,309,012    $137,179,860
Shares issued to shareholders in
 reinvestment of dividends...........      29,280         161,537
                                       ----------    ------------
Total issued.........................  22,338,292     137,341,397
Shares redeemed......................  (7,255,296)    (50,468,973)
                                       ----------    ------------
Net increase.........................  15,082,996    $ 86,872,424
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  19,886,781    $151,112,743
Shares issued to shareholders in
 reinvestment of dividends...........      46,511         353,430
                                       ----------    ------------
Total issued.........................  19,933,292     151,466,173
Shares redeemed......................  (1,793,093)    (13,453,726)
                                       ----------    ------------
Net increase.........................  18,140,199    $138,012,447
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other

--------------------------------------------------------------------------------

than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6.  DISTRIBUTIONS TO SHAREHOLDERS:

  The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                           12/31/2002   12/31/2001
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................   $161,537     $353,430
                                            --------     --------
Total taxable distributions..............   $161,537     $353,430
                                            ========     ========
------------------------------------------------------------------

  As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $         --
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................            --
Capital loss carryforward..........................   (31,096,958)*
Unrealized losses--net.............................   (28,052,274)**
                                                     ------------
Total accumulated losses--net......................  $(59,149,232)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $31,096,958, of which $110,592 expires in 2008, $10,750,741 expires in 2009 and $20,235,625 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
FUNDAMENTAL GROWTH FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Growth V.I. Fund (formerly, Fundamental Growth Focus Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended, changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fundamental Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

INVESTMENT STRATEGY

  Global Allocation V.I. Fund seeks to provide high total investment return through a flexible, value-oriented approach. The Fund invests in U.S. and global equity and fixed income securities and is broadly diversified across asset classes, countries and securities. Within the equity portion of the portfolio, we look for undervalued companies that we believe are expected to generate above-average rates of return. In selecting fixed income securities, we focus on total return and credit analysis. Diversification is used as the key means of risk management.

INVESTMENT ENVIRONMENT

  During the 12-month period ended December 31, 2002, the unmanaged S&P 500 Index decreased by 22.10%, the unmanaged NASDAQ Composite Index declined by 31.26%, the unmanaged Dow Jones Euro Stoxx 50 Index declined by 35.65%, and the unmanaged Nikkei 225 Index decreased by 17.96%. The uncertain U.S. economic recovery was mirrored across economies globally and was reflected by poor equity market performances. The U.S. equity market enjoyed a small rally in March 2002, however, the overall trend was downward since that time, with market upturns occurring in August and October of 2002. The year was marked by high volatility in the equity markets driven by a rash of negative earnings announcements, regulatory investigations and corporate accounting irregularities highlighted by the bankruptcies of Enron Corporation (in December 2001) and WorldCom Inc. (in July 2002). During the 12-month period ended December 31, 2002, the Federal Reserve Board lowered the Federal Funds rate only once from 1.75% to 1.25% in early November 2002 to its lowest rate since 1961.

  The fiscal year ended December 31, 2002 began in the wake of the Enron bankruptcy scandal and investors reacted by focusing on the corporate accounting practices of the market's issuers. Announcements of regulatory investigations into accounting for off-balance sheet partnerships and transactions disturbed the markets in January 2002. Credit rating agency actions on corporate debt ratings also moved to the forefront of investors' attention. Economic and currency difficulties in Latin America impacted financial and energy companies with Latin operations. Positive economic news prompted a rally in February 2002, which continued into March. Federal Reserve Board Chairman Alan Greenspan commented that the "expansion is well under way." The Federal Open Market Committee announced that interest rates would be held steady, and until November 2002, they were. Toward the end of March 2002, investors became more focused on company-specific issues as first quarter earnings releases loomed. The Securities and Exchange Commission continued to disclose probes into accounting practices at major U.S. companies. Corporations continued to announce lower earnings reports, further employee reductions and balance sheet restructuring initiatives. Liquidity in the capital markets continued to dry up in the context of credit rating downgrades and continued negative newsflow from corporate America.

  Economic data released in early April 2002 was mixed. The NASDAQ Composite Index hit a six-month low in late April, while the Dow Jones Industrial Average touched its February low. The U.S. equity market had a short-lived rally in late April on news that gross domestic product was up a seasonally adjusted 5.8% for the first quarter because of strong growth in housing, consumer and government spending. The month of April closed with news that earnings for S&P 500 Index companies were down 11% on a year-over-year basis, and the expectation that the Federal Reserve Board probably would not raise interest rates before the summer.

  Global equity markets performed poorly in May and June 2002. The U.S. stock market continued to slide downward on mixed economic data, which indicated a weaker-than-expected recovery, coupled with negative newsflow from corporate America. June brought better economic news with indications of strong growth in manufacturing, expansion of the service economy and a fall in unemployment claims for May 2002. Investor confidence was curbed by renewed concerns because of violence in the Middle East and tensions between India and Pakistan. Difficulties in Latin America continued as concerns about Brazil's ability to pay its debt mounted. On the domestic front, questions on the reliability of reported data were raised as major corporations admitted to wrongdoing. At the end of June, economic data indicated that the recovery had slowed and that consumer confidence had slipped further.

  In July 2002, WorldCom Inc., with over $9 billion in misstated income, declared the largest U.S. bankruptcy, sparking a marked sell-off in the equity markets. Weaker-than-expected economic indicators also contributed to the decline.

--------------------------------------------------------------------------------

The market lifted on the announcement that the International Monetary Fund had agreed to $30 billion of financing for Brazil, only to drop off dramatically in September 2002 to hit four-year lows. Consumer confidence fell on concerns about the faltering economic recovery and the possibility of a military conflict with Iraq. The U.S. economy grew less than expected at 3.1% in the third quarter of 2002, restrained by a wider trade deficit and a decline in commercial construction to the lowest level since 1996. The stock market rallied and U.S. Treasury bond yields rose throughout October and November as investors reacted to good housing data and as stronger consumer confidence data was reported at the end of October and November. In November 2002, unemployment rates rose to 6%, matching the April 2002 level, which was an eight-year high for unemployment. Most world markets fell in December 2002, unable to sustain their October/November rallies in the shadow of higher unemployment, a weaker U.S. dollar and the increasing likelihood of a military conflict between the United States and Iraq.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2002, the Fund's Class A Shares had a total return of -8.15%. The Fund underperformed relative to its Reference Portfolio, which returned -5.77% for the same period. The Fund outperformed the equity components of its Reference Portfolio, while it underperformed the fixed income components. For the year ended December 31, 2002, the Reference Portfolio's components performed as follows: the unmanaged Standard & Poor's (S&P) 500 Index had a return of -22.10%; the unmanaged FTSE World Index (Ex-U.S.) had a return of -14.72%; the Merrill Lynch Treasury Index GA05 returned +12.34%; and the Salomon Brothers Non-US$ World Government Bond Index returned +21.99%.

  The Fund slightly underperformed relative to its Reference Portfolio for the first half of the fiscal year ended December 31, 2002, with the Fund's Class A Shares returning -2.36% at June 30, 2002, compared to the Reference Portfolio's return of -2.31% for the same period. The Fund's underweight in fixed income securities and its overweight in equities negatively impacted its performance. At the end of the first half of the year, the U.S. Treasury market began a rally that it sustained and continued into the fourth quarter of 2002. Although more than 60% of the Fund's fixed income exposure was in high-grade U.S. and European bonds, which performed quite well over the period, the Fund's weighting in fixed income securities at June 30, 2002 was 31.2% of net assets as compared to its Reference Portfolio's fixed income weighting of 40%. Adding to the Fund's underperformance was its position in convertible securities and U.S. non-investment grade fixed income securities, which closely correlated with the downward trend in the equity markets. With 65.9% of net assets invested in equities at June 30, 2002, the Fund was overweight compared to its Reference Portfolio's equity weighting of 60%. During the six-month period, we increased the Fund's weighting across equity markets, notably in the United States where we increased its position from 34.5% of net assets to 39.2%, focusing on undervalued large-capitalization companies in the financials, health care and technology sectors. For this same six-month period, the Fund's equity weighting in Europe increased slightly from 12.2% of net assets to 12.9%, and in the Pacific Basin, we decreased the Fund's position from 14.9% of net assets to 12.5%. The Fund's cash position decreased during this period from 5.6% of net assets to 2.9%.

  Most of the Fund's underperformance relative to its Reference Portfolio occurred during the second half of the fiscal year ended December 31, 2002. We decreased the Fund's equity exposure during this period, ending the year with 60.1% of net assets invested in equities. The Fund continued to be overweight in the energy, financials, materials, technology, telecommunications and utilities sectors. With 60.1% of net assets invested in equities at December 31, 2002, the Fund was essentially evenly weighted in equities as compared to its Reference Portfolio's equity weighting of 60%. In addition, the Fund was significantly underweight in fixed income securities at December 31, 2002, with 23.3% of the Fund invested in bonds worldwide compared to the Reference Portfolio's weighting of 40%. During the second half of the fiscal year, U.S. equities decreased from 39.2% of net assets to 38.0%, while non-U.S. equity holdings decreased from 26.3% of net assets to 22.1% for this period. Pacific Basin equities decreased from 12.2% of net assets to 8.4% and European equity exposure remained relatively unchanged at 12.9% of net assets for the period. We decreased the Fund's weighting in U.S. dollar-denominated fixed income securities from 10.2% of net assets to 8.7%, and decreased its weighting in euro-denominated bonds by 5.7%. Most of this reduction in European bond exposure resulted from a decrease in weighting in high-grade bonds, which declined during the sixth-month period from 21.2% of net assets to 13.3%. (The Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.) Approximately 4.4% of the Fund's net assets were invested in

--------------------------------------------------------------------------------

convertible securities at December 31, 2002, and are reported as a portion of the Fund's fixed income securities, although some of these securities may tend to perform similarly to equities. Cash reserves increased from 2.9% of net assets to 16.6% from June 30, 2002 to December 31, 2002. The Fund's net weighting in the U.S. dollar was 65.0%, including both U.S. dollar-denominated assets and the portion of the non-U.S. assets hedged back into dollars.

IN CONCLUSION

  We appreciate your investment in Global Allocation V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Dennis W. Stattman
Dennis W. Stattman
Senior Vice President

January 17, 2003
---------------------------------------------------------
  Merrill Lynch Investment Managers, L.P. regrets to announce the resignation of Bryan Ison as one of the two co-portfolio managers of Global Allocation V.I. Fund due to health reasons. We thank Bryan for his many years of extraordinary service and wish him the very best for the future.

  The Fund will continue to be managed by the other members of the portfolio team. Dennis W. Stattman CFA is primarily responsible for the day-to-day management of the Fund. Mr. Stattman has been Portfolio Manager of the Fund since 2000 and Associate Portfolio Manager of the Fund since its inception in 1992.

  The investment team includes Dan Chamby CFA, Karen Morely CFA, Lisa O'Donnell JD, Catherine Brady Raushcer CFA and James Wei CFA, each of whom has been a member of the Global Allocation Team for seven years or longer.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                 GLOBAL ALLOCATION V.I.
                                                 FUND+--CLASS A SHARES*      REFERENCE PORTFOLIO+++        FTSE WORLD INDEX++
                                                 ----------------------      ----------------------        ------------------
12/92                                                     10000                       10000                       10000
12/93                                                     12103                       11605                       11976
12/94                                                     11926                       11893                       12394
12/95                                                     13190                       14629                       14492
12/96                                                     14927                       16217                       16139
12/97                                                     16709                       18313                       18134
12/98                                                     18191                       21976                       21945
12/99                                                     22078                       24866                       27311
12/00                                                     19954                       23787                       23970
12/01                                                     18186                       21934                       19781
12/02                                                     16704                       20668                       15705

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ The Fund invests primarily in a portfolio of equity and fixed-income securities of U.S. and foreign issuers.
++ This unmanaged market capitalization-weighted Index is comprised of nearly
   2000 equities from 24 countries in 12 regions, including the United States. +++ The unmanaged Reference Portfolio is a weighted index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% Financial Times/Standard & Poor's -- Actuaries World Index (Ex-US), 24% Merrill Lynch Treasury Index GA05, and 16% Salomon Brothers World Government Bond Index (Ex-US). The starting date for the Index in the graph is from 12/31/92.

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
    ----------------------------------------------------------------------------

    PERIOD COVERED                                                      % RETURN
    ----------------------------------------------------------------------------
    One Year Ended 12/31/02                                               -8.15%
    ----------------------------------------------------------------------------
    Five Years Ended 12/31/02                                               0.00
    ----------------------------------------------------------------------------
    Ten Years Ended 12/31/02                                               +5.27
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND RECENT PERFORMANCE RESULTS
    ----------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2002                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                   -5.92%         -8.15%
-----------------------------------------------------------------------------------------
FTSE World Index**                                               -12.46         -20.60
-----------------------------------------------------------------------------------------
Reference Portfolio***                                            -3.54          -5.77
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.

*** The Reference Portfolio is an unmanaged weighted index comprised as follows:
36% of the Standard & Poor's 500 Index, 24% FTSE World Index (Ex-US) Equities, 24% Merrill Lynch Treasury Index GA05; and 16% Salomon Brothers World Government Bond Index (Ex-US).

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
SUMMARY OF FUND'S OVERALL ASSET MIX
--------------------------------------------------------------------------------

                                                              PERCENT OF FUND'S   REFERENCE PORTFOLIO+
                       AS OF 12/31/02                            NET ASSETS           PERCENTAGES
------------------------------------------------------------------------------------------------------
North & South American Equities                                     38.8%*                36.0%
------------------------------------------------------------------------------------------------------
European Equities                                                   12.9                  11.0
------------------------------------------------------------------------------------------------------
Pacific Basin Equities                                               8.4                  13.0
------------------------------------------------------------------------------------------------------
TOTAL EQUITIES                                                      60.1                  60.0
------------------------------------------------------------------------------------------------------
U.S. Dollar Denominated Fixed Income Securities                      8.7                  24.0
------------------------------------------------------------------------------------------------------
  U.S. Issuer                                                        7.4                    --
------------------------------------------------------------------------------------------------------
  Non-U.S. Issuer                                                    1.3                    --
------------------------------------------------------------------------------------------------------
Non-U.S. Dollar Denominated Fixed Income Securities                 14.6                  16.0
------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES                                       23.3                  40.0
------------------------------------------------------------------------------------------------------
CASH & CASH EQUIVALENTS                                           16.6**                    --
------------------------------------------------------------------------------------------------------

* Includes value of Financial Futures Contracts.

** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

+ The unmanaged Reference Portfolio is a weighted index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% Financial Times/Standard &
Poor's -- Actuaries World Index (Ex-US), 24% Merrill Lynch Treasury Index GA05, and 16% Salomon Brothers World Government Bond Index (Ex-US).

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002                (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA        BANKS                      22,000    +National Australia Bank Limited
                                                        (7.875% Convertible Preferred).....  $    716,100       0.2%
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           159,700    Alumina Limited......................       440,643       0.1
                                           187,000    +WMC Resources Limited...............       444,365       0.2
                                                                                             ------------     -----
                                                                                                  885,008       0.3
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN AUSTRALIA                 1,601,108       0.5
----------------------------------------------------------------------------------------------------------------------
BELGIUM          DIVERSIFIED FINANCIALS     11,534    Fortis...............................       203,343       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN BELGIUM                     203,343       0.1
----------------------------------------------------------------------------------------------------------------------
BRAZIL           OIL & GAS                  36,300    Petroleo Brasileiro SA--Petrobras
                                                        (ADR)*.............................       542,322       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN BRAZIL                      542,322       0.1
----------------------------------------------------------------------------------------------------------------------
CANADA           COMMUNICATIONS             98,028    +Nortel Networks Corporation.........       157,825       0.0
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            62,200    +Inco Limited........................     1,319,884       0.4
                                            49,700    Placer Dome Inc. ....................       571,550       0.2
                                                                                             ------------     -----
                                                                                                1,891,434       0.6
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR              37,700    +Genesis Microchip Incorporated......       491,985       0.1
                 EQUIPMENT & PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN CANADA                    2,541,244       0.7
----------------------------------------------------------------------------------------------------------------------
DENMARK          COMMERCIAL SERVICES &      10,440    +ISS A/S.............................       376,102       0.1
                 SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN DENMARK                     376,102       0.1
----------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS             40,961    Nokia Oyj (Series A).................       651,215       0.2
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN FINLAND                     651,215       0.2
----------------------------------------------------------------------------------------------------------------------
FRANCE           AUTOMOBILES                14,623    PSA Peugeot Citroen..................       596,321       0.2
                 -----------------------------------------------------------------------------------------------------
                 BANKS                      23,402    BNP Paribas SA.......................       953,589       0.3
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS      1,120    Lafarge SA (Ordinary)................        84,389       0.0
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL EQUIPMENT       29,794    +Alstom..............................       148,513       0.0
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &      12,174    Accor SA.............................       368,698       0.1
                 LEISURE
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      32,119    Vivendi Universal SA.................       518,730       0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            44,009    +Arcelor.............................       541,265       0.2
                                            11,758    Pechiney SA 'A'......................       412,611       0.1
                                                                                             ------------     -----
                                                                                                  953,876       0.3
                 -----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &          20,896    Suez SA..............................       362,693       0.1
                 UNREGULATED POWER
                 -----------------------------------------------------------------------------------------------------
                 MULTILINE RETAIL            3,156    Pinault-Printemps-Redoute SA.........       232,165       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  10,763    +TotalFinaElf SA.....................     1,537,208       0.4
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS             7,055    Aventis SA...........................       383,502       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN FRANCE                    6,139,684       1.7
----------------------------------------------------------------------------------------------------------------------
GERMANY          AUTOMOBILES                 7,876    Volkswagen AG........................       285,145       0.1
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                   3,134    Henkel KGaA..........................       172,663       0.1
                                             9,059    Henkel KGaA (Preferred)..............       573,243       0.2
                                                                                             ------------     -----
                                                                                                  745,906       0.3
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                39,060    +Deutsche Telekom AG (Registered
                 TELECOMMUNICATION                      Shares)............................       500,892       0.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         12,336    E.On AG..............................       497,103       0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
GERMANY          INSURANCE                   2,462    Muenchener Rueckversicherungs-
(CONCLUDED)                                             Gesellschaft AG (Registered
                                                        Shares)............................  $    294,275       0.1%
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                  11,643    Linde AG.............................       427,636       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN GERMANY                   2,750,957       0.8
----------------------------------------------------------------------------------------------------------------------
HONG KONG        DIVERSIFIED FINANCIALS     70,400    HSBC Holdings PLC....................       769,594       0.2
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                160,380    Hutchison Whampoa Limited............     1,003,609       0.3
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN HONG KONG                 1,773,203       0.5
----------------------------------------------------------------------------------------------------------------------
IRELAND          BANKS                      45,436    Bank of Ireland......................       466,792       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN IRELAND                     466,792       0.1
----------------------------------------------------------------------------------------------------------------------
ISRAEL           COMMUNICATIONS            166,100    +ECI Telecom Limited (U.S. Registered
                 EQUIPMENT                              Shares)............................       330,539       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN ISRAEL                      330,539       0.1
----------------------------------------------------------------------------------------------------------------------
ITALY            BANKS                     365,019    Intesa BCI SpA.......................       769,932       0.2
                                           138,332    Unicredito Italiano SpA..............       553,081       0.2
                                                                                             ------------     -----
                                                                                                1,323,013       0.4
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                54,193    Telecom Italia SpA...................       411,171       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  31,607    Assicurazioni Generali...............       650,100       0.2
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  55,652    ENI SpA..............................       884,778       0.2
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION             28,413    Autostrade-Concessioni e Costruzioni
                 INFRASTRUCTURE                         Autostrade SpA.....................       282,661       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN ITALY                     3,551,723       1.0
----------------------------------------------------------------------------------------------------------------------
JAPAN            AUTO COMPONENTS            11,500    TOYOTA INDUSTRIES CORPORATION........       172,980       0.1
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES               122,000    Fuji Heavy Industries, Ltd. .........       483,189       0.1
                                            48,000    Suzuki Motor Corporation.............       521,783       0.2
                                                                                             ------------     -----
                                                                                                1,004,972       0.3
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                  20,700    Coca-Cola West Japan Company
                                                        Limited............................       309,619       0.1
                                            13,000    Kinki Coca-Cola Bottling Co.,
                                                        Ltd. ..............................        73,506       0.0
                                                                                             ------------     -----
                                                                                                  383,125       0.1
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  71,000    Shin-Etsu Chemical Co., Ltd. ........     2,327,378       0.7
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &     33,000    Murata Manufacturing Co., Ltd. ......     1,293,082       0.4
                 INSTRUMENTS
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES          3,500    Nintendo Company Ltd. ...............       327,083       0.1
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS         26,300    Rohto Pharmaceutical Co., Ltd. ......       182,174       0.0
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 495,000    Aioi Insurance Company, Limited......       955,212       0.2
                                               573    +Millea Holdings, Inc. ..............     4,123,553       1.2
                                           748,000    Mitsui Marine and Fire Insurance
                                                        Company, Ltd. .....................     3,441,544       1.0
                                            98,000    The Nippon Fire & Marine Insurance
                                                        Co., Ltd. .........................       369,141       0.1
                                                                                             ------------     -----
                                                                                                8,889,450       2.5
                 -----------------------------------------------------------------------------------------------------
                 MULTILINE RETAIL           11,300    Ito-Yokado Co., Ltd. ................       333,277       0.1
                 -----------------------------------------------------------------------------------------------------
                 OFFICE ELECTRONICS         14,000    Canon, Inc. .........................       527,345       0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            40,000    Sankyo Company, Ltd. ................       501,896       0.1
                                            12,500    Takeda Chemical Industries, Ltd. ....       522,457       0.2
                                                                                             ------------     -----
                                                                                                1,024,353       0.3
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
JAPAN            WIRELESS                      335    NTT DoCoMo, Inc. ....................  $    618,227       0.2%
(CONCLUDED)      TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN JAPAN                    17,083,446       4.9
----------------------------------------------------------------------------------------------------------------------
MEXICO           BEVERAGES                   4,400    Fomento Economico Mexicano, SA de CV
                                                        (ADR)*.............................       160,248       0.0
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      22,600    +Grupo Televisa SA (ADR)*............       631,218       0.2
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN MEXICO                      791,466       0.2
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS      BANKS                      15,025    ABN AMRO Holding NV..................       245,654       0.1
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  19,237    Akzo Nobel NV........................       610,262       0.2
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &      37,131    Buhrmann NV..........................       162,095       0.0
                 SUPPLIES
                                            34,834    Vedior NV 'A'........................       198,858       0.1
                                                                                             ------------     -----
                                                                                                  360,953       0.1
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS     22,107    Fortis...............................       386,497       0.1
                                            33,717    ING Groep NV.........................       571,075       0.2
                                                                                             ------------     -----
                                                                                                  957,572       0.3
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES         26,423    Koninklijke (Royal) Philips
                                                        Electronics NV.....................       463,063       0.1
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  25,981    Aegon NV.............................       334,262       0.1
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      32,081    Wolters Kluwer NV 'A'................       558,852       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  45,892    Royal Dutch Petroleum Company........     2,020,273       0.6
                                            25,000    Royal Dutch Petroleum Company (NY
                                                        Registered Shares).................     1,100,500       0.3
                                                                                             ------------     -----
                                                                                                3,120,773       0.9
                 -----------------------------------------------------------------------------------------------------
                 TRADING COMPANIES &        16,237    Imtech NV............................       214,182       0.1
                 DISTRIBUTORS
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN THE NETHERLANDS           6,865,573       2.0
----------------------------------------------------------------------------------------------------------------------
PORTUGAL         ELECTRIC UTILITIES        128,466    Electricidade de Portugal, SA
                                                        (EDP)..............................       214,351       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN PORTUGAL                    214,351       0.1
----------------------------------------------------------------------------------------------------------------------
SINGAPORE        ELECTRONIC EQUIPMENT &     47,100    +Flextronics International Ltd. .....       383,865       0.1
                 INSTRUMENTS
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN SINGAPORE                   383,865       0.1
----------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     PAPER & FOREST             18,700    Sappi Limited (ADR)*.................       247,214       0.1
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN SOUTH AFRICA                247,214       0.1
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      DIVERSIFIED               141,900    KT Corporation (ADR)*................     3,057,945       0.9
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                    2,600    +SK Telecom Co., Ltd. ...............       502,002       0.1
                 TELECOMMUNICATION
                 SERVICES

                                            24,600    SK Telecom Co., Ltd. (ADR)*(a).......       525,210       0.2
                                                                                             ------------     -----
                                                                                                1,027,212       0.3
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN SOUTH KOREA               4,085,157       1.2
----------------------------------------------------------------------------------------------------------------------
SPAIN            DIVERSIFIED                47,836    +Telefonica SA.......................       428,198       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN SPAIN                       428,198       0.1
----------------------------------------------------------------------------------------------------------------------
SWEDEN           BANKS                     109,743    Nordbanken Holding AB................       483,643       0.2
                                            52,165    Skandinaviska Enskilda Banken (SEB)
                                                        'A'................................       434,045       0.1
                                                                                             ------------     -----
                                                                                                  917,688       0.3
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES          3,263    Electrolux AB 'B'....................        51,492       0.0
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SWEDEN           PAPER & FOREST             11,707    Svenska Cellulosa AB (SCA) 'B'.......  $    395,012       0.1%
(CONCLUDED)      PRODUCTS

                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN SWEDEN                    1,364,192       0.4
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND      BANKS                      19,890    Credit Suisse Group..................       431,547       0.1
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS      2,797    Holcim Ltd. 'B'......................       507,736       0.1
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS               5,926    Nestle SA (Registered Shares)........     1,255,745       0.4
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            26,722    Novartis AG (Registered Shares)......       974,994       0.3
                                            10,755    Roche Holding AG.....................       749,435       0.2
                                                                                             ------------     -----
                                                                                                1,724,429       0.5
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN SWITZERLAND               3,919,457       1.1
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   BANKS                     167,366    Barclays PLC.........................     1,037,354       0.3
                                            48,023    HSBC Holdings PLC....................       530,748       0.2
                                            52,175    Royal Bank of Scotland Group PLC.....     1,249,868       0.4
                                                                                             ------------     -----
                                                                                                2,817,970       0.9
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &     182,192    Chubb PLC............................       257,380       0.1
                 SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               180,888    BT Group PLC.........................       567,863       0.2
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 FOOD & DRUG RETAILING      52,717    Boots Company PLC....................       497,333       0.1
                                           134,315    J Sainsbury PLC......................       602,752       0.2
                                                                                             ------------     -----
                                                                                                1,100,085       0.3
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS             162,067    Unilever PLC.........................     1,541,988       0.4
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &      46,676    Six Continents PLC...................       377,221       0.1
                 LEISURE
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 44,947    Smiths Industries PLC................       503,265       0.1
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  70,080    AVIVA PLC............................       499,801       0.1
                                            53,987    Prudential Corporation PLC...........       381,551       0.1
                                                                                             ------------     -----
                                                                                                  881,352       0.2
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            28,643    Anglo American PLC...................       425,387       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                 183,029    BP Amoco PLC.........................     1,258,191       0.4
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            91,744    GlaxoSmithKline PLC..................     1,760,568       0.5
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION             60,805    BAA PLC..............................       493,365       0.1
                 INFRASTRUCTURE
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                  685,794    Vodafone Group PLC...................     1,250,348       0.4
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN THE UNITED KINGDOM       13,234,983       3.8
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    AIR FREIGHT &              12,300    Airborne, Inc. ......................       182,409       0.0
                 LOGISTICS
                                             4,600    FedEx Corp. .........................       249,412       0.1
                                                                                             ------------     -----
                                                                                                  431,821       0.1
                 -----------------------------------------------------------------------------------------------------
                 AUTO COMPONENTS            38,200    The Goodyear Tire & Rubber Company...       260,142       0.1
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES                29,000    +General Motors Corporation (Class
                                                        H).................................       310,300       0.1
                 -----------------------------------------------------------------------------------------------------
                 BANKS                      18,600    The Bank of New York Company, Inc. ..       445,656       0.1
                                            15,650    Charter One Financial, Inc. .........       449,625       0.1
                                            13,500    Riggs National Corporation...........       207,090       0.1
                                                                                             ------------     -----
                                                                                                1,102,371       0.3
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                  12,700    PepsiAmericas, Inc. .................       170,561       0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    CHEMICALS                   7,900    E.I. du Pont de Nemours and
(CONTINUED)                                             Company............................  $    334,960       0.1%
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &     113,100    +Cendant Corporation.................     1,185,288       0.3
                 SUPPLIES
                                            62,900    +Information Resources, Inc. ........       100,011       0.0
                                            26,900    +TeleTech Holdings, Inc. ............       193,949       0.1
                                                                                             ------------     -----
                                                                                                1,479,248       0.4
                 -----------------------------------------------------------------------------------------------------
                 COMMUNICATIONS             93,400    +3Com Corporation....................       431,508       0.1
                 EQUIPMENT
                                           123,600    +ADC Telecommunications, Inc. .......       258,324       0.1
                                            37,500    +Cisco Systems, Inc. ................       490,875       0.2
                                            12,300    +Comverse Technology, Inc. ..........       123,123       0.0
                                            15,400    +Corning Incorporated................        50,974       0.0
                                           101,800    +Lucent Technologies Inc. ...........       128,268       0.0
                                               550    +Lucent Technologies Inc.(a).........       272,422       0.1
                                             1,440    +Lucent Technologies Inc.
                                                        (Preferred)........................       713,249       0.2
                                            87,700    Motorola, Inc. ......................       758,605       0.2
                                            31,300    +QUALCOMM Incorporated...............     1,137,129       0.3
                                            33,100    +Tellabs, Inc. ......................       239,313       0.1
                                                                                             ------------     -----
                                                                                                4,603,790       1.3
                 -----------------------------------------------------------------------------------------------------
                 COMPUTERS &                23,400    +Apple Computer, Inc. ...............       335,322       0.1
                 PERIPHERALS
                                           188,060    +EMC Corporation.....................     1,154,688       0.3
                                            74,211    Hewlett-Packard Company..............     1,288,303       0.4
                                            11,600    International Business Machines
                                                        Corporation........................       899,000       0.3
                                           120,400    +Sun Microsystems, Inc. .............       373,240       0.1
                                                                                             ------------     -----
                                                                                                4,050,553       1.2
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &              6,200    Chicago Bridge & Iron Company NV (NY
                 ENGINEERING                            Registered Shares).................       187,240       0.1
                                           157,000    +Foster Wheeler Ltd. ................       182,120       0.0
                                           306,000    +McDermott International, Inc. ......     1,340,280       0.4
                                            63,000    +Quanta Services, Inc. ..............       220,500       0.1
                                             6,200    +The Shaw Group Inc. ................       101,990       0.0
                                                                                             ------------     -----
                                                                                                2,032,130       0.6
                 -----------------------------------------------------------------------------------------------------
                 CONTAINERS & PACKAGING     37,600    +Crown Cork & Seal Company, Inc. ....       298,920       0.1
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS      6,300    American Express Company.............       222,705       0.1
                                           112,900    CIT Group Inc. ......................     2,212,840       0.6
                                           131,400    Citigroup Inc.(l)....................     4,623,966       1.3
                                            43,925    J.P. Morgan Chase & Co. .............     1,054,200       0.3
                                           166,700    +Knight Trading Group, Inc. .........       810,162       0.2
                                            15,700    MBNA Corporation.....................       298,614       0.1
                                            17,000    Morgan Stanley.......................       678,640       0.2
                                            62,200    +Nasdaq-100 Shares(c)................     1,517,680       0.4
                                            22,100    Prudential Financial, Inc. ..........       701,454       0.2
                                            20,000    +Saxon Capital, Inc.(a)..............       250,200       0.1
                                                                                             ------------     -----
                                                                                               12,370,461       3.5
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    DIVERSIFIED                28,200    ALLTEL Corporation...................  $  1,438,200       0.4%
(CONTINUED)      TELECOMMUNICATION
                 SERVICES

                                            20,080    AT&T Corp. ..........................       524,289       0.2
                                            50,100    BellSouth Corporation................     1,296,087       0.4
                                            80,700    +Broadwing Inc. .....................       284,064       0.1
                                             9,829    +McLeodUSA Incorporated
                                                        (Preferred)(Series A)..............        40,397       0.0
                                            21,779    McLeodUSA Incorporated
                                                        (Warrants)(d)......................         2,178       0.0
                                            90,000    +Metromedia Fiber Network, Inc.
                                                        (Class A)..........................           900       0.0
                                         4,747,597    Metromedia Fiber Network
                                                        (Warrants)(d)......................         4,748       0.0
                                            55,600    SBC Communications Inc. .............     1,507,316       0.4
                                            24,600    Sprint Corporation...................       356,208       0.1
                                            67,900    Verizon Communications...............     2,631,125       0.7
                                            26,380    +WilTel Communications, Inc. ........       416,540       0.1
                                                                                             ------------     -----
                                                                                                8,502,052       2.4
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES          6,300    DQE, Inc. ...........................        96,012       0.0
                                            15,800    DTE Energy Company...................       733,120       0.2
                                            34,500    PPL Corporation......................     1,196,460       0.4
                                                                                             ------------     -----
                                                                                                2,025,592       0.6
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &     51,600    +Agilent Technologies, Inc. .........       926,736       0.3
                 INSTRUMENTS
                                            71,195    +Solectron Corporation...............       252,742       0.1
                                            19,000    +Waters Corporation..................       413,820       0.1
                                                                                             ------------     -----
                                                                                                1,593,298       0.5
                 -----------------------------------------------------------------------------------------------------
                 ENERGY EQUIPMENT &         16,500    ENSCO International Incorporated.....       485,925       0.1
                 SERVICE
                                            34,000    GlobalSantaFe Corporation............       826,880       0.2
                                            18,500    +Input/Output, Inc. .................        78,625       0.0
                                             4,650    +Nabors Industries, Ltd. ............       164,006       0.0
                                            24,700    Rowan Companies, Inc. ...............       560,690       0.2
                                            29,300    Schlumberger Limited.................     1,233,237       0.4
                                             8,100    +Veritas DGC Inc. ...................        63,990       0.0
                                                                                             ------------     -----
                                                                                                3,413,353       0.9
                 -----------------------------------------------------------------------------------------------------
                 FOOD & DRUG RETAILING      11,800    +The Kroger Co. .....................       182,310       0.1
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS              94,100    Tyson Foods, Inc. (Class A)..........     1,055,802       0.3
                 -----------------------------------------------------------------------------------------------------
                 HEALTH CARE PROVIDERS      15,500    Aetna Inc. (New Shares)..............       637,360       0.2
                 & SERVICES
                                           494,000    +Beverly Enterprises, Inc. ..........     1,407,900       0.4
                                            15,400    +Humana Inc. ........................       154,000       0.1
                                            18,800    +Manor Care, Inc. ...................       349,868       0.1
                                            51,000    +Stewart Enterprises, Inc. (Class
                                                        A).................................       283,050       0.1
                                            24,700    +Tenet Healthcare Corporation........       405,080       0.1
                                             6,200    +WellChoice Inc. ....................       148,490       0.0
                                                                                             ------------     -----
                                                                                                3,385,748       1.0
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &      10,400    McDonald's Corporation...............       167,232       0.0
                 LEISURE
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS          8,400    Kimberly-Clark Corporation...........       398,748       0.1
                 -----------------------------------------------------------------------------------------------------
                 IT CONSULTING &             3,100    +Computer Sciences Corporation.......       106,795       0.0
                 SERVICES
                                            18,700    Electronic Data Systems
                                                        Corporation........................       344,641       0.1
                                            43,800    +Unisys Corporation..................       433,620       0.1
                                                                                             ------------     -----
                                                                                                  885,056       0.2
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                161,600    General Electric Company.............     3,934,960       1.1
                 CONGLOMERATES
                                           103,600    Tyco International Ltd. .............     1,769,488       0.5
                                                                                             ------------     -----
                                                                                                5,704,448       1.6
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    INSURANCE                  66,200    ACE Limited(l).......................  $  1,942,308       0.6%
(CONTINUED)
                                            25,300    The Allstate Corporation.............       935,847       0.3
                                            43,800    American International Group,
                                                        Inc. ..............................     2,533,830       0.7
                                            30,900    Horace Mann Educators Corporation....       473,697       0.1
                                            20,400    MetLife, Inc. .......................       551,616       0.2
                                            27,171    +Travelers Property Casualty Corp.
                                                        (Class A)..........................       398,055       0.1
                                            10,625    +Travelers Property Casualty Corp.
                                                        (Class B)..........................       155,656       0.0
                                             9,500    XL Capital Ltd. (Class A)............       733,875       0.2
                                                                                             ------------     -----
                                                                                                7,724,884       2.2
                 -----------------------------------------------------------------------------------------------------
                 INTERNET SOFTWARE &        70,100    +Broadband HOLDRs Trust(i)...........       529,255       0.2
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                   6,200    Deere & Company......................       284,270       0.1
                                            25,000    +Flowserve Corporation...............       369,750       0.1
                                            22,000    Pall Corporation.....................       366,960       0.1
                                                                                             ------------     -----
                                                                                                1,020,980       0.3
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      32,479    +Comcast Corporation (Class A).......       765,205       0.2
                                            16,700    The Walt Disney Company..............       272,377       0.1
                                                                                             ------------     -----
                                                                                                1,037,582       0.3
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            22,900    Alcoa Inc. ..........................       521,662       0.2
                                             6,200    Arch Coal, Inc. .....................       133,858       0.0
                                             6,200    CONSOL Energy Inc. ..................       107,136       0.0
                                            41,800    Commonwealth Industries, Inc. .......       282,150       0.1
                                            74,600    +Freeport-McMoRan Copper & Gold, Inc.
                                                        (Class B)..........................     1,251,788       0.4
                                            37,300    Newmont Mining Corporation(l)........     1,082,819       0.3
                                             3,200    Nucor Corporation....................       132,160       0.0
                                                                                             ------------     -----
                                                                                                3,511,573       1.0
                 -----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &         221,900    +The AES Corporation.................       670,138       0.2
                 UNREGULATED POWER
                                            55,600    +Calpine Corporation.................       181,256       0.1
                                            37,600    Duke Energy Corporation..............       734,704       0.2
                                           214,100    El Paso Corporation..................     1,490,136       0.4
                                           112,400    +Mirant Corporation..................       212,436       0.1
                                             9,500    SCANA Corporation....................       294,120       0.1
                                           191,600    The Williams Companies, Inc. ........       517,320       0.1
                                                                                             ------------     -----
                                                                                                4,100,110       1.2
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   3,400    Amerada Hess Corporation.............       187,170       0.1
                                            31,818    ChevronTexaco Corporation............     2,115,261       0.6
                                             9,704    ConocoPhillips.......................       469,577       0.2
                                            12,600    Exxon Mobil Corporation..............       440,244       0.1
                                            31,900    Kerr-McGee Corporation...............     1,413,170       0.4
                                            50,000    Marathon Oil Corporation.............     1,064,500       0.3
                                             9,800    Noble Energy, Inc. ..................       367,990       0.1
                                            40,000    Occidental Petroleum Corporation.....     1,138,000       0.3
                                            24,600    +Stone Energy Corporation............       820,656       0.2
                                            38,200    Unocal Corporation...................     1,168,156       0.3
                                             6,400    Valero Energy Corporation............       236,416       0.1
                                                                                             ------------     -----
                                                                                                9,421,140       2.7
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST             22,000    Bowater Incorporated.................       922,900       0.3
                 PRODUCTS
                                            16,600    Deltic Timber Corporation............       443,220       0.1
                                            95,900    +Louisiana-Pacific Corporation.......       772,954       0.2
                                                                                             ------------     -----
                                                                                                2,139,074       0.6
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                      STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    PERSONAL PRODUCTS          15,800    The Gillette Company.................  $    479,688       0.1%
(CONCLUDED)

                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            62,500    Bristol-Myers Squibb Company.........     1,446,875       0.4
                                            18,900    Eli Lilly and Company................     1,200,150       0.3
                                            56,700    Merck & Co., Inc. ...................     3,209,787       0.9
                                           125,200    Pfizer Inc. .........................     3,827,364       1.1
                                            35,350    Pharmacia Corporation................     1,477,630       0.4
                                            61,800    Schering-Plough Corporation..........     1,371,960       0.4
                                            25,000    Wyeth................................       935,000       0.3
                                                                                             ------------     -----
                                                                                               13,468,766       3.8
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE                28,300    +American Financial Realty Trust.....       339,600       0.1
                                            27,800    Archstone-Smith Trust................       654,412       0.2
                                            24,700    CarrAmerica Realty Corporation.......       618,735       0.2
                                            43,200    +Catellus Development Corporation....       857,520       0.2
                                             9,200    FBR Asset Investment Corporation.....       311,880       0.1
                                           523,000    +La Quinta Corporation...............     2,301,200       0.7
                                            30,900    +Nationwide Health Properties,
                                                        Inc. ..............................       461,337       0.1
                                            12,300    The St. Joe Company..................       369,000       0.1
                                            61,700    Trizec Properties, Inc. .............       579,363       0.2
                                                                                             ------------     -----
                                                                                                6,493,047       1.9
                 -----------------------------------------------------------------------------------------------------
                 ROAD & RAIL                 6,200    +Swift Transportation Co., Inc. .....       123,690       0.0
                                             4,900    Union Pacific Corporation............       293,363       0.1
                                                                                             ------------     -----
                                                                                                  417,053       0.1
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR             123,100    +Advanced Micro Devices, Inc. .......       795,226       0.2
                 EQUIPMENT & PRODUCTS
                                           110,505    +Agere Systems Inc. (Class A)........       159,127       0.1
                                            34,499    +Agere Systems Inc. (Class B)........        48,299       0.0
                                            10,000    +Analog Devices, Inc. ...............       238,700       0.1
                                            25,200    Intel Corporation....................       392,112       0.1
                                           125,500    +Lattice Semiconductor Corporation...     1,100,635       0.3
                                            49,700    +Micron Technology, Inc. ............       484,078       0.1
                                            62,500    +National Semiconductor
                                                        Corporation........................       938,125       0.3
                                            43,500    Semiconductor HOLDRs Trust(h)........       963,525       0.3
                                                                                             ------------     -----
                                                                                                5,119,827       1.5
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE                   15,500    +Activision, Inc. ...................       225,525       0.1
                                            25,650    +Amdocs Limited......................       251,883       0.1
                                           206,700    Computer Associates International,
                                                        Inc. ..............................     2,790,450       0.8
                                            94,000    +Microsoft Corporation(l)............     4,860,740       1.4
                                            15,800    +THQ Inc. ...........................       209,350       0.0
                                                                                             ------------     -----
                                                                                                8,337,948       2.4
                 -----------------------------------------------------------------------------------------------------
                 SPECIALTY RETAIL           43,500    Circuit City Stores--Circuit City
                                                        Group..............................       322,770       0.1
                                            68,800    The Home Depot, Inc. ................     1,648,448       0.5
                                            44,500    +Toys 'R' Us, Inc. ..................       445,000       0.1
                                                                                             ------------     -----
                                                                                                2,416,218       0.7
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES, APPAREL &        34,400    +Unifi, Inc. ........................       180,600       0.1
                 LUXURY GOODS
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                    34,400    Philip Morris Companies Inc. ........     1,394,232       0.4
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                  210,900    +AT&T Wireless Services Inc. ........     1,191,585       0.3
                 TELECOMMUNICATION
                 SERVICES

                                           163,000    +Sprint Corp. (PCS Group)............       713,940       0.2
                                                                                             ------------     -----
                                                                                                1,905,525       0.5
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL STOCKS IN THE UNITED STATES       124,456,398      35.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN STOCKS
                                                      (COST--$242,639,700)                    194,002,532      55.5
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                               FACE                                                            PERCENT OF
COUNTRY                                      AMOUNT            FIXED INCOME SECURITIES              VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
CHILE                                 US$ 4,730,193    Empresa Electricidade del Norte,
                                                         4% due 11/05/2017.....................  $ 2,483,351       0.7
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN CHILE      2,483,351       0.7
-------------------------------------------------------------------------------------------------------------------------
FRANCE                                E     500,000    Crown Cork & Seal SA,
                                                         6% due 12/06/2004.....................      445,995       0.1%
                                            426,860    Societe Fonciere Lyonnaise SA,
                                                         4% due 10/31/2004.....................      499,150       0.2
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN FRANCE       945,145       0.3
-------------------------------------------------------------------------------------------------------------------------
GERMANY                                  19,000,000    Bundesobligation,
                                                         3.25% due 2/17/2004...................   20,079,107       5.8
                                                       Bundesrepublic Deutschland:
                                          3,040,000      6.50% due 10/14/2005..................    3,476,826       1.0
                                         18,580,000      5.25% due 1/04/2011...................   21,081,448       6.0
                                      DM  1,900,000    Colt Telecom Group PLC,
                                                         2% due 8/06/2005......................      512,260       0.1
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN GERMANY   45,149,641      12.9
-------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG                            E   1,750,000    European Investment Bank,
                                                         5.25% due 4/15/2004...................    1,890,611       0.5
                                            525,000    Tyco International Group SA,
                                                         4.375% due 11/19/2004.................      504,106       0.2
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN
                                                       LUXEMBOURG                                  2,394,717       0.7
-------------------------------------------------------------------------------------------------------------------------
MEXICO                                                 Petroleos Mexicanos:
                                      L     200,000      14.50% due 3/31/2006..................      367,859       0.1
                                      US$   500,000      9.50% due 9/15/2027...................      575,000       0.1
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN MEXICO       942,859       0.2
-------------------------------------------------------------------------------------------------------------------------
SWEDEN                                       50,000    Stena AB,
                                                         9.625% due 12/01/2012(a)..............       51,375       0.0
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN SWEDEN        51,375       0.0
-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                        E     950,000    Colt Telecom Group PLC,
                                                         2% due 3/29/2006......................      451,111       0.1
                                      US$ 1,420,000    Crown Cork & Seal Finance PLC, 7% due
                                                         12/15/2006............................    1,121,800       0.3
                                      L     900,000    +NTL Incorporated, Series B,
                                                         0/10.75% due 4/01/2003(j).............      105,046       0.1
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN THE
                                                       UNITED KINGDOM                              1,677,957       0.5
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES                                          The AES Corporation:
                                      US$   520,000      8.75% due 6/15/2008...................      301,600       0.1
                                            850,000      9.50% due 6/01/2009...................      510,000       0.2
                                            320,000      9.375% due 9/15/2010..................      190,400       0.1
                                            250,000    Abgenix Inc.,
                                                         3.50% due 3/15/2007...................      169,219       0.0
                                            360,000    Advanced Micro Devices, Inc.,
                                                         4.50% due 12/01/2007..................      411,300       0.1
                                                       Avaya Inc.:
                                          1,060,000      11.125% due 4/01/2009.................      975,200       0.3
                                          1,125,000      5.488% due 10/31/2021(b)..............      450,000       0.1
                                                       Avnet Inc.:
                                            250,000      7.875% due 2/15/2005..................      239,375       0.1
                                            250,000      8% due 11/15/2006.....................      237,500       0.1
                                                       Calpine Corporation:
                                          1,330,000      4% due 12/26/2006(a)..................      650,869       0.2
                                            645,000      4% due 12/26/2006.....................      315,647       0.1
                                            325,000    Computer Associates International, Inc.,
                                                         5% due 3/15/2007(a)...................      325,000       0.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                               FACE                                                            PERCENT OF
COUNTRY                                      AMOUNT            FIXED INCOME SECURITIES              VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES                         US$   600,000    Constar International,
(CONTINUED)                                              11% due 12/01/2012....................  $   591,000       0.2%
                                            500,000    Corning Glass,
                                                         7% due 3/15/2007......................      420,000       0.1
                                                       Corning Incorporated:
                                            675,000      3.50% due 11/01/2008..................      439,594       0.1
                                          2,950,000      5.150% due 11/08/2015(b)..............    1,640,940       0.5
                                            145,000    Finova Group Inc.,
                                                         7.50% due 11/15/2009..................       48,575       0.0
                                                       Foster Wheeler Ltd.:
                                          2,000,000      6.75% due 11/15/2005..................    1,090,000       0.3
                                            950,000      6.50% due 6/01/2007(a)................      155,563       0.0
                                          2,675,000      6.50% due 6/01/2007...................      438,031       0.1
                                          1,150,000    Hynix Semiconductor America,
                                                         8.25% due 5/15/2004(g)................      759,000       0.2
                                            260,000    ICN Pharmaceuticals Inc.,
                                                         6.50% due 7/15/2008...................      211,088       0.1
                                                       Inhale Therapeutic Systems:
                                            155,000      5% due 2/08/2007......................       95,325       0.0
                                            180,000      3.50% due 10/17/2007..................       98,100       0.0
                                            625,000    LSI Logic Corporation,
                                                         4% due 11/01/2006.....................      505,078       0.1
                                            600,000    Level 3 Communications Inc.,
                                                         11% due 3/15/2008.....................      379,500       0.1
                                            500,000    Lucent Technologies Inc.,
                                                         6.50% due 1/15/2028...................      210,000       0.1
                                            300,000    Manugistics Group Inc.,
                                                         5% due 11/01/2007.....................      141,000       0.0
                                            250,000    McDermott Inc.,
                                                         7.84% due 4/04/2005...................      210,625       0.1
                                                       Metromedia Fiber Network:
                                          3,196,931      8.75% due 9/30/2006(g)................    2,829,284       0.8
                                          1,400,000      +10% due 12/15/2009...................        7,000       0.0
                                      E     700,000      +10% due 12/15/2009...................       14,692       0.0
                                      US$   325,000    Mirant Americas Generation Inc.,
                                                         8.30% due 5/01/2011...................      149,500       0.0
                                            350,000    Mirant Corporation,
                                                         5.75% due 7/15/2007...................      142,844       0.0
                                                       Nextel Communications:
                                            725,000      4.75% due 7/01/2007...................      608,094       0.2
                                          1,350,000      5.25% due 1/15/2010...................      936,563       0.3
                                            210,000    Northwestern Bell Telephone,
                                                         7.75% due 5/01/2030...................      163,800       0.0
                                            545,000    +Olympus Communications LP/ Capital
                                                         Corp.,
                                                         10.625% due 11/15/2006................      419,650       0.1
                                            530,000    PG&E Corp.,
                                                         6.25% due 8/01/2003...................      526,025       0.2
                                             50,000    Quantum Corporation,
                                                         7% due 8/01/2004......................       43,250       0.0
                                          1,950,000    Shaw Group Inc.,
                                                         3.317% due 5/01/2021(b)...............    1,131,000       0.3
                                                       Solectron Corporation(b):
                                             90,000      3.706% due 5/08/2020..................       55,238       0.0
                                          6,250,000      4.589% due 11/20/2020.................    3,187,500       0.9
                                            948,864    TSI Telecom,
                                                         5.88% due 12/31/2006..................      877,699       0.3
                                            160,000    US West Communications,
                                                         7.25% due 9/15/2025...................      124,800       0.0
                                                       Williams Communications Group, Inc.:
                                            290,323      6.34% due 9/08/2006...................      247,500       0.1
                                            211,538      Term B, due 09/08/2006................      180,337       0.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         FACE AMOUNT/
                                          PARTNERSHIP                                                           PERCENT OF
COUNTRY                                      INTEREST          FIXED INCOME SECURITIES              VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                                          WorldCom Inc.:
(CONCLUDED)
                                       E    2,895,000    +6.75% due 5/15/2008..................  $    702,541          0.2%
                                       L    2,840,000    +7.25% due 5/15/2008..................     1,074,447          0.3
                                       US$  2,455,000    +7.50% due 5/15/2011..................       552,375          0.2
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN UNITED
                                                       STATES                                      26,183,668          7.5
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN FIXED INCOME
                                                       SECURITIES (COST--$74,685,862)              79,828,713         22.8
----------------------------------------------------------------------------------------------------------------------------

                                                               SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
FOREIGN COMMERCIAL PAPER***           A$ 13,600,000    Perry, 4.85% due 1/08/2003............     7,641,848       2.2
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL SHORT-TERM INVESTMENTS IN
                                                       AUSTRALIA                                  7,641,848       2.2
------------------------------------------------------------------------------------------------------------------------
                                      US$55,800,700    Merrill Lynch Liquidity Series,
                                                         LLC Cash Sweep Series II(k).........    55,800,700      16.0
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL SHORT-TERM INVESTMENTS IN THE
                                                       UNITED STATES                             55,800,700      16.0
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN SHORT-TERM
                                                       SECURITIES (COST--$63,473,795)            63,442,548      18.2
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS
                                                       (COST--$380,799,357)                     337,273,793      96.5
------------------------------------------------------------------------------------------------------------------------

                                      NOMINAL VALUE
OPTIONS                                     COVERED
WRITTEN                                  BY OPTIONS                    ISSUE
------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                                 22,700    AT&T Wireless Services Inc., expiring
WRITTEN                                                  April 2003 at USD 7.5...............       (12,485)      0.0
                                             15,500    Activision, Inc., expiring February
                                                         2003 at USD 12.5....................       (43,400)      0.0
                                                       Advanced Micro Devices, Inc.:
                                             61,400      expiring April 2003 at USD 7.5......       (52,190)     (0.1)
                                             30,800      expiring July 2003 at USD 7.5.......       (40,040)      0.0
                                             18,400      expiring July 2003 at USD 10........       (11,960)      0.0
                                              6,400      expiring July 2003 at USD 12.5......        (2,560)      0.0
                                             12,600    CIT Group Inc., expiring April 2003 at
                                                         USD 20..............................       (23,940)      0.0
                                                       Circuit City Stores--Circuit City
                                                         Group:
                                             24,700      expiring April 2003 at USD 10.......       (12,350)      0.0
                                             18,800      expiring July 2003 at USD 7.5.......       (27,260)      0.0
                                             12,800    Cisco Systems, Inc., expiring April
                                                         2003 at USD 12.5....................       (23,680)      0.0
                                              6,500    Comverse Technology, Inc., expiring
                                                         July 2003 at USD 12.5...............        (6,500)      0.0
                                                       Corning Incorporated:
                                             14,900      expiring January 2003 at USD 10.....          (745)      0.0
                                             20,000      expiring January 2003 at USD 10.....        (1,000)      0.0
                                             33,700    EMC Corporation, expiring April 2003
                                                         at USD 7.5..........................       (15,165)      0.0
                                             25,200    Intel Corporation, expiring January
                                                         2003 at USD 17.5....................        (6,300)      0.0
                                              3,300    International Business Machines
                                                         Corporation, expiring April 2003
                                                         at USD 75...........................       (27,390)      0.0
                                             26,000    Knight Trading Group, Inc., expiring
                                                         July 2003 at USD 5..................       (26,000)      0.0
                                             12,600    Lattice Semiconductor Corporation,
                                                         expiring June 2003 at USD 12.5......       (12,600)      0.0
                                             15,700    MBNA Corporation, expiring January
                                                         2003 at USD 22.5....................        (2,355)      0.0
                                              6,100    Merck & Co., Inc., expiring July 2003
                                                         at USD 55...........................       (35,380)      0.0

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                      NOMINAL VALUE
OPTIONS                                     COVERED                                                           PERCENT OF
WRITTEN                                  BY OPTIONS                    ISSUE                      VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                                           Micron Technology, Inc.:
WRITTEN
(CONCLUDED)

                                             18,300      expiring April 2003 at USD 17.5.....  $     (4,575)      0.0%
                                             18,800      expiring April 2003 at USD 20.......        (2,820)      0.0
                                             12,600      expiring July 2003 at USD 12.5......       (16,380)      0.0
                                             12,500    Microsoft Corporation, expiring April
                                                         2003 at USD 55......................       (36,875)      0.0
                                             18,400    Nextel Communications, expiring
                                                         January 2004 at USD 25..............       (16,560)      0.0
                                             28,900    Sun Microsystems, Inc., expiring
                                                         January 2003 at USD 10..............        (1,445)      0.0
                                             15,800    THQ Inc., expiring June 2003 at USD
                                                         15..................................       (33,970)      0.0
                                              6,200    Tenet Healthcare Corporation, expiring
                                                         February 2003 at USD 20.............        (2,480)      0.0
                                             33,100    Tyco International Ltd., expiring
                                                         April 2003 at USD 17.5..............       (66,200)     (0.1)
                                             21,400    Unisys Corporation, expiring April
                                                         2003 at USD 10......................       (23,540)      0.0
                                              6,400    Valero Energy Corporation, expiring
                                                         March 2003 at USD 37.5..............       (18,240)      0.0
                                              9,900    Verizon Communications, expiring April
                                                         2003 at USD 42.5....................       (14,850)      0.0
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL CALL OPTIONS WRITTEN
                                                       (PREMIUMS RECEIVED--$999,581).........      (621,235)     (0.2)
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS, NET OF OPTIONS
                                                       WRITTEN (COST--$379,799,776)..........   336,652,558      96.3
                                                       TIME DEPOSIT**........................     4,836,888       1.4
                                                       VARIATION MARGIN ON FINANCIAL FUTURES
                                                       CONTRACTS(e)..........................        83,071       0.0
                                                       UNREALIZED DEPRECIATION ON FORWARD
                                                       FOREIGN EXCHANGE CONTRACTS(F).........      (470,951)     (0.1)
                                                       OTHER ASSETS LESS LIABILITIES.........     8,412,210       2.4
                                                                                               ------------     -----
                                                       NET ASSETS............................  $349,513,776     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Time deposit bears interest at 3.90% and matures on 1/10/2003.

*** Foreign Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(c) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component.

(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) Financial futures contracts purchased as of December 31, 2002 were as follows:

-------------------------------------------------------------------------
NUMBER OF                                         EXPIRATION
CONTRACTS          ISSUE             EXCHANGE        DATE        VALUE
-------------------------------------------------------------------------
  119          DJ Euro Stoxx      Euronext Paris  March 2003  $ 2,990,842
   31             FTSE 100            LIFFE       March 2003    1,952,108
   43         Nikkei 225 Index        Osaka       March 2003    3,087,217
   38          S&P 500 Index           NYSE       March 2003    8,349,550
   32           Topix Index           Tokyo       March 2003    2,250,274
-------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT
PRICE--$18,932,259)                                           $18,629,991
                                                              ===========
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

(f) Forward foreign exchange contracts as of December 31, 2002 were as follows:

-------------------------------------------------------------------------------
          FOREIGN CURRENCY              EXPIRATION                  UNREALIZED
                SOLD                       DATE                    DEPRECIATION
-------------------------------------------------------------------------------
Y1,484,000,000                         January 2003                 $(470,951)
-------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS--NET (US$
COMMITMENT--$12,035,685)                                            $(470,951)
                                                                    =========
-------------------------------------------------------------------------------

(g) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $3,588,000, representing 1.0% of net assets.

---------------------------------------------------------------------------------------------------------------
ISSUE                                                          ACQUISITION DATE(S)        COST         VALUE
---------------------------------------------------------------------------------------------------------------
Hynix Semiconductor America,
  8.25% due 5/15/2004.......................................   6/13/2001-6/15/2001     $1,033,337    $  759,000
Metromedia Fiber Network,
  8.75% due 9/30/2006.......................................       10/01/2001           2,569,134     2,829,284
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                  $3,602,471    $3,588,284
                                                                                       ==========    ==========
---------------------------------------------------------------------------------------------------------------

(h) Represents ownership in Semiconductor HOLDRs Trust. The Semiconductor HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.

(i) Represents ownership in Broadband HOLDRs Trust. The Broadband HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry.

(j) Represents a step bond. The interest rate shown represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.

(k) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------------
                                                                  NET            NET        INTEREST
AFFILIATE                                                      ACTIVITY         COST         INCOME
----------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC
  Cash Sweep Series II......................................  $55,800,700    $55,800,700    $84,390
----------------------------------------------------------------------------------------------------

(l) All or a portion of security held as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $11,073,518) (identified cost--$380,799,357)..............                 $ 337,273,793
Investments held as collateral for loaned securities, at
  value.....................................................                    11,469,851
Foreign time deposits.......................................                     4,836,888
Foreign cash (cost--$6,197,170).............................                     6,296,349
Receivables:
  Interest..................................................  $  2,177,803
  Dividends.................................................       643,879
  Securities sold...........................................       166,845
  Variation margin..........................................        83,071       3,071,598
                                                              ------------
Prepaid expenses............................................                         2,185
                                                                             -------------
Total assets................................................                   362,950,664
                                                                             -------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    11,469,851
Options written, at value (premiums received--$999,581).....                       621,235
Unrealized depreciation on forward foreign exchange
  contracts.................................................                       470,951
Payables:
  Securities purchased......................................       455,569
  Investment adviser........................................       201,095
  Capital shares redeemed...................................       112,832         769,496
                                                              ------------
Accrued expenses and other liabilities......................                       105,355
                                                                             -------------
Total liabilities...........................................                    13,436,888
                                                                             -------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $ 349,513,776
                                                                             =============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                 $   4,053,694
Paid-in capital in excess of par............................                   456,471,733
Accumulated distributions in excess of investment
  income--net...............................................  $ (1,701,796)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (65,695,467)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................   (43,614,388)
                                                              ------------
Total accumulated losses--net...............................                  (111,011,651)
                                                                             -------------
NET ASSETS..................................................                 $ 349,513,776
                                                                             =============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $349,513,776 and 40,536,942
  shares outstanding........................................                 $        8.62
                                                                             =============
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (net of $36 foreign withholding tax)...............                  $  9,699,095
Dividends (net of $217,923 foreign withholding tax).........                     3,955,167
Securities lending--net.....................................                        30,665
                                                                              ------------
Total income................................................                    13,684,927
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  2,514,180
Custodian fees..............................................       138,671
Accounting services.........................................       137,171
Professional fees...........................................        60,793
Printing and shareholder reports............................        36,985
Transfer agent fees.........................................        29,344
Directors' fees and expenses................................        16,710
Pricing services............................................         9,197
Registration fees...........................................           867
Other.......................................................        24,637
                                                              ------------
Total expenses..............................................                     2,968,555
                                                                              ------------
Investment income--net......................................                    10,716,372
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................   (33,328,373)
  Foreign currency transactions--net........................     3,135,436     (30,192,937)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (12,714,524)
  Foreign currency transactions--net........................    (1,862,263)    (14,576,787)
                                                              ------------    ------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                   (44,769,724)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $(34,053,352)
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2002            2001
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 10,716,372    $  11,263,595
Realized loss on investments and foreign currency
  transactions--net.........................................   (30,192,937)     (18,318,618)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (14,576,787)     (40,543,050)
                                                              ------------    -------------
Net decrease in net assets resulting from operations........   (34,053,352)     (47,598,073)
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................   (12,725,017)      (6,400,021)
                                                              ------------    -------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (12,725,017)      (6,400,021)
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (28,249,971)     (74,313,285)
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (75,028,340)    (128,311,379)
Beginning of year...........................................   424,542,116      552,853,495
                                                              ------------    -------------
End of year*................................................  $349,513,776    $ 424,542,116
                                                              ============    =============
-------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $ (1,701,796)   $  (2,822,833)
                                                              ============    =============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                                  CLASS A
STATEMENTS.                                               ------------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2002         2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $   9.74     $  10.85     $  14.13     $  13.41     $  14.71
                                                          --------     --------     --------     --------     --------
Investment income--net................................         .26+         .24+         .27+         .20+         .34
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................       (1.05)       (1.20)       (1.62)        2.58          .76
                                                          --------     --------     --------     --------     --------
Total from investment operations......................        (.79)        (.96)       (1.35)        2.78         1.10
                                                          --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net..............................        (.33)        (.15)        (.24)        (.30)        (.55)
  In excess of investment income--net.................          --           --         (.06)        (.05)          --
  Realized gain on investments--net...................          --           --        (1.20)       (1.71)       (1.70)
  In excess of realized gain on investments--net......          --           --         (.43)          --         (.15)
                                                          --------     --------     --------     --------     --------
Total dividends and distributions.....................        (.33)        (.15)       (1.93)       (2.06)       (2.40)
                                                          --------     --------     --------     --------     --------
Net asset value, end of year..........................    $   8.62     $   9.74     $  10.85     $  14.13     $  13.41
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................      (8.15%)      (8.86%)       9.62%       21.37%        8.87%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .77%         .75%         .73%         .73%         .72%
                                                          ========     ========     ========     ========     ========
Investment income--net................................       2.77%        2.42%        2.03%        1.49%        2.40%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $349,514     $424,542     $552,853     $727,040     $766,026
                                                          ========     ========     ========     ========     ========
Portfolio turnover....................................      55.50%      107.28%      118.64%      103.76%      120.59%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Global Allocation V.I. Fund (the "Fund") (formerly Global Allocation Focus Fund) is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains

--------------------------------------------------------------------------------

as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $3,129,682 has been reclassified between accumulated realized capital losses and accumulated distributions in excess of net investment income. This reclassification has no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc.

--------------------------------------------------------------------------------

("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral of $6,079,022 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $5,390,829 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2002, MLIM, LLC received $12,776 in securities lending agent fees from the Fund.

  For the year ended December 31, 2002, MLPF&S, earned $43,115 in commissions on the execution of portfolio security transactions

  For the year ended December 31, 2002, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $176 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $14,508 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $169,396,191 and $221,904,637, respectively.

  Net realized gains (losses) for the year ended December 31, 2002 and net unrealized gains (losses) as of December 31, 2002 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                          Gains          Gains
                                         (Losses)       (Losses)
------------------------------------------------------------------
Long-term investments................  $(26,209,307)  $(43,494,317)
Short-term investments...............       219,678        (31,247)
Options written......................       934,829        378,346
Financial futures contracts..........    (8,273,573)      (302,268)
Forward foreign exchange contracts...    (1,218,951)      (470,951)
Foreign currency transactions........     4,354,387        306,049
                                       ------------   ------------
Total................................  $(30,192,937)  $(43,614,388)
                                       ============   ============
------------------------------------------------------------------

  At December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $45,252,016, of which $16,308,220 related to appreciated securities and $61,560,236 related to depreciated securities. At December 31, 2002, the aggregate cost of investments, net of options written for Federal income tax purposes was $381,904,573.

  Transactions in call options written for the year ended December 31, 2002 were as follows:

--------------------------------------------------------------------
                                         Nominal Value
                                          Covered by       Premiums
                                        Options Written    Received
--------------------------------------------------------------------
Outstanding call options written,
 beginning of year....................       136,800      $  354,978
Options written.......................     1,033,100       2,019,897
Options exercised.....................       (33,600)        (90,607)
Options expired.......................      (160,400)       (410,803)
Options closed........................      (385,500)       (873,884)
                                           ---------      ----------
Outstanding call options written, end
 of year..............................       590,400      $  999,581
                                           =========      ==========
--------------------------------------------------------------------

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2002                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................     658,300   $  6,272,669
Shares issued to shareholders in
 reinvestment of dividends............   1,481,376     12,725,017
                                        ----------   ------------
Total issued..........................   2,139,676     18,997,686
Shares redeemed.......................  (5,183,284)   (47,247,657)
                                        ----------   ------------
Net decrease..........................  (3,043,608)  $(28,249,971)
                                        ==========   ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................     154,024   $  1,539,399
Shares issued to shareholders in
 reinvestment of dividends............     657,086      6,400,021
                                        ----------   ------------
Total issued..........................     811,110      7,939,420
Shares redeemed.......................  (8,205,080)   (82,252,705)
                                        ----------   ------------
Net decrease..........................  (7,393,970)  $(74,313,285)
                                        ==========   ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002 in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

  The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                          12/31/2002    12/31/2001
------------------------------------------------------------------
Distributions paid from:
 Ordinary income........................  $12,725,017   $6,400,021
                                          -----------   ----------
Total taxable distributions.............  $12,725,017   $6,400,021
                                          ===========   ==========
------------------------------------------------------------------

  As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net................  $     195,598
Undistributed long-term capital gains--net........             --
                                                    -------------
Total undistributed earnings--net.................        195,598
Capital loss carryforward.........................    (54,905,419)*
Unrealized losses--net............................    (56,301,830)**
                                                    -------------
Total accumulated losses--net.....................  $(111,011,651)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $54,905,419, of which $30,500,017 expires in 2009 and $24,405,402 expires in
   2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post-October capital losses for tax purposes, the book/tax differences in the accrual of income on securities in default and other book/tax temporary differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, GLOBAL ALLOCATION V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Allocation V.I. Fund (formerly, Global Allocation Focus Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Allocation V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 2002, the Fund's Class A Shares had a total return of -27.74%, compared to a total return of -19.53% for the Lipper Global Funds Average. For the same 12-month period, the unmanaged Morgan Stanley Capital International World Stock Index (in U.S. dollars) had a total investment return of -19.89%. Managers of large-capitalization growth stock funds had materially worse overall investment performance in 2002 than value style investment managers for the third consecutive year.

  The most negative influence on the Fund's investment results during the fiscal year was the stock price declines of holdings in the European insurance industry, where even the largest global companies had to make substantial additions to reserves for the guarantees of customer investment returns as a result of the declines in the asset values of portfolios of stocks supporting the guarantees. The most negative stock in this sector was Allianz AG in Germany. As a result, we sold out of all of our insurance stock holdings. The next most negative influence was the Fund's investments in U.S. media and advertising companies. Despite a cyclical upturn in advertising revenue growth and operating profits starting in mid-March 2002, the stock values of the major companies declined to record low levels. AOL Time Warner Inc.'s stock price decline had the most negative influence on the Fund's investment performance. The third negative influence on investment returns was the Fund's investment exposure to the information technology sector. After successfully exiting this sector in August--September 2000, it is obvious to us now that we should have not re-entered the sector even once during the last two years. There has been a cyclical capital spending upturn in the United States in computing equipment and related electronics. This upturn is reflected in U.S. Commerce Department statistics as well as the Semiconductor Industry Association data on global spending on semiconductor devices. However, there has been so much excess capacity in the world from manufacturers that the upturn has not turned into a profitable cyclical upturn for private corporations. Presently, the Fund has a relatively modest weighting with equity holdings in only a few of what we believe are the profitable companies in a long-run shake-out of the industry.

  Positive comparative influences on the Fund's investment returns were from selected stock holdings in the U.S. and U.K. retailing industries. Also, equity holdings in Japanese and European consumer electronics and automotive stocks had a positive comparative effect on investment results. The Fund started the year 2002 with meaningful investments in European and Japanese equities in the consumer electronics, appliances and motor vehicle sectors. The outlook was positive for real consumer spending growth in the United States, which was realized until late in the second quarter of 2002 when President Bush started to focus on U.S. military action against Iraq. Since that time the rate of real growth of U.S. consumer spending and U.S. corporate capital spending has ground to a halt in terms of cyclical upside momentum. The U.S. stock market as well as most other global stock markets have declined.

INVESTMENT ENVIRONMENT

  In our opinion, a negative influence on stock market valuations is the "war on terrorism" policy, which is being highlighted and pursued by the Bush administration. Historical analysis shows that the U.S. equity markets have not provided above-average investment returns during periods of pending or actual armed conflict. Most global markets are closely correlated in terms of movements up and down in today's world. However, U.S. stock markets typically have risen meaningfully after the resolution of war as they did after the conclusion of the Gulf War in January 1991 and the end of the Vietnam War in late 1974 and early 1975.

PORTFOLIO MATTERS

  The Fund's largest sector for investment is consumer discretionary with about 20% of net assets at year-end 2002. In our opinion, we should be optimistic about the U.S. Congress passing President Bush's tax bill with potentially positive developments in terms of increases in the rate of real growth of consumer spending. On the other hand, the real economic picture in the United Kingdom and Europe is becoming problematic. The European Central Bank, in our opinion, is likely to become more aggressive in providing liquidity and lower interest rates to the euro-markets. Also, European budget deficit limitations, in our view, are likely to be relaxed as the magnitude of the slow down in real growth rates becomes larger. We have selectively added equity investments, which we

--------------------------------------------------------------------------------

believe will benefit from a continuation of above-average real economic growth in China over the next year. The equities of these companies trade on the stock exchanges in Hong Kong and South Korea and are involved in the energy, electronic components, electric power and semi-conductor industries.

IN CONCLUSION

  We appreciate your continued investment in Global Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to discussing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                                      MORGAN STANLEY CAPITAL
                                                                GLOBAL GROWTH FOCUS FUND++--        INTERNATIONAL WORLD STOCK
                                                                      CLASS A SHARES*                        INDEX++
                                                                ----------------------------        -------------------------
6/05/98**                                                                  10000                              10000
12/98                                                                      10820                              10660
12/99                                                                      15006                              13318
12/00                                                                      12755                              11563
12/01                                                                       9818                               9618
12/02                                                                       7094                               7705

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** The Fund commenced operations on 6/05/98.
+ The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average earnings growth.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in the graph is from 6/30/98.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                  -27.74%
--------------------------------------------------------------------------------
Inception (6/05/98) to 12/31/02                                           - 7.23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2002                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                  -14.04%        -27.74%
-----------------------------------------------------------------------------------------
MSCI World Index**                                               -12.14         -19.89
-----------------------------------------------------------------------------------------

 * Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002                (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

NORTH                                 SHARES                                                                 PERCENT OF
AMERICA        INDUSTRY++               HELD                    INVESTMENTS                      VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CANADA         MEDIA                 132,200   +Rogers Communications, Inc. 'B'.............  $  1,226,771        1.5%
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN CANADA                       1,226,771        1.5
------------------------------------------------------------------------------------------------------------------------
UNITED STATES  AEROSPACE &            16,600   General Dynamics Corporation.................     1,317,542        1.6
               DEFENSE
               ---------------------------------------------------------------------------------------------------
               AIR FREIGHT &           7,000   United Parcel Service, Inc. (Class B)........       441,560        0.5
               LOGISTICS
               ---------------------------------------------------------------------------------------------------
               BANKS                  29,800   Washington Mutual, Inc. .....................     1,028,994        1.3
               ---------------------------------------------------------------------------------------------------
               BEVERAGES              37,000   The Coca-Cola Company........................     1,621,340        2.0
               ---------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY          48,200   +Amgen Inc. .................................     2,330,470        2.9
               ---------------------------------------------------------------------------------------------------
               COMMERCIAL             23,700   First Data Corporation.......................       839,217        1.0
               SERVICES &
               SUPPLIES
               ---------------------------------------------------------------------------------------------------
               COMPUTERS &            10,500   International Business Machines
               PERIPHERALS                     Corporation..................................       813,750        1.0
               ---------------------------------------------------------------------------------------------------
               DIVERSIFIED            46,800   American Express Company.....................     1,654,380        2.0
               FINANCIALS
                                      26,300   Fannie Mae...................................     1,691,879        2.1
                                                                                              ------------      -----
                                                                                                 3,346,259        4.1
               ---------------------------------------------------------------------------------------------------
               FOOD & DRUG            43,600   SYSCO Corporation............................     1,298,844        1.6
               RETAILING
               ---------------------------------------------------------------------------------------------------
               HEALTH CARE            17,600   Medtronic, Inc. .............................       802,560        1.0
               EQUIPMENT &
               SUPPLIES

                                      13,800   Stryker Corporation..........................       926,256        1.2
                                      21,800   +Zimmer Holdings, Inc. ......................       905,136        1.1
                                                                                              ------------      -----
                                                                                                 2,633,952        3.3
               ---------------------------------------------------------------------------------------------------
               HEALTH CARE            48,600   HCA Inc. ....................................     2,016,900        2.5
               PROVIDERS &
               SERVICES

                                      52,000   Health Management Associates, Inc. (Class
                                               A)...........................................       930,800        1.2
                                      41,600   +Tenet Healthcare Corporation................       682,240        0.8
                                                                                              ------------      -----
                                                                                                 3,629,940        4.5
               ---------------------------------------------------------------------------------------------------
               HOUSEHOLD              20,600   The Clorox Company...........................       849,750        1.1
               PRODUCTS
                                      29,300   The Procter & Gamble Company.................     2,518,042        3.1
                                                                                              ------------      -----
                                                                                                 3,367,792        4.2
               ---------------------------------------------------------------------------------------------------
               INDUSTRIAL             15,200   3M Co. ......................................     1,874,160        2.3
               CONGLOMERATES
               ---------------------------------------------------------------------------------------------------
               INSURANCE              13,100   American International Group, Inc. ..........       757,835        0.9
               ---------------------------------------------------------------------------------------------------
               MEDIA                 138,100   +AOL Time Warner Inc. .......................     1,809,110        2.2
                                      46,400   +Clear Channel Communications, Inc. .........     1,730,256        2.1
                                      52,700   +Viacom, Inc. (Class B)......................     2,148,052        2.7
                                                                                              ------------      -----
                                                                                                 5,687,418        7.0
               ---------------------------------------------------------------------------------------------------
               MULTILINE RETAIL       35,900   Wal-Mart Stores, Inc. .......................     1,813,309        2.2
               ---------------------------------------------------------------------------------------------------
               OIL & GAS              57,700   Exxon Mobil Corporation......................     2,016,038        2.5
               ---------------------------------------------------------------------------------------------------
               SEMICONDUCTOR          45,600   Intel Corporation............................       709,536        0.9
               EQUIPMENT &
               PRODUCTS
               ---------------------------------------------------------------------------------------------------
               SOFTWARE               16,000   +Electronic Arts Inc. .......................       795,360        1.0
                                      30,700   +Microsoft Corporation.......................     1,587,497        1.9
                                                                                              ------------      -----
                                                                                                 2,382,857        2.9
               ---------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL       38,000   Lowe's Companies, Inc. ......................     1,425,000        1.7
                                      43,800   The TJX Companies, Inc. .....................       854,976        1.1
                                                                                              ------------      -----
                                                                                                 2,279,976        2.8
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN THE UNITED STATES           40,190,789       49.5
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN NORTH AMERICA
                                               (COST--$50,226,922)                              41,417,560       51.0
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

PACIFIC                               SHARES                                                                 PERCENT OF
BASIN          INDUSTRY++               HELD                    INVESTMENTS                      VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CHINA          OIL & GAS           2,054,000   PetroChina Company Limited...................  $    408,250        0.5%
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN CHINA                          408,250        0.5
------------------------------------------------------------------------------------------------------------------------
HONG KONG      ELECTRICAL            520,000   Huaneng Power International, Inc. 'H'........       416,752        0.5
               EQUIPMENT
                                     357,000   Johnson Electric Holdings Limited............       393,696        0.5
                                                                                              ------------      -----
                                                                                                   810,448        1.0
               ---------------------------------------------------------------------------------------------------
               OIL & GAS             316,500   CNOOC Limited................................       413,970        0.5
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN HONG KONG                    1,224,418        1.5
------------------------------------------------------------------------------------------------------------------------
JAPAN          SPECIALTY RETAIL       15,000   Seven-Eleven Japan Co., Ltd..................       457,571        0.5
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN JAPAN                          457,571        0.5
------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA    SEMICONDUCTOR           3,000   Samsung Electronics..........................       794,233        1.0
               EQUIPMENT &
               PRODUCTS
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SOUTH KOREA                    794,233        1.0
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN THE PACIFIC BASIN
                                               (COST--$2,841,943)                                2,884,472        3.5
------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
------------------------------------------------------------------------------------------------------------------------
FRANCE         AUTOMOBILES            21,200   PSA Peugeot Citroen..........................       864,529        1.1
               ---------------------------------------------------------------------------------------------------
               FOOD & DRUG             9,800   Carrefour SA.................................       436,355        0.5
               RETAILING
               ---------------------------------------------------------------------------------------------------
               MEDIA                  20,500   Societe Television Francaise 1...............       547,713        0.7
               ---------------------------------------------------------------------------------------------------
               OIL & GAS               4,600   TotalFinaElf SA..............................       656,987        0.8
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN FRANCE                       2,505,584        3.1
------------------------------------------------------------------------------------------------------------------------
GERMANY        AUTOMOBILES             4,073   Porsche AG (Preferred).......................     1,692,586        2.1
               ---------------------------------------------------------------------------------------------------
               SOFTWARE                2,100   SAP AG (Systeme, Anwendungen, Produkte in der
                                               Datenverarbeitung)...........................       164,619        0.2
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN GERMANY                      1,857,205        2.3
------------------------------------------------------------------------------------------------------------------------
ITALY          BANKS                 359,850   Unicredito Italiano SpA......................     1,438,757        1.8
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN ITALY                        1,438,757        1.8
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS    OIL & GAS              34,200   Royal Dutch Petroleum Company................     1,505,564        1.8
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN THE NETHERLANDS              1,505,564        1.8
------------------------------------------------------------------------------------------------------------------------
SPAIN          BANKS                  20,000   Banco Popular Espanol SA.....................       817,902        1.0
               ---------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL       28,000   Industria de Disenso Textil, SA..............       661,416        0.8
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SPAIN                        1,479,318        1.8
------------------------------------------------------------------------------------------------------------------------
SWEDEN         SPECIALTY RETAIL       44,700   Hennes & Mauritz AB 'B'......................       861,855        1.1
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SWEDEN                         861,855        1.1
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND    FOOD PRODUCTS...        5,900   Nestle SA (Registered Shares)................     1,250,235        1.5
               ---------------------------------------------------------------------------------------------------
               HEALTH CARE            12,100   +Alcon, Inc..................................       477,345        0.6
               EQUIPMENT &
               SUPPLIES
               ---------------------------------------------------------------------------------------------------
               INSURANCE              15,000   Swiss Re (Registered Shares).................       983,945        1.2
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SWITZERLAND                  2,711,525        3.3
------------------------------------------------------------------------------------------------------------------------
UNITED         BANKS                 178,600   HSBC Holdings PLC............................     1,973,881        2.4
  KINGDOM
                                      42,300   Royal Bank of Scotland Group PLC.............     1,013,310        1.3
                                                                                              ------------      -----
                                                                                                 2,987,191        3.7
               ---------------------------------------------------------------------------------------------------
               BEVERAGES             135,600   Allied Domecq PLC............................       866,661        1.1
               ---------------------------------------------------------------------------------------------------
               FOOD PRODUCTS         204,200   Unilever PLC.................................     1,942,863        2.4
               ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                SHARES                                                                 PERCENT OF
(CONCLUDED)    INDUSTRY++               HELD                    INVESTMENTS                      VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
UNITED         HOUSEHOLD              25,000   Reckitt Benckiser PLC........................  $    484,982        0.6%
KINGDOM        PRODUCTS
(CONCLUDED)
               ---------------------------------------------------------------------------------------------------
               MEDIA                  40,000   +British Sky Broadcasting Group PLC
                                               ("BSkyB")....................................       411,490        0.5
               ---------------------------------------------------------------------------------------------------
               OIL & GAS             202,800   BP Amoco PLC.................................     1,394,103        1.7
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN THE UNITED KINGDOM           8,087,290       10.0
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN WESTERN EUROPE
                                               (COST--$21,211,383)                              20,447,098       25.2
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM                       PARTNERSHIP
SECURITIES                        INTEREST
------------------------------------------------------------------------------------------------------------------------
                                 $16,442,216   Merrill Lynch Liquidity Series, LLC Cash
                                               Sweep Series II(a)...........................    16,442,216       20.3
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                               (COST--$16,442,216)                              16,442,216       20.3
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$90,722,464)........    81,191,346      100.0
                                               LIABILITIES IN EXCESS OF OTHER ASSETS........       (15,088)       0.0
                                                                                              ------------      -----
                                               NET ASSETS...................................  $ 81,176,258      100.0%
                                                                                              ============      =====
------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------------------
                                                                  NET                     INTEREST
AFFILIATE                                                      ACTIVITY      NET COST      INCOME
--------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $16,442,216   $16,442,216   $21,009
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $115,280) (identified cost--$90,722,464)..................                  $ 81,191,346
Investments held as collateral for loaned securities, at
  value.....................................................                       114,402
Receivables:
  Securities sold...........................................  $     299,890
  Dividends.................................................        157,015
  Interest..................................................         17,202
  Capital shares sold.......................................          1,614
  Loaned securities income..................................            165        475,886
                                                              -------------
Prepaid expenses............................................                           614
                                                                              ------------
Total assets................................................                    81,782,248
                                                                              ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                       114,402
Payables:
  Securities purchased......................................        393,432
  Investment adviser........................................         54,700
  Capital shares redeemed...................................         19,795        467,927
                                                              -------------
Accrued expenses and other liabilities......................                        23,661
                                                                              ------------
Total liabilities...........................................                       605,990
                                                                              ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 81,176,258
                                                                              ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                  $  1,262,113
Paid-in capital in excess of par............................                   200,520,516
Accumulated distributions in excess of investment
  income--net...............................................  $     (28,422)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (111,065,259)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................     (9,512,690)
                                                              -------------
Total accumulated losses--net...............................                  (120,606,371)
                                                                              ------------
NET ASSETS..................................................                  $ 81,176,258
                                                                              ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $81,176,258 and 12,621,132
  shares outstanding........................................                  $       6.43
                                                                              ============
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $96,737 foreign withholding tax)..........                 $    931,126
Interest....................................................                      181,857
Securities lending--net.....................................                       18,575
                                                                             ------------
Total income................................................                    1,131,558
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    746,057
Custodian fees..............................................        38,919
Accounting services.........................................        35,235
Transfer agent fees.........................................        25,794
Professional fees...........................................        21,787
Printing and shareholder reports............................        11,497
Directors' fees and expenses................................         4,696
Pricing services............................................         2,035
Registration fees...........................................           820
Other.......................................................         8,703
                                                              ------------
Total expenses..............................................                      895,543
                                                                             ------------
Investment income--net......................................                      236,015
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss on:
  Investments--net..........................................   (35,852,003)
  Foreign currency transactions--net........................      (102,423)   (35,954,426)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     2,833,213
  Foreign currency transactions--net........................        18,138      2,851,351
                                                              ------------   ------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                  (33,103,075)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(32,867,060)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2002            2001
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    236,015    $   1,348,898
Realized loss on investments and foreign currency
  transactions--net.........................................   (35,954,426)     (62,998,643)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     2,851,351       (3,830,092)
                                                              ------------    -------------
Net decrease in net assets resulting from operations........   (32,867,060)     (65,479,837)
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (110,002)      (1,354,010)
                                                              ------------    -------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (110,002)      (1,354,010)
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (13,772,276)     (83,692,698)
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (46,749,338)    (150,526,545)
Beginning of year...........................................   127,925,596      278,452,141
                                                              ------------    -------------
End of year*................................................  $ 81,176,258    $ 127,925,596
                                                              ============    =============
-------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $    (28,422)   $     (52,012)
                                                              ============    =============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE      -----------------------------------------
FINANCIAL STATEMENTS.                                         FOR THE YEAR ENDED               FOR THE PERIOD
                                                                 DECEMBER 31,                  JUNE 5, 1998+
                                                   -----------------------------------------    TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:              2002       2001       2000       1999          1998
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............   $   8.91   $  11.70   $  14.78   $  10.82      $ 10.00
                                                   --------   --------   --------   --------      -------
  Investment income--net++......................        .02        .06        .06        .11          .03
  Realized and unrealized gain (loss) on
    investments and foreign currency
    transactions--net...........................      (2.49)     (2.75)     (2.26)      4.06          .79
                                                   --------   --------   --------   --------      -------
Total from investment operations................      (2.47)     (2.69)     (2.20)      4.17          .82
                                                   --------   --------   --------   --------      -------
Less dividends and distributions:
  Investment income--net........................       (.01)      (.10)      (.05)      (.12)          --
  Realized gain on investments--net.............         --         --       (.26)      (.09)          --
  In excess of realized gain on
    investments--net............................         --         --       (.57)        --           --
                                                   --------   --------   --------   --------      -------
Total dividends and distributions...............       (.01)      (.10)      (.88)      (.21)          --
                                                   --------   --------   --------   --------      -------
Net asset value, end of period..................   $   6.43   $   8.91   $  11.70   $  14.78      $ 10.82
                                                   ========   ========   ========   ========      =======
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............    (27.74%)   (23.03%)   (15.00%)    38.69%        8.20%(++)
                                                   ========   ========   ========   ========      =======
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................       .90%       .88%       .83%       .87%        1.03%*
                                                   ========   ========   ========   ========      =======
Investment income--net..........................       .24%       .59%       .46%       .97%         .63%*
                                                   ========   ========   ========   ========      =======
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........   $ 81,176   $127,926   $278,452   $180,408      $19,657
                                                   ========   ========   ========   ========      =======
Portfolio turnover..............................    138.30%    155.91%     95.98%     99.09%       15.25%
                                                   ========   ========   ========   ========      =======
-------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Based on average shares outstanding.

(++) Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Global Growth V.I. Fund (the "Fund") (formerly Global Growth Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an

--------------------------------------------------------------------------------

amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned security is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/ tax difference of $102,423 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned

--------------------------------------------------------------------------------

subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co. or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral of $60,633 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $53,769 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2002, MLIM, LLC received $8,292 in securities lending agent fees from the Fund.

  In addition, MLPF&S received $52,508 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2002.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's Distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $3,217 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $121,996,751 and $142,089,382, respectively.

  Net realized gains (losses) for the year ended December 31, 2002 and net unrealized gains (losses) as of December 31, 2002 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............   $(35,852,073)    $(9,531,118)
Short-term investments..............             70              --
Foreign currency transactions.......       (102,423)         18,428
                                       ------------     -----------
Total...............................   $(35,954,426)    $(9,512,690)
                                       ============     ===========
---------------------------------------------------------------------

  At December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $9,652,114, of which $812,467 related to appreciated securities and $10,464,581 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $90,843,460.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2002                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   1,887,962   $ 13,445,385
Shares issued to shareholders in
 reinvestment of dividends............      17,161        110,002
                                        ----------   ------------
Total issued..........................   1,905,123     13,555,387
Shares redeemed.......................  (3,648,439)   (27,327,663)
                                        ----------   ------------
Net decrease..........................  (1,743,316)  $(13,772,276)
                                        ==========   ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................    1,108,417   $ 11,465,125
Shares issued to shareholders in
 reinvestment of dividends...........      151,795      1,354,010
                                       -----------   ------------
Total issued.........................    1,260,212     12,819,135
Shares redeemed......................  (10,703,322)   (96,511,833)
                                       -----------   ------------
Net decrease.........................   (9,443,110)  $(83,692,698)
                                       ===========   ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the

--------------------------------------------------------------------------------

credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                           12/31/2002   12/31/2001
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................   $110,002    $1,354,010
                                            --------    ----------
Total taxable distributions..............   $110,002    $1,354,010
                                            ========    ==========
------------------------------------------------------------------

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net...............              --
Undistributed long-term capital gains--net.......              --
                                                    -------------
Total undistributed earnings--net................              --
Capital loss carryforward........................   $(109,038,282)*
Unrealized losses--net...........................     (11,568,089)**
                                                    -------------
Total accumulated losses--net....................   $(120,606,371)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $109,038,282 of which $67,641,756 expires in 2009 and $41,396,526 expires in
   2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October currency and capital losses for tax purposes and other book/tax differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, GLOBAL GROWTH V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth V.I. Fund (formerly, Global Growth Focus Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. -- GOVERNMENT BOND V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

ECONOMIC ENVIRONMENT

  The U.S. economy grew throughout 2002, although the pace of the growth was quite uneven from quarter to quarter. For the year as a whole, the economy likely grew at an annual pace of approximately 3% -- modest for sure, but hardly the source for "double dip" recessionary concerns that dominated the headlines from time to time. Inflation remained virtually non-existent, with the core personal consumption expenditure deflator, the inflation gauge watched by the Federal Reserve Board, rising by only 1.8%.

  In past economic recoveries, businesses have contributed significantly to growth. However, the continuing corporate profit drought in the face of significant excess capacity left businesses holding back on capital spending and achieving productivity gains by paring down payrolls. The consumer sector, on the other hand, held up remarkably well, despite the weak employment outlook, declining equity markets, and terrorism and geopolitical concerns adding to the decline in consumer confidence. Nevertheless, the sharp drop in mortgage rates during the past year contributed to a healthy housing market and a refinancing boom, helping out the consumer, while heavy economic incentives (such as zero-cost financing) helped keep consumption of durable goods, such as automobiles, robust.

  Looking ahead, we anticipate the economy to grow at a sub-par rate of below 3% in 2003, with risks to the forecast more evenly balanced. While the prospects for a strong fiscal stimulus package from Washington, D.C. have improved markedly, the timing of the legislation, its scope and its potential positive impact on the economy over the near term remain uncertain. At the same time, the possible end of the mortgage refinancing boom and a murky labor market could further erode consumer confidence, posing downside risks to the economy. Capital spending by businesses is also likely to remain somewhat subdued as the sectors that have contributed historically to capital spending - telecommunications, utility and energy - must work out past excesses. Government spending is not likely to contribute very much, given the potential for the growing fiscal deficits at state and local government levels somewhat offsetting the spending from Washington.

FISCAL YEAR IN REVIEW

  During the 12 months ended December 31, 2002, Government Bond V.I. Fund's Class A Shares had a total return of +9.78% compared to a return of +10.19% for the unmanaged Salomon Smith Barney (SSB) Government/Mortgage Index.

  As we began 2002, the Fund was generally positioned near the benchmark as it pertains to sector exposure, duration and duration distribution. Late in the first quarter, we began to increase our mortgage weighting in small increments, as market opportunities became available, bringing the overweight to approximately 8%. This trade proved to be beneficial to performance, as mortgages produced an excess return of more than 130 basis points (1.30%) compared to equivalent duration Treasury securities.

  Unfortunately, as we increased the overall exposure to the mortgage component, the Fund became exposed to a sharp decline in interest rates. The mortgage sector generally has the shortest duration of the three sectors in the portfolio benchmark, and an 8% overweight position in mortgages resulted in a portfolio that was 5% short of the benchmark duration. Fund performance was adversely affected as interest rates declined during the middle of the year.

  As market opportunities became available during the months of September and October, we began to increase the overall duration of the portfolio and reduce the portfolio's sensitivity to prepayment risk by reducing exposure to residential mortgages in favor of commercial mortgages. The decision to replace the residential mortgages was based on our belief that there would be an increase in refinancing activity, which would then translate into accelerated prepayment speeds, creating a negative impact on the mortgage sector. This duration decision helped the Fund as interest rates continued to decline in December, but not being fully exposed to residential mortgages hurt slightly as mortgages continued to outperform.

IN CONCLUSION

  Going forward, we expect to continue our emphasis on commercial mortgage product that has prepayment restrictions in order to protect the Fund from large swings in interest rates, which historically have caused large gyrations in duration. We will look to add back residential mortgages as well as maintain a duration that is consistent with our peer group by overweighting lower coupon mortgages, which tend to prepay much more slowly than higher coupon mortgages, providing a longer duration. We

--------------------------------------------------------------------------------

believe that building a yield advantage in the Fund with spread product will be an effective strategy to gain relative outperformance in 2003.

  We appreciate your investment in Government Bond V.I. Fund of Merrill Lynch Variable Series Funds Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Thomas F. Musmanno
Thomas F. Musmanno
Portfolio Manager

/s/ Frank Viola
Frank Viola
Portfolio Manager

January 17, 2003
---------------------------------------------------------
  We are pleased to announce that Thomas Musmanno and Frank Viola have both been named Portfolio Managers and are responsible for the day-to-day management of Government Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. Mr. Musmanno has been employed at Merrill Lynch Investment Managers, L.P. (MLIM) since 1993. Mr. Viola joined MLIM in 1997 as Portfolio Manager in the U.S. Fixed Income Group. Mr. Musmanno and Mr. Viola are both CFA charterholders.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                GOVERNMENT BOND V.I. FUND+--           SALOMON SMITH BARNEY
                                                                      CLASS A SHARES*              GOVERNMENT/MORTGAGE INDEX++
                                                                ----------------------------       ---------------------------
5/02/94**                                                                  10000                              10000
12/94                                                                      10179                              10068
12/95                                                                      11689                              11863
12/96                                                                      12023                              12300
12/97                                                                      13091                              13468
12/98                                                                      14238                              14647
12/99                                                                      13982                              14561
12/00                                                                      15590                              16357
12/01                                                                      16688                              17614
12/02                                                                      18320                              19410

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ The Fund invests in debt securities issued or guaranteed by the U.S.
  government, its agencies or instrumentalities and mortgage securities issued by U.S. government agencies.
++ This unmanaged Index is comprised of the mortgage component of the Salomon
   Smith Barney Broad Investment-Grade Bond Index(SM), which consists of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. The starting date for the Index in the graph is from 5/31/94.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                   +9.78%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                  +6.95
--------------------------------------------------------------------------------
Inception (5/02/94) through 12/31/02                                       +7.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2002                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                  +5.50%         + 9.78%
-----------------------------------------------------------------------------------------
Salomon Smith Barney Government/Mortgage Index**                 +5.78          +10.19
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.
  ** This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and
     FHLMC securities, and FNMA and FHLMC balloon mortgages.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                                 ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                        U.S. GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE       $  7,000,000      FHLMC Structured Pass Through Securities, T-50 A2,
OBLIGATIONS+--13.7%                               1.27% due 9/27/2005.................................    $  6,962,813
                               118,753,307      Fannie Mae-ACES 2002-M1 X, 1.197% due 5/25/2032(c)....       5,701,453
                                49,887,810      Fannie Mae-ACES 2002-M2 N, 1.683% due 8/25/2012(c)....       5,295,506
                                 2,005,354      Fannie Mae-ACES 1998-M7 B, 6.097% due 5/25/2018.......       2,038,511
                                 6,000,000      General Electric Capital Commercial Mortgage
                                                  Corporation, 2002-2A-A3, 5.349% due 8/11/2036.......       6,317,053
                                12,000,000      Government National Mortgage Association, 2002-81-B,
                                                  5.042% due 1/16/2029................................      12,114,374
                                 7,000,000      Government National Mortgage Association, 2002-83-C,
                                                  5.25% due 9/16/2027.................................       7,160,192
                                38,277,535      Government National Mortgage Association, 2002-83-IO,
                                                  1.571% due 10/16/2042(c)............................       2,509,686
                                 5,600,000      Greenwich Capital Commercial Funding Corporation,
                                                  2002-C1-A4, 4.948% due 11/11/2025...................       5,716,375
                                 6,328,754      Lehman Brothers Floating Rate Commercial, 2002-LLFA-A,
                                                  1.71% due 6/14/2017(d)..............................       6,325,604
                                 7,000,000      Residential Asset Securities Corporation,
                                                  2002-KS5-AIB2, 2.47% due 8/25/2022..................       7,015,841
                                 5,600,000      TEMP, 2002-4-C, 5.045% due 11/16/2028.................       5,692,966
                                 7,000,000      Washington Mutual, 2002-AR19-A8,
                                                  4.556% due 2/25/2033................................       7,091,875
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                                (COST--$79,657,485)                                         79,942,249
----------------------------------------------------------------------------------------------------------------------
FANNIE MAE--35.9%                               Fannie Mae:
                                 2,181,539        +8% due 4/01/2008...................................       2,342,111
                                 8,942,146        4.79% due 10/01/2012................................       9,072,307
                                10,756,647        4.80% due 10/01/2012................................      10,926,776
                                 5,588,986        4.87% due 10/01/2012................................       5,747,923
                                 3,995,622        4.60% due 11/01/2012................................       3,996,383
                                 7,828,617        4.72% due 11/01/2012................................       7,985,189
                                 7,000,000        4.81% due 11/01/2012................................       7,181,160
                                 7,142,759        4.87% due 11/01/2012................................       7,284,289
                                 4,200,000        4.785% due 12/01/2012...............................       4,299,456
                                 5,900,000        5.18% due 12/01/2012................................       6,214,942
                                 8,050,000        4.78% due 1/01/2013.................................       8,237,565
                                 6,300,000        5.15% due 1/01/2013.................................       6,624,324
                                 3,958,926        +6% due 7/01/2016...................................       4,144,263
                                   280,880        +7% due 6/01/2028...................................         295,841
                                   409,872        +7% due 10/01/2028..................................         431,705
                                   460,232        +7% due 12/01/2028..................................         484,747
                                   662,528        +7% due 2/01/2029...................................         697,456
                                 1,840,951        +7% due 3/01/2029...................................       1,938,004
                                 3,630,915        +7% due 5/01/2029...................................       3,823,132
                                 5,863,488        +7% due 6/01/2029...................................       6,173,141
                                   993,780        +7% due 7/01/2029...................................       1,046,169
                                 4,200,000        +6.50% due TBA(a)...................................       4,367,958
                                   310,250        +7% due 8/01/2029...................................         326,607
                                   187,981        +7% due 9/01/2029...................................         197,891
                                    14,178        +7% due 2/01/2030...................................          14,917
                                   295,482        +8% due 2/01/2030...................................         318,807
                                   278,471        +7% due 4/01/2030...................................         292,989
                                     3,406        +8% due 4/01/2030...................................           3,671
                                10,000,000        +6% due TBA(a)......................................      10,353,410
                                 1,920,954        +7.50% due 12/01/2030...............................       2,040,155
                                    66,894        +8% due 12/01/2030..................................          72,115
                                17,760,614        +6.50% due TBA(a)...................................      18,719,545
                                 1,700,000        +8% due TBA(a)......................................       1,822,216
                                    16,098        +8% due 1/01/2031...................................          17,355
                                   364,452        +8% due 2/01/2031...................................         392,895

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                                 ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                        U.S. GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FANNIE MAE                    $  1,057,602        +7.50% due 5/01/2031................................    $  1,122,898
(CONCLUDED)                      2,932,108        +7% due 9/01/2031...................................       3,084,119
                                 5,830,550        +6.50% due 12/01/2031...............................       6,073,652
                                   704,996        +7% due 4/01/2032...................................         741,521
                                 7,581,725        +7% due 5/01/2032...................................       7,974,524
                                 3,284,740        +7.50% due 5/01/2032................................       3,487,361
                                 1,400,065        6.50% due 8/01/2032.................................       1,458,414
                                25,239,839        6.50% due 9/01/2032.................................      26,291,740
                                15,963,852        6% due 10/01/2032...................................      16,525,158
                                 1,979,468        6.50% due 10/01/2032................................       2,061,965
                                 1,998,275        5.89% due 11/01/2032................................       2,084,138
                                 1,421,854        6.50% due 11/01/2032................................       1,481,111
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL FANNIE MAE
                                                (COST--$206,794,296)                                       210,274,015
----------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT              7,000,000      Federal Farm Credit Bank, 2.375% due 10/01/2004.......       7,066,360
BANK--1.2%
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL FEDERAL FARM CREDIT BANK
                                                (COST--$6,993,140)                                           7,066,360
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK--5.2%                    Federal Home Loan Bank:
                                10,000,000        5.125% due 9/15/2003................................      10,268,700
                                10,000,000        4.75% due 6/28/2004.................................      10,470,360
                                 5,000,000        7.125% due 2/15/2005................................       5,542,125
                                 3,650,000        6.875% due 8/13/2010................................       4,339,328
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL FEDERAL HOME LOAN BANK
                                                (COST--$28,974,294)                                         30,620,513
----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC--13.2%                              Freddie Mac -- Gold Program:
                                10,500,000        5.75% due 4/29/2009.................................      10,949,148
                                 8,600,000        6% due 5/25/2012....................................       8,981,014
                                 8,930,593        6% due 4/01/2016....................................       9,366,444
                                 4,030,762        +6% due 4/01/2017...................................       4,217,726
                                 4,199,583        5.50% due 6/01/2017.................................       4,360,817
                                 1,954,487        6.30% due 5/15/2026.................................       1,988,474
                                    61,663        +6.50% due 3/01/2029................................          64,267
                                   226,154        +6.50% due 6/01/2029................................         235,723
                                 4,718,264        +6.50% due 7/01/2029................................       4,917,519
                                 1,292,494        +7% due 7/01/2029...................................       1,359,963
                                    43,570        +6.50% due 8/01/2029................................          45,410
                                    41,941        +6.50% due 9/01/2029................................          43,712
                                    57,574        +6.50% due 10/01/2029...............................          60,005
                                 1,090,623        +8% due 12/01/2029..................................       1,170,578
                                 1,251,997        +8% due 4/01/2030...................................       1,342,654
                                   687,672        +8% due 7/01/2030...................................         737,466
                                 4,900,000        +5% due TBA(a)......................................       5,031,776
                                 7,000,000        +5.50% due TBA(a)...................................       7,146,755
                                 8,365,000        +6.50% due TBA(a)...................................       8,705,330
                                 6,401,885        +7% due 3/01/2031...................................       6,728,748
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL FREDDIE MAC
                                                (COST--$75,843,298)                                         77,453,529
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                             Government National Mortgage Association:
MORTGAGE ASSOCIATION--6.0%      16,000,000        +6% due TBA(a)......................................      16,683,872
                                 7,258,571        +6.50% due 2/15/2028................................       7,630,115
                                   889,485        +6.50% due 5/15/2028................................         935,015
                                 9,452,044        +6.50% due 7/20/2031................................       9,862,339
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                                                (COST--$34,029,870)                                         35,111,341
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                                 ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                        U.S. GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                                Tennessee Valley Authority:
AUTHORITY--2.6%
                              $  6,125,000        5.625% due 1/18/2011................................    $  6,738,492
                                 7,000,000        6.75% due 11/01/2025................................       8,201,879
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL TENNESSEE VALLEY AUTHORITY
                                                (COST--$12,895,327)                                         14,940,371
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &                           U.S. Treasury Bonds:
NOTES--19.3%
                                 3,410,000        7.50% due 11/15/2016................................       4,459,373
                                 2,590,000        8.125% due 8/15/2019................................       3,607,588
                                 8,110,000        7.25% due 8/15/2022.................................      10,554,719
                                10,150,000        6.25% due 8/15/2023.................................      11,924,667
                                 2,590,000        6.625% due 2/15/2027................................       3,199,663
                                 7,640,000        6.125% due 8/15/2029................................       8,969,238
                                 1,500,000        5.375% due 2/15/2031................................       1,635,234
                                                U.S. Treasury Notes:
                                 2,500,000        2% due 11/30/2004(b)................................       2,520,702
                                10,200,000        6.50% due 5/15/2005.................................      11,322,398
                                 2,360,000        6.25% due 2/15/2007.................................       2,707,640
                                 9,750,000        3.25% due 8/15/2007.................................       9,991,468
                                 7,970,000        6.125% due 8/15/2007................................       9,164,878
                                 2,000,000        3% due 11/15/2007...................................       2,024,062
                                 6,550,000        4.75% due 11/15/2008................................       7,149,731
                                 3,890,000        6.50% due 2/15/2010.................................       4,649,764
                                 3,400,000        4.875% due 2/15/2012................................       3,692,053
                                14,900,000        4.375% due 8/15/2012................................      15,574,568
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL U.S. TREASURY BONDS & NOTES
                                                (COST--$107,747,612)                                       113,147,746
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                (COST--$552,935,322)--97.1%                                568,556,124
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                                 ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                               SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS*--5.6%  $  5,000,000      J.P. Morgan Securities Inc., purchased on 12/31/2002
                                                  to yield 1.05% to 1/02/2003.........................    $  5,000,000
                                28,095,000      UBS Warburg Corp. LLC, purchased on 12/31/2002 to
                                                  yield 1.10% to 1/02/2003............................      28,095,000
                                                                                                          ------------
                                                                                                            33,095,000
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY                          Fannie Mae:
OBLIGATIONS**--7.7%
                                26,000,000        1.28% due 1/08/2003.................................      25,992,604
                                13,000,000        1.28% due 1/14/2003.................................      12,993,529
                                 6,000,000      Federal Home Loan Mortgage Corporation,
                                                  1.28% due 1/14/2003.................................       5,997,013
                                                                                                          ------------
                                                                                                            44,983,146
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM SECURITIES
                                                (COST--$78,078,146)--13.3%                                  78,078,146
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS
                                                (COST--$631,013,468)--110.4%..........................     646,634,270
                                                UNREALIZED DEPRECIATION ON INTEREST RATE
                                                SWAPS--(0.1%).........................................        (518,910)
                                                VARIATION MARGIN ON FINANCIAL FUTURES
                                                CONTRACTS--0.0%++.....................................          13,781
                                                LIABILITIES IN EXCESS OF OTHER ASSETS--(10.3%)........     (60,340,478)
                                                                                                          ------------
                                                NET ASSETS--100.0%....................................    $585,788,663
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

  (a) Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

  (b) All or a portion of security held as collateral in connection with open financial futures contracts.

  (c) Securities that receive some or all of the interest portion of the underlying collateral and little or no principal. Interest-only securities have either a nominal or a notional amount of principal.

  (d) Floating rate note.

  * Repurchase Agreements are fully collateralized by U.S. Government & Agency Obligations.

  ** Certain U.S. Government Agency Obligations are traded on a discount basis;
     the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

  + Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

  ++ Financial futures contracts sold as of December 31, 2002 were as follows:

------------------------------------------------------------
NUMBER OF                         EXPIRATION
CONTRACTS          ISSUE             DATE         VALUE
------------------------------------------------------------
63         U.S. Treasury Bonds    March 2003    $7,247,953
------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS SOLD
(TOTAL CONTRACT PRICE--$7,256,529)              $7,247,953
                                                ==========
------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including loaned securities
  of--$5,123,800) (identified cost--$631,013,468)...........                 $646,634,270
Investments held as collateral for loaned securities, at
  value.....................................................                    5,300,001
Cash........................................................                        1,151
Receivables:
  Securities sold...........................................  $ 35,528,704
  Capital shares sold.......................................    13,525,912
  Interest..................................................     4,369,926
  Variation margin..........................................        13,781     53,438,323
                                                              ------------
Prepaid expenses............................................                        2,601
                                                                             ------------
Total assets................................................                  705,376,346
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    5,300,001
Unrealized depreciation on interest rate swaps..............                      518,910
Payables:
  Securities purchased......................................   113,469,560
  Investment adviser........................................       248,653
  Capital shares redeemed...................................         1,878    113,720,091
                                                              ------------
Accrued expenses............................................                       48,681
                                                                             ------------
Total liabilities...........................................                  119,587,683
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $585,788,663
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $  5,298,180
Paid-in capital in excess of par............................                  559,875,251
Undistributed investment income--net........................  $  1,994,585
Undistributed realized capital gains on investments--net....     3,510,179
Unrealized appreciation on investments--net.................    15,110,468
                                                              ------------
Total accumulated earnings--net.............................                   20,615,232
                                                                             ------------
NET ASSETS..................................................                 $585,788,663
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $585,788,663 and 52,981,795
  shares outstanding........................................                 $      11.06
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.-- GOVERNMENT BOND V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................               $26,008,010
Securities lending--net.....................................                     3,729
                                                                           -----------
Total income................................................                26,011,739
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,614,705
Accounting services.........................................     176,103
Professional fees...........................................      51,877
Custodian fees..............................................      49,827
Printing and shareholder reports............................      41,785
Transfer agent fees.........................................      26,678
Directors' fees and expenses................................      20,157
Pricing services............................................      12,161
Registration fees...........................................         773
Other.......................................................      15,775
                                                              ----------
Total expenses..............................................                 3,009,841
                                                                           -----------
Investment income--net......................................                23,001,898
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                12,303,016
Change in unrealized appreciation on investments--net.......                12,873,139
                                                                           -----------
Total realized and unrealized gain on investments--net......                25,176,155
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $48,178,053
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2002            2001
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 23,001,898    $ 20,126,334
Realized gain on investments--net...........................      12,303,016      10,513,645
Change in unrealized appreciation/depreciation on
  investments--net..........................................      12,873,139      (5,054,605)
                                                                ------------    ------------
Net increase in net assets resulting from operations........      48,178,053      25,585,374
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................     (22,784,643)    (20,018,265)
Realized gain on investments--net:
  Class A...................................................      (7,535,087)     (1,591,198)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (30,319,730)    (21,609,463)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................      94,165,032     137,570,286
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     112,023,355     141,546,197
Beginning of year...........................................     473,765,308     332,219,111
                                                                ------------    ------------
End of year*................................................    $585,788,663    $473,765,308
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  1,994,585    $  1,653,494
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS A
FINANCIAL STATEMENTS.                                           --------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2002        2001        2000        1999        1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $  10.67    $  10.54    $  10.03    $  10.88    $  10.60
                                                                --------    --------    --------    --------    --------
Investment income--net......................................         .48++       .55++       .64++       .61         .59
Realized and unrealized gain (loss) on investments--net.....         .50         .17         .47        (.80)        .31
                                                                --------    --------    --------    --------    --------
Total from investment operations............................         .98         .72        1.11        (.19)        .90
                                                                --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net....................................        (.44)       (.55)       (.60)       (.66)       (.60)
  In excess of investment income--net.......................          --          --          --          --+         --
  Realized gain on investments--net.........................        (.15)       (.04)         --          --        (.02)
  In excess of realized gain on investments--net............          --          --          --          --          --+
                                                                --------    --------    --------    --------    --------
Total dividends and distributions...........................        (.59)       (.59)       (.60)       (.66)       (.62)
                                                                --------    --------    --------    --------    --------
Net asset value, end of year................................    $  11.06    $  10.67    $  10.54    $  10.03    $  10.88
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................       9.78%       7.04%      11.50%      (1.80%)      8.76%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .58%        .59%        .57%        .55%        .56%
                                                                ========    ========    ========    ========    ========
Investment income--net......................................       4.40%       5.13%       6.26%       5.86%       5.66%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $585,789    $473,765    $332,219    $362,394    $350,416
                                                                ========    ========    ========    ========    ========
Portfolio turnover..........................................     208.26%     155.31%      70.01%     116.59%      43.10%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. +Amount is less than $.01 per share.
++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Government Bond V.I. Fund (the "Fund") (formerly Government Bond Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

  (b) Derivative financial instruments--The Fund may engage in various Fund investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

  When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

--------------------------------------------------------------------------------

- Interest rate swaps--The Fund is authorized to enter into swap agreements for the purpose of hedging the market risk on existing securities. In a swap agreement, the Fund exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the swap agreement, the Fund would be in default and the counterparty would be able to terminate the swap agreement. When the swap agreement is closed, the Fund records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

  (c) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums on debt securities.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $123,836 has been reclassified between undistributed net realized capital gains and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be

--------------------------------------------------------------------------------

reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral of $2,809,000 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $2,491,001 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2002, MLIM, LLC received $1,530 in securities lending agent fees from the Fund.

  For the year ended December 31, 2002, Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, earned $4,243 for providing security price quotations to complete the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $13,315 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $1,196,834,632 and $1,063,876,586, respectively.

Net realized gains (losses) for the year ended December 31, 2002 and net unrealized gains (losses) as of December 31, 2002 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                          Gains            Gains
                                         (Losses)         (Losses)
---------------------------------------------------------------------
Long-term investments...............   $11,537,698      $15,620,802
Short-term investments..............          (324)              --
Financial futures contracts.........       634,392            8,576
Options written.....................       131,250               --
Interest rate swaps.................            --         (518,910)
                                       -----------      -----------
Total...............................   $12,303,016      $15,110,468
                                       ===========      ===========
---------------------------------------------------------------------

The Fund had entered into the following interest rate swaps as of December 31, 2002:

------------------------------------------------------------
             Interest Received    Interest Paid
Notional    Current              Current          Expiration
Amount       Rate       Type      Rate     Type      Date
------------------------------------------------------------
$6,300,000   1.38%    Variable+  4.85%     Fixed  12/31/2012
$7,000,000   1.38%    Variable+  4.2675%   Fixed  12/16/2011
$7,700,000   1.38%    Variable+  4.18%     Fixed   6/16/2011
------------------------------------------------------------

+ 3-month LIBOR at quarterly reset date.

Transactions in options written for the year ended December 31, 2002 were as follows:

-------------------------------------------------------------------
                                         Nominal Value
                                          Covered by      Premiums
         Put Options Written            Written Options   Received
-------------------------------------------------------------------
Outstanding put options written,
 beginning of year....................           --              --
Options written.......................      140,000       $ 131,250
Options expired.......................     (140,000)       (131,250)
                                           --------       ---------
Outstanding put options written, end
 of year..............................           --       $      --
                                           ========       =========
-------------------------------------------------------------------

  At December 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $14,926,047, of which $15,539,190 related to appreciated securities and $613,143 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $631,708,223.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2002                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................  15,235,963    $ 166,879,192
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   2,783,375       30,319,730
                                      ----------    -------------
Total issued........................  18,019,338      197,198,922
Shares redeemed.....................  (9,428,949)    (103,033,890)
                                      ----------    -------------
Net increase........................   8,590,389    $  94,165,032
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  15,198,276    $162,374,299
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   2,026,588      21,609,473
                                       ----------    ------------
Total issued.........................  17,224,864     183,983,772
Shares redeemed......................  (4,357,743)    (46,413,486)
                                       ----------    ------------
Net increase.........................  12,867,121    $137,570,286
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

On January 2, 2003, an ordinary income dividend of $.037180 was declared. The dividend was paid on January 2, 2003, to shareholders of record on December 31, 2002.

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                         12/31/2002    12/31/2001
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $28,455,393   $20,018,300
 Net long-term capital gains...........    1,864,337     1,591,163
                                         -----------   -----------
Total taxable distributions............  $30,319,730   $21,609,463
                                         ===========   ===========
------------------------------------------------------------------

As of December 31, 2002, the components of accumulated earnings on a tax basis were as follows:

---------------------------------------------------------------
Undistributed ordinary income--net................  $ 4,002,797
Undistributed long-term capital gains--net........    2,205,298
                                                    -----------
Total undistributed earnings--net.................    6,208,095
Unrealized gains--net.............................   14,407,137*
                                                    -----------
Total accumulated earnings--net...................  $20,615,232
                                                    ===========
---------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, GOVERNMENT BOND V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond V.I. Fund (formerly, Government Bond Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Government Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUND, INC.--HIGH CURRENT INCOME V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  The year ended December 31, 2002 was a volatile period for the high yield asset class. The year started off strong, but experienced a dramatic sell-off as the year progressed, plagued by corporate governance issues, credit downgrades, several prominent defaults, stock market weakness and soft economic growth. After a dismal third quarter, the market rebounded toward the end of the year, as November's return of +5.29% as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index, was one of the strongest in the history of the asset class. The rally stemmed from a confluence of positive forces--compelling valuation, strong inflows into high yield mutual funds, a light new-issue calendar and a rising equity market. Indications of increased Securities and Exchange Commission and corporate board vigilance probably also contributed to the improved investor sentiment.

  Against this backdrop, the Fund's Class A Shares had a total return of -1.39% for the year ended December 31, 2002 compared to a +3.11% return for the CSFB High Yield Index for the same period. The Fund slightly outperformed the Lipper High Yield average, which returned -1.82% for the 12-month period ended December 31, 2002.

  Fund performance stemmed from poor sector allocation decisions, and, to a lesser extent, adverse security selection. In particular, overweights in the utility (which includes independent power producers) and cable sectors, as well as an underweight in telecommunications, were the impacting sector choices. The power sector was plagued by overcapacity and weak spark spreads in 2002, a situation that is likely to persist this year. We believe that our holdings have adequate financial flexibility to weather these weak markets and expect that the sector will begin to improve in 2004, as the economy strengthens. The cable sector plunged with the revelations of self-dealing at Adelphia Communications, which filed for bankruptcy in mid-year. Bellweather issuer Charter Communications also came under pressure following news of inflated subscriber counts and a grand jury investigation. The telecommunications sector rallied strongly, led by Qwest Communications, which completed a debt exchange on favorable terms, and by WorldCom, Inc., which remains in bankruptcy. Favorable security selection in the wireless sector was more than offset by weak security selection in telecommunications.

  The high yield market saw strong mutual fund inflows in the first and fourth quarters of 2002, but outflows in the middle two quarters. Toward the latter part of the year, a number of high quality new issues came to market. Among the purchases we made for the Fund were: the bonds of yellow pages publishers Dex Media East and R.H. Donnelley Financial Corp.; Boyd Gaming (a multi-state gaming company); homebuilder D. R. Horton; Del Monte Corp. (a large producer of processed fruit, vegetables and other food products); K&F Industries (a privately held manufacturer of aircraft wheels, brakes and anti-skid systems); Lamar Media (an owner of outdoor advertising structures); and SPX Corp. (a diversified industrial concern). Most of these credits are characterized by stable cash flow, good margins and healthy free cash flow. Secondary market purchases (all at discounts to par) during the year included the bonds of Anchor Glass, Koppers Industries and Southern Natural Gas.

  We sold distressed positions in Autopistas Del Sol, Century Communications, Mission Resources, Neff Corp., PG&E National Energy and RBX Corp. We reduced our exposure to Millicom, Lyondell Chemical and Owens Brockway, and sold our entire position in Greif Bros.

  By the end of the fiscal year, the Fund's largest overweight positions were in packaging, energy-other (refiners, propane distributors and oil service companies), and manufacturing. We favor packaging because of the sector's stable end markets. We expect the oil service credits to benefit from increased drilling activity owing to strong hydrocarbon prices, while refiners should eventually benefit from tight capacity. Our manufacturing position is a play on a recovery in the industrial sector. We were encouraged by the Institute for Supply Management's data for December. At year end, the Fund's overall credit quality was equivalent to a "B" rating as measured by Standard & Poor's, which compares to a "B+" rating for our benchmark Index.

  We believe that the high yield market will continue to see healthy fund inflows in 2003, given the low yields available in other fixed income asset classes. We also expect the default rate to decline from 2002's lofty figure of 15%, as much of the poor quality issues of the late 1990s has already defaulted. Moreover, an improving economy bodes well for the default rate. New-issue volume is also likely to pick up

--------------------------------------------------------------------------------

as we expect significant refinancing activity. The level of price volatility is, however, likely to remain high. In summary, while spreads have tightened by over 100 basis points (1.00%) since last October, we believe there is still further tightening in store for patient investors.

IN CONCLUSION

  We appreciate your investment in High Current Income V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely.

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert F. Murray
Robert F. Murray
Vice President and Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                              HIGH CURRENT INCOME V.I. FUND+--   CREDIT SUISSE FIRST BOSTON HIGH
                                                                      CLASS A SHARES*                     YIELD INDEX++
                                                              --------------------------------   -------------------------------
12/92                                                                      10000                              10000
12/93                                                                      11784                              11891
12/94                                                                      11361                              11775
12/95                                                                      13316                              13822
12/96                                                                      14817                              15539
12/97                                                                      16447                              17501
12/98                                                                      15939                              17603
12/99                                                                      16887                              18180
12/00                                                                      15690                              17233
12/01                                                                      16319                              18233
12/02                                                                      16092                              18799

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ The Fund invests principally in fixed income securities with lower credit quality.
++ This unmanaged market-weighted Index is comprised of 1,625 high-yield debt securities rated BBB or lower.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

                       PERIOD COVERED                         % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/02                                        -1.39%
----------------------------------------------------------------------
Five Years Ended 12/31/02                                       -0.41
----------------------------------------------------------------------
Ten Years Ended 12/31/02                                        +4.88
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                               6-MONTH         12-MONTH      STANDARDIZED
                  AS OF DECEMBER 31, 2002                    TOTAL RETURN    TOTAL RETURN    30-DAY YIELD
---------------------------------------------------------------------------------------------------------
Class A Shares*                                                 +1.43%          -1.39%          11.43%
---------------------------------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index**                   +2.94           +3.11              --
---------------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged market-weighted Index is comprised of 1,625 high-yield debt securities rated BBB or lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
        INDUSTRY           RATINGS+   RATINGS+     AMOUNT                       CORPORATE BONDS                   VALUE
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE &                 B          B3        $   400,000      K & F Industries, 9.625% due
DEFENSE--0.1%                                                       12/15/2010(e)............................  $    407,000
---------------------------------------------------------------------------------------------------------------------------
AIRLINES--1.5%              A-         B1          1,500,000      American Airlines, 7.80% due 10/01/2006....     1,050,553
                            BBB        Ba2         2,319,322      Continental Airlines Inc., 7.033% due
                                                                    6/15/2011................................     1,555,731
                            D          Ca          4,000,000      USAir Inc., 10.375% due 3/01/2013(c).......     1,400,000
                                                                                                               ------------
                                                                                                                  4,006,284
---------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.2%            BB+        Ba2         1,000,000      AutoNation Inc., 9% due 8/01/2008..........     1,010,000
                            BB         Ba3           750,000      Dana Corporation, 9% due 8/15/2011.........       723,750
                            B          B3          1,805,000      Metaldyne Corporation, 11% due 6/15/2012...     1,480,100
                                                                                                               ------------
                                                                                                                  3,213,850
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--2.7%          B-         B3          2,262,000      Emmis Communications Corporation, 12.50%
                                                                    due 3/15/2011(d).........................     1,815,255
                            B+         Ba3           500,000      Entercom Radio, 7.625% due 3/01/2014.......       525,000
                            B-         B3            425,000      Entravision Communications Corporation,
                                                                    8.125% due 3/15/2009.....................       442,000
                            B-         B3          1,750,000      Nextmedia Operating Inc., 10.75% due
                                                                    7/01/2011................................     1,839,688
                            B-         Ba3           500,000      Panamsat Corporation, 8.50% due
                                                                    2/01/2012................................       477,500
                            B-         B3          1,500,000      Salem Communications Holding Corporation,
                                                                    9% due 7/01/2011.........................     1,573,125
                            B          B2            750,000      Sinclair Broadcasting Group, 8% due
                                                                    3/15/2012(e).............................       781,875
                                                                                                               ------------
                                                                                                                  7,454,443
---------------------------------------------------------------------------------------------------------------------------
CABLE--                     CCC+       Caa2        1,000,000      Cable Satisfaction International, 12.75%
INTERNATIONAL--0.5%                                                 due 3/01/2010............................       211,250
                            D          Ca          2,000,000      Cablevision SA, 13.75% due 5/01/2009(c)....       480,000
                            D          Ca          3,500,000      International Cabletel, Inc., 11.50% due
                                                                    2/01/2006(c)(d)..........................       332,500
                            D          Ca          2,000,000      NTL Incorporated, 10% due 2/15/2007(c).....       190,000
                            C          Ca          2,000,000      United Pan-Europe Communications, 13.75%
                                                                    due 2/01/2010(c)(d)......................       120,000
                                                                                                               ------------
                                                                                                                  1,333,750
---------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--2.3%           NR*        NR*         2,500,000      Century Communications Corporation, 8.375%
                                                                    due 12/15/2007(c)........................       650,000
                                                                  Charter Communications Holdings:
                            CCC+       B3          3,500,000        10% due 4/01/2009........................     1,557,500
                            CCC+       B3          1,000,000        10.75% due 10/01/2009....................       452,500
                            B+         B1            500,000      Echostar DBS Corporation, 9.125% due
                                                                    1/15/2009................................       526,250
                            NR*        NR*         4,000,000      Olympus Communications LP/Capital Corp.,
                                                                    10.625% due 11/15/2006(c)................     3,120,000
                                                                                                               ------------
                                                                                                                  6,306,250
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.5%             B          B3          1,400,000      Huntsman International LLC, 9.875% due
                                                                    3/01/2009................................     1,400,000
                            BB-        B2            500,000      ISP ChemCo., 10.25% due 7/01/2011..........       517,500
                            B-         B2          1,000,000      Koppers Industries, Inc., 9.875% due
                                                                    12/01/2007...............................       915,000
                            BB         Ba3         1,500,000      Lyondell Chemical Company, 9.875% due
                                                                    5/01/2007................................     1,440,000
                            BB-        Ba3         1,000,000      MacDermid, Inc., 9.125% due 7/15/2011......     1,067,500
                            BBB-       Ba1         1,500,000      Methanex Corporation, 8.75% due 8/15/2012..     1,590,000
                                                                                                               ------------
                                                                                                                  6,930,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
        INDUSTRY           RATINGS+   RATINGS+     AMOUNT                       CORPORATE BONDS                   VALUE
---------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--         BB+        Ba3       $ 2,625,000      American Greetings, 11.75% due 7/15/2008...  $  2,874,375
2.5%
                            B-         B2          1,325,000      Armkel LLC/Armkel Finance, 9.50% due
                                                                    8/15/2009................................     1,437,625
                            NR*        NR*         3,000,000      Corning Consumer Products, 9.625% due
                                                                    5/01/2008(c).............................       150,000
                            B          B2          2,000,000      Hockey Company, 11.25% due 4/15/2009.......     2,040,000
                            NR*        NR*         4,000,000      Polysindo International Finance Company BV,
                                                                    9.375% due 7/30/2007(c)..................       280,000
                                                                                                               ------------
                                                                                                                  6,782,000
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                 CCC+       NR*           500,000      AquaChem Inc., 11.25% due 7/01/2008........       375,000
MANUFACTURING--0.9%
                            BB-        Ba3         2,000,000      SPX Corporation, 7.50% due 1/01/2013.......     2,027,500
                                                                                                               ------------
                                                                                                                  2,402,500
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--2.3%                                           Dex Media East LLC:(e)
                            B          B2            400,000        9.875% due 11/15/2009....................       428,000
                            B          B3            500,000        12.125% due 11/15/2012...................       553,750
                            B          Ba3         1,000,000      Lamar Media Corporation, 7.25% due
                                                                    1/01/2013(e).............................     1,016,250
                            B          B3          2,000,000      Primedia, Inc., 7.625% due 4/01/2008.......     1,780,000
                                                                  R.H. Donnelley Financial Corporation I:(e)
                            B+         B1            150,000        8.875% due 12/15/2010....................       160,500
                            B+         B2            550,000        10.875% due 12/15/2012...................       599,500
                            B          B2          1,500,000      Yell Finance BV, 10.75% due 8/01/2011......     1,650,000
                                                                                                               ------------
                                                                                                                  6,188,000
---------------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &       NR*        Caa2          250,000      Kelley Oil & Gas Company, 14% due
PRODUCTION--2.4%                                                    4/15/2003................................       250,000
                            NR*        NR*         1,829,000      Southwest Royalties Inc., 10.50% due
                                                                    6/30/2004................................     1,801,565
                                                                  Tri-Union Development Corporation:
                            D          Caa2        1,701,000        12.50% due 6/01/2006.....................     1,360,800
                            D          Caa2          125,000        12.50% due 6/01/2006(e)..................       100,000
                            BB+        Ba2         3,000,000      Western Oil Sands Inc., 8.375% due
                                                                    5/01/2012................................     2,985,000
                                                                                                               ------------
                                                                                                                  6,497,365
---------------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--6.2%         BB-        Ba3         2,400,000      AmeriGas/Eagle Financial, 8.875% due
                                                                    5/20/2011................................     2,496,000
                            BB-        B1          1,125,000      El Paso Energy Partners, 8.50% due
                                                                    6/01/2011................................     1,043,438
                            CCC-       Caa3        4,000,000      Energy Corp. of America, 9.50% due
                                                                    5/15/2007................................     2,480,000
                            B          B2            650,000      Ferrellgas Partners LP, 8.75% due
                                                                    6/15/2012................................       672,750
                            B-         B3          1,500,000      Giant Industries, 11% due 5/15/2012........     1,005,000
                                                                  Hanover Equipment Trust:(e)
                            BB-        B1            350,000        (Series A), 8.50% due 9/01/2008..........       341,250
                            BB-        B1            650,000        (Series B), 8.75% due 9/01/2011..........       627,250
                            CCC        B3          4,150,000      Ocean Rig Norway AS, 10.25% due 6/01/2008..     3,735,000
                            BB-        B1          2,000,000      SESI, LLC, 8.875% due 5/15/2011............     2,040,000
                            B          B3          1,250,000      Tesoro Petroleum Corp., 9% due 7/01/2008...       825,000
                            B          B2          1,850,000      Trico Marine Services, 8.875% due
                                                                    5/15/2012................................     1,711,250
                                                                                                               ------------
                                                                                                                 16,976,938
---------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--2.0%        B          B3            950,000      American Seafood Group LLC, 10.125% due
                                                                    4/15/2010................................       969,000
                            NR*        NR*           294,118      Archibald Candy Corporation, 10% due
                                                                    11/01/2007...............................       264,706
                            CCC        Caa3        1,000,000      Aurora Foods Inc., 9.875% due 2/15/2007....       495,000
                            BB         Ba2         1,000,000      Canandaigua Brands, 8.625% due 8/01/2006...     1,060,000
                            B          B2            975,000      Del Monte Corporation, 8.625% due
                                                                    12/15/2012(e)............................       994,500
                            CCC-       Caa1        1,000,000      New World Pasta Company, 9.25% due
                                                                    2/15/2009................................       545,000
                            BB+        Ba2         1,000,000      Smithfield Foods Inc., 8% due 10/15/2009...     1,020,000
                                                                                                               ------------
                                                                                                                  5,348,206
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
        INDUSTRY           RATINGS+   RATINGS+     AMOUNT                       CORPORATE BONDS                   VALUE
---------------------------------------------------------------------------------------------------------------------------
GAMING--3.8%                                                      Boyd Gaming Corporation:
                            B+         B1        $ 1,625,000        8.75% due 4/15/2012......................  $  1,690,000
                            B+         B1          1,500,000        7.75% due 12/15/2012(e)..................     1,468,125
                            NR*        NR*         2,410,000      GB Property Funding Corp., 11% due
                                                                    9/29/2005................................     1,590,600
                            BB+        Ba2           250,000      Park Place Entertainment, 7.875% due
                                                                    3/15/2010................................       254,375
                            CCC        Caa1        5,000,000      Trump Atlantic City Associates/Funding
                                                                    Inc., 11.25% due 5/01/2006...............     3,900,000
                            B-         Caa1        1,500,000      Venetian Casino/LV Sands, 11% due
                                                                    6/15/2010(e).............................     1,567,500
                                                                                                               ------------
                                                                                                                 10,470,600
---------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.6%           B+         B1          2,000,000      Beverly Enterprises Inc., 9% due
                                                                    2/15/2006................................     1,680,000
                            B          B3          1,000,000      Fisher Scientific International, 8.125% due
                                                                    5/01/2012................................     1,035,000
                            NR*        NR*           500,000      Ivax Corporation, 5.50% due 5/15/2007......       444,375
                            BB-        Ba3           900,000      PerkinElmer Inc., 8.875% due 1/15/2013(e)..       886,500
                            B          B2            425,000      Sybron Dental Specialties, 8.125% due
                                                                    6/15/2012................................       429,250
                                                                                                               ------------
                                                                                                                  4,475,125
---------------------------------------------------------------------------------------------------------------------------
HOUSING--2.1%               BB         Ba2           500,000      Beazer Homes USA, 8.375% due 4/15/2012.....       515,000
                            BB         Ba1         1,375,000      D.R. Horton, Inc., 7.50% due 12/01/2007....     1,347,500
                            BB-        Ba3           375,000      Forest City Enterprises Inc., 8.50% due
                                                                    3/15/2008................................       375,000
                            NR*        NR*         3,000,000      Tapco International Corporation, 12.50% due
                                                                    8/01/2009(e).............................     2,932,500
                            B          Ba3           600,000      WCI Communities Inc., 9.125% due
                                                                    5/01/2012................................       540,000
                                                                                                               ------------
                                                                                                                  5,710,000
---------------------------------------------------------------------------------------------------------------------------
INFORMATION                 BB-        Ba2         1,000,000      Celestica Inc., 4.69% due 8/01/2020(d).....       458,750
TECHNOLOGY--1.7%
                            CCC+       B3          1,800,000      ON Semiconductor Corporation, 12% due
                                                                    5/15/2008(e).............................     1,323,000
                            BB+        Ba2         1,500,000      Seagate Technology HDD Holdings, 8% due
                                                                    5/15/2009(e).............................     1,552,500
                            BB         Ba3         1,400,000      Solectron Corporation, 9.625% due
                                                                    2/15/2009................................     1,365,000
                                                                                                               ------------
                                                                                                                  4,699,250
---------------------------------------------------------------------------------------------------------------------------
LEISURE--4.3%               BB-        Ba3           959,000      Felcor Lodging LP, 8.50% due 6/01/2011.....       944,615
                            BB-        Ba3         2,000,000      HMH Properties, Inc., 8.45% due
                                                                    12/01/2008...............................     1,975,000
                            BB-        Ba3           500,000      Host Marriott LP, 9.50% due 1/15/2007......       507,500
                            BBB-       Ba1           500,000      ITT Corporation (New), 7.75% due
                                                                    11/15/2025...............................       455,000
                            B+         B1          2,000,000      Intrawest Corporation, 10.50% due
                                                                    2/01/2010................................     2,100,000
                            B          B2          1,625,000      John Q. Hammons Hotels, 8.875% due
                                                                    5/15/2012................................     1,633,125
                            B          B1            500,000      Meristar Hospitality Corp., 10.50% due
                                                                    6/15/2009................................       456,250
                            B          B2          4,000,000      Premier Parks Inc., 9.75% due 6/15/2007....     3,880,000
                                                                                                               ------------
                                                                                                                 11,951,490
---------------------------------------------------------------------------------------------------------------------------
MACHINERY/                  BB+        Ba2         2,500,000      JLG Industries Inc., 8.375% due
CONSTRUCTION--0.8%                                                  6/15/2012................................     2,075,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
        INDUSTRY           RATINGS+   RATINGS+     AMOUNT                       CORPORATE BONDS                   VALUE
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.4%         CCC        Caa2      $ 3,500,000      Blount Inc., 13% due 8/01/2009.............  $  2,178,750
                            CCC+       Caa1        4,000,000      Columbus McKinnon Corp., 8.50% due
                                                                    4/01/2008................................     2,880,000
                            B-         Caa1        4,876,000      Eagle-Picher Industries, 9.375% due
                                                                    3/01/2008................................     3,437,580
                            B          B3            825,000      Foamex LP/Capital Corporation, 10.75% due
                                                                    4/01/2009(e).............................       577,500
                            CCC+       Caa1        4,650,000      International Wire Group, Inc., 11.75% due
                                                                    6/01/2005................................     2,813,250
                            B+         B3            950,000      NMHG Holding Company, 10% due 5/15/2009....       950,000
                            B-         B3            325,000      Rexnord Corporation, 10.125% due
                                                                    12/15/2012(e)............................       333,125
                            BB-        B1          1,750,000      Wolverine Tube Inc., 10.50% due 4/01/2009..     1,785,000
                                                                                                               ------------
                                                                                                                 14,955,205
---------------------------------------------------------------------------------------------------------------------------
METAL--OTHER--2.1%          B-         B3          5,932,000      Great Lakes Carbon Corp., 7.175% due
                                                                    5/15/2008(a).............................     4,211,720
                            BB-        B1          1,000,000      Oregon Steel Mills Inc., 10% due
                                                                    7/15/2009(e).............................     1,015,000
                            CCC-       Caa3        1,000,000      Ormet Corporation, 11% due 8/15/2008(e)....       520,000
                                                                                                               ------------
                                                                                                                  5,746,720
---------------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.9%       BB         Ba3         1,000,000      Luscar Coal Ltd., 9.75% due 10/15/2011.....     1,071,250
                            B+         B1          4,030,000      P & L Coal Holdings Corp., 9.625% due
                                                                    5/15/2008................................     4,256,688
                                                                                                               ------------
                                                                                                                  5,327,938
---------------------------------------------------------------------------------------------------------------------------
MULTI-SECTOR                NR*        NR*           500,000      Morgan Stanley TRACERS, 9.374% due
HOLDINGS--0.2%                                                      12/15/2012(e)(g).........................       502,635
---------------------------------------------------------------------------------------------------------------------------
PACKAGING--10.3%            NR*        Caa2        2,000,000      Anchor Glass, 11.25% due 4/01/2005.........     1,970,000
                            B-         B3          1,075,000      Berry Plastics, 10.75% due 7/15/2012.......     1,144,875
                            B-         B3            600,000      Bway Corporation, 10% due 10/15/2010(e)....       622,500
                            CCC        Caa1        7,000,000      Consolidated Container Company, 10.125% due
                                                                    7/15/2009................................     4,698,750
                                                                  Graham Packaging Company:
                            CCC+       NR*           250,000        10.75% due 1/15/2009(d)..................       247,812
                            CCC+       Caa1          375,000        8.75% due 1/15/2008......................       367,969
                            B+         B2            250,000      Graphic Packaging Corporation, 8.625% due
                                                                    2/15/2012................................       263,125
                            B-         Caa1        3,250,000      Huntsman Packaging Corporation, 13% due
                                                                    6/01/2010................................     2,981,875
                            BB         B2          1,000,000      Owens-Brockway Glass Container, 8.875% due
                                                                    2/15/2009................................     1,030,000
                            B+         B3          2,500,000      Owens-Illinois Inc., 8.10% due 5/15/2007...     2,412,500
                            B+         B3          1,325,000      Plastipak Holdings Inc., 10.75% due
                                                                    9/01/2011................................     1,392,906
                            B          B2          4,000,000      Portola Packaging Inc., 10.75% due
                                                                    10/01/2005...............................     4,040,000
                            B-         B3          6,500,000      Tekni-Plex Inc., 12.75% due 6/15/2010......     6,077,500
                            CCC+       Caa1        2,150,000      US Can Corporation, 12.375% due
                                                                    10/01/2010...............................       924,500
                                                                                                               ------------
                                                                                                                 28,174,312
---------------------------------------------------------------------------------------------------------------------------
PAPER--2.5%                                                       Ainsworth Lumber Company:
                            B-         B3          2,250,000        12.50% due 7/15/2007(a)..................     2,340,000
                            B-         B3          2,000,000        13.875% due 7/15/2007....................     2,140,000
                            D          Ca          5,000,000      Doman Industries Limited, 9.25% due
                                                                    11/15/2007(c)............................       625,000
                            B          NR*           500,000      MDP Acquisitions PLC, 9.625% due
                                                                    10/01/2012(e)............................       520,000
                            B+         B3            500,000      Millar Western Forest, 9.875% due
                                                                    5/15/2008................................       475,000
                            BB+        Ba2           525,000      Norske Skog of Canada, 8.625% due
                                                                    6/15/2011................................       528,938
                            BB         Ba3           200,000      Pope & Talbot, 8.375% due 6/01/2013........       173,500
                                                                                                               ------------
                                                                                                                  6,802,438
---------------------------------------------------------------------------------------------------------------------------
PIPELINES--0.3%             BB         Ba1         1,000,000      Southern Natural Gas, 8% due 3/01/2032.....       880,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
        INDUSTRY           RATINGS+   RATINGS+     AMOUNT                       CORPORATE BONDS                   VALUE
---------------------------------------------------------------------------------------------------------------------------
SERVICES--4.4%              B+         Ba2       $   475,000      Airgas Inc., 9.125% due 10/01/2011.........  $    513,000
                                                                  Allied Waste North America:
                            BB-        Ba3         4,000,000        7.375% due 1/01/2004.....................     4,000,000
                            BB-        Ba3         1,000,000        8.875% due 4/01/2008.....................     1,015,000
                            CCC-       C           1,000,000      Anthony Crane Rental LP, 10.375% due
                                                                    8/01/2008................................       100,000
                            CCC-       NR*        10,000,000      Anthony Crane Rentals, 13.375% due
                                                                    8/01/2009(d).............................       100,000
                            B          B2            875,000      Coinmach Corporation, 9% due 2/01/2010.....       917,656
                            B-         B3          3,000,000      IESI Corporation, 10.25% due 6/15/2012.....     2,895,000
                            NR*        NR*         3,500,000      Mid-American Waste Systems, Inc., 12.25%
                                                                    due 2/15/2003(c).........................             0
                            B          B3            300,000      National Waterworks Inc., 10.50% due
                                                                    12/01/2012(e)............................       313,125
                            CCC+       Caa3        1,250,000      Protection One Alarm Monitoring, 8.125% due
                                                                    1/15/2009................................       937,500
                            B          B3          1,225,000      Synagro Technologies Inc., 9.50% due
                                                                    4/01/2009................................     1,277,063
                                                                                                               ------------
                                                                                                                 12,068,344
---------------------------------------------------------------------------------------------------------------------------
STEEL--0.4%                 B          B3          1,250,000      UCAR Finance Inc., 10.25% due 2/15/2012....       993,750
                            CCC-       Caa3        1,925,000      Weirton Steel Corporation, 0.50% due
                                                                    4/01/2008(c)(d)..........................       192,500
                            NR*        NR*         3,500,000      Wheeling Pittsburgh Corp., 9.25% due
                                                                    11/15/2007(c)............................        35,000
                                                                                                               ------------
                                                                                                                  1,221,250
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--        NR*        NR*         4,000,000      Energis PLC, 9.75% due 6/15/2009(c)........        20,000
0.4%
                            B-         Ba3         1,250,000      Qwest Corporation, 7.625% due 6/09/2003....     1,225,000
                                                                                                               ------------
                                                                                                                  1,245,000
---------------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES--0.1%    BB-        Ba3           250,000      Stena AB, 9.625% due 12/01/2012(e).........       258,125
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.4%        CCC        Caa2          250,000      American Commercial LLC, 11.25% due
                                                                    1/01/2008................................        80,000
                            B+         B2          1,000,000      Sea Containers Ltd., 12.50% due
                                                                    12/01/2004...............................       935,000
                                                                                                               ------------
                                                                                                                  1,015,000
---------------------------------------------------------------------------------------------------------------------------
UTILITY--8.9%                                                     The AES Corporation:
                            B-         B3          3,000,000        9.50% due 6/01/2009......................     1,837,500
                            B-         B3          3,475,000        9.375% due 9/15/2010.....................     2,085,000
                            B-         B3            650,000        8.875% due 2/15/2011.....................       377,000
                            C          C           4,000,000      AES Drax Energy Ltd., 11.50% due
                                                                    8/30/2010(c).............................        50,000
                            BB+        Ba1         2,000,000      AES Eastern Energy, 9% due 1/02/2017.......     1,841,780
                            NR*        NR*         1,750,000      CIA Saneamento Basico, 10% due
                                                                    7/28/2005(e).............................     1,277,500
                                                                  CMS Energy Corporation:
                            B+         B3          2,000,000        7.50% due 1/15/2009......................     1,700,000
                            NR*        B3            500,000        8.50% due 4/15/2011......................       435,000
                            BB         Ba3         5,568,888      Caithness Coso Fund Corp., 9.05% due
                                                                    12/15/2009...............................     5,457,510
                                                                  Calpine Corporation:
                            B+         B1            135,000        4% due 12/26/2006(e).....................        66,487
                            B+         B1          2,000,000        8.75% due 7/15/2007......................       870,000
                            BB         Ba1         2,641,000      ESI Tractebel Acquisition Corp., 7.99% due
                                                                    12/30/2011...............................     2,378,458
                            BB-        Ba3         1,250,000      Midland Funding II, 11.75% due 7/23/2005...     1,275,000
                            BB         Ba3         1,000,000      Mirant Americas Generation LLC, 7.625% due
                                                                    5/01/2006................................       525,000
                            B-         B3          1,300,000      Mission Energy Holdings, 13.50% due
                                                                    7/15/2008................................       299,000
                            A          Baa2        2,311,000      Niagara Mohawk Power Corp., 8.77% due
                                                                    1/01/2018................................     2,418,475
                            BBB-       Baa3        2,000,000      PSEG Energy Holdings, 8.625% due
                                                                    2/15/2008................................     1,670,000
                                                                                                               ------------
                                                                                                                 24,563,710
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
        INDUSTRY           RATINGS+   RATINGS+     AMOUNT                       CORPORATE BONDS                   VALUE
---------------------------------------------------------------------------------------------------------------------------
WIRELESS--4.2%              B-         Caa1      $ 2,300,000      American Tower Systems Corporation, 9.375%
                                                                    due 2/01/2009............................  $  1,794,000
                            CC         Caa3        5,825,000      Millicom International Cellular SA, 13.50%
                                                                    due 6/01/2006(d).........................     2,854,250
                            NR*        NR*         2,260,261      NII Holdings Inc., 13% due
                                                                    11/01/2009(d)(e).........................     1,627,388
                            CCC+       Caa1        5,975,000      Nextel Partners Inc., 14% due
                                                                    2/01/2009(d).............................     4,481,250
                            BBB        Baa2          808,000      Tritel PCS Inc., 10.375% due 1/15/2011.....       864,560
                                                                                                               ------------
                                                                                                                 11,621,448
---------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN CORPORATE BONDS
                                                                  (COST--$305,151,473)--82.9%                   227,610,176
---------------------------------------------------------------------------------------------------------------------------
                                                   SHARES
                                                    HELD                       PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--0.9%                                     2,149      Cumulus Media, Inc. (Series A), 13.75%(a)..     2,406,701
---------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%                             5,511      NTL Incorporated (Series B)(a)(c)..........        13,778
---------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--2.5%                                     72,551      CSC Holdings Inc., (Series A)(a)...........     6,747,243
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--0.4%                               20,000      Primedia, Inc. (Series H)..................     1,230,000
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.1%                             120,000      California Federal Bank (Series A).........     3,121,200
---------------------------------------------------------------------------------------------------------------------------
STEEL--1.2%                                          120,000      United States Steel LLC (Preferred)........     3,116,400
                                                      31,500      Weirton Steel Corporation(c)...............        31,500
                                                                                                               ------------
                                                                                                                  3,147,900
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.0%                                   1      Intermedia Communications Inc.
                                                                    (Convertible)(a)(c)......................            34
---------------------------------------------------------------------------------------------------------------------------
WIRELESS--1.3%                                         3,901      Nextel Communications, Inc. (Series
                                                                    D)(a)....................................     3,588,874
---------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                                  (COST--$25,979,133)--7.4%                      20,255,730
---------------------------------------------------------------------------------------------------------------------------
                                                                                 COMMON STOCKS
---------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.0%                                       5,000      Allied Signal Litigation Trust(c)..........             0
                                                       5,000      Breed Creditors Litigation Trust(c)........             0
                                                                                                               ------------
                                                                                                                          0
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--0.0%                                    24,865      UnitedGlobalCom Inc. (Class A)(c)..........        59,676
---------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--0.9%                                 214,156      NII Holdings Inc. (Class B)(c).............     2,452,086
---------------------------------------------------------------------------------------------------------------------------
ENERGY-EXPLORATION & PRODUCTION--0.2%                 27,435      Southwest Royalties Inc.(c)................       377,237
                                                       1,180      Tri-Union Development Corporation(c).......            12
                                                       2,000      Tribo Petroleum Corporation (Class A)(c)...            20
                                                                                                               ------------
                                                                                                                    377,269
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL--OTHER--0.0%                             2,000,000      AMRESCO, Inc. Creditor Trust (Units)(c)....        50,000
---------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--0.1%                                   1,624      Archibald Candy Corporation(c).............       151,032
---------------------------------------------------------------------------------------------------------------------------
GAMING--0.1%                                         117,808      GB Holdings Inc.(c)........................       338,109
---------------------------------------------------------------------------------------------------------------------------
INFORMATION SYSTEMS--0.1%                             34,087      Dictaphone Corporation(c)..................       136,348
                                                   3,000,000      Dictaphone Corporation Litigation Trust
                                                                    (Units)(c)...............................            30
                                                                                                               ------------
                                                                                                                    136,378
---------------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.0%                                 80,000      Horizon Natural Resources Company(c).......           800
---------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN COMMON STOCKS
                                                                  (COST--$18,317,579)--1.3%                       3,565,350
---------------------------------------------------------------------------------------------------------------------------
                                                                                  WARRANTS(B)
---------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--0.0%                                      2,809      Grand Union Co.............................             3
---------------------------------------------------------------------------------------------------------------------------
INFORMATION SYSTEMS--0.0%                             30,773      Dictaphone Corporation.....................           960
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                                   SHARES
        INDUSTRY                                    HELD                          WARRANTS(B)                     VALUE
---------------------------------------------------------------------------------------------------------------------------
[IX
PACKAGING--0.0%                                        4,000      Pliant Corporation.........................  $      4,000
---------------------------------------------------------------------------------------------------------------------------
RETAIL--0.0%                                          17,307      Bradlees Inc...............................            17
---------------------------------------------------------------------------------------------------------------------------
STEEL--0.0%                                              750      Republic Technologies......................             8
---------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN WARRANTS
                                                                  (COST--$4,615,533)--0.0%                            4,988
---------------------------------------------------------------------------------------------------------------------------
                                                 PARTNERSHIP
                                                  INTEREST                   SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
[IX
                                                 $15,966,713      Merrill Lynch Liquidity Series, LLC Cash
                                                                    Sweep Series II(f).......................    15,966,713
---------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                                  (COST--$15,966,713)--5.8%                      15,966,713
---------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS
                                                                  (COST--$370,030,431)--97.4%................   267,402,957
                                                                  OTHER ASSETS LESS LIABILITIES--2.6%........     7,131,282
                                                                                                               ------------
                                                                  NET ASSETS--100.0%.........................  $274,534,239
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

  * Not Rated.
+ Ratings of issues shown are unaudited.
(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c) Non-income producing security.
(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------------
                                                                  NET            NET        INTEREST
AFFILIATE                                                      ACTIVITY         COST         INCOME
----------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $15,966,713    $15,966,713    $26,489
----------------------------------------------------------------------------------------------------

(g) Traded Custody Receipts (TRACERS).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$370,030,431).......                  $ 267,402,957
Receivables:
  Interest..................................................  $   6,140,399
  Securities sold...........................................      1,453,559
  Dividends.................................................        387,889
  Capital shares sold.......................................            152       7,981,999
                                                              -------------
Prepaid expenses............................................                          1,940
                                                                              -------------
Total assets................................................                    275,386,896
                                                                              -------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank............................................        429,796
  Capital shares redeemed...................................        163,142
  Investment adviser........................................        115,068
  Securities purchased......................................        112,240         820,246
                                                              -------------
Accrued expenses and other liabilities......................                         32,411
                                                                              -------------
Total liabilities...........................................                        852,657
                                                                              -------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 274,534,239
                                                                              =============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
shares authorized+..........................................                  $   4,104,694
Paid-in capital in excess of par............................                    515,071,848
Undistributed investment income--net........................  $   3,677,348
Accumulated realized capital losses on investments--net.....   (145,692,177)
Unrealized depreciation on investments--net.................   (102,627,474)
                                                              -------------
Total accumulated losses--net...............................                   (244,642,303)
                                                                              -------------
NET ASSETS..................................................                  $ 274,534,239
                                                                              =============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $274,534,239 and 41,046,943
shares outstanding..........................................                  $        6.69
                                                                              =============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                $ 30,811,792
Dividends...................................................                   2,405,275
Other income................................................                     141,175
                                                                            ------------
Total income................................................                  33,358,242
                                                                            ------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,535,881
Accounting services.........................................     112,738
Professional fees...........................................      47,981
Transfer agent fees.........................................      38,971
Printing and shareholder reports............................      32,727
Custodian fees..............................................      26,978
Pricing services............................................      19,446
Directors' fees and expenses................................      14,321
Registration fees...........................................         820
Other.......................................................      15,380
                                                              ----------
Total expenses..............................................                   1,845,243
                                                                            ------------
Investment income--net......................................                  31,512,999
                                                                            ------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................                 (71,478,950)
Change in unrealized depreciation on investments--net.......                  30,512,074
                                                                            ------------
Total realized and unrealized loss on investments--net......                 (40,966,876)
                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ (9,453,877)
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2002            2001
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 31,512,999    $ 44,470,976
Realized loss on investments--net...........................     (71,478,950)    (34,286,627)
Change in unrealized depreciation on investments--net.......      30,512,074       6,504,510
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................      (9,453,877)     16,688,859
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net:..............................................     (33,490,518)    (43,789,624)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (47,244,664)    (12,520,404)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (90,189,059)    (39,621,169)
Beginning of year...........................................     364,723,298     404,344,467
                                                                ------------    ------------
End of year*................................................    $274,534,239    $364,723,298
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  3,677,348    $  4,611,818
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.                                                                         CLASS A
                                                          ------------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2002         2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $   7.53     $   8.06     $   9.59     $  10.11     $  11.52
                                                          --------     --------     --------     --------     --------
Investment income--net+...............................         .68          .88          .96         1.00         1.05
Realized and unrealized loss on investments--net......        (.80)        (.55)       (1.59)        (.43)       (1.40)
                                                          --------     --------     --------     --------     --------
Total from investment operations......................        (.12)         .33         (.63)         .57         (.35)
                                                          --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net..............................        (.72)        (.86)        (.90)       (1.09)       (1.02)
  In excess of investment income--net.................          --           --           --           --++         --
  In excess of realized gain on investments--net......          --           --           --           --         (.04)
                                                          --------     --------     --------     --------     --------
Total dividends and distributions.....................        (.72)        (.86)        (.90)       (1.09)       (1.06)
                                                          --------     --------     --------     --------     --------
Net asset value, end of year..........................    $   6.69     $   7.53     $   8.06     $   9.59     $  10.11
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................      (1.39%)       4.01%       (7.09%)       5.95%       (3.09%)
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .57%         .58%         .54%         .52%         .53%
                                                          ========     ========     ========     ========     ========
Investment income--net................................       9.75%       10.82%       10.72%       10.10%        9.52%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $274,534     $364,723     $404,344     $498,392     $521,900
                                                          ========     ========     ========     ========     ========
Portfolio turnover....................................      51.73%       32.01%       28.63%       23.14%       33.63%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. High Current Income V.I. Fund (the "Fund") (formerly High Current Income Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (e) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

--------------------------------------------------------------------------------

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $1,043,048 have been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Core Bond Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and ..40% of such average daily net assets in excess of $750 million. For the year ended December 31, 2002, the aggregate average daily net assets of the Fund and Core Bond Fund was approximately $993,794,029.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $7,094 in commissions on the execution of portfolio security transactions.

  For the year ended December 31, 2002, Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, earned $2,587 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $10,423 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $152,073,120 and $205,553,648, respectively.

  Net realized losses for the year ended December 31, 2002 and net unrealized losses as of December 31, 2002 were as follows:

------------------------------------------------------------------
                                        Realized      Unrealized
                                         Losses         Losses
------------------------------------------------------------------
Long-term investments...............  $(71,478,903)  $(102,627,474)

Short-term investments..............           (47)             --
                                      ------------   -------------

Total...............................  $(71,478,950)  $(102,627,474)
                                      ============   =============
------------------------------------------------------------------

  At December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $102,772,700, of which $4,877,612 related to appreciated securities and $107,650,312 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $370,175,657.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2002                       Shares          Amount
-----------------------------------------------------------------
Shares sold.........................    1,746,518    $ 12,305,847

Shares issued to shareholders in
 reinvestment of dividends..........    4,806,450      33,490,518
                                      -----------    ------------

Total issued........................    6,552,968      45,796,365

Shares redeemed.....................  (13,922,404)    (93,041,029)
                                      -----------    ------------

Net decrease........................   (7,369,436)   $(47,244,664)
                                      ===========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,525,803    $ 12,188,414

Shares issued to shareholders in
 reinvestment of dividends...........   5,484,317      43,789,624
                                       ----------    ------------

Total issued.........................   7,010,120      55,978,038
Shares redeemed......................  (8,769,554)    (68,498,442)
                                       ----------    ------------
Net decrease.........................  (1,759,434)   $(12,520,404)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002 in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund paid an ordinary income dividend of $.066068 on January 2, 2003 to shareholders of record on December 31, 2002.

  The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                         12/31/2002    12/31/2001
------------------------------------------------------------------
Distributions paid from:

 Ordinary income.......................  $33,490,518   $43,789,624
                                         -----------   -----------

Total taxable distributions............  $33,490,518   $43,789,624
                                         ===========   ===========
------------------------------------------------------------------

  As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------

Undistributed ordinary income--net................  $   4,555,601

Undistributed long-term capital gains--net........             --
                                                    -------------

Total undistributed earnings--net.................      4,555,601

Capital loss carryforward.........................   (134,790,499)*

Unrealized losses--net............................   (114,407,405)**
                                                    -------------

Total accumulated losses--net.....................  $(244,642,303)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $134,790,499, of which $3,029,074 expires in 2006, $9,712,654, expires in
   2007, $23,145,308 expires in 2008, $35,064,410 expires in 2009, and
   $63,839,053 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differences between book and tax in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, HIGH CURRENT INCOME V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Current Income V.I. Fund (formerly, High Current Income Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of High Current Income V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2002, Index 500 V.I. Fund's Class A Shares had a total return of -22.40%, compared to the unmanaged benchmark Standard & Poor's (S&P) 500 Index's total return of -22.10%.

  The year 2002 represented the third consecutive year whereby the S&P 500 Index posted a negative return with the Index falling a total of 589.43 points during the past three years and a three-year annualized total return of -14.55%. In 2002, value outperformed growth with the S&P 500 Barra Value Index posting a total return of -20.85% compared to -23.59% for the S&P 500 Barra Growth Index for the same period.

  All ten S&P 500 Index sectors posted negative returns in 2002, further evidence that the decline during the year was across the whole market, although some sectors negatively impacted performance more than others. The technology sector entered a bear market in early 2000, and continued to contribute to the decline in 2002, with information technology and telecommunications posting the worst returns for the year ended December 31, 2002, at -37.57% and-35.89%, respectively. Sectors most resilient to the market decline were consumer staples, which had a return of -6.31%, and materials, which had a -7.71% return for the fiscal year.

  The first quarter of 2002 was quiet and uneventful relative to the rest of the year. A turn for the worse occurred in the second quarter as extreme volatility overtook the markets. The excessive volatility was mainly because of high-profile companies failing one after another and increased concerns over accounting standards. Although U.S. markets experienced three weeks of consecutive gains in August, the markets lost ground for the next five consecutive weeks and closed with negative returns for the third quarter. A significant rebound was seen in the fourth quarter with the S&P 500 Index closing up 64.54 points at 879.82, with a total return of +8.44% for the last quarter of 2002. Technology rebounded with telecommunications and information technology posting the best sector returns, of +36.43% and +22.23%, respectively. Better-than-estimated corporate earnings reports and the belief that corporate earnings have "bottomed" spurred an improvement in market conditions. The impressive fourth quarter rally can also be partially attributed to the promise of fiscal stimulus from the Federal Reserve Board cutting interest rates late in 2002.

  After cutting interest rates 11 consecutive times in 2001, the Federal Reserve Board left interest rates unchanged at 1.75% until the fourth quarter of 2002. At the November 6, 2002 Federal Open Market Committee meeting, the Federal Reserve Board decided to lower its target rate by an unexpected 50 basis points (.50%) to 1.25%. Economic data indicated that greater uncertainty, in part attributable to heightened geopolitical risks, was inhibiting spending, production and employment. At its November 7, 2002 meeting, the Governing Council of the European Central Bank (ECB) declined to match the half-point rate reduction by the U.S. Federal Reserve Board and left its rate unchanged at 3.25%. However, at its December 5, 2002 meeting, the ECB cut rates by 50 basis points to 2.75%, reflecting the persistently high degree of uncertainty. Over time, the current accommodative stance of monetary policy, coupled with still robust underlying growth in productivity, should be sufficient to foster an improving business climate. However, considerable uncertainty persists about the extent and timing of the expected pickup in production and employment.

  After the worst returns of the year in September with the S&P 500 Index at -10.87% for the month, the fourth quarter of 2002 brought the positive returns that investors were hoping for, but they did not come without volatility. October and November were significantly positive months, but December again gave way to negative returns. Looking ahead to 2003, investor confidence remains shaken with the possibility of military action in Iraq, unexpectedly high unemployment and disappointing holiday sales. Consumer confidence fell unexpectedly fell in December for the sixth time in seven months as unemployment threatens to undermine spending and U.S. economic growth early next year.

PORTFOLIO MATTERS

  The Fund closed on December 31, 2002 with net assets of $319.7 million. The principal investments of the Fund are in S&P 500 Index stocks with weightings of individual stocks in proportion to that of the Index. Incremental cash flows are typically invested through the use of S&P 500 Index futures contracts, which serve as a means to invest cash balances. At December 31, 2002, the Fund's equity portfolio was valued at $314 million in equity, which represented approximately 98% of the Fund's net assets. In addition, the Fund held a long

--------------------------------------------------------------------------------

position in S&P 500 March 2003 futures contracts. Through its holding of equities and futures contracts, it is the Fund's goal to be 100% invested in the S&P 500 Index at all times.

  Twenty-four changes in the composition of the S&P 500 Index were made in 2002. In response to these changes, we added the following equities to the Trust's portfolio during the year: Plum Creek Timber Company Inc., MeadWestvaco Corporation, ACE Limited, Rational Software Corporation, Marshall & Ilsley Corporation, First Tennessee National Corporation, American Standard Companies, Inc., BJ Services Company, Apollo Group, Inc., Simon Property Group, Inc., North Fork Bancorporation, SunGard Data Systems Inc., Electronic Arts Inc., The Principal Financial Group, Inc., eBay Inc., Prudential Financial, Inc., Goldman Sachs Group, United Parcel Service, Inc., Anthem Inc., Monsanto Co., Travelers Property Casualty Corp., RJ Reynolds Tobacco Holdings, Inc., Comcast Corporation and Quest Diagnostics Incorporated.

IN CONCLUSION:

  We appreciate your investment in Index 500 V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                               INDEX 500 V.I. FUND+--CLASS A
                                                                          SHARES*                 STANDARD & POOR'S 500 INDEX++
                                                               -----------------------------      -----------------------------
12/13/96**                                                                10000.00                           10000.00
12/96                                                                     10168.00                           10000.00
12/97                                                                     13504.00                           13336.00
12/98                                                                     17323.00                           17147.00
12/99                                                                     20874.00                           20755.00
12/00                                                                     18918.00                           18865.00
12/01                                                                     16595.00                           16623.00
12/02                                                                     12878.00                           12949.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ The Fund is required to invest at least 80% of its net assets in the common stocks in the S&P 500 Index and in derivative instruments linked to the S&P 500.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. The starting date for the Index in the graph is from 12/31/96.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                  -22.40%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                 - 0.95
--------------------------------------------------------------------------------
Inception (12/13/96) to 12/31/02                                          + 4.27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2002                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                  -10.40%        -22.40%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                    -10.30         -22.10
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD        VALUE
-------------------------------------------------------
3M Co. ......................      15,273  $  1,883,161
ACE Limited..................       9,800       287,532
+ADC Telecommunications,
  Inc. ......................      34,249        71,580
+The AES Corporation.........      21,822        65,902
AFLAC Incorporated...........      19,842       597,641
ALLTEL Corporation...........      11,387       580,737
+AMR Corporation.............       6,735        44,451
+AOL Time Warner Inc. .......     174,648     2,287,889
AT&T Corp. ..................      29,979       782,752
+AT&T Wireless Services
  Inc. ......................     106,759       603,188
Abbott Laboratories..........      60,420     2,416,800
Adobe Systems Incorporated...       9,080       226,183
Adolph Coors Company (Class
  B).........................         741        45,386
+Advanced Micro Devices,
  Inc. ......................      12,172        78,631
Aetna Inc. (New Shares)......       5,343       219,704
+Agilent Technologies,
  Inc. ......................      19,594       351,908
Air Products and Chemicals,
  Inc. ......................       9,089       388,555
Alberto-Culver Company (Class
  B).........................       2,521       127,058
Albertson's, Inc. ...........      13,347       297,104
Alcoa Inc. ..................      33,824       770,511
Allegheny Energy, Inc. ......       3,922        29,650
Allegheny Technologies
  Incorporated...............       3,561        22,185
Allergan Inc. ...............       4,827       278,132
+Allied Waste Industries,
  Inc. ......................       8,694        86,940
The Allstate Corporation.....      26,945       996,696
+Altera Corporation..........      13,847       170,872
Ambac Financial Group,
  Inc. ......................       3,832       215,512
Amerada Hess Corporation.....       3,105       170,930
Ameren Corporation...........       5,997       249,295
American Electric Power
  Company, Inc. .............      12,018       328,452
American Express Company.....      50,478     1,784,397
+American Greetings
  Corporation (Class A)......       2,113        33,385
American International Group,
  Inc. ......................     101,507     5,872,180
+American Power Conversion
  Corporation................       6,276        95,081
+American Standard Companies,
  Inc. ......................       2,900       206,306
AmerisourceBergen
  Corporation................       3,935       213,710
+Amgen Inc. .................      50,323     2,432,614
AmSouth Bancorporation.......      16,230       311,616
Anadarko Petroleum
  Corporation................       9,768       467,887
+Analog Devices, Inc. .......      14,973       357,405
+Andrew Corporation..........       3,625        37,265
Anheuser-Busch Companies,
  Inc. ......................      32,931     1,593,860
+Anthem, Inc. ...............       5,318       334,502
Aon Corporation..............      11,475       216,763
Apache Corporation...........       5,222       297,602
+Apollo Group, Inc. (Class
  A).........................       6,400       281,600
+Apple Computer, Inc. .......      13,395       191,950
Applera Corporation-Applied
  Biosystems Group...........       9,252       162,280
+Applied Materials, Inc. ....      65,462       852,970

                                 SHARES
        COMMON STOCKS             HELD        VALUE
-------------------------------------------------------
+Applied Micro Circuits
  Corporation................       9,421  $     34,763
Archer-Daniels-Midland
  Company....................      27,682       343,257
Ashland Inc. ................       3,091        88,186
Autodesk, Inc. ..............       3,126        44,702
Automatic Data Processing,
  Inc. ......................      22,255       873,509
+AutoZone, Inc. .............       3,408       240,775
+Avaya Inc. .................      12,413        30,412
Avery Dennison Corporation...       4,867       297,276
Avon Products, Inc. .........       9,897       533,151
BB&T Corporation.............      19,496       721,157
The B.F. Goodrich Company....       4,463        81,762
+BJ Services Company.........       5,400       174,474
+BMC Software, Inc. .........      10,701       183,094
Baker Hughes Incorporated....      14,108       454,137
Ball Corporation.............       2,418       123,777
Bank of America Corporation..      57,739     4,016,902
The Bank of New York Company,
  Inc. ......................      27,432       657,271
Bank One Corporation.........      45,565     1,665,401
Bausch & Lomb Incorporated...       1,373        49,428
Baxter International Inc. ...      22,058       617,624
The Bear Stearns Companies
  Inc. ......................       3,153       187,288
Becton, Dickinson and
  Company....................      10,888       334,153
+Bed Bath & Beyond Inc. .....      11,148       384,940
BellSouth Corporation........      72,425     1,873,635
Bemis Company, Inc. .........       2,378       118,020
+Best Buy Co., Inc. .........      12,212       294,920
+Big Lots, Inc. .............       2,745        36,316
+Biogen, Inc. ...............       5,423       217,245
Biomet, Inc. ................       9,725       278,719
The Black & Decker
  Corporation................       3,285       140,894
The Boeing Company...........      33,028     1,089,594
Boise Cascade Corporation....       2,579        65,042
+Boston Scientific
  Corporation................      15,691       667,181
Bristol-Myers Squibb
  Company....................      74,963     1,735,393
+Broadcom Corporation (Class
  A).........................      11,398       171,654
Brown-Forman Corporation
  (Class B)..................       3,009       196,668
Brunswick Corporation........       3,876        76,977
Burlington Northern Santa Fe
  Corp. .....................      16,066       417,877
Burlington Resources Inc. ...       8,768       373,955
+CIENA Corporation...........      11,903        61,181
CIGNA Corporation............       5,163       212,303
CMS Energy Corporation.......       3,554        33,550
C.R. Bard, Inc. .............       2,227       129,166
CSX Corporation..............       7,254       205,361
CVS Corporation..............      16,257       405,937
+Calpine Corporation.........      10,787        35,166
Campbell Soup Company........      16,193       380,050
Capital One Financial
  Corporation................       7,932       235,739
Cardinal Health, Inc. .......      16,637       984,744
Carnival Corporation.........      23,173       578,166
Caterpillar Inc. ............      12,742       582,564
+Cendant Corporation.........      42,528       445,693

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD        VALUE
-------------------------------------------------------
CenterPoint Energy, Inc. ....      12,683  $    107,806
Centex Corporation...........       1,986        99,697
CenturyTel, Inc. ............       6,202       182,215
The Charles Schwab
  Corporation................      53,765       583,350
Charter One Financial,
  Inc. ......................       9,986       286,898
ChevronTexaco Corporation....      41,311     2,746,355
+Chiron Corporation..........       7,021       263,990
The Chubb Corporation........       6,298       328,756
Cincinnati Financial
  Corporation................       7,036       264,202
Cinergy Corp. ...............       6,973       235,130
Cintas Corporation...........       6,236       285,297
Circuit City
  Stores -- Circuit City
  Group......................       5,665        42,034
+Cisco Systems, Inc. ........     278,515     3,648,547
Citigroup Inc. ..............     199,151     7,008,124
+Citizens Communications
  Company....................      12,503       131,907
+Citrix Systems, Inc. .......       4,329        53,333
+Clear Channel
  Communications, Inc. ......      24,645       919,012
The Clorox Company...........       8,768       361,680
The Coca-Cola Company........      95,996     4,206,545
Coca-Cola Enterprises
  Inc. ......................      18,937       411,312
Colgate-Palmolive Company....      20,085     1,053,057
+Comcast Corporation (Class
  A).........................      59,891     1,411,631
+Comcast Corporation (Special
  Class A)...................      29,611       668,912
Comerica Incorporated........       6,326       273,536
Computer Associates
  International, Inc. .......      23,010       310,635
+Computer Sciences
  Corporation................       7,108       244,871
+Compuware Corporation.......      16,118        77,366
+Comverse Technology,
  Inc. ......................       5,776        57,876
ConAgra, Inc. ...............      19,632       490,996
+Concord EFS, Inc. ..........      19,108       300,760
ConocoPhillips...............      25,576     1,237,623
Consolidated Edison, Inc. ...       7,358       315,070
Constellation Energy Group...       7,152       198,969
+Convergys Corporation.......       7,534       114,140
Cooper Industries, Ltd.
  (Class A)..................       4,615       168,217
Cooper Tire & Rubber
  Company....................       3,206        49,180
+Corning Incorporated........      40,758       134,909
+Costco Wholesale
  Corporation................      17,105       479,966
Countrywide Credit
  Industries, Inc. ..........       5,190       268,064
Crane Co. ...................       2,627        52,356
Cummins Engine Company,
  Inc. ......................         895        25,176
DTE Energy Company...........       5,723       265,547
Dana Corporation.............       6,498        76,416
Danaher Corporation..........       6,033       396,368
Darden Restaurants, Inc. ....       7,261       148,487
Deere & Company..............       8,688       398,345
+Del Monte Foods Company.....       2,038        15,695
+Dell Computer Corporation...      99,976     2,673,358
Delphi Automotive Systems
  Corporation................      24,585       197,909

                                 SHARES
        COMMON STOCKS             HELD        VALUE
-------------------------------------------------------
Delta Air Lines, Inc. .......       5,399  $     65,328
Deluxe Corporation...........       3,097       130,384
Devon Energy Corporation.....       6,929       318,041
Dillard's, Inc. (Class A)....       3,726        59,094
Dollar General Corporation...      14,488       173,132
Dominion Resources, Inc. ....      11,761       645,679
Dover Corporation............       8,934       260,515
The Dow Chemical Company.....      34,436     1,022,749
Dow Jones & Company, Inc. ...       3,785       163,626
Duke Energy Corporation......      35,426       692,224
Dynegy Inc. (Class A)........      12,846        15,158
E.I. du Pont de Nemours and
  Company....................      38,396     1,627,990
+EMC Corporation.............      88,604       544,029
EOG Resources, Inc. .........       3,816       152,335
Eastman Chemical Company.....       3,358       123,474
Eastman Kodak Company........      10,711       375,313
Eaton Corporation............       2,989       233,471
+eBay Inc. ..................      12,200       827,404
Ecolab Inc. .................       5,638       279,081
+Edison International........      14,096       167,038
El Paso Corporation..........      21,312       148,332
+Electronic Arts Inc. .......       5,200       258,804
Electronic Data Systems
  Corporation................      18,238       336,126
Eli Lilly and Company........      43,448     2,758,948
Emerson Electric Co. ........      15,475       786,904
Engelhard Corporation........       5,730       128,066
Entergy Corporation..........       8,472       386,238
Equifax Inc. ................       6,279       145,296
Equity Office Properties
  Trust......................      16,080       401,678
Equity Residential Properties
  Trust......................      11,200       275,296
Exelon Corporation...........      12,739       672,237
Exxon Mobil Corporation++....     260,546     9,103,477
FPL Group, Inc. .............       6,407       385,253
Family Dollar Stores,
  Inc. ......................       7,527       234,918
Fannie Mae...................      38,934     2,504,624
+Federated Department Stores,
  Inc. ......................       7,230       207,935
FedEx Corp. .................      11,155       604,824
Fifth Third Bancorp..........      22,219     1,300,922
First Data Corporation.......      29,034     1,028,094
First Tennessee National
  Corporation................       4,100       147,354
FirstEnergy Corp. ...........      12,888       424,917
+Fiserv, Inc. ...............       6,955       236,122
FleetBoston Financial
  Corporation................      39,560       961,308
Fluor Corporation............       3,474        97,272
Ford Motor Company...........      70,671       657,240
+Forest Laboratories,
  Inc. ......................       6,809       668,780
Fortune Brands, Inc. ........       5,499       255,758
Franklin Resources, Inc. ....      11,122       379,038
Freddie Mac..................      27,350     1,615,018
+Freeport-McMoRan Copper &
  Gold, Inc. (Class B).......       6,008       100,814
Gannett Co., Inc. ...........       9,947       714,195
The Gap, Inc. ...............      34,263       531,762
+Gateway Inc. ...............      14,179        44,522
General Dynamics
  Corporation................       7,564       600,355
General Electric Company++...     386,465     9,410,423

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD        VALUE
-------------------------------------------------------
General Mills, Inc. .........      13,508  $    634,201
General Motors Corporation...      21,483       791,863
Genuine Parts Company........       7,538       232,170
+Genzyme Corporation.........       7,800       230,646
Georgia-Pacific Group........       9,904       160,049
The Gillette Company.........      39,558     1,200,981
Golden West Financial
  Corporation................       6,099       437,969
The Goldman Sachs Group,
  Inc. ......................      18,100     1,232,610
The Goodyear Tire & Rubber
  Company....................       5,034        34,282
Great Lakes Chemical
  Corporation................       2,211        52,799
+Guidant Corporation.........      11,691       360,667
H & R Block, Inc. ...........       6,581       264,556
HCA Inc. ....................      19,555       811,533
+HEALTHSOUTH Corporation.....      17,076        71,719
H.J. Heinz Company...........      12,849       422,347
Halliburton Company..........      16,702       312,494
Harley-Davidson, Inc. .......      11,252       519,842
+Harrah's Entertainment,
  Inc. ......................       3,955       156,618
The Hartford Financial
  Services Group, Inc. ......      10,377       471,427
Hasbro, Inc. ................       7,545        87,145
Health Management Associates,
  Inc. (Class A).............      10,100       180,790
+Hercules Incorporated.......       4,776        42,029
Hershey Foods Corporation....       5,574       375,911
Hewlett-Packard Company......     118,643     2,059,642
Hilton Hotels Corporation....      16,163       205,432
The Home Depot, Inc. ........      89,559     2,145,834
Honeywell International
  Inc. ......................      30,363       728,712
Household International,
  Inc. ......................      17,325       481,808
+Humana Inc. ................       7,457        74,570
Huntington Bancshares
  Incorporated...............      11,005       205,904
IMS Health Incorporated......      12,948       207,168
ITT Industries, Inc. ........       3,578       217,149
Illinois Tool Works Inc. ....      11,466       743,685
Ingersoll-Rand Company (Class
  A).........................       6,279       270,374
Intel Corporation............     257,088     4,002,860
International Business
  Machines Corporation.......      65,634     5,086,635
International Flavors &
  Fragrances Inc. ...........       4,199       147,385
+International Game
  Technology.................       2,977       226,014
International Paper Company..      18,124       633,796
The Interpublic Group of
  Companies, Inc. ...........      16,433       231,377
+Intuit Inc. ................       8,193       384,416
J.C. Penney Company, Inc. ...      10,035       230,905
+JDS Uniphase Corporation....      50,977       125,913
J.P. Morgan Chase & Co. .....      78,191     1,876,584
+Jabil Circuit, Inc. ........       8,415       150,797
Jefferson -- Pilot
  Corporation................       6,666       254,041
John Hancock Financial
  Services, Inc. ............      12,599       351,512
Johnson & Johnson............     114,753     6,163,384
Johnson Controls, Inc. ......       3,823       306,490
+Jones Apparel Group,
  Inc. ......................       5,300       187,832
KB HOME......................       1,489        63,804

                                 SHARES
        COMMON STOCKS             HELD        VALUE
-------------------------------------------------------
+KLA-Tencor Corporation......       7,200  $    254,664
+Kadant Inc. ................           1            15
Kellogg Company..............      14,989       513,673
Kerr-McGee Corporation.......       4,421       195,850
KeyCorp......................      16,203       407,343
KeySpan Corporation..........       6,017       212,039
Kimberly-Clark Corporation...      19,021       902,927
Kinder Morgan, Inc. .........       5,048       213,379
+King Pharmaceuticals,
  Inc. ......................      10,716       184,208
Knight Ridder, Inc. .........       3,235       204,614
+Kohl's Corporation..........      12,725       711,964
+The Kroger Co. .............      29,826       460,812
+LSI Logic Corporation.......      15,796        91,143
Leggett & Platt,
  Incorporated...............       8,655       194,218
Lehman Brothers Holdings,
  Inc. ......................       8,601       458,347
+Lexmark International Group,
  Inc. (Class A).............       4,807       290,824
The Limited, Inc. ...........      21,765       303,186
Lincoln National
  Corporation................       7,831       247,303
Linear Technology
  Corporation................      13,064       336,006
Liz Claiborne, Inc. .........       4,508       133,662
Lockheed Martin Corporation..      17,133       989,431
Loews Corporation............       6,976       310,153
+Louisiana-Pacific
  Corporation................       4,587        36,971
Lowe's Companies, Inc. ......      29,911     1,121,663
+Lucent Technologies Inc. ...     126,842       159,821
MBIA, Inc. ..................       4,588       201,230
MBNA Corporation.............      48,539       923,212
MGIC Investment Corporation..       3,567       147,317
+Manor Care, Inc. ...........       4,549        84,657
Marathon Oil Corporation.....      12,123       258,099
Marriott International, Inc.
  (Class A)..................      10,683       351,150
Marsh & McLennan Companies,
  Inc. ......................      20,060       926,973
Marshall & Ilsley
  Corporation................       9,200       251,896
Masco Corporation............      20,151       424,179
Mattel, Inc. ................      18,280       350,062
Maxim Integrated Products,
  Inc. ......................      13,187       435,698
The May Department Stores
  Company....................      12,347       283,734
Maytag Corporation...........       3,336        95,076
+McDermott International,
  Inc. ......................       2,676        11,721
McDonald's Corporation.......      46,972       755,310
The McGraw-Hill Companies,
  Inc. ......................       7,152       432,267
McKesson HBOC, Inc. .........      12,007       324,549
MeadWestvaco Corporation.....       8,642       213,544
+MedImmune, Inc. ............       8,858       240,672
Medtronic, Inc. .............      47,662     2,173,387
Mellon Financial
  Corporation................      15,911       415,436
Merck & Co., Inc. ...........      86,679     4,906,898
+Mercury Interactive
  Corp. .....................       2,766        82,012
Meredith Corporation.........       2,232        91,758
Merrill Lynch & Co., Inc.*...      34,179     1,297,093
MetLife, Inc. ...............      25,553       690,953
+Micron Technology, Inc. ....      24,326       236,935
+Microsoft Corporation++.....     206,643    10,683,443
Millipore Corporation........       2,031        69,054
+Mirant Corporation..........      15,770        29,805

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD        VALUE
-------------------------------------------------------
Molex Incorporated...........       7,063  $    162,732
Monsanto Company.............      10,667       205,340
Moody's Corporation..........       6,502       268,468
Morgan Stanley...............      41,863     1,671,171
Motorola, Inc. ..............      90,636       784,001
+NCR Corporation.............       4,270       101,370
NICOR, Inc. .................       2,029        69,047
+NVIDIA Corporation..........       5,500        63,305
+Nabors Industries, Ltd. ....       4,746       167,391
National City Corporation....      25,125       686,415
+National Semiconductor
  Corporation................       7,454       111,885
+Navistar International
  Corporation................       2,617        63,619
+Network Appliance, Inc. ....      11,665       116,650
The New York Times Company
  (Class A)..................       6,077       277,901
Newell Rubbermaid Inc. ......      10,185       308,911
Newmont Mining Corporation...      14,803       429,731
+Nextel Communications, Inc.
  (Class A)..................      36,224       418,387
Nike, Inc. (Class B).........       9,917       441,009
NiSource Inc. ...............       9,011       180,220
+Noble Corporation...........       4,387       154,203
Nordstrom, Inc. .............       5,884       111,619
Norfolk Southern
  Corporation................      16,886       337,551
North Fork Bancorporation....       5,400       182,196
Northern Trust Corporation...       8,101       283,940
Northrop Grumman
  Corporation................       6,120       593,640
+Novell, Inc. ...............      15,782        52,712
+Novellus Systems, Inc. .....       5,242       147,195
Nucor Corporation............       2,735       112,956
Occidental Petroleum
  Corporation................      13,279       377,788
+Office Depot, Inc. .........      13,040       192,470
Omnicom Group Inc. ..........       7,217       466,218
+Oracle Corporation..........     207,485     2,240,838
PACCAR Inc. .................       3,964       182,859
+PG&E Corporation............      16,981       236,036
+PMC -- Sierra, Inc. ........       4,833        26,871
PNC Bank Corp. ..............      10,164       425,872
PPG Industries, Inc. ........       6,243       313,086
PPL Corporation..............       6,379       221,224
+Pactiv Corporation..........       6,967       152,299
Pall Corporation.............       5,410        90,239
+Parametric Technology
  Corporation................      11,577        29,174
Parker-Hannifin Corporation..       3,835       176,909
Paychex, Inc. ...............      14,260       397,854
Peoples Energy Corporation...         985        38,070
+PeopleSoft, Inc. ...........      11,482       210,121
The Pepsi Bottling Group,
  Inc. ......................      11,104       285,373
PepsiCo, Inc. ...............      66,439     2,805,055
PerkinElmer, Inc. ...........       4,409        36,374
Pfizer Inc. .................     239,028     7,307,086
Pharmacia Corporation........      50,009     2,090,376
+Phelps Dodge Corporation....       2,944        93,178
Philip Morris Companies
  Inc.++.....................      79,589     3,225,742
Pinnacle West Capital
  Corporation................       3,724       126,951

                                 SHARES
        COMMON STOCKS             HELD        VALUE
-------------------------------------------------------
Pitney Bowes Inc. ...........      10,315  $    336,888
Plum Creek Timber Company
  Inc. ......................       8,000       188,800
+Power-One, Inc. ............       3,461        19,624
Praxair, Inc. ...............       5,877       339,514
The Principal Financial
  Group, Inc. ...............      13,000       391,690
The Procter & Gamble
  Company....................      50,153     4,310,149
Progress Energy, Inc. .......       9,529       413,082
The Progressive Corporation..       9,194       456,298
+Providian Financial
  Corporation................      12,579        81,638
Prudential Financial,
  Inc. ......................      20,800       660,192
Public Service Enterprise
  Group Incorporated.........       9,114       292,559
Pulte Corporation............       1,821        87,171
+QLogic Corporation..........       3,343       115,367
+QUALCOMM Incorporated.......      30,784     1,120,230
+Quest Diagnostics
  Incorporated...............       3,800       216,220
+Quintiles Transnational
  Corp. .....................       5,108        61,807
+Qwest Communications
  International Inc. ........      62,996       314,980
R.J. Reynolds Tobacco
  Holdings, Inc. ............       3,000       126,330
R.R. Donnelley & Sons
  Company....................       5,144       111,985
RadioShack Corporation.......       7,283       136,483
+Rational Software
  Corporation................       5,700        59,223
Raytheon Company.............      16,446       505,715
+Reebok International
  Ltd. ......................       1,524        44,806
Regions Financial
  Corporation................       8,770       292,567
+Robert Half International
  Inc. ......................       7,686       123,821
Rockwell Collins.............       7,983       185,685
Rockwell International
  Corporation................       7,983       165,328
Rohm and Haas Company........       9,588       311,418
Rowan Companies, Inc. .......       3,935        89,325
Ryder System, Inc. ..........       2,684        60,229
SAFECO Corporation...........       4,044       140,205
SBC Communications Inc. .....     128,284     3,477,779
SLM Corporation..............       5,941       617,032
SUPERVALU Inc. ..............       5,792        95,626
SYSCO Corporation............      24,571       731,970
+Sabre Holdings
  Corporation................       5,823       105,455
+Safeway Inc. ...............      15,547       363,178
+Sanmina Corporation.........      20,209        90,738
Sara Lee Corporation.........      31,817       716,201
Schering-Plough Corporation..      56,511     1,254,544
Schlumberger Limited.........      22,045       927,874
Scientific-Atlanta, Inc. ....       5,680        67,365
+Sealed Air Corporation......       2,660        99,218
Sears, Roebuck & Co. ........      11,795       282,490
Sempra Energy................       9,017       213,252
The Sherwin-Williams
  Company....................       6,866       193,965
+Siebel Systems, Inc. .......      20,257       151,522
Sigma-Aldrich Corporation....       2,117       103,098
Simon Property Group,
  Inc. ......................       6,300       214,641
Snap-On Incorporated.........       2,541        71,428
+Solectron Corporation.......      35,435       125,794
The Southern Company.........      28,118       798,270

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD        VALUE
-------------------------------------------------------
SouthTrust Corporation.......      14,938  $    371,209
Southwest Airlines Co. ......      31,675       440,283
+Sprint Corp. (PCS Group)....      43,259       189,474
Sprint Corporation...........      34,634       501,500
+St. Jude Medical, Inc. .....       6,294       249,998
The St. Paul Companies,
  Inc. ......................       7,597       258,678
The Stanley Works............       3,741       129,364
+Staples, Inc. ..............      17,495       320,159
+Starbucks Corporation.......      14,622       297,996
Starwood Hotels & Resorts
  Worldwide, Inc. ...........       7,309       173,516
State Street Corporation.....      11,893       463,827
+Stilwell Financial, Inc. ...       9,611       125,616
Stryker Corporation..........       8,348       560,318
+Sun Microsystems, Inc. .....     113,212       352,089
+Sungard Data Systems
  Inc. ......................      12,000       282,720
Sunoco, Inc. ................       3,578       118,718
SunTrust Banks, Inc. ........      10,696       608,816
Symbol Technologies, Inc. ...      11,628        95,582
Synovus Financial Corp. .....      12,710       246,574
T. Rowe Price Group Inc. ....       5,393       147,121
TECO Energy, Inc. ...........       4,415        68,300
The TJX Companies, Inc. .....      20,356       397,349
+TMP Worldwide Inc. .........       3,471        39,257
TXU Corp. ...................      11,258       210,299
Target Corporation...........      34,834     1,045,020
+Tektronix, Inc. ............       4,131        75,143
+Tellabs, Inc. ..............      14,333       104,201
Temple-Inland, Inc. .........       1,554        69,635
+Tenet Healthcare
  Corporation................      18,612       305,237
+Teradyne, Inc. .............       7,638        99,370
Texas Instruments
  Incorporated...............      68,971     1,035,255
Textron, Inc. ...............       6,180       265,678
+Thermo Electron
  Corporation................       7,936       159,672
+Thomas & Betts Corporation..       2,565        43,349
Tiffany & Co. ...............       6,447       154,148
Torchmark Corporation........       5,497       200,805
+Toys 'R' Us, Inc. ..........       8,668        86,680
Transocean Inc. .............      13,911       322,735
+Travelers Property Casualty
  Corp. (Class B)............      41,748       611,608
Tribune Company..............      12,577       571,750
Tupperware Corporation.......       2,512        37,881
Tyco International Ltd. .....      78,463     1,340,148
U.S. Bancorp.................      75,004     1,591,585
UST Inc. ....................       5,399       180,489
Union Pacific Corporation....       9,307       557,210
Union Planters Corporation...       9,012       253,598
+Unisys Corporation..........      13,869       137,303
United Parcel Service, Inc.
  (Class B)..................      43,200     2,725,056
United States Steel
  Corporation................       3,889        51,024
United Technologies
  Corporation................      18,082     1,119,999
UnitedHealth Group
  Incorporated...............      12,099     1,010,267

                                 SHARES
        COMMON STOCKS             HELD        VALUE
-------------------------------------------------------
+Univision Communications
  Inc. (Class A).............       9,098  $    222,901
Unocal Corporation...........      10,710       327,512
UnumProvident Corporation....      10,589       185,731
+VERITAS Software
  Corporation................      15,715       245,468
V. F. Corporation............       4,908       176,933
Verizon Communications.......     107,018     4,146,948
+Viacom, Inc. (Class B)......      68,907     2,808,649
Visteon Corporation..........       5,774        40,187
Vulcan Materials Company.....       4,450       166,875
W. W. Grainger, Inc. ........       4,121       212,438
Wachovia Corporation.........      52,522     1,913,902
Walgreen Co. ................      39,344     1,148,451
Wal-Mart Stores, Inc. .......     171,116     8,643,069
The Walt Disney Company......      78,282     1,276,779
Washington Mutual, Inc. .....      37,115     1,281,581
Waste Management, Inc. ......      24,310       557,185
+Waters Corporation..........       6,400       139,392
+Watson Pharmaceuticals,
  Inc. ......................       4,640       131,173
+WellPoint Health Networks
  Inc. ......................       5,384       383,125
Wells Fargo & Co. ...........      65,303     3,060,752
Wendy's International,
  Inc. ......................       3,919       106,087
Weyerhaeuser Company.........       8,129       400,028
Whirlpool Corporation........       2,834       147,991
The Williams Companies,
  Inc. ......................      18,007        48,619
Winn-Dixie Stores, Inc. .....       6,123        93,559
Wm. Wrigley Jr. Company......       8,916       489,310
Worthington Industries,
  Inc. ......................       3,772        57,485
Wyeth........................      51,251     1,916,787
XL Capital Ltd. (Class A)....       5,255       405,949
Xcel Energy, Inc. ...........      13,884       152,724
+Xerox Corporation...........      30,423       244,905
+Xilinx, Inc. ...............      12,413       255,708
+YUM! Brands, Inc. ..........      12,442       301,345
+Yahoo! Inc. ................      24,842       406,167
+Zimmer Holdings, Inc. ......       7,216       299,608
Zions Bancorporation.........       4,124       162,275
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST--$327,051,786)--98.4%                 314,505,010
-------------------------------------------------------

                             PARTNERSHIP
SHORT-TERM OBLIGATIONS          INTEREST
------------------------------------------------------
Merrill Lynch Liquidity
  Series, LLC Cash Sweep
  Series II*...............  $ 4,615,056     4,615,056
------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(COST--$4,615,056)--1.4%                     4,615,056
------------------------------------------------------
TOTAL INVESTMENTS
(COST--$331,666,842)--99.8%..              319,120,066
VARIATION MARGIN ON
FINANCIAL FUTURES
CONTRACTS**--0.0%..........                      8,400
OTHER ASSETS LESS
LIABILITIES--0.2%..........                    611,907
                                          ------------
NET ASSETS--100.0%.........               $319,740,373
                                          ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

 + Non-income producing security.

 ++ Portions of holdings pledged as collateral for financial futures contracts.

 * Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

---------------------------------------------------------------------------------------------------
                                                                                          INTEREST/
                                                                 NET                      DIVIDEND
AFFILIATE                                                      ACTIVITY      NET COST      INCOME
---------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. ..................................      (2,600)   $(148,379)     $22,675
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $4,615,056    4,615,056        3,277
---------------------------------------------------------------------------------------------------

 ** Financial futures contracts purchased as of December 31, 2002 were as follows:

-----------------------------------------------------------------------
NUMBER OF                                      EXPIRATION
CONTRACTS                ISSUE                    DATE         VALUE
-----------------------------------------------------------------------
   24       S&P 500 Financial Futures Index    March 2003    $5,273,400
-----------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT
PRICE--$5,354,460).................... ....................  $5,273,400
                                                             ==========
-----------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------


ASSETS:
Investments, at value (including securities loaned of
  $36,324,317) (identified cost--$331,666,842)..............                 $319,120,066
Investments held as collateral for loaned securities, at
  value.....................................................                   37,614,151
Receivables:
  Capital shares sold.......................................  $    564,255
  Dividends.................................................       498,101
  Variation margin..........................................         8,400
  Loaned securities income..................................         3,114
  Interest..................................................         2,160
  Securities sold...........................................           780      1,076,810
                                                              ------------
Prepaid expenses............................................                        2,267
                                                                             ------------
Total assets................................................                  357,813,294
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   37,614,151
Payables:
  Capital shares redeemed...................................       329,200
  Investment adviser........................................        86,354        415,554
                                                              ------------
Accrued expenses............................................                       43,216
                                                                             ------------
Total liabilities...........................................                   38,072,921
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $319,740,373
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $  2,866,653
Paid-in capital in excess of par............................                  385,494,562
Accumulated distributions in excess of investment
  income--net...............................................  $    (33,306)
Accumulated realized capital losses on investments--net.....   (55,959,700)
Unrealized depreciation on investments--net.................   (12,627,836)
                                                              ------------
Total accumulated losses--net...............................                  (68,620,842)
                                                                             ------------
NET ASSETS..................................................                 $319,740,373
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $319,740,373 and 28,666,529
  shares outstanding........................................                 $      11.15
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $37,267 foreign withholding tax)..........               $   6,073,839
Interest....................................................                     149,950
Securities lending--net.....................................                      43,049
                                                                           -------------
Total income................................................                   6,266,838
                                                                           -------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,171,795
Accounting services.........................................     139,922
Professional fees...........................................      53,955
Custodian fees..............................................      43,362
Printing and shareholder reports............................      39,096
Transfer agent fees.........................................      32,679
Directors' fees and expenses................................      18,121
Registration fees...........................................         820
Pricing services............................................         185
Other.......................................................      66,279
                                                              ----------
Total expenses..............................................                   1,566,214
                                                                           -------------
Investment income--net......................................                   4,700,624
                                                                           -------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................                 (31,775,446)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                 (73,853,572)
                                                                           -------------
Total realized and unrealized loss on investments--net......                (105,629,018)
                                                                           -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $(100,928,394)
                                                                           =============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2002             2001
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   4,700,624    $  4,676,279
Realized loss on investments--net...........................      (31,775,446)    (13,275,102)
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (73,853,572)    (59,817,774)
                                                                -------------    ------------
Net decrease in net assets resulting from operations........     (100,928,394)    (68,416,597)
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (4,700,013)     (4,675,024)
                                                                -------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................       (4,700,013)     (4,675,024)
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................      (57,005,669)     10,299,404
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (162,634,076)    (62,792,217)
Beginning of year...........................................      482,374,449     545,166,666
                                                                -------------    ------------
End of year*................................................    $ 319,740,373    $482,374,449
                                                                =============    ============
---------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................    $     (33,306)   $    (33,917)
                                                                =============    ============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                               CLASS A
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.          --------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2002        2001        2000        1999        1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $  14.58    $  16.79    $  18.73    $  16.23    $  13.48
                                                                --------    --------    --------    --------    --------
Investment income--net......................................         .15+        .15         .16         .19         .18
Realized and unrealized gain (loss) on investments--net.....       (3.41)      (2.21)      (1.91)       3.05        3.40
                                                                --------    --------    --------    --------    --------
Total from investment operations............................       (3.26)      (2.06)      (1.75)       3.24        3.58
                                                                --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net....................................        (.17)       (.15)       (.16)       (.37)       (.17)
  In excess of investment income--net.......................          --          --          --++        --          --
  Realized gain on investments--net.........................          --          --          --        (.18)       (.66)
  In excess of realized gain on investments--net............          --          --        (.03)       (.19)         --
                                                                --------    --------    --------    --------    --------
Total dividends and distributions...........................        (.17)       (.15)       (.19)       (.74)       (.83)
                                                                --------    --------    --------    --------    --------
Net asset value, end of year................................    $  11.15    $  14.58    $  16.79    $  18.73    $  16.23
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................     (22.40%)    (12.28%)     (9.37%)     20.50%      28.28%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .40%        .40%        .35%        .35%        .36%
                                                                ========    ========    ========    ========    ========
Investment income--net......................................       1.20%        .94%        .88%       1.13%       1.36%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $319,740    $482,374    $545,167    $586,394    $403,217
                                                                ========    ========    ========    ========    ========
Portfolio turnover..........................................       7.79%       3.46%       7.31%      26.35%      11.92%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.
++Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Index 500 V.I. Fund (the "Fund") (formerly Index 500 Fund) is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

--------------------------------------------------------------------------------

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral of $19,935,501 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $17,678,650 was invested in the Merrill Lynch Premier Institutional Fund. As of December 31, 2002, the Fund lent securities with a value of $16,357,018 to MLPF&S or its affiliates. For the year ended

--------------------------------------------------------------------------------

December 31, 2002, MLIM, LLC received $16,423 in securities lending agent fees from the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $14,922 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $29,878,272 and $70,012,297, respectively.

  Net realized losses for the year ended December 31, 2002 and net unrealized losses as of December 31, 2002 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                          Losses         Losses
------------------------------------------------------------------
Long-term investments................  $(30,448,036)  $(12,546,776)
Financial futures contracts..........    (1,327,410)       (81,060)
                                       ------------   ------------
Total................................  $(31,775,446)  $(12,627,836)
                                       ============   ============
------------------------------------------------------------------

  At December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $21,323,259, of which $52,897,309 related to appreciated securities and $74,220,568 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $340,443,325.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year                              Dollar
Ended December 31, 2002                    Shares        Amount
------------------------------------------------------------------
Shares sold............................   2,855,921   $ 36,516,950
Shares issued to shareholders in
 reinvestment of dividends.............     421,526      4,700,013
                                         ----------   ------------
Total issued...........................   3,277,447     41,216,963
Shares redeemed........................  (7,688,014)   (98,222,632)
                                         ----------   ------------
Net decrease...........................  (4,410,567)  $(57,005,669)
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year                              Dollar
Ended December 31, 2001                    Shares        Amount
------------------------------------------------------------------
Shares sold............................   4,773,093   $ 71,922,215
Shares issued to shareholders in
 reinvestment of dividends.............     317,043      4,675,024
                                         ----------   ------------
Total issued...........................   5,090,136     76,597,239
Shares redeemed........................  (4,483,632)   (66,297,835)
                                         ----------   ------------
Net increase...........................     606,504   $ 10,299,404
                                         ==========   ============
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

  The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                           12/31/2002   12/31/2001
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $4,700,013   $4,675,024
                                           ----------   ----------
Total taxable distributions..............  $4,700,013   $4,675,024
                                           ==========   ==========
------------------------------------------------------------------

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

---------------------------------------------------------------
Undistributed ordinary income--net...............  $         --
Undistributed long-term capital gains--net.......            --
                                                   ------------
Total undistributed earnings--net................            --
Capital loss carryforward........................   (45,671,148)*
Unrealized losses--net...........................   (22,949,694)**
                                                   ------------
Total accumulated losses--net....................  $(68,620,842)
                                                   ============
---------------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $45,671,148, of which $3,261,712 expires in 2008, $14,759,870 expires in 2009 and $27,649,566 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, INDEX 500 V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Index 500 V.I. Fund (formerly, Index 500 Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Index 500 V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund Management selects from among those included in the Russell 1000 Index. Our investment process attempts to add value through both security selection and portfolio construction. The Fund's security selection involves the use of quantitative selection criteria--including earnings momentum, earnings surprise and valuation--and certain fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2002, the Fund's Class A Shares had a total return of -16.98%. On a relative basis, this was ahead of its benchmark, the Russell 1000 Index, which returned -21.65% for the same period. The Fund's relative outperformance resulted primarily from stock selection, particularly in consumer discretionary and financials. The Fund also benefited from an overweighted position in consumer staples and an underweighted position in telecommunication services.

  2002 turned out to be an erratic year for the economy as its fits and starts confused investors. Our belief is that the resilient U.S. consumer, supported by modest job growth and real wage gains, is likely to support--but perhaps not lead--the U.S. economy. As such, we increased our relative weightings in financials, health care and materials, and reduced our relative weightings in industrials, consumer staples and information technology. Largest purchases included Allstate Corporation, Bear Stearns Companies, Fannie Mae, International Paper Company, Merck & Co., Inc. and QUALCOMM Incorporated. Largest sales included Apple Computer, Inc., Intuit, Inc., Philip Morris Companies Inc., Raytheon Company, The TJX Companies and Union Pacific Corporation. We continue to concentrate on sectors and stocks with near-term earnings deliverability and reasonable valuations. As a result, we are above benchmark weights in consumer discretionary and health care and below benchmark weights in telecommunication services, utilities, energy, industrials and information technology. We remain tilted toward the lower end of the permissible capitalization range, anticipating continued outperformance of mid and large cap securities relative to mega cap securities.

MARKET OUTLOOK

  We believe that after a third consecutive annual decline in equity markets, equity investors could experience positive returns in 2003. With the end of the recession, a decline in interest rates, and a nice improvement in profitability supported by stunning productivity improvement, 2002 could have been a good year for financial markets. However, issues surrounding economic uncertainty, corporate governance and geopolitics (including Iraq) caused investors to sell stocks again as the equity market decline surpassed that of the 1970s in both duration and magnitude. Only the 1930s decline during the Great Depression was worse. After three years of decline, stocks should benefit from stimulative fiscal and monetary policy and somewhat more reasonable valuations, especially when compared to cash and Treasury bonds. This same stimulative activity is likely to cause a backup in interest rates in the second half of the year at both the short and long ends of the interest rate curve. In the early months of the 2003, the significant uncertainty surrounding Iraq is likely to be resolved--we hope--in a positive way.

  We believe that October 2002 marked the low for equity prices for this cycle. An accommodative monetary policy, low inflation, improving profitability, improved valuation levels, and a stimulative fiscal policy support higher equity prices. However, the magnitude of any rise is likely to be limited by high debt levels, absolute valuation levels, and sub-par economic and earnings growth. Our belief is that interest rates have seen their trough and will experience modest upward pressure during the second half of 2003. While volatility is likely to continue, we believe that over the next five--ten years, we will experience an "8-5-2 world": 8% return for stocks, 5% for bonds, and 2% for cash. If this forecast is realized, then equity market averages will not experience new highs until the next decade. Inside the markets, we expect that the phrase "a stock picker's market" will be more true than usual. Again, it is likely that intelligent trading and tactical asset allocation will be rewarded.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Large Cap Core V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert C. Doll
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                              LARGE CAP CORE V.I. FUND+-CLASS
                                                                         A SHARES*                     RUSSELL 1000 INDEX++
                                                              -------------------------------          --------------------
12/92                                                                      10000                              10000
12/93                                                                      11457                              11018
12/94                                                                      11320                              11061
12/95                                                                      13879                              15238
12/96                                                                      16363                              18658
12/97                                                                      20241                              24787
12/98                                                                      23395                              31485
12/99                                                                      30748                              38069
12/00                                                                      27719                              35104
12/01                                                                      25671                              30734
12/02                                                                      21312                              24079

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.
++ This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                  -16.98%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                 + 1.03
--------------------------------------------------------------------------------
Ten Years Ended 12/31/02                                                  + 7.86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2002                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                  -13.79%        -16.98%
-----------------------------------------------------------------------------------------
Russell 1000 Index**                                             -10.13         -21.65
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
**
This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                      SHARES                                                                               PERCENT OF
    INDUSTRY++         HELD                            COMMON STOCKS                           VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS         39,000    +Lear Corporation.......................................  $  1,297,920       0.3%
---------------------------------------------------------------------------------------------------------------------
BANKS                  194,000    AmSouth Bancorporation..................................     3,724,800       0.9
                       150,000    Astoria Financial Corporation...........................     4,072,500       0.9
                       155,000    Bank of America Corporation.............................    10,783,350       2.5
                        53,000    Commerce Bancorp, Inc. .................................     2,289,070       0.5
                        68,000    Golden West Financial Corporation.......................     4,883,080       1.1
                       104,000    GreenPoint Financial Corp. .............................     4,698,720       1.1
                       240,000    Hibernia Corporation (Class A)..........................     4,622,400       1.1
                       157,000    New York Community Bancorp, Inc. .......................     4,534,160       1.0
                       113,000    North Fork Bancorporation...............................     3,812,620       0.9
                       325,000    Sovereign Bancorp, Inc. ................................     4,566,250       1.1
                       304,000    U.S. Bancorp............................................     6,450,880       1.5
                       181,000    Washington Mutual, Inc. ................................     6,249,930       1.4
                                                                                            ------------     -----
                                                                                              60,687,760      14.0
---------------------------------------------------------------------------------------------------------------------
BEVERAGES               74,000    Adolph Coors Company (Class B)..........................     4,532,500       1.1
                        12,000    The Coca-Cola Company...................................       525,840       0.1
                       223,000    Coca-Cola Enterprises Inc. .............................     4,843,560       1.1
                       176,000    +Constellation Brands, Inc. (Class A)...................     4,172,960       1.0
                        24,000    The Pepsi Bottling Group, Inc. .........................       616,800       0.1
                                                                                            ------------     -----
                                                                                              14,691,660       3.4
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY          127,000    +Charles River Laboratories International, Inc. ........     4,886,960       1.1
---------------------------------------------------------------------------------------------------------------------
CHEMICALS              109,000    Eastman Chemical Company................................     4,007,930       0.9
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL             109,000    +Apollo Group, Inc. (Class A)...........................     4,796,000       1.1
SERVICES &
SUPPLIES                96,000    +Career Education Corporation...........................     3,840,000       0.9
                        96,000    Deluxe Corporation......................................     4,041,600       0.9
                       127,000    H & R Block, Inc. ......................................     5,105,400       1.2
                                                                                            ------------     -----
                                                                                              17,783,000       4.1
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS          69,000    +Advanced Fibre Communications, Inc. ...................     1,150,230       0.3
EQUIPMENT               51,000    +Cisco Systems, Inc. ...................................       667,590       0.1
                       158,000    +QUALCOMM Incorporated..................................     5,740,140       1.3
                                                                                            ------------     -----
                                                                                               7,557,960       1.7
---------------------------------------------------------------------------------------------------------------------
COMPUTERS &            282,000    +Dell Computer Corporation..............................     7,546,320       1.7
PERIPHERALS             35,000    International Business Machines Corporation.............     2,712,500       0.6
                        78,000    +Storage Technology Corporation.........................     1,670,760       0.4
                                                                                            ------------     -----
                                                                                              11,929,580       2.7
---------------------------------------------------------------------------------------------------------------------
CONTAINERS &            94,000    Ball Corporation........................................     4,811,860       1.1
PACKAGING              207,000    +Pactiv Corporation.....................................     4,525,020       1.0
                                                                                            ------------     -----
                                                                                               9,336,880       2.1
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED            155,000    Citigroup Inc. .........................................     5,454,450       1.3
FINANCIALS
                        90,000    Countrywide Credit Industries, Inc. ....................     4,648,500       1.1
                       117,000    Fannie Mae..............................................     7,526,610       1.7
                                                                                            ------------     -----
                                                                                              17,629,560       4.1
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED             16,000    SBC Communications Inc. ................................       433,760       0.1
TELECOMMUNICATION       31,000    Verizon Communications..................................     1,201,250       0.3
                                                                                            ------------     -----
                                                                                               1,635,010       0.4
SERVICES
---------------------------------------------------------------------------------------------------------------------
FOOD & DRUG             89,000    +Whole Foods Market, Inc. ..............................     4,691,190       1.1
RETAILING
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS          130,000    +Dean Foods Company.....................................     4,823,000       1.1
                       237,000    Sara Lee Corporation....................................     5,334,870       1.3
                       123,000    Tyson Foods, Inc. (Class A).............................     1,380,060       0.3
                                                                                            ------------     -----
                                                                                              11,537,930       2.7
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                      SHARES                                                                               PERCENT OF
    INDUSTRY++         HELD                            COMMON STOCKS                           VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE            127,000    Bausch & Lomb Incorporated..............................  $  4,572,000       1.1%
EQUIPMENT &             55,000    C.R. Bard, Inc. ........................................     3,190,000       0.7
SUPPLIES                47,000    DENTSPLY International Inc. ............................     1,744,170       0.4
                       157,000    +Guidant Corporation....................................     4,843,450       1.1
                        98,000    +Varian Medical Systems, Inc. ..........................     4,860,800       1.1
                                                                                            ------------     -----
                                                                                              19,210,420       4.4
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE            115,500    +Accredo Health, Incorporated...........................     4,071,375       0.9
PROVIDERS &            114,000    Aetna Inc. (New Shares).................................     4,687,680       1.1
SERVICES               257,000    +Caremark Rx, Inc. .....................................     4,176,250       1.0
                       189,000    +DaVita, Inc. ..........................................     4,662,630       1.1
                        87,000    +Express Scripts, Inc. (Class A)........................     4,182,960       1.0
                       373,000    +Humana Inc. ...........................................     3,730,000       0.8
                       125,000    +Lincare Holdings Inc. .................................     3,932,500       0.9
                       126,000    +Oxford Health Plans, Inc. .............................     4,592,700       1.1
                       698,000    +Service Corporation International......................     2,317,360       0.5
                        63,000    UnitedHealth Group Incorporated.........................     5,260,500       1.2
                        99,000    +Universal Health Services, Inc. (Class B)..............     4,464,900       1.0
                        76,000    +WellPoint Health Networks Inc. ........................     5,408,160       1.2
                                                                                            ------------     -----
                                                                                              51,487,015      11.8
---------------------------------------------------------------------------------------------------------------------
HOTELS,                117,000    +GTECH Holdings Corporation.............................     3,259,620       0.8
RESTAURANTS &          114,000    +Harrah's Entertainment, Inc. ..........................     4,514,400       1.0
LEISURE                 28,000    +International Game Technology..........................     2,125,760       0.5
                       158,000    +Mandalay Resort Group..................................     4,836,380       1.1
                                                                                            ------------     -----
                                                                                              14,736,160       3.4
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES     233,000    +American Greetings Corporation (Class A)...............     3,681,400       0.9
                       156,000    D.R. Horton, Inc. ......................................     2,706,600       0.6
                        97,000    Fortune Brands, Inc. ...................................     4,511,470       1.0
                        82,000    Lennar Corporation......................................     4,231,200       1.0
                        76,000    +Mohawk Industries, Inc. ...............................     4,328,200       1.0
                        59,000    Newell Rubbermaid Inc. .................................     1,789,470       0.4
                        49,000    Pulte Corporation.......................................     2,345,630       0.5
                        68,000    The Ryland Group, Inc. .................................     2,267,800       0.5
                        83,000    Whirlpool Corporation...................................     4,334,260       1.0
                                                                                            ------------     -----
                                                                                              30,196,030       6.9
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS     130,000    The Procter & Gamble Company............................    11,172,200       2.6
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL             345,000    General Electric Company................................     8,400,750       1.9
CONGLOMERATES
---------------------------------------------------------------------------------------------------------------------
INSURANCE              152,000    The Allstate Corporation................................     5,622,480       1.3
                        47,000    American International Group, Inc. .....................     2,718,950       0.6
                        74,000    MetLife, Inc. ..........................................     2,000,960       0.5
                       152,000    Old Republic International Corporation..................     4,256,000       1.0
                        39,000    SAFECO Corporation......................................     1,346,670       0.3
                                                                                            ------------     -----
                                                                                              15,945,060       3.7
---------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &    137,000    Eastman Kodak Company...................................     4,800,480       1.1
PRODUCTS               189,000    Mattel, Inc. ...........................................     3,619,350       0.8
                        73,000    Polaris Industries, Inc. ...............................     4,277,800       1.0
                                                                                            ------------     -----
                                                                                              12,697,630       2.9
---------------------------------------------------------------------------------------------------------------------
METALS & MINING        103,000    United States Steel Corporation.........................     1,351,360       0.3
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL       202,000    Dillard's, Inc. (Class A)...............................     3,203,720       0.8
                       211,000    J.C. Penney Company, Inc. ..............................     4,855,110       1.1
                        54,000    Wal-Mart Stores, Inc. ..................................     2,727,540       0.6
                                                                                            ------------     -----
                                                                                              10,786,370       2.5
---------------------------------------------------------------------------------------------------------------------
OIL & GAS              230,000    ExxonMobil Corporation..................................     8,036,200       1.9
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                      SHARES                                                                               PERCENT OF
    INDUSTRY++         HELD                            COMMON STOCKS                           VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS         94,000    Johnson & Johnson.......................................  $  5,048,740       1.2%
                       195,000    Merck & Co., Inc. ......................................    11,038,950       2.5
                       205,000    Pfizer Inc. ............................................     6,266,850       1.4
                       123,000    +SICOR Inc. ............................................     1,949,550       0.5
                        27,000    +Watson Pharmaceuticals, Inc. ..........................       763,290       0.2
                                                                                            ------------     -----
                                                                                              25,067,380       5.8
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL            243,000    Norfolk Southern Corporation............................     4,857,570       1.1
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR           87,000    Intel Corporation.......................................     1,353,720       0.3
EQUIPMENT &
PRODUCTS
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                73,000    +Electronic Arts Inc. ..................................     3,628,830       0.8
                        27,000    Fair, Isaac and Company, Incorporated...................     1,152,900       0.3
                        66,000    +Intuit Inc. ...........................................     3,097,380       0.7
                       163,000    +Microsoft Corporation..................................     8,428,730       1.9
                       116,000    +Symantec Corporation...................................     4,698,000       1.1
                                                                                            ------------     -----
                                                                                              21,005,840       4.8
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL       364,000    +AutoNation, Inc. ......................................     4,571,840       1.1
                        65,000    +AutoZone, Inc. ........................................     4,592,250       1.1
                        51,000    Lowe's Companies, Inc. .................................     1,912,500       0.4
                        19,000    +Michael's Stores.......................................       594,700       0.1
                       180,000    Pier 1 Imports, Inc. ...................................     3,407,400       0.8
                       112,000    Ross Stores, Inc. ......................................     4,744,320       1.1
                                                                                            ------------     -----
                                                                                              19,823,010       4.6
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &     69,000    +Jones Apparel Group, Inc. .............................     2,445,360       0.5
LUXURY GOODS           147,000    Liz Claiborne, Inc. ....................................     4,358,550       1.0
                       160,000    +Reebok International Ltd. .............................     4,704,000       1.1
                                                                                            ------------     -----
                                                                                              11,507,910       2.6
---------------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS (COST--$443,012,921)..................   435,307,965     100.1
                                  LIABILITIES IN EXCESS OF OTHER ASSETS...................      (381,818)     (0.1)
                                                                                            ------------     -----
                                  NET ASSETS..............................................  $434,926,147     100.0%
                                                                                            ============     =====
---------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $82,654,269)
  (identified cost--$443,012,921)...........................                  $ 435,307,965
Investments held as collateral for loaned securities, at
  value.....................................................                     85,031,401
Foreign cash (cost--$367)...................................                            341
Receivables:
  Securities sold...........................................  $  13,248,901
  Dividends.................................................        388,232
  Loaned securities income..................................          5,467      13,642,600
                                                              -------------
Prepaid expenses............................................                          3,000
                                                                              -------------
Total assets................................................                    533,985,307
                                                                              -------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     85,031,401
Payables:
  Securities purchased......................................     12,383,033
  Custodian bank............................................      1,076,027
  Capital shares redeemed...................................        323,742
  Investment adviser........................................        181,602      13,964,404
                                                              -------------
Accrued expenses............................................                         63,355
                                                                              -------------
Total liabilities...........................................                     99,059,160
                                                                              -------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 434,926,147
                                                                              =============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                  $   2,247,667
Paid-in capital in excess of par............................                    588,284,068
Accumulated distributions in excess of investment
  income--net...............................................  $     (23,244)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (147,877,362)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................     (7,704,982)
                                                              -------------
Total accumulated losses--net...............................                   (155,605,588)
                                                                              -------------
NET ASSETS..................................................                  $ 434,926,147
                                                                              =============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $434,926,147 and 22,476,670
  shares outstanding........................................                  $       19.35
                                                                              =============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                 $  6,720,328
Securities lending--net.....................................                      140,431
Interest....................................................                        4,603
                                                                             ------------
Total income................................................                    6,865,362
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  2,405,646
Accounting services.........................................       187,909
Custodian fees..............................................       166,454
Professional fees...........................................        69,451
Printing and shareholder reports............................        51,204
Transfer agent fees.........................................        34,308
Directors' fees and expenses................................        23,415
Pricing services............................................         6,682
Registration fees...........................................           867
Other.......................................................        20,948
                                                              ------------
Total expenses..............................................                    2,966,884
                                                                             ------------
Investment income--net......................................                    3,898,478
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY
  TRANSACTIONS--NET:
Realized loss on investments--net...........................                  (49,708,825)
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (50,241,924)
  Foreign currency transactions--net........................             2    (50,241,922)
                                                              ------------   ------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                  (99,950,747)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(96,052,269)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED
                                                                         DECEMBER 31,
                                                                ------------------------------
DECREASE IN NET ASSETS:                                             2002             2001
----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   3,898,478    $   5,552,308
Realized loss on investments and foreign currency
  transactions--net.........................................      (49,708,825)     (65,288,549)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      (50,241,922)       1,966,163
                                                                -------------    -------------
Net decrease in net assets resulting from operations........      (96,052,269)     (57,770,078)
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (3,925,945)      (4,957,348)
Realized gain on investments--net:
  Class A...................................................               --          (60,007)
                                                                -------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (3,925,945)      (5,017,355)
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................      (61,833,163)    (102,033,531)
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (161,811,377)    (164,820,964)
Beginning of year...........................................      596,737,524      761,558,488
                                                                -------------    -------------
End of year*................................................    $ 434,926,147    $ 596,737,524
                                                                =============    =============
----------------------------------------------------------------------------------------------
* Undistributed(accumulated distributions in excess of)
  investment income--net....................................    $     (23,244)   $       4,223
                                                                =============    =============
----------------------------------------------------------------------------------------------

See Notes to Financial Statements

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                       CLASS A
FINANCIAL STATEMENTS.                                       --------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................  $  23.52    $  25.61    $  39.93    $  38.12    $  38.42
                                                            --------    --------    --------    --------    --------
Investment income--net+...................................       .16         .20         .44         .19         .34
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net......................     (4.15)      (2.09)      (4.16)      10.46        4.80
                                                            --------    --------    --------    --------    --------
Total from investment operations..........................     (3.99)      (1.89)      (3.72)      10.65        5.14
                                                            --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................................      (.18)       (.20)       (.48)       (.56)       (.35)
  In excess of investment income--net.....................        --          --        (.16)       (.02)         --
  Realized gain on investments--net.......................        --          --++     (8.58)      (8.26)      (5.09)
  In excess of realized gain on investments--net..........        --          --       (1.38)         --          --
                                                            --------    --------    --------    --------    --------
Total dividends and distributions.........................      (.18)       (.20)     (10.60)      (8.84)      (5.44)
                                                            --------    --------    --------    --------    --------
Net asset value, end of year..............................  $  19.35    $  23.52    $  25.61    $  39.93    $  38.12
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share........................   (16.98%)     (7.39%)     (9.85%)     31.43%      15.58%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................      .56%        .53%        .49%        .49%        .49%
                                                            ========    ========    ========    ========    ========
Investment income--net....................................      .74%        .86%       1.14%        .52%        .95%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....................  $434,926    $596,738    $761,558    $958,313    $862,897
                                                            ========    ========    ========    ========    ========
Portfolio turnover........................................   115.39%     170.43%     102.12%      77.73%     100.29%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Core V.I. Fund (the "Fund") (formerly Large Cap Core Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

--------------------------------------------------------------------------------

Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

  For such services, the Fund pays a monthly fee at the following annual rates:
..500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral of $45,066,643 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $39,964,758 was invested in the Merrill Lynch Premier Institutional Fund. As of December 31, 2002, the Fund lent securities with a value of $3,417,000 to MLPF&S or its affiliates. For the year ended December 31, 2002, MLIM, LLC received $58,488 in securities lending agent fees from the Fund.

--------------------------------------------------------------------------------

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $19,404 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $609,509,401 and $667,308,105, respectively.

  Net realized losses for the year ended December 31, 2002 and net unrealized losses as of December 31, 2002 were as follows:

-------------------------------------------------------------------
                                           Realized     Unrealized
                                            Losses        Losses
-------------------------------------------------------------------
Long-term investments..................  $(49,708,825)  $(7,704,956)
Foreign currency transactions..........            --           (26)
                                         ------------   -----------
Total..................................  $(49,708,825)  $(7,704,982)
                                         ============   ===========
-------------------------------------------------------------------

  At December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $17,789,151, of which $22,740,148 related to appreciated securities and $40,529,299 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $453,097,116.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:
---------------------------------------------------------

Class A Shares for the Year Ended                       Dollar
December 31, 2002                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................     756,815   $ 17,586,545
Shares issued to shareholders in
 reinvestment of dividends............     202,743      3,925,945
                                        ----------   ------------
Total issued..........................     959,558     21,512,490
Shares redeemed.......................  (3,855,197)   (83,345,653)
                                        ----------   ------------
Net decrease..........................  (2,895,639)  $(61,833,163)
                                        ==========   ============
-----------------------------------------------------------------

---------------------------------------------------------

Class A Shares for the Year Ended                      Dollar
December 31, 2001                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     228,928   $   5,393,178
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     211,707       5,017,355
                                       ----------   -------------
Total issued.........................     440,635      10,410,533
Shares redeemed......................  (4,799,984)   (112,444,064)
                                       ----------   -------------
Net decrease.........................  (4,359,349)  $(102,033,531)
                                       ==========   =============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                           12/31/2002   12/31/2001
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $3,925,945   $4,957,348
 Net long-term capital gains.............          --       60,007
                                           ----------   ----------
Total taxable distributions..............  $3,925,945   $5,017,355
                                           ==========   ==========
------------------------------------------------------------------

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income--net...............  $          --
 Undistributed long-term capital gains--net.......             --
                                                    -------------
 Total undistributed earnings--net................             --
 Capital loss carryforward........................   (119,865,601)*
 Unrealized losses--net...........................    (35,739,987)**
                                                    -------------
 Total accumulated losses--net....................  $(155,605,588)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $119,865,601, of which $73,889,758 expires in 2009 and $45,975,843 expires in
   2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LARGE CAP CORE V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Core V.I. Fund (formerly, Large Cap Core Focus Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Large Cap Core V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Index. Our investment process attempts to add value through both security selection and portfolio construction. The Fund's security selection involves the use of quantitative selection criteria--including earnings momentum, earnings surprise and valuation--and certain fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2002, the Fund's Class A Shares had a total return of -12.62%. On a relative basis, the Fund outperformed its benchmark, the Russell 1000 Value Index, which returned -15.52% for the same period. The Fund's relative outperformance resulted primarily from stock selection, particularly in consumer discretionary, financials and industrials. The Fund also benefited from an underweighted position in telecommunication services.

  2002 turned out to be an erratic year for the economy as its fits and starts confused investors. Our belief is that the resilient U.S. consumer, supported by modest job growth and real wage gains, is likely to support--but perhaps not lead--the U.S. economy. As such, we increased our relative weightings in financials, health care and materials, and reduced our relative weightings in industrials and information technology. Largest purchases included Allstate Corporation, Bank of America Corp., Exxon Mobil Corporation, Merck & Co., Inc. and Wells Fargo & Co. Largest sales included General Dynamics Corporation, International Paper Company, Raytheon Company, Union Pacific Corporation and United Technologies Corp. We continue to concentrate on sectors and stocks with near-term earnings deliverability and reasonable valuations. As a result, we are above benchmark weights in consumer staples, consumer discretionary and health care and below benchmark weights in telecommunication services, utilities, energy, industrials and information technology. We remain tilted toward the lower end of the capitalization range, anticipating continued outperformance of mid and large cap securities relative to mega cap securities.

MARKET OUTLOOK

  We believe that after a third consecutive annual decline in equity markets, equity investors are likely to experience positive returns in 2003. With the end of the recession, a decline in interest rates, and a nice improvement in profitability supported by stunning productivity improvement, 2002 could have been a good year for financial markets. However, issues surrounding economic uncertainty, corporate governance and geopolitics (including Iraq) caused investors to sell stocks again as the equity market decline surpassed that of the 1970s in both duration and magnitude. Only the 1930s decline during the Great Depression was worse. After three years of decline, stocks should benefit from stimulative fiscal and monetary policy and somewhat more reasonable valuations, especially when compared to cash and Treasury bonds. This same stimulative activity is likely to cause a backup in interest rates in the second half of the year at both the short and long ends of the interest rate curve. In the early months of the 2003, the significant uncertainty surrounding Iraq is likely to be resolved--we hope--in a positive way.

  October 2002 marked the low for equity prices for this cycle, in our opinion. An accommodative monetary policy, low inflation, improving profitability, improved valuation levels, and a stimulative fiscal policy support higher equity prices. However, the magnitude of any rise is likely to be limited by high debt levels, absolute valuation levels, and sub-par economic and earnings growth. Our belief is that interest rates have seen their trough and will experience modest upward pressure during the second half of 2003. While volatility is likely to continue, we believe that over the next five--ten years, we will experience an "8-5-2 world": 8% return for stocks, 5% for bonds, and 2% for cash. If this forecast is realized, then equity market averages will not experience new highs until the next decade. Inside the markets, we expect that the phrase "a stock picker's market" will be more true than usual. Again, it is likely that intelligent trading and tactical asset allocation will be rewarded.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Large Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert C. Doll
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                LARGE CAP VALUE V.I. FUND+--
                                                                      CLASS A SHARES*               RUSSELL 1000 VALUE INDEX++
                                                                ----------------------------        --------------------------
4/23/01**                                                                 10000.00                           10000.00
12/01                                                                     10299.00                            9559.00
12/02                                                                      8999.00                            8075.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** The Fund commenced operations on 4/23/01.
+ The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.
++ This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values. The starting date for the Index in the graph is from 4/30/01.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/02                                        -12.62%
----------------------------------------------------------------------
Inception (4/23/01) to 12/31/02                                - 6.05%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2002                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                  -14.86%        -12.62%
-----------------------------------------------------------------------------------------
Russell 1000 Value Index**                                       -11.29%        -15.52%
-----------------------------------------------------------------------------------------

*Total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
 ** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and have lower forecasted growth values.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                    SHARES                                                                              PERCENT OF
INDUSTRY++            HELD                             STOCKS                                VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS
                    14,900  +Lear Corporation                                             $   495,872        0.7%
-------------------------------------------------------------------------------------------------------------------
BANKS
                    37,600  AmSouth Bancorporation......................................      721,920        1.1
                    26,500  Astoria Financial Corporation...............................      719,475        1.0
                    34,500  Bank of America Corporation.................................    2,400,165        3.5
                    27,600  Banknorth Group, Inc. ......................................      623,760        0.9
                     6,300  Charter One Financial, Inc. ................................      180,999        0.3
                     3,700  City National Corporation...................................      162,763        0.2
                     6,500  Commerce Bancorp, Inc. .....................................      280,735        0.4
                    12,200  Golden West Financial Corporation...........................      876,082        1.3
                    18,000  GreenPoint Financial Corp. .................................      813,240        1.2
                    39,300  Hibernia Corporation (Class A)..............................      756,918        1.1
                    27,700  Independence Community Bank Corp. ..........................      703,026        1.0
                    29,800  National City Corporation...................................      814,136        1.2
                    25,100  New York Community Bancorp, Inc. ...........................      724,888        1.1
                    19,000  North Fork Bancorporation...................................      641,060        0.9
                    31,800  SouthTrust Corporation......................................      788,322        1.1
                    49,500  Sovereign Bancorp, Inc. ....................................      695,475        1.0
                    65,300  U.S. Bancorp................................................    1,385,666        2.0
                    36,700  Washington Mutual, Inc. ....................................    1,267,251        1.8
                    36,200  Wells Fargo & Co............................................    1,696,694        2.5
                                                                                          -----------      -----
                                                                                           16,252,575       23.6
-------------------------------------------------------------------------------------------------------------------
BEVERAGES
                    11,900  Adolph Coors Company (Class B)..............................      728,875        1.1
                    18,200  Anheuser-Busch Companies, Inc. .............................      880,880        1.3
                    33,200  Coca-Cola Enterprises Inc. .................................      721,104        1.0
                    24,400  +Constellation Brands, Inc. (Class A).......................      578,524        0.8
                    10,100  The Pepsi Bottling Group, Inc. .............................      259,570        0.4
                                                                                          -----------      -----
                                                                                            3,168,953        4.6
-------------------------------------------------------------------------------------------------------------------
CHEMICALS
                    17,500  Eastman Chemical Company....................................      643,475        0.9
                    10,500  International Flavors & Fragrances Inc. ....................      368,550        0.5
                    24,400  RPM, Inc. ..................................................      372,832        0.6
                     7,000  +The Scotts Company (Class A)...............................      343,280        0.5
                                                                                          -----------      -----
                                                                                            1,728,137        2.5
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL
SERVICES &
SUPPLIES
                    35,900  +CheckFree Corp. ...........................................      571,887        0.8

                     7,300  Deluxe Corporation..........................................      307,330        0.5
                     6,200  H & R Block, Inc. ..........................................      249,240        0.4
                     7,200  Pitney Bowes Inc. ..........................................      235,152        0.3
                                                                                          -----------      -----
                                                                                            1,363,609        2.0
-------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS
EQUIPMENT
                     8,400  +Advanced Fibre Communications, Inc. .......................      140,028        0.2
-------------------------------------------------------------------------------------------------------------------
CONTAINERS &
PACKAGING
                    14,900  Ball Corporation............................................      762,731        1.1
                    14,600  Bemis Company, Inc. ........................................      724,598        1.0
                    34,000  +Pactiv Corporation.........................................      743,240        1.1
                                                                                          -----------      -----
                                                                                            2,230,569        3.2
-------------------------------------------------------------------------------------------------------------------
DIVERSIFIED
FINANCIALS
                    33,900  Citigroup Inc. .............................................    1,192,941        1.7
                    15,800  Countrywide Credit Industries, Inc. ........................      816,070        1.2
                    12,800  Freddie Mac.................................................      755,840        1.1
                                                                                          -----------      -----
                                                                                            2,764,851        4.0
-------------------------------------------------------------------------------------------------------------------
DIVERSIFIED
TELECOMMUNICATION
SERVICES
                     5,900  SBC Communications Inc. ....................................      159,949        0.2

                    10,400  Verizon Communications......................................      403,000        0.6
                                                                                          -----------      -----
                                                                                              562,949        0.8
-------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES
                    10,500  Exelon Corporation..........................................      554,085        0.8
-------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS
                    35,300  ConAgra, Inc. ..............................................      882,853        1.4
                    20,800  +Dean Foods Company.........................................      771,680        1.1
                    16,500  General Mills, Inc..........................................      774,675        1.1
                    22,500  Kellogg Company.............................................      771,075        1.1
                    37,500  Sara Lee Corporation........................................      844,125        1.2
                                                                                          -----------      -----
                                                                                            4,044,408        5.9
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                    SHARES                                                                              PERCENT OF
INDUSTRY++            HELD                             STOCKS                                VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------
HEALTH CARE
EQUIPMENT &
SUPPLIES
                    20,400  Bausch & Lomb Incorporated..................................  $   734,400        1.1%

                    13,300  C.R. Bard, Inc..............................................      771,400        1.1
                                                                                          -----------      -----
                                                                                            1,505,800        2.2
-------------------------------------------------------------------------------------------------------------------
HEALTH CARE
PROVIDERS &
SERVICES
                    19,200  Aetna Inc. (New Shares).....................................      789,504        1.2

                    13,100  +DaVita, Inc. ..............................................      323,177        0.5
                    15,500  +Henry Schein, Inc..........................................      697,500        1.0
                    70,400  +Humana Inc. ...............................................      704,000        1.0
                     6,800  Omnicare, Inc. .............................................      162,044        0.2
                     3,100  UnitedHealth Group Incorporated.............................      258,850        0.4
                     3,700  +WellPoint Health Networks Inc. ............................      263,292        0.4
                                                                                          -----------      -----
                                                                                            3,198,367        4.7
-------------------------------------------------------------------------------------------------------------------
HOTELS,
RESTAURANTS &
LEISURE
                    25,900  +GTECH Holdings Corporation.................................      721,574        1.1

                    15,700  +Harrah's Entertainment, Inc. ..............................      621,720        0.9
                    13,100  +MGM Mirage Inc. ...........................................      431,907        0.6
                    24,400  +Mandalay Resort Group......................................      746,884        1.1
                                                                                          -----------      -----
                                                                                            2,522,085        3.7
-------------------------------------------------------------------------------------------------------------------
HOUSEHOLD
DURABLES
                    38,900  +American Greetings Corporation (Class A)...................      614,620        0.9
                    16,300  Fortune Brands, Inc. .......................................      758,113        1.1
                     8,700  KB HOME.....................................................      372,795        0.5
                     6,100  Lennar Corporation..........................................      314,760        0.5
                     5,200  +Mohawk Industries, Inc. ...................................      296,140        0.4
                    25,900  Newell Rubbermaid Inc. .....................................      785,547        1.1
                    14,500  Pulte Corporation...........................................      694,115        1.0
                    20,100  The Ryland Group, Inc. .....................................      670,335        1.0
                     3,800  Whirlpool Corporation.......................................      198,436        0.3
                                                                                          -----------      -----
                                                                                            4,704,861        6.8
-------------------------------------------------------------------------------------------------------------------
HOUSEHOLD
PRODUCTS
                    16,900  The Clorox Company..........................................      697,125        1.0
                    16,600  The Procter & Gamble Company................................    1,426,604        2.1
                                                                                          -----------      -----
                                                                                            2,123,729        3.1
-------------------------------------------------------------------------------------------------------------------
INSURANCE
                     3,300  AFLAC Incorporated..........................................       99,396        0.2
                    29,800  The Allstate Corporation....................................    1,102,302        1.6
                    30,200  MetLife, Inc. ..............................................      816,608        1.2
                    22,800  Old Republic International Corporation......................      638,400        0.9
                    21,800  SAFECO Corporation..........................................      752,754        1.1
                                                                                          -----------      -----
                                                                                            3,409,460        5.0
-------------------------------------------------------------------------------------------------------------------
LEISURE
EQUIPMENT &
PRODUCTS
                    24,800  Eastman Kodak Company.......................................      868,992        1.3

                     6,200  Mattel, Inc.................................................      118,730        0.2
                                                                                          -----------      -----
                                                                                              987,722        1.5
-------------------------------------------------------------------------------------------------------------------
MACHINERY
                    32,100  +AGCO Corporation...........................................      709,410        1.0
-------------------------------------------------------------------------------------------------------------------
MEDIA
                     7,200  Gannett Co., Inc. ..........................................      516,960        0.8
-------------------------------------------------------------------------------------------------------------------
METALS & MINING
                    49,400  United States Steel Corporation.............................      648,128        0.9
-------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL
                    37,000  Dillard's, Inc. (Class A)...................................      586,820        0.8
                    35,500  J.C. Penney Company, Inc....................................      816,855        1.2
                                                                                          -----------      -----
                                                                                            1,403,675        2.0
-------------------------------------------------------------------------------------------------------------------
OIL & GAS
                    74,600  Exxon Mobil Corporation.....................................    2,606,524        3.8
                    14,200  Ocean Energy Inc............................................      283,574        0.4
                    19,500  Pogo Producing Company......................................      726,375        1.1
                                                                                          -----------      -----
                                                                                            3,616,473        5.3
-------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS
                    10,700  +Medicis Pharmaceutical (Class A)...........................      531,469        0.8
                    28,100  Merck & Co., Inc. ..........................................    1,590,741        2.3
                    40,700  +SICOR Inc. ................................................      645,095        0.9
                    26,000  +Watson Pharmaceuticals, Inc................................      735,020        1.1
                                                                                          -----------      -----
                                                                                            3,502,325        5.1
-------------------------------------------------------------------------------------------------------------------
ROAD & RAIL
                    41,600  Norfolk Southern Corporation................................      831,584        1.2
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                      SHARES                                                                              PERCENT OF
INDUSTRY++              HELD                             STOCKS                                VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SOFTWARE
                       3,600  +Intuit Inc. ...............................................  $   168,948        0.2%
                      14,600  +Sybase, Inc. ..............................................      195,640        0.3
                                                                                            -----------      -----
                                                                                                364,588        0.5
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL
                      58,900  +AutoNation, Inc. ..........................................      739,784        1.1
                       3,500  +AutoZone, Inc. ............................................      247,275        0.4
                      10,200  Foot Locker, Inc. ..........................................      107,100        0.2
                      37,000  Pier 1 Imports, Inc. .......................................      700,410        1.0
                       7,300  Ross Stores, Inc. ..........................................      309,228        0.4
                                                                                            -----------      -----
                                                                                              2,103,797        3.1
---------------------------------------------------------------------------------------------------------------------
TEXTILES,
APPAREL &
LUXURY GOODS
                      22,000  +Jones Apparel Group, Inc. .................................      779,680        1.1

                      25,300  Liz Claiborne, Inc..........................................      750,145        1.1
                      25,700  +Reebok International Ltd...................................      755,580        1.1
                                                                                            -----------      -----
                                                                                              2,285,405        3.3
---------------------------------------------------------------------------------------------------------------------
TOBACCO
                      29,100  Philip Morris Companies Inc. ...............................    1,179,423        1.7
---------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN STOCKS
                              (COST--$70,676,634)                                            68,919,828      100.2
---------------------------------------------------------------------------------------------------------------------
        PARTNERSHIP
          INTEREST                               SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                    $164,563  Merrill Lynch Liquidity Series, LLC Cash Sweep Series II*...      164,563        0.3
---------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                              (COST--$164,563)                                                  164,563        0.3
---------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS (COST--$70,841,197).......................   69,084,391      100.5
                              LIABILITIES IN EXCESS OF OTHER ASSETS.......................     (309,849)     (0.5)
                                                                                            -----------      -----
                              NET ASSETS..................................................  $68,774,542      100.0%
                                                                                            ===========      =====
---------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.

   ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

 * Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------------
                                                                NET                 INTEREST
AFFILIATE                                                     ACTIVITY   NET COST    INCOME
--------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $164,563   $164,563     $461
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$70,841,197)........                $69,084,391
Receivables:
  Securities sold...........................................  $ 1,627,995
  Capital shares sold.......................................       90,666
  Dividends.................................................       81,584
  Interest..................................................          200     1,800,445
                                                              -----------
Prepaid expenses............................................                        136
                                                                            -----------
Total assets................................................                 70,884,972
                                                                            -----------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................    2,051,635
  Investment adviser........................................       45,255
  Capital shares redeemed...................................          580     2,097,470
                                                              -----------
Accrued expenses............................................                     12,960
                                                                            -----------
Total liabilities...........................................                  2,110,430
                                                                            -----------
---------------------------------------------------------------------------------------
NET ASSETS..................................................                $68,774,542
                                                                            ===========
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                $   770,889
Paid-in capital in excess of par............................                 75,923,439
Accumulated distributions in excess of investment
  income--net...............................................  $   (15,106)
Accumulated realized capital losses on investments--net.....   (6,147,874)
Unrealized depreciation on investments--net.................   (1,756,806)
                                                              -----------
Total accumulated losses--net...............................                 (7,919,786)
                                                                            -----------
NET ASSETS..................................................                $68,774,542
                                                                            ===========
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $68,774,542 and 7,708,892
  shares outstanding........................................                $      8.92
                                                                            ===========
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................             $   689,733
Interest....................................................                  20,247
                                                                         -----------
Total income................................................                 709,980
                                                                         -----------
------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $302,442
Custodian fees..............................................    29,563
Accounting services.........................................    13,206
Offering costs..............................................    12,882
Professional fees...........................................     9,729
Transfer agent fees.........................................     6,074
Printing and shareholder reports............................     2,025
Directors' fees and expenses................................     1,052
Pricing services............................................       835
Other.......................................................     5,190
                                                              --------
Total expenses before reimbursement.........................   382,998
Reimbursement of expenses...................................      (291)
                                                              --------
Total expenses after reimbursement..........................                 382,707
                                                                         -----------
Investment income--net......................................                 327,273
                                                                         -----------
------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................              (5,753,158)
Change in unrealized appreciation/depreciation on
  investments--net..........................................              (2,390,363)
                                                                         -----------
Total realized and unrealized loss on investments--net......              (8,143,521)
                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $(7,816,248)
                                                                         ===========
------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE YEAR    FOR THE PERIOD
                                                                 ENDED       APRIL 23, 2001+
                                                              DECEMBER 31,   TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2002             2001
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   327,273      $     28,982
Realized loss on investments--net...........................   (5,753,158)         (394,716)
Change in unrealized appreciation/depreciation on
  investments--net..........................................   (2,390,363)          633,557
                                                              ------------     ------------
Net increase (decrease) in net assets resulting from
  operations................................................   (7,816,248)          267,823
                                                              ------------     ------------
---------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................     (350,005)          (60,001)
                                                              ------------     ------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................   60,838,128        14,894,845
                                                              ------------     ------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   52,671,875        15,102,667
Beginning of period.........................................   16,102,667         1,000,000
                                                              ------------     ------------
End of period*..............................................  $68,774,542      $ 16,102,667
                                                              ============     ============
---------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $   (15,106)     $     (5,256)
                                                              ============     ============
---------------------------------------------------------------------------------------------

+Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                 CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED  --------------------------------
IN THE FINANCIAL STATEMENTS.                                                         FOR THE YEAR     FOR THE PERIOD
                                                                                         ENDED       APRIL 23, 2001+
                                                                                     DECEMBER 31,    TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                                                  2002              2001
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................................                $  10.26          $ 10.00
                                                                                       --------          -------
Investment income--net.................................................                     .08**            .02
Realized and unrealized gain (loss) on investments--net................                   (1.37)             .28
                                                                                       --------          -------
Total from investment operations.......................................                   (1.29)             .30
                                                                                       --------          -------
Less dividends from investment income--net.............................                    (.05)            (.04)
                                                                                       --------          -------
Net asset value, end of period.........................................                $   8.92          $ 10.26
                                                                                       ========          =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share.....................................                 (12.62%)           2.99%++
                                                                                       ========          =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.........................................                    .95%            1.25%*
                                                                                       ========          =======
Expenses...............................................................                    .95%            1.65%*
                                                                                       ========          =======
Investment income--net.................................................                    .81%             .64%*
                                                                                       ========          =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............................                $ 68,775          $16,103
                                                                                       ========          =======
Portfolio turnover.....................................................                 101.99%           64.52%
                                                                                       ========          =======
---------------------------------------------------------------------------------------------------------------------

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude insurance-related fees and expenses. The
   Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Commencement of operations.
++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Value V.I. Fund (the "Fund") (formerly Large Cap Value Focus Fund) is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

--------------------------------------------------------------------------------

value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/ tax difference of $12,882 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. For the year ended December 31, 2002, MLIM earned fees of $302,442, of which $291 was waived.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $1,142 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended

--------------------------------------------------------------------------------

December 31, 2002 were $102,070,960 and $40,908,181, respectively.

  Net realized losses for the year ended December 31, 2002 and net unrealized losses as of December 31, 2002 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                           Losses        Losses
------------------------------------------------------------------
Long-term investments..................  $(5,753,158)  $(1,756,806)
                                         -----------   -----------
Total..................................  $(5,753,158)  $(1,756,806)
                                         ===========   ===========
------------------------------------------------------------------

  At December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $2,040,895, of which $1,698,058 related to appreciated securities and $3,738,953 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $71,125,286.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year ended                        Dollar
December 31, 2002                           Shares       Amount
------------------------------------------------------------------
Shares sold..............................  7,056,874   $69,816,160
Shares issued to shareholders in
 reinvestment of dividends...............     39,194       350,005
                                           ---------   -----------
Total issued.............................  7,096,068    70,166,165
Shares redeemed..........................   (956,787)   (9,328,037)
                                           ---------   -----------
Net increase.............................  6,139,281   $60,838,128
                                           =========   ===========
------------------------------------------------------------------

-------------------------------------------------------------------------
Class A Shares for the Period April 23, 2001+ to                Dollar
December 31, 2001                                  Shares       Amount
-------------------------------------------------------------------------
Shares sold.................................      1,700,336   $17,194,842
Shares issued to shareholders in reinvestment of
 dividends..................................          5,814        60,001
                                                  ---------   -----------
Total issued................................      1,706,150    17,254,843
Shares redeemed.............................       (236,539)   (2,359,998)
                                                  ---------   -----------
Net increase................................      1,469,611   $14,894,845
                                                  =========   ===========
-------------------------------------------------------------------------

+ Prior to April 23, 2001 (commencement of operations), the Fund issued 100,000 shares to MLLIC for $1,000,000.

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

  The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                           12/31/2002   12/31/2001
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................   $350,005     $60,001
                                            --------     -------
Total taxable distributions..............   $350,005     $60,001
                                            ========     =======
------------------------------------------------------------------

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

---------------------------------------------------------------
Undistributed ordinary income--net................  $        --
Undistributed long-term capital gains--net........           --
                                                    -----------
Total undistributed earnings--net.................           --
Capital loss carryforward.........................   (3,568,704)*
Unrealized losses--net............................   (4,351,082)**
                                                    -----------
Total accumulated losses--net.....................  $(7,919,786)
                                                    ===========

---------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $3,568,704, of which $217,611 expires in 2009 and $3,351,093 expires in 2010.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LARGE CAP VALUE V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Value V.I. Fund (formerly, Large Cap Value Focus Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period April 23, 2001 (commencement of operations) to December 31, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Large Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the 12 months ended December 31, 2002, Reserve Assets V.I. Fund's Class A Shares had a net annualized yield of 1.23%. For the six-month period ended December 31, 2002, the Fund's Class A Shares had a net annualized yield of 1.03%. The Fund's 7-day yield as of December 31, 2002 was .68%. The Fund's average portfolio maturity was 50 days at December 31, 2002, compared to 54 days at June 30, 2002.

ECONOMIC ENVIRONMENT

  By December 31, 2002, the U.S. economy appeared to be on track for annual growth of roughly 2.5%, with growth in the fourth quarter of 2002 declining to an estimated 1% from a relatively strong 4% in the third quarter. Most analysts do not expect consumers to continue to support economic growth in 2003 as they had in 2002. Large-scale layoff announcements in the fourth quarter and uncertainty over Iraq led to a decline in consumer confidence. Industry surveys indicated that consumers were still uneasy about the employment situation. These factors contributed to the anemic holiday season, with modest gains in overall sales limited by heavy discounting needed to bring buyers into the stores. The strength in the housing market and mortgage refinancing activity provided household well-being during the six-month period ended December 31, 2002, but there are signs this trend is tapering off as mortgage rates have stopped dropping. After more than two years of retrenchment, corporate balance sheets improved during the six-month period. It remains unclear if this will lead to an increase in capital expenditures unless revenues show signs of growth. However, the combination of low interest rates and proposed fiscal stimulus may yet bring improvement to the economic outlook.

  The impact of economic data continued to be muted in light of other events that have brought increased volatility to the markets. The short end of the U.S. Treasury market (two years and under) was subject to a safe-haven trade during the last few months, with U.S. Treasury yields approaching historical lows. The equity and corporate bond markets continued to slide from the disclosure of questionable accounting and business practices. The threat of a U.S. military conflict with Iraq cast a pall on financial markets, with volatility increasing along with the rhetoric. Increasingly, the decline in the U.S. dollar compared to other major currencies and recent highs in oil and gold prices added another element to the uncertainties facing the markets. We believe that fiscal stimulus will lead to increased borrowing by the U.S. Treasury, and changes in the borrowings mix are likely to produce structural changes to the yield curve. These factors influenced the markets during the fourth quarter of 2002, and we believe are likely to continue, to varying degrees, into the first quarter of 2003.

PORTFOLIO MATTERS

  Our desired portfolio mix and average duration remained relatively unchanged during the six-month period ended December 31, 2002. To target a 50-day-60-day average life, we favored an overweighted position in variable rate notes, and for fixed rate exposure, we preferred callable agency structures. The universe of available first-tier corporate credits declined throughout the year, thus collapsing spreads because of scarcity value. Somewhat surprisingly, spreads on agency issues remained unchanged. We added floating rate agency securities on a one-month London Interbank Offered Rate (LIBOR) less an eight basis point (.08%) equivalent, which represented a similar level to that of first-tier commercial paper. As we expect higher interest rates to eventually produce a steeper curve, sufficient exposure in variable rate product should provide adequate protection against higher interest rates and allow us greater flexibility with our fixed rate purchases. Amid the flat-to-inverted yield curve that existed within the one-year sector, we became increasingly involved in callable agency paper. We believed the premiums we received by selling these imbedded call options created valuable investment opportunities, especially given the inversion of the LIBOR curve in the front end. This scenario enabled us to generate yields that were otherwise unavailable for the higher-quality credits, which we were primarily focused on. At these volatility levels, callable bonds offered superior option-adjusted spreads in addition to their higher coupons.

  Recently we have become increasingly cautious about adding any new longer fixed rate exposure as volatility has declined, quality spreads have collapsed and U.S. Treasury yields have re-tested their lows. Hence, we currently do not see value in callable structures, as their option-adjusted spreads are far less compelling. We remain content to allow our duration target to passively drift lower, awaiting better buying opportunities, which we believe may arise if sustained economic growth

--------------------------------------------------------------------------------

becomes more apparent and the safe-haven trade diminishes.

  The Fund's composition at the end of December and as of our last report to shareholders is detailed below:

-----------------------------------------------------------------
                                               12/31/02   6/30/02
-----------------------------------------------------------------
Certificates of Deposit......................     1.7%        --
Certificates of Deposit--Yankee..............     5.0        3.0%
Commercial Paper.............................    66.2       66.9
Corporate Notes..............................     7.9        9.3
Funding Agreements...........................     4.1        3.7
Municipal Bonds..............................     0.8         --
U.S. Government, Agency & Instrumentality
 Obligations--Discount.......................     0.3        0.3
U.S. Government, Agency & Instrumentality
 Obligations--Non-Discount...................    17.2       17.3
Liabilities in Excess of Other Assets........    (3.2)      (0.5)
                                                -----      -----
Total........................................   100.0%     100.0%
                                                =====      =====
-----------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Reserve Assets V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to discussing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                FACE                                                  INTEREST    MATURITY
                               AMOUNT                        ISSUE                     RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF               $200,000      State Street Bank & Trust...............   2.30 %     6/17/2003  $   200,911
DEPOSIT--1.7%
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CERTIFICATES OF DEPOSIT (COST--$200,489)                       200,911
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                100,000      Bank of Nova Scotia.....................   2.98       3/27/2003      100,393
DEPOSIT--YANKEE--5.0%
                               150,000      Canadian Imperial Bank of Commerce......   2.425      1/10/2003      150,036
                               100,000      Canadian Imperial Bank of Commerce......   2.17       7/14/2003      100,461
                               250,000      Nordea Bank PLC+........................   1.379      9/09/2003      249,974
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CERTIFICATES OF DEPOSIT--YANKEE (COST--$600,015)               600,864
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--66.2%        400,000      Apreco, Inc.............................   1.36       1/21/2003      399,713
                               250,000      Bavaria TRR Corp........................   1.75       1/15/2003      249,880
                               334,000      Clipper Receivables Corp................   1.25       1/02/2003      334,000
                               302,000      Corporate Asset Funding Co., Inc........   1.35       1/08/2003      301,932
                               350,000      Dorada Finance Inc......................   1.35       2/28/2003      349,269
                               318,000      Edison Asset Securitization, LLC........   1.36       1/09/2003      317,916
                               203,000      FCAR Owner Trust........................   1.78       1/16/2003      202,895
                               493,000      Fleet Funding Corporation...............   1.35       1/10/2003      492,852
                               250,000      Goldman Sachs Group, Inc.+..............   1.76      10/09/2003      249,975
                               326,000      Greyhawk Funding, LLC...................   1.36       1/13/2003      325,865
                               300,000      International Lease Finance
                                              Corporation...........................   1.35       1/27/2003      299,719
                               600,000      Kitty Hawk Funding Corp.................   1.35       1/14/2003      599,730
                               287,000      Mont Blanc Capital Corp.................   1.33       1/07/2003      286,947
                               150,000      Morgan Stanley+.........................   1.393      4/15/2003      150,000
                               429,000      Newport Funding Corp....................   1.35       1/24/2003      428,648
                               500,000      PB Finance (Delaware)...................   1.38       2/13/2003      499,230
                               480,000      Park Avenue Receivables Corp............   1.34       2/13/2003      479,261
                               399,000      Rio Tinto Limited.......................   1.35       1/15/2003      398,805
                               506,000      Sheffield Receivables Corporation.......   1.35       1/23/2003      505,602
                               530,000      Societe Generale NA.....................   1.36       2/21/2003      528,999
                               338,000      Spintab AB..............................   1.33       2/06/2003      337,559
                               250,000      Svenska Handelsbanken AB................   1.34       1/30/2003      249,737
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL COMMERCIAL PAPER (COST--$7,988,425)                          7,988,534
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--7.9%          250,000      General Electric Capital Corp.+.........   1.756     11/03/2003      250,118
                               195,000      General Electric Capital Corp.+.........   1.45       1/16/2004      195,000
                               100,000      Goldman Sachs Group, Inc.+..............   2.025      1/13/2004      100,000
                               250,000      Morgan Stanley+.........................   1.52       1/16/2004      250,000
                               150,000      Wal-Mart Stores, Inc....................   4.878      6/01/2003      151,982
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE NOTES (COST--$946,552)                               947,100
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--4.1%       500,000      Monumental Life Insurance Company+......   1.54      11/24/2003      500,000
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL FUNDING AGREEMENTS (COST--$500,000)                            500,000
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS--0.8%          100,000      California State, Revenue Anticipation
                                              Note+.................................   1.42       6/20/2003      100,000
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS (COST--$100,000)                               100,000
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &    40,000         Federal Home Loan Mortgage
INSTRUMENTALITY OBLIGATIONS--                 Corporation...........................   2.35       1/30/2003       39,963
DISCOUNT--0.3%
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT, AGENCY & INSTRUMENTALITY
                                            OBLIGATIONS--DISCOUNT (COST--$39,927)                                 39,963
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &    75,000         Federal Home Loan Bank..................   4.50       4/25/2003       75,755
INSTRUMENTALITY OBLIGATIONS-- NON-
DISCOUNT--17.2%

                               200,000      Federal Home Loan Bank+.................   1.44      11/07/2003      200,047
                               100,000      Federal Home Loan Bank+.................   1.253     12/04/2003      100,072
                               100,000      Federal Home Loan Bank+.................   1.695      1/02/2004       99,975
                               400,000      Federal Home Loan Bank+.................   1.303      1/06/2004      399,847
                               250,000      Federal Home Loan Mortgage
                                              Corporation...........................   2.45       1/16/2003      250,102
                                75,000      Federal Home Loan Mortgage
                                              Corporation...........................   3.25       1/15/2004       76,474

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                FACE                                                  INTEREST    MATURITY
                               AMOUNT                        ISSUE                     RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &   $ 25,000        Federal Home Loan Mortgage
INSTRUMENTALITY                               Corporation...........................   3.75 %     4/15/2004  $    25,743
OBLIGATIONS--NON-DISCOUNT
(CONCLUDED)
                               100,000      Federal National Mortgage Association...   4.00       8/15/2003      101,685
                               300,000      Federal National Mortgage
                                              Association+..........................   1.447      1/14/2004      300,131
                                50,000      Federal National Mortgage Association...   2.46       8/19/2004       50,364
                                50,000      Federal National Mortgage Association...   2.70       8/19/2004       50,094
                                50,000      Federal National Mortgage Association...   2.72       8/27/2004       50,109
                                50,000      Federal National Mortgage Association...   2.80       9/03/2004       50,124
                                40,000      Federal National Mortgage Association...   2.50      10/01/2004       40,370
                                35,000      Federal National Mortgage Association...   2.60      10/29/2004       35,142
                               150,000      Student Loan Marketing Association+.....   1.427      2/12/2004      149,967
                                25,000      U.S. Treasury Notes.....................   2.125      8/31/2004       25,278
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT, AGENCY & INSTRUMENTALITY
                                            OBLIGATIONS--NON-DISCOUNT (COST--$2,076,894)                       2,081,279
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS
                                            (COST--$12,452,302)--103.2%.............                          12,458,651
                                            LIABILITIES IN EXCESS OF OTHER
                                            ASSETS--(3.2%)..........................                            (381,661)
                                                                                                             -----------
                                            NET ASSETS--100.0%......................                         $12,076,990
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 2002.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$12,452,302*).......              $12,458,651
Cash........................................................                      832
Interest receivable.........................................                   28,952
Prepaid expenses............................................                       70
                                                                          -----------
Total assets................................................               12,488,505
                                                                          -----------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................  $399,847
  Investment adviser........................................     5,126
  Capital shares redeemed...................................       950        405,923
                                                              --------
Accrued expenses............................................                    5,592
                                                                          -----------
Total liabilities...........................................                  411,515
                                                                          -----------
-------------------------------------------------------------------------------------
NET ASSETS..................................................              $12,076,990
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 500,000,000
  shares authorized+........................................              $ 1,207,064
Paid-in capital in excess of par............................               10,863,577
Unrealized appreciation on investments--net.................                    6,349
                                                                          -----------
NET ASSETS..................................................              $12,076,990
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $12,076,990 and 12,070,641
  shares outstanding........................................              $      1.00
                                                                          ===========
-------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. At December 31, 2002, net unrealized appreciation for Federal income tax purposes amounted to $6,349, of which $6,410 related to appreciated securities and $61 related to depreciated securities.

+ The Fund is also authorized to issue 500,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $273,736
---------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $67,330
Transfer agent fees.........................................    9,912
Professional fees...........................................    9,807
Custodian fees..............................................    8,339
Accounting services.........................................    4,753
Printing and shareholder reports............................    1,487
Registration fees...........................................      867
Directors' fees and expenses................................      604
Pricing services............................................      473
Other.......................................................    4,533
                                                              -------
Total expenses..............................................              108,105
                                                                         --------
Investment income--net......................................              165,631
                                                                         --------
---------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                  795
Change in unrealized appreciation on investments--net.......               (9,827)
                                                                         --------
Total realized and unrealized loss on investments--net......               (9,032)
                                                                         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $156,599
                                                                         ========
---------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2002           2001
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   165,631    $   612,812
Realized gain on investments--net...........................            795          3,112
Change in unrealized appreciation on investments--net.......         (9,827)        14,503
                                                                -----------    -----------
Net increase in net assets resulting from operations........        156,599        630,427
                                                                -----------    -----------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (165,631)      (612,812)
Realized gain on investments--net:
  Class A...................................................           (795)        (3,112)
                                                                -----------    -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (166,426)      (615,924)
                                                                -----------    -----------
------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................      2,072,526      2,901,953
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions...............        166,431        615,918
                                                                -----------    -----------
                                                                  2,238,957      3,517,871
Cost of shares redeemed.....................................     (5,043,133)    (6,463,243)
                                                                -----------    -----------
Net decrease in net assets derived from capital share
  transactions..............................................     (2,804,176)    (2,945,372)
                                                                -----------    -----------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (2,814,003)    (2,930,869)
Beginning of year...........................................     14,890,993     17,821,862
                                                                -----------    -----------
End of year.................................................    $12,076,990    $14,890,993
                                                                ===========    ===========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                     CLASS A
                                                                ---------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2002       2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                -------    -------    -------    -------    -------
Investment income--net.......................................     .0122      .0371      .0574      .0464      .0496
Realized and unrealized gain (loss) on investments--net......    (.0006)     .0011      .0008     (.0006)     .0003
                                                                -------    -------    -------    -------    -------
Total from investment operations.............................     .0116      .0382      .0582      .0458      .0499
                                                                -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net.....................................    (.0122)    (.0371)    (.0574)    (.0464)    (.0496)
  Realized gain on investments--net..........................    (.0001)    (.0002)        --     (.0001)    (.0003)
                                                                -------    -------    -------    -------    -------
Total dividends and distributions............................    (.0123)    (.0373)    (.0574)    (.0465)    (.0499)
                                                                -------    -------    -------    -------    -------
Net asset value, end of year.................................   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................     1.23%      3.79%      5.86%      4.76%      5.10%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................      .80%       .78%       .68%       .65%       .68%
                                                                =======    =======    =======    =======    =======
Investment income and realized gain on investments--net......     1.24%      3.79%      5.73%      4.66%      4.96%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................   $12,077    $14,891    $17,822    $20,933    $21,338
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Reserve Assets V.I. Fund (the "Fund") (formerly Reserve Assets Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional shares of beneficial interest at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $500 million; .425% of average daily net assets in excess of $500 million but not exceeding $750 million; .375% of average daily net assets in excess of $750 million but not exceeding $1 billion; .350% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; .325% of average daily net assets in excess of $1.5 billion but not exceeding $2 bil-

--------------------------------------------------------------------------------

lion; .300% of average daily net assets in excess of $2 billion but not exceeding $2.5 billion and .275% of average daily net assets in excess of $2.5 billion.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $461 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

-------------------------------------------------------------------
                                            12/31/2002   12/31/2001
-------------------------------------------------------------------
Distributions paid from:

 Ordinary income..........................   $166,426     $615,924
                                             --------     --------

Total taxable distributions...............   $166,426     $615,924
                                             ========     ========
-------------------------------------------------------------------

As of December 31, 2002, there were no significant differences between the book and tax components of net assets.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
RESERVE ASSETS V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reserve Assets V.I. Fund (formerly, Reserve Assets Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Reserve Assets V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2002, Small Cap Value V.I. Fund slightly underperformed the unmanaged benchmark Russell 2000 Index. The Fund's Class A and Class B Shares had total returns of -23.76% and -23.86%, respectively, compared to a return of -20.48% for the Russell 2000 Index.

  The downward trend in equity markets gained momentum during the year as the Russell 2000 Index posted its worst performance since the Index was created in 1979. After outperforming during the first half of the year ended December 31, 2002, small-capitalization stocks declined sharply and underperformed large-capitalization stocks in the second half of the year. For the 12-month period, the Russell 2000 Index surpassed the Standard & Poor's 500 Index by 162 basis points (1.62%). The differential between value and growth was even more extreme with small cap value significantly outperforming small cap growth. The growth-oriented stocks in the Russell 2000 Index did stage an impressive fourth quarter rally as interest rate cuts by the Federal Reserve Board and optimism regarding an economic stimulus package fueled a rebound that lost steam in December 2002.

  During 2002, only the financial services sector posted positive absolute performance within the Russell 2000 Index, the other nine sectors all delivered losses. Information technology and health care posted the steepest declines within the Index, down 46% and 38%, respectively, while the financial and energy sectors performed the best, with returns of +5% and -8%, respectively. The Fund slightly underperformed the Russell 2000 Index as a result of poor sector positioning. The Fund was overweighted in the poor-performing technology sector and underweighted in the better-performing financial sector. Specific stock selection had a negligible impact on performance and individual stocks performed approximately in line with comparable companies in the benchmark Index.

  Individual stocks that most benefited the Fund's annual results included shares of XTO Energy, Inc., The Men's Wearhouse, Inc. and WebMD Corporation. Shares of XTO Energy, a producer of natural gas, performed favorably as energy prices surged on fears regarding a military conflict with Iraq. The Men's Wearhouse, Inc., a retailer of men's tailored clothing, rallied from depressed levels as spending on men's apparel surpassed analysts' estimates. We significantly reduced the Fund's position in The Men's Wearhouse on stock price strength given our belief that spending levels would prove unsustainable. Shares of WebMD gained 21% during the year as revenue growth accelerated and the company attained profitability. We realized capital gains in WebMD and substantially reduced the size of the Fund's investment position toward the end of the year.

  Stocks that most detracted from the Fund's performance during the year were all in the technology sector. They included shares of Vignette Corporation, Parametric Technology Corporation and Liberate Technologies, Inc. We are committed to the Fund's investments in Vignette Corporation and Parametric Technology. Both companies have a sizeable base of corporate customers, generate significant revenues, have net cash on the balance sheet and are expected to return to profitability even without help from a rebound in corporate spending on information technology. When the economy eventually rebounds, we believe these companies should experience an even greater boost. Liberate Technologies, a software platform provider for cable and interactive television customers, experienced an abrupt slowdown in its end markets. We continue to hold a small position in the stock based on the company's strong balance sheet.

  The Fund began the year 2002 significantly overweighted in the technology sector compared to the Russell 2000 Index. Performance of the Fund's technology holdings was approximately in line with comparable companies in the Russell 2000 Index. However, being overweighted in an underperforming sector detracted from the Fund's performance. The Fund began the year underweighted in the financial services, utilities and telecommunication sectors. Financial stocks were the best-performing sector within the Russell 2000 Index and the Fund's underweighting in this area had an adverse effect on relative performance for the year ended December 31, 2002. The downward movement in interest rates in 2002 supported the sector's favorable relative results. We remain underweighted in the financial sector because there are few financial stocks that meet our out-of-favor valuation criteria.

IN CONCLUSION

  The Fund produced negative returns in 2002, performing slightly below the Russell 2000 Index. Although we are disappointed with the

--------------------------------------------------------------------------------

Fund's annual results, we remain committed to our research-intensive process of investing in out-of-favor small cap stocks. Over three-year and five-year time periods, this process has generated above-market returns, and we believe that short-term volatility in the markets can provide attractive longer-term opportunities.

  We thank you for your continued investment in Small Cap Value V.I. Fund, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ R. Elise Baum
R. Elise Baum
Senior Vice President and Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A AND CLASS B SHARES
--------------------------------------------------------------------------------

                                                                SMALL CAP VALUE V.I. FUND+--
                                                                      CLASS A SHARES*                  RUSSELL 2000 INDEX++
                                                                ----------------------------           --------------------
12/92                                                                     10000.00                           10000.00
12/93                                                                     11778.00                           11888.00
12/94                                                                     10922.00                           11671.00
12/95                                                                     15935.00                           14991.00
12/96                                                                     17227.00                           17464.00
12/97                                                                     19246.00                           21369.00
12/98                                                                     17995.00                           20825.00
12/99                                                                     24140.00                           25252.00
12/00                                                                     27701.00                           24489.00
12/01                                                                     35995.00                           25098.00
12/02                                                                     27443.00                           19957.00

                                                                SMALL CAP VALUE V.I. FUND+--
                                                                      CLASS B SHARES*                  RUSSELL 2000 INDEX++
                                                                ----------------------------           --------------------
10/23/97**                                                                10000.00                           10000.00
12/97                                                                      8882.00                           10109.00
12/98                                                                      8303.00                            9852.00
12/99                                                                     11125.00                           11946.00
12/00                                                                     12746.00                           11585.00
12/01                                                                     16534.00                           11873.00
12/02                                                                     12589.00                            9441.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ The Fund invests primarily in common stocks of small companies and emerging growth companies that Fund management believes have special investment value. ++ This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. The starting date for the Index in the Class B Shares' graph is from 10/31/97.

   Past results shown should not be considered a representation of future performance.
]

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                  -23.76%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                 + 7.34
--------------------------------------------------------------------------------
Ten Years Ended 12/31/02                                                  +10.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                  -23.86%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                 + 7.22
--------------------------------------------------------------------------------
Inception (10/23/97) through 12/31/02                                     + 4.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2002                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                  -16.10%        -23.76%
-----------------------------------------------------------------------------------------
Class B Shares*                                                  -16.13         -23.86
-----------------------------------------------------------------------------------------
Russell 2000 Index**                                             -16.56         -20.48
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY++                       HELD                        COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE               142,300      Precision Castparts Corp..................    $  3,450,775       0.7%
                                  251,500      +Triumph Group, Inc.......................       8,032,910       1.7
                                                                                             ------------     -----
                                                                                               11,483,685       2.4
----------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS           330,500      CNF Transportation Inc. ..................      10,985,820       2.3
                                   46,300      UTI Worldwide, Inc........................       1,203,800       0.3
                                                                                             ------------     -----
                                                                                               12,189,620       2.6
----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                   359,700      Intermet Corporation......................       1,456,785       0.3
                                   58,200      +Keystone Automotive Industries, Inc. ....         874,164       0.2
                                  218,200      +Shiloh Industries, Inc. .................         464,766       0.1
                                                                                             ------------     -----
                                                                                                2,795,715       0.6
----------------------------------------------------------------------------------------------------------------------
BANKS                             199,700      Bank of Hawaii Corporation................       6,068,883       1.3
                                  367,100      Banknorth Group, Inc. ....................       8,296,460       1.7
                                  268,551      Charter One Financial, Inc. ..............       7,715,470       1.6
                                  181,400      The Colonial BancGroup, Inc. .............       2,164,102       0.5
                                  247,400      Compass Bancshares, Inc. .................       7,713,932       1.6
                                  282,000      First Midwest Bancorp, Inc. ..............       7,501,200       1.6
                                  445,400      Sovereign Bancorp, Inc. ..................       6,257,870       1.3
                                                                                             ------------     -----
                                                                                               45,717,917       9.6
----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                     170,000      +Applera Corporation--Celera Genomics
                                                 Group...................................       1,623,500       0.3
                                  274,700      +Diversa Corporation......................       2,475,047       0.5
                                  367,500      +Incyte Genomics, Inc. ...................       1,653,750       0.4
                                  155,000      +Isis Pharmaceuticals, Inc. ..............       1,016,800       0.2
                                  261,800      +Maxygen Inc. ............................       1,987,062       0.4
                                  392,800      +Medarex, Inc. ...........................       1,551,560       0.3
                                  106,900      +Vertex Pharmaceuticals Incorporated......       1,693,296       0.4
                                  441,400      +Vical Incorporated.......................       1,522,830       0.3
                                                                                             ------------     -----
                                                                                               13,523,845       2.8
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                 146,500      ElkCorp...................................       2,534,450       0.5
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &             192,800      +Ambassadors International, Inc. .........       1,733,272       0.4
SUPPLIES
                                  390,100      +Convergys Corporation....................       5,910,015       1.2
                                  875,800      +EXE Technologies, Inc. ..................         455,416       0.1
                                   63,100      G & K Services, Inc. (Class A)............       2,233,740       0.5
                                  118,055      +On Assignment, Inc. .....................       1,007,009       0.2
                                   51,800      +PRG-Schultz International, Inc. .........         458,948       0.1
                                   90,800      +Sabre Holdings Corporation...............       1,644,388       0.3
                                  193,600      +Valassis Communications, Inc. ...........       5,697,648       1.2
                                                                                             ------------     -----
                                                                                               19,140,436       4.0
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT          319,398      +Arris Group Inc. ........................       1,124,281       0.3
                                  898,400      +Aspect Communications Corporation........       2,533,488       0.5
                                  165,400      +Com21, Inc. .............................          34,734       0.0
                                  569,007      +Proxim Corporation (Class A).............         495,036       0.1
                                                                                             ------------     -----
                                                                                                4,187,539       0.9
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS            87,700      +Electronics for Imaging, Inc. ...........       1,426,002       0.3
                                  520,200      +Maxtor Corporation.......................       2,632,212       0.6
                                                                                             ------------     -----
                                                                                                4,058,214       0.9
----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING         61,600      Fluor Corporation.........................       1,724,800       0.4
----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS            169,500      Martin Marietta Materials, Inc. ..........       5,196,870       1.1
----------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING             46,500      Rock-Tenn Company (Class A)...............         626,820       0.1
                                  346,100      +Smurfit-Stone Container Corporation......       5,323,018       1.1
                                                                                             ------------     -----
                                                                                                5,949,838       1.2
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS              6,600      Chicago Mercantile Exchange...............         288,156       0.0
                                   95,200      iShares Russell 2000 Index Fund...........       7,225,680       1.5
                                2,739,800      +Knight Trading Group, Inc. ..............      13,315,428       2.8

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY++                       HELD                        COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS             68,600      S&P 500 Depositary Receipts(a)............    $  6,056,694       1.3%
(CONCLUDED)
                                   88,700      S&P Mid Cap 400 Depositary Receipts(b)....       6,976,255       1.5
                                                                                             ------------     -----
                                                                                               33,862,213       7.1
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT              449,200      +Global Power Equipment Group Inc. .......       2,214,556       0.5
                                  397,900      +Paxar Corporation........................       5,869,025       1.2
                                                                                             ------------     -----
                                                                                                8,083,581       1.7
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            268,700      +Nu Horizons Electronics Corp. ...........       1,531,590       0.3
INSTRUMENTS
                                1,783,400      Symbol Technologies, Inc. ................      14,659,548       3.1
                                  132,600      +Tech Data Corporation....................       3,573,570       0.8
                                                                                             ------------     -----
                                                                                               19,764,708       4.2
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES       162,500      +BJ Services Company......................       5,250,375       1.1
                                  129,200      Diamond Offshore Drilling, Inc. ..........       2,823,020       0.6
                                  210,700      +FMC Technologies, Inc. ..................       4,304,601       0.9
                                   21,700      Halliburton Company.......................         406,007       0.1
                                  337,400      +Key Energy Services, Inc. ...............       3,026,478       0.6
                                  130,800      +National-Oilwell, Inc. ..................       2,856,672       0.6
                                                                                             ------------     -----
                                                                                               18,667,153       3.9
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                     133,200      +Chiquita Brands International, Inc. .....       1,766,232       0.4
                                  261,300      Corn Products International, Inc. ........       7,872,969       1.7
                                  133,096      +Dean Foods Company.......................       4,937,862       1.0
                                  410,600      +Smithfield Foods, Inc. ..................       8,146,304       1.7
                                                                                             ------------     -----
                                                                                               22,723,367       4.8
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &           148,600      Bausch & Lomb Incorporated................       5,349,600       1.1
SUPPLIES
                                   67,900      C.R. Bard, Inc. ..........................       3,938,200       0.8
                                   12,600      +Closure Medical Corporation..............         132,678       0.0
                                  334,300      +Intuitive Surgical, Inc. ................       2,045,916       0.5
                                   25,800      Mentor Corporation........................         990,720       0.2
                                                                                             ------------     -----
                                                                                               12,457,114       2.6
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &            40,900      +Caremark Rx, Inc. .......................         664,625       0.1
SERVICES
                                  571,600      Hooper Holmes, Inc. ......................       3,509,624       0.7
                                  174,500      IMS Health Incorporated...................       2,792,000       0.6
                                   84,300      +MAXIMUS, Inc.............................       2,200,230       0.5
                                   54,800      Owens & Minor, Inc. ......................         899,816       0.2
                                  675,000      +Quintiles Transnational Corp. ...........       8,160,750       1.7
                                  537,800      +WebMD Corporation........................       4,598,190       1.0
                                                                                             ------------     -----
                                                                                               22,825,235       4.8
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             183,900      +Ambassadors Group, Inc. .................       2,372,310       0.5
LEISURE
                                  201,000      Dover Downs Gaming & Entertainment,
                                                 Inc. ...................................       1,827,090       0.4
                                  300,400      Dover Motorsports, Inc. ..................       1,396,860       0.3
                                   96,900      +Jack in the Box Inc. ....................       1,675,401       0.3
                                  348,800      Outback Steakhouse, Inc. .................      12,012,672       2.5
                                                                                             ------------     -----
                                                                                               19,284,333       4.0
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                221,200      +Furniture Brands International, Inc. ....       5,275,620       1.1
----------------------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES          225,400      +American Management Systems,
                                                 Incorporated............................       2,682,260       0.6
                                  185,100      +Sykes Enterprises, Incorporated..........         607,128       0.1
                                                                                             ------------     -----
                                                                                                3,289,388       0.7
----------------------------------------------------------------------------------------------------------------------
INSURANCE                          17,000      American National Insurance Company.......       1,388,900       0.3
                                  346,400      Protective Life Corporation...............       9,532,928       2.0
                                                                                             ------------     -----
                                                                                               10,921,828       2.3
----------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL          30,700      +Coldwater Creek Inc. ....................         589,440       0.1
                                  198,600      +Insight Enterprises, Inc. ...............       1,650,366       0.4
                                                                                             ------------     -----
                                                                                                2,239,806       0.5
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY++                       HELD                        COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES      326,400      +Commerce One, Inc. ......................    $    881,280       0.2%
                                  820,900      +DoubleClick Inc. ........................       4,646,294       1.0
                                1,060,600      +EarthLink, Inc. .........................       5,748,452       1.2
                                3,696,400      +Vignette Corporation.....................       4,472,644       0.9
                                  446,000      +Vitria Technology, Inc. .................         325,580       0.1
                                                                                             ------------     -----
                                                                                               16,074,250       3.4
----------------------------------------------------------------------------------------------------------------------
MACHINERY                          89,200      +BHA Group Holdings, Inc. ................       1,517,292       0.3
                                  208,100      Kaydon Corp. .............................       4,413,801       0.9
                                  239,400      Reliance Steel & Aluminum Co. ............       4,989,096       1.1
                                  305,800      +Wolverine Tube, Inc. ....................       1,746,118       0.4
                                                                                             ------------     -----
                                                                                               12,666,307       2.7
----------------------------------------------------------------------------------------------------------------------
MEDIA                             262,100      +APAC Customer Services Inc. .............         602,830       0.1
                                  145,900      Harte-Hanks, Inc. ........................       2,723,953       0.6
                                  894,900      +Paxson Communications Corporation........       1,843,494       0.4
                                  194,800      The Reader's Digest Association, Inc.
                                                 (Class A)...............................       2,941,480       0.6
                                                                                             ------------     -----
                                                                                                8,111,757       1.7
----------------------------------------------------------------------------------------------------------------------
METALS & MINING                   135,400      +A.M. Castle & Company....................         616,070       0.1
                                  140,700      Gibraltar Steel Corporation...............       2,678,928       0.6
                                  129,000      Quanex Corporation........................       4,321,500       0.9
                                  279,376      Ryerson Tull, Inc. .......................       1,704,194       0.3
                                  155,300      +Zemex Corporation........................         782,712       0.2
                                                                                             ------------     -----
                                                                                               10,103,404       2.1
----------------------------------------------------------------------------------------------------------------------
OIL & GAS                          84,800      Burlington Resources Inc. ................       3,616,720       0.8
                                   16,700      +Evergreen Resources, Inc. ...............         748,995       0.1
                                  201,600      Noble Energy, Inc. .......................       7,570,080       1.6
                                  165,000      +Plains Exploration & Production
                                                 Company.................................       1,608,750       0.3
                                  165,000      +Plains Resources Inc. ...................       1,955,250       0.4
                                   69,007      +Stone Energy Corporation.................       2,302,074       0.5
                                  131,800      +Tom Brown, Inc. .........................       3,308,180       0.7
                                   65,000      Vintage Petroleum, Inc. ..................         685,750       0.1
                                  166,600      XTO Energy, Inc. .........................       4,115,020       0.9
                                                                                             ------------     -----
                                                                                               25,910,819       5.4
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS           303,800      Boise Cascade Corporation.................       7,661,836       1.6
                                  257,100      +Mercer International, Inc. ..............       1,360,059       0.3
                                                                                             ------------     -----
                                                                                                9,021,895       1.9
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE                       129,800      Brandywine Reality Trust..................       2,830,938       0.6
                                   68,800      Camden Property Trust.....................       2,270,400       0.5
                                   74,100      Crescent Real Estate Equities Company.....       1,233,024       0.2
                                  726,800      +La Quinta Corporation....................       3,197,920       0.7
                                  263,600      Trizec Properties, Inc. ..................       2,475,204       0.5
                                                                                             ------------     -----
                                                                                               12,007,486       2.5
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &         122,300      +ATMI, Inc. ..............................       2,246,651       0.4
PRODUCTS
                                  213,500      +AXT, Inc. ...............................         384,300       0.1
                                  172,400      +Actel Corp. .............................       2,789,432       0.6
                                  207,774      +IXYS Corporation.........................       1,460,651       0.3
                                                                                             ------------     -----
                                                                                                6,881,034       1.4
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                          234,200      +Agile Software Corporation...............       1,812,708       0.4
                                  886,300      +Ascential Software Corporation...........       2,127,120       0.4
                                  151,700      +Aspen Technology, Inc. ..................         424,760       0.1
                                  198,900      +Clarus Corporation.......................       1,115,829       0.2
                                1,558,250      +E.piphany, Inc. .........................       6,419,990       1.3
                                  512,600      +Entrust Technologies Inc. ...............       1,722,336       0.4
                                  372,300      +FileNET Corporation......................       4,530,891       1.0
                                  602,800      +i2 Technologies, Inc. ...................         687,192       0.1
                                  172,644      +InterVoice-Brite, Inc. ..................         366,005       0.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY++                       HELD                        COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SOFTWARE (CONCLUDED)              285,500      +Legato Systems, Inc. ....................    $  1,421,790       0.3%
                                1,535,500      +Liberate Technologies, Inc. .............       2,211,120       0.5
                                  545,800      +Nuance Communications Inc. ..............       1,337,210       0.3
                                3,098,700      +Parametric Technology Corporation........       7,777,737       1.6
                                  175,300      +QRS Corporation..........................       1,125,426       0.2
                                   77,700      +RSA Security Inc. .......................         461,538       0.1
                                  130,100      +Transaction Systems Architects, Inc.
                                                 (Class A)...............................         845,650       0.2
                                                                                             ------------     -----
                                                                                               34,387,302       7.2
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                  285,300      +American Eagle Outfitters, Inc. .........       3,914,316       0.8
                                  153,000      +Charlotte Russe Holding Inc. ............       1,623,330       0.3
                                  551,300      Foot Locker, Inc. ........................       5,788,650       1.2
                                   93,900      +Linens 'n Things, Inc. ..................       2,122,140       0.4
                                  215,000      +The Men's Wearhouse, Inc. ...............       3,687,250       0.8
                                  198,600      The Talbots, Inc. ........................       5,467,458       1.2
                                  267,400      +United Rentals, Inc. ....................       2,877,224       0.6
                                                                                             ------------     -----
                                                                                               25,480,368       5.3
----------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY        496,900      +Unifi, Inc. .............................       2,608,725       0.6
GOODS
----------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &               172,350      Applied Industrial Technologies, Inc. ....       3,257,415       0.7
DISTRIBUTORS
                                  503,200      +Watsco, Inc. ............................       8,242,416       1.7
                                                                                             ------------     -----
                                                                                               11,499,831       2.4
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS (COST--$577,970,483)       482,650,453     101.3
----------------------------------------------------------------------------------------------------------------------
                              PARTNERSHIP
                               INTEREST                  SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                              $27,637,071      Merrill Lynch Liquidity Series, LLC Cash
                                                 Sweep Series II(c)......................      27,637,071       5.8
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$27,637,071)                             27,637,071       5.8
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$605,607,554)....     510,287,524     107.1
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.....     (33,836,063)     (7.1)
                                                                                             ------------     -----
                                               NET ASSETS................................    $476,451,461     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) Represents ownership in S&P 500 SPDR Trust, a registered unit investment trust. The investment objective of S&P 500 SPDR Trust is to provide investment results that generally correspond to the price and yield performance of the component stocks of the S&P 500 Index.

(b) Represents ownership in Mid Cap S&P 500 SPDR Trust, a registered unit investment trust. The investment objective of the Mid Cap SPDR Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the S&P Mid Cap 400 Index.

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

---------------------------------------------------------------------------------------------------
                                                                                           INTEREST
AFFILIATE                                                     NET ACTIVITY    NET COST      INCOME
---------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $27,637,071    $27,637,071   $44,781
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $81,789,867) (identified cost--$605,607,554)..............                 $ 510,287,524
Investments held as collateral for loaned securities, at
  value.....................................................                    85,056,251
Cash........................................................                        12,457
Receivables:
  Securities sold...........................................  $  1,903,944
  Dividends.................................................       445,682
  Capital shares sold.......................................       136,873
  Interest..................................................        33,403
  Loaned securities income..................................         6,161       2,526,063
                                                              ------------
Prepaid expenses............................................                         4,060
                                                                             -------------
Total assets................................................                   597,886,355
                                                                             -------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    85,056,251
Payables:
  Capital shares redeemed...................................    35,978,402
  Investment adviser........................................       345,364
  Distributor...............................................         2,173      36,325,939
                                                              ------------
Accrued expenses............................................                        52,704
                                                                             -------------
Total liabilities...........................................                   121,434,894
                                                                             -------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $ 476,451,461
                                                                             =============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $   2,544,246
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                        89,462
Paid-in capital in excess of par............................                   577,965,974
Accumulated distributions in excess of realized capital
  gains on investments--net.................................  $ (8,828,191)
Unrealized depreciation on investments--net.................   (95,320,030)
                                                              ------------
Total accumulated losses--net...............................                  (104,148,221)
                                                                             -------------
NET ASSETS..................................................                 $ 476,451,461
                                                                             =============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $460,279,541 and 25,442,463
  shares outstanding........................................                 $       18.09
                                                                             =============
Class B--Based on net assets of $16,171,920 and 894,622
  shares outstanding........................................                 $       18.08
                                                                             =============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................               $   3,717,314
Interest....................................................                     898,259
Securities lending--net.....................................                     155,482
                                                                           -------------
Total income................................................                   4,771,055
                                                                           -------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $4,871,394
Accounting services.........................................     227,064
Transfer agent fees.........................................     103,354
Professional fees...........................................      84,379
Custodian fees..............................................      73,466
Printing and shareholder reports............................      66,560
Distribution fees--Class B..................................      31,646
Directors' fees and expenses................................      28,649
Registration fees...........................................         867
Pricing services............................................         835
Other.......................................................      23,404
                                                              ----------
Total expenses..............................................                   5,511,618
                                                                           -------------
Investment loss--net........................................                    (740,563)
                                                                           -------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                  16,091,975
Change in unrealized appreciation/depreciation on
  investments--net..........................................                (196,782,654)
                                                                           -------------
Total realized and unrealized loss on investments--net......                (180,690,679)
                                                                           -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $(181,431,242)
                                                                           =============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2002             2001
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss)--net...............................    $    (740,563)   $  1,799,991
Realized gain on investments--net...........................       16,091,975      41,875,522
Change in unrealized appreciation/depreciation on
  investments--net..........................................     (196,782,654)    137,654,589
                                                                -------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................     (181,431,242)    181,330,102
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................               --      (1,778,118)
  Class B...................................................               --         (34,932)
Realized gain on investments--net:
  Class A...................................................      (31,491,346)    (49,047,754)
  Class B...................................................       (1,010,341)     (1,363,993)
                                                                -------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (32,501,687)    (52,224,797)
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................      (82,203,834)     42,248,953
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (296,136,763)    171,354,258
Beginning of year...........................................      772,588,224     601,233,966
                                                                -------------    ------------
End of year.................................................    $ 476,451,461    $772,588,224
                                                                =============    ============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS A
FINANCIAL STATEMENTS.                                          ----------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2002        2001        2000          1999        1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................    $  25.08    $  20.78    $  23.35      $  19.95    $  27.75
                                                               --------    --------    --------      --------    --------
Investment income (loss)--net+.............................        (.02)        .06         .07           .06         .03
Realized and unrealized gain (loss) on investments--net....       (5.84)       6.01        3.30          6.03       (1.41)
                                                               --------    --------    --------      --------    --------
Total from investment operations...........................       (5.86)       6.07        3.37          6.09       (1.38)
                                                               --------    --------    --------      --------    --------
Less dividends and distributions:
  Investment income--net...................................          --        (.06)       (.07)         (.09)       (.09)
  In excess of investment income--net......................          --          --          --++        (.01)         --
  Realized gain on investments--net........................       (1.13)      (1.71)      (5.87)        (2.59)      (6.33)
                                                               --------    --------    --------      --------    --------
Total dividends and distributions..........................       (1.13)      (1.77)      (5.94)        (2.69)      (6.42)
                                                               --------    --------    --------      --------    --------
Net asset value, end of year...............................    $  18.09    $  25.08    $  20.78      $  23.35    $  19.95
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................     (23.76%)     29.94%      14.75%        34.15%      (6.50%)
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................        .84%        .83%        .81%          .81%        .81%
                                                               ========    ========    ========      ========    ========
Investment income (loss)--net..............................       (.11%)       .26%        .28%          .32%        .13%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................    $460,279    $746,874    $591,631      $528,571    $446,510
                                                               ========    ========    ========      ========    ========
Portfolio turnover.........................................      76.33%      64.99%      83.78%        89.90%      56.29%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS B
FINANCIAL STATEMENTS.                                         ------------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                        2002         2001         2000         1999          1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................    $ 25.05      $ 20.77      $ 23.35      $ 19.94      $  27.74
                                                              -------      -------      -------      -------      --------
Investment income (loss)--net+............................       (.06)         .02          .04          .03            --++
Realized and unrealized gain (loss) on investments--net...      (5.82)        6.01         3.29         6.03         (1.39)
                                                              -------      -------      -------      -------      --------
Total from investment operations..........................      (5.88)        6.03         3.33         6.06         (1.39)
                                                              -------      -------      -------      -------      --------
Less dividends and distributions:
  Investment income--net..................................         --         (.04)        (.04)        (.06)         (.08)
  In excess of investment income--net.....................         --           --           --++         --++          --
  Realized gain on investments--net.......................      (1.09)       (1.71)       (5.87)       (2.59)        (6.33)
                                                              -------      -------      -------      -------      --------
Total dividends and distributions.........................      (1.09)       (1.75)       (5.91)       (2.65)        (6.41)
                                                              -------      -------      -------      -------      --------
Net asset value, end of year..............................    $ 18.08      $ 25.05      $ 20.77      $ 23.35      $  19.94
                                                              =======      =======      =======      =======      ========
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share........................    (23.86%)      29.72%       14.57%       33.99%        (6.52%)
                                                              =======      =======      =======      =======      ========
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................       .99%         .98%         .96%         .96%          .97%
                                                              =======      =======      =======      =======      ========
Investment income (loss)--net.............................      (.26%)        .09%         .15%         .17%          .02%
                                                              =======      =======      =======      =======      ========
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....................    $16,172      $25,714      $ 9,603      $ 4,618      $  1,275
                                                              =======      =======      =======      =======      ========
Portfolio turnover........................................     76.33%       64.99%       83.78%       89.90%        56.29%
                                                              =======      =======      =======      =======      ========
--------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Small Cap Value V.I. Fund (the "Fund") (formerly Small Cap Value Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

--------------------------------------------------------------------------------

(f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $740,563 has been reclassified between accumulated distributions in excess of net realized capital gains and accumulated net investment loss. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002 cash collateral of $45,079,813 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $39,976,438 was invested in the Merrill Lynch Premier Institutional Fund. As of December 31, 2002, the Fund lent securities with a value of $39,736,861 to MLPF&S or its affiliates. For the year ended December 31, 2002, MLIM, LLC received $65,472 in securities lending agent fees from the Fund.

  For the year ended December 31, 2002, MLPF&S, a subsidiary of ML & Co., earned $165,991 in commissions on the execution of portfolio security transactions.

--------------------------------------------------------------------------------

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  For the year ended December 31, 2002, the Fund reimbursed MLIM $19,798 for certain accounting services.
  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $462,327,441 and $458,096,888, respectively.
  Net realized gains (losses) for the year ended December 31, 2002 and net unrealized losses as of December 31, 2002 were as follows:

--------------------------------------------------------------
                                    Realized       Unrealized
                                 Gains (Losses)      Losses
--------------------------------------------------------------
Long-term investments..........   $16,093,405     $(95,320,030)
Short-term investments.........        (1,430)              --
                                  -----------     ------------
Total..........................   $16,091,975     $(95,320,030)
                                  ===========     ============
--------------------------------------------------------------

  At December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $108,176,947, of which $30,799,318 related to appreciated securities and $138,976,265 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $618,464,471.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $(82,203,834) and $42,248,953 for the years ended December 31, 2002 and December 31, 2001, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2002                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    4,162,502    $  85,676,843
Shares issued to shareholders in
 reinvestment of distributions.....    1,544,980       31,491,346
                                     -----------    -------------
Total issued.......................    5,707,482      117,168,189
Shares redeemed....................  (10,050,544)    (196,709,897)
                                     -----------    -------------
Net decrease.......................   (4,343,062)   $ (79,541,708)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2001                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................   3,360,518    $  77,137,714
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   2,158,059       50,825,871
                                      ----------    -------------
Total issued........................   5,518,577      127,963,585
Shares redeemed.....................  (4,202,562)     (98,215,509)
                                      ----------    -------------
Net increase........................   1,316,015    $  29,748,076
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended
December 31, 2002                        Shares     Dollar Amount
-----------------------------------------------------------------
Shares sold...........................    97,213    $   2,278,308
Shares issued to shareholders in
 reinvestment of distributions........    49,263        1,010,341
                                        --------    -------------
Total issued..........................   146,476        3,288,649
Shares redeemed.......................  (278,574)      (5,950,775)
                                        --------    -------------
Net decrease..........................  (132,098)   $  (2,662,126)
                                        ========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 2001                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   615,213    $13,650,800
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................    58,134      1,398,925
                                          --------    -----------
Total issued............................   673,347     15,049,725
Shares redeemed.........................  (109,006)    (2,548,848)
                                          --------    -----------
Net increase............................   564,341    $12,500,877
                                          ========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

  The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                        12/31/2002     12/31/2001
------------------------------------------------------------------
Distributions paid from:
 Ordinary income......................  $ 8,181,320   $ 33,377,403
 Net long-term capital gains..........   24,320,367     18,847,394
                                        -----------   ------------
Total taxable distributions...........  $32,501,687   $ 52,224,797
                                        ===========   ============
------------------------------------------------------------------

--------------------------------------------------------------------------------

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

---------------------------------------------------------------
Undistributed ordinary income--net..............  $   1,573,013
Undistributed long-term capital gains--net......      2,455,713
                                                  -------------
Total undistributed earnings--net...............      4,028,726
Unrealized losses--net..........................   (108,176,947)*
                                                  -------------
Total accumulated losses--net...................  $(104,148,221)
                                                  =============
---------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SMALL CAP VALUE V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value V.I. Fund (formerly, Small Cap Value Focus Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
DECEMBER 31, 2002--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2002, Utilities and Telecommunications V.I. Fund's Class A Shares had a total return of -18.77%. This compared to the unmanaged benchmark Standard & Poor's (S&P) Utility Index's -29.99% total return for the same period. The broader market, as measured by the S&P 500 Index, had a total return of -22.10%.

  Portfolio diversification was absolutely critical in fiscal year 2002. There was significant disparity among company performance within the domestic electric sector. Premium valuation levels were placed on the perceived safer transmission and distribution companies as well as some of the integrated companies. Dividend yield and dividend safety became more critical throughout the year ended December 31, 2002. Several long-term, highly regarded companies ran into company-specific problems during the year. To name just a few, TXU Corp. had diversification problems abroad, Allegheny Energy, Inc. had too much reliance on power marketing and trading, and Teco Energy suffered with its financial position. The Fund ended fiscal year 2002 with over 60 holdings.

  At the start of fiscal year 2002, we retained the Fund's defensive position that contributed outperforming relative results in fiscal year 2001. Low interest rates, a weak economy, investor concerns about accounting issues and the direction of the broad equity market made for an attractive bond market and a more relative positive view toward dividend-paying electric utility stocks. By June 30, 2002, rating agencies became concerned about the financial health of many companies and sectors. There was particular attention given to the utility sector following the problems at Enron Corporation. The net result was that many companies within the electric sector had to raise capital to reduce overall debt levels and the broad market staged a rally. These two events resulted in bonds looking less attractive than equities in the utility sector and we shifted gradually out of our utility bonds and into similar yielding utility stocks. Moreover, the telecommunications sector, in which we have had a relative underweight position for some time, was trading at what we believe were very attractive valuation levels. The net result was that we added to our weighting in the telecommunications sector in both the integrated companies as well as in the wireless companies. To put some of these changes into perspective, at the end of fiscal year 2001 there was only one telecommunications stock in the Fund's ten largest holdings compared to three at December 31, 2002.

MARKET OUTLOOK

  Several factors should be considered as we look to the new year. Current discussions in Washington, D.C. about the relaxation of the double taxation of dividends may benefit shareholders. Rating agency activity has resulted in companies within the utility sector, and in particular on the electric side, focusing on having maximum financial flexibility, which implies a high equity ratio compared to debt. Companies within the domestic utility sector indicated that they have no appetite for acquisitions in the current environment. Cost-cutting opportunities remain whether it is on the operating or capital expenditure side of the ledger. We believe that when growth in the overall economy improves, these companies should benefit, particularly as it relates to employment.

  The electric utility sector, with its above-market dividend yields, should be the greatest beneficiary of a change in the taxation rules of dividends. Most companies have gone "back to basics," which is to provide electricity at reasonable prices to the customer base in the franchise market(s) that they serve. A significant amount of new electric generation that was planned for the next few years was either put on hold or cancelled outright. The supply/demand will therefore become tighter, which should help prices for generation.

  The telecommunications sector, for the most part, also has above-market yields and, therefore, should also benefit from dividend taxation rule changes. However, on a fundamental basis, it is our view that this sector would benefit the most from an improving economy, which results in higher employment levels. We believe the companies we favor offer particular advantages. For example, Verizon Communications has the ability to provide local, long distance, wireless and broadband services to its customers at a reasonable price. Competition has already been rampant in their service territory, and we believe the company's management has shown that they know how to handle a very competitive market place. Management has become an even more critical variable in the current environment than ever before. We believe that the management of Verizon Communications understands this and has the ability and desire to express this factor to investors.

  In our view, Nextel Communications, a wireless service provider, is also in a positive position. The company has a patent-protected

--------------------------------------------------------------------------------

technology that serves a niche market. The "push to talk" market is very attractive. Nextel has won over the business market with its product. Other wireless carriers have talked about having a similar product in this market and have hinted at near-term execution of plans. The only problem is that their products prove inferior to Nextel with respect to call setup times. The financial health of Nextel continues to improve. The net result is that the competition is focused on the markets that Nextel has not exploited, such as the teen market, which finds the direct connect feature "to be cool."

  The natural gas industry continued to be dominated by oil prices, demand from new gas generation electricity plants and weather factors. Since two of these three factors are difficult to determine, we continue to remain cautious about the sector. Thus, we have an investment presence but it is a cautious position. However, we do have a greater exposure to natural gas utilities, which benefit from conversions of other fuel sources to natural gas (such as KeySpan) and from customer growth (such as New Jersey Resources Corporation).

  The water business is a highly fragmented business in the United States with most companies in private hands. The focus is on producing a high-quality product. The net result is tariff increases to provide funding for necessary quality improvements. Moreover, water is a relatively inexpensive utility to the majority of consumers. Foreign companies have historically been buyers of water assets.

  Looking toward fiscal year 2003, we will continue to closely monitor current portfolio positions in terms of both valuation and fundamental considerations.

  We believe that at the current time we have a balanced position. We bought the telecommunications sector when valuations became inexpensive and plan to hold them until the economy starts to improve. The domestic electric sector is a beneficiary of low interest rates, balance sheet improvement, lack of merger/acquisition activity and cancellation of new electric generating plants. Diversification remains critical in terms of the risk/reward equation.

IN CONCLUSION

  We appreciate your investment in Utilities and Telecommunications V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kathleen M. Anderson
Kathleen M. Anderson
Vice President and Senior Portfolio Manager

January 17, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------
[PERFORMANCE GRAPH]

                                                       UTILITIES &
                                                 TELECOMMUNICATIONS V.I.
                                                  FUND+-CLASS A SHARES*       S&P UTILITIES INDEX++         S&P 500 INDEX+++
                                                 -----------------------      ---------------------         ----------------
7/01/93**                                               10000.00                    10000.00                    10000.00
12/93                                                   10685.00                     9674.00                    10539.00
12/94                                                    9776.00                     8534.00                    10678.00
12/95                                                   12155.00                    11329.00                    14691.00
12/96                                                   13730.00                    11972.00                    18064.00
12/97                                                   17286.00                    14924.00                    24091.00
12/98                                                   21445.00                    17138.00                    30976.00
12/99                                                   24154.00                    15565.00                    37494.00
12/00                                                   23499.00                    24466.00                    34080.00
12/01                                                   20204.00                    17019.00                    30029.00
12/02                                                   16412.00                    11915.00                    23392.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ The Fund invests at least 80% of its net assets in a diversified portfolio of equity and debt securities issued by utility companies.
++ The S&P Utilities Index is a capitalization index of all stocks designed to measure the performance of the utility sector of the S&P 500 Index. The starting date for the Index in the graph is from 7/30/93.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/02                                                  -18.77%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                                                 - 1.03
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/02                                      + 5.35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2002                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares*                                                  -11.28%        -18.77%
-----------------------------------------------------------------------------------------
S&P Utilities Index**                                            -18.49         -29.99
-----------------------------------------------------------------------------------------
S&P 500 Index***                                                 -10.30         -22.10
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged capitalization index is comprised of all stocks designed to measure the performance of the utility sector of the S&P 500 Index.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002                (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                     SHARES                                                      PERCENT OF
COUNTRY             INDUSTRY++                        HELD                    STOCKS                  VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
CANADA              DIVERSIFIED                         54,500   BCE Inc. .......................  $   981,545        2.1%
                    TELECOMMUNICATION SERVICES
                    ---------------------------------------------------------------------------------------------------
                    OIL & GAS                            7,700   EnCana Corp. ...................      237,756        0.5
                    ---------------------------------------------------------------------------------------------------
                                                                 TOTAL STOCKS IN CANADA              1,219,301        2.6
----------------------------------------------------------------------------------------------------------------------------
FRANCE              MULTI-UTILITIES &                    8,700   Suez SA.........................      151,007        0.3
                    UNREGULATED POWER
                    ---------------------------------------------------------------------------------------------------
                                                                 TOTAL STOCKS IN FRANCE                151,007        0.3
----------------------------------------------------------------------------------------------------------------------------
GERMANY             ELECTRIC UTILITIES                   4,900   E.On AG.........................      197,455        0.4
                    ---------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES &                    4,400   RWE AG..........................      113,818        0.3
                    UNREGULATED POWER
                    ---------------------------------------------------------------------------------------------------
                                                                 TOTAL STOCKS IN GERMANY               311,273        0.7
----------------------------------------------------------------------------------------------------------------------------
GREECE              ELECTRIC UTILITIES                  23,600   +Public Power Corporation
                                                                   (GDR)(b)......................      326,414        0.7
                    ---------------------------------------------------------------------------------------------------
                                                                 TOTAL STOCKS IN GREECE                326,414        0.7
----------------------------------------------------------------------------------------------------------------------------
ITALY               DIVERSIFIED                         49,500   Telecom Italia SpA (Registered
                    TELECOMMUNICATION SERVICES                     Shares).......................      249,857        0.5
                    ---------------------------------------------------------------------------------------------------
                                                                 TOTAL STOCKS IN ITALY                 249,857        0.5
----------------------------------------------------------------------------------------------------------------------------
MEXICO              DIVERSIFIED                         12,000   Telefonos de Mexico SA
                    TELECOMMUNICATION SERVICES                     (ADR)(a)......................      383,760        0.8
                    ---------------------------------------------------------------------------------------------------
                                                                 TOTAL STOCKS IN MEXICO                383,760        0.8
----------------------------------------------------------------------------------------------------------------------------
SPAIN               ELECTRIC UTILITIES                  23,500   Endesa SA.......................      274,969        0.6
                                                        97,000   Iberdrola SA....................    1,358,921        3.0
                    ---------------------------------------------------------------------------------------------------
                                                                 TOTAL STOCKS IN SPAIN               1,633,890        3.6
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM      ELECTRIC UTILITIES                  24,600   Scottish and Southern Energy
                                                                   PLC...........................      269,304        0.6
                    ---------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES &                   37,762   National Grid Group PLC.........      277,520        0.6
                    UNREGULATED
                    POWER                               19,800   United Utilities PLC............      198,906        0.4
                                                                                                   -----------      -----
                                                                                                       476,426        1.0
                    ---------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION           8,500   Vodafone Group PLC (ADR)(a).....      154,020        0.4
                    SERVICES
                    ---------------------------------------------------------------------------------------------------
                                                                 TOTAL STOCKS IN THE UNITED
                                                                 KINGDOM                               899,750        2.0
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES       DIVERSIFIED                         18,000   ALLTEL Corporation..............      918,000        2.0
                    TELECOMMUNICATION SERVICES

                                                        13,420   AT&T Corp. .....................      350,396        0.8
                                                        58,000   BellSouth Corporation...........    1,500,460        3.2
                                                        12,200   CenturyTel, Inc. ...............      358,436        0.8
                                                        61,400   SBC Communications Inc. ........    1,664,554        3.6
                                                        23,300   Sprint Corporation..............      337,384        0.7
                                                        45,900   Verizon Communications..........    1,778,625        3.9
                                                                                                   -----------      -----
                                                                                                     6,907,855       15.0
                    ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002                (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                     SHARES                                                      PERCENT OF
COUNTRY             INDUSTRY++                        HELD                    STOCKS                  VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES       ELECTRIC UTILITIES                  12,000   Ameren Corporation..............  $   498,840        1.1%
(CONCLUDED)                                             34,200
                                                                 American Electric Power Company,
                                                                   Inc. .........................      934,686        2.0
                                                        12,100   CMS Energy Corporation                114,224        0.3
                                                        38,192   Cinergy Corp. ..................    1,287,834        2.8
                                                        34,000   Cleco Corporation...............      476,000        1.0
                                                        14,300   Consolidated Edison, Inc. ......      612,326        1.3
                                                        31,300   Constellation Energy Group......      870,766        1.9
                                                        54,000   DPL Inc. .......................      828,360        1.8
                                                        31,500   DTE Energy Company..............    1,461,600        3.2
                                                        34,000   Dominion Resources, Inc. .......    1,866,600        4.1
                                                        23,300   +Edison International...........      276,105        0.6
                                                        24,900   Entergy Corporation.............    1,135,191        2.5
                                                        20,600   Exelon Corporation..............    1,087,062        2.4
                                                        25,100   FPL Group, Inc. ................    1,509,263        3.3
                                                        36,700   FirstEnergy Corp. ..............    1,209,999        2.6
                                                        28,500   NSTAR...........................    1,265,115        2.7
                                                        39,000   PPL Corporation.................    1,352,520        2.9
                                                        12,200   Pepco Holdings, Inc. ,..........      236,558        0.5
                                                        20,700   Pinnacle West Capital
                                                                   Corporation...................      705,663        1.5
                                                        24,100   Progress Energy, Inc. ..........    1,044,735        2.3
                                                        35,500   Public Service Enterprise Group
                                                                   Incorporated..................    1,139,550        2.5
                                                        23,800   The Southern Company............      675,682        1.5
                                                        32,500   TXU Corp. ......................      607,100        1.3
                                                         9,900   Wisconsin Energy Corporation....      249,480        0.5
                                                                                                   -----------      -----
                                                                                                    21,445,259       46.6
                    ---------------------------------------------------------------------------------------------------
                    GAS UTILITIES                       25,900   KeySpan Corporation.............      912,716        2.0
                                                        37,500   New Jersey Resources
                                                                   Corporation...................    1,184,625        2.6
                                                        26,000   NiSource Inc. ..................      520,000        1.1
                                                                                                   -----------      -----
                                                                                                     2,617,341        5.7
                    ---------------------------------------------------------------------------------------------------
                    MEDIA                                9,806   +Comcast Corporation (Class A)..      231,029        0.5
                                                        14,900   +Comcast Corporation (Special
                                                                   Class A)......................      335,995        0.7
                                                                                                   -----------      -----
                                                                                                       567,024        1.2
                    ---------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES &                   55,900   Duke Energy Corporation.........    1,092,286        2.4
                    UNREGULATED POWER
                                                        63,000   Energy East Corporation.........    1,391,670        3.0
                                                        43,500   National Fuel Gas Company.......      901,755        2.0
                                                        34,700   SCANA Corporation...............    1,074,312        2.3
                                                        24,000   Vectren Corporation.............      552,000        1.2
                                                                                                   -----------      -----
                                                                                                     5,012,023       10.9
                    ---------------------------------------------------------------------------------------------------
                    OIL & GAS                            4,600   Devon Energy Corporation........      211,140        0.5
                                                        15,400   EOG Resources, Inc. ............      614,768        1.3
                                                                                                   -----------      -----
                                                                                                       825,908        1.8
                    ---------------------------------------------------------------------------------------------------
                    WATER UTILITIES                     16,700   American Water Works Company,
                                                                   Inc. .........................      759,516        1.6
                                                        33,000   Philadelphia Suburban
                                                                   Corporation...................      679,800        1.5
                                                                                                   -----------      -----
                                                                                                     1,439,316        3.1
                    ---------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION          73,636   +AT&T Wireless Services Inc. ...      416,043        0.9
                    SERVICES

                                                        34,700   +Nextel Communications, Inc.
                                                                   (Class A).....................      394,886        0.9
                                                                                                   -----------      -----
                                                                                                       810,929        1.8
                    ---------------------------------------------------------------------------------------------------
                                                                 TOTAL STOCKS IN THE UNITED
                                                                 STATES                             39,625,655       86.1
----------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL INVESTMENTS IN STOCKS
                                                                 (COST--$44,607,194)                44,800,907       97.3
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002 (CONCLUDED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                  PARTNERSHIP                                                     PERCENT OF
                                                   INTEREST           SHORT-TERM SECURITIES            VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                                                  $1,201,194   Merrill Lynch Liquidity Series, LLC
                                                                 Cash Sweep Series II(c)..........  $ 1,201,194        2.6%
-----------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN SHORT-TERM
                                                               SECURITIES (COST--$1,201,194)          1,201,194        2.6
-----------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS
                                                               (COST--$45,808,388)................   46,002,101       99.9
                                                               OTHER ASSETS LESS LIABILITIES......       37,064        0.1
                                                                                                    -----------      -----
                                                               NET ASSETS.........................  $46,039,165      100.0%
                                                                                                    ===========      =====
-----------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

------------------------------------------------------------------------------------------------
                                                                 NET          NET       INTEREST
AFFILIATE                                                      ACTIVITY       COST       INCOME
------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $1,201,194   $1,201,194    $1,938
------------------------------------------------------------------------------------------------

+ Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $1,118,165) (identified cost--$45,808,388)................                 $ 46,002,101
Investments held as collateral for loaned securities, at
  value.....................................................                    1,139,252
Cash........................................................                          124
Receivables:
  Dividends.................................................  $    115,875
  Interest..................................................         1,389
  Loaned securities income..................................           124        117,388
                                                              ------------
Prepaid expenses............................................                          345
                                                                             ------------
Total assets................................................                   47,259,210
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    1,139,252
Payables:
  Capital shares redeemed...................................        44,319
  Investment adviser........................................        24,107         68,426
                                                              ------------
Accrued expenses............................................                       12,367
                                                                             ------------
Total liabilities...........................................                    1,220,045
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $ 46,039,165
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $    728,735
Paid-in capital in excess of par............................                   58,116,150
Accumulated distributions in excess of investment
  income--net...............................................  $     (5,794)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (12,994,447)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................       194,521
                                                              ------------
Total accumulated losses--net...............................                  (12,805,720)
                                                                             ------------
NET ASSETS..................................................                 $ 46,039,165
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $46,039,165 and 7,287,347
  shares outstanding........................................                 $       6.32
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $22,530 foreign withholding tax)..........                 $  1,861,704
Interest....................................................                      571,384
Securities lending--net.....................................                        5,576
                                                                             ------------
Total income................................................                    2,438,664
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    344,128
Custodian fees..............................................        21,717
Accounting services.........................................        20,810
Professional fees...........................................        16,112
Transfer agent fees.........................................        11,120
Printing and shareholder reports............................         6,049
Directors' fees and expenses................................         2,699
Pricing services............................................         2,565
Registration fees...........................................           867
Other.......................................................         6,848
                                                              ------------
Total expenses..............................................                      432,915
                                                                             ------------
Investment income--net......................................                    2,005,749
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss from:
  Investments--net..........................................   (12,994,447)
  Foreign currency transactions--net........................        (8,198)   (13,002,645)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    (1,618,092)
  Foreign currency transactions--net........................         1,052     (1,617,040)
                                                              ------------   ------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                  (14,619,685)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(12,613,936)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
DECREASE IN NET ASSETS:                                             2002            2001
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  2,005,749    $  2,920,821
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................     (13,002,645)      3,284,913
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      (1,617,040)    (19,588,742)
                                                                ------------    ------------
Net decrease in net assets resulting from operations........     (12,613,936)    (13,383,008)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (2,001,428)     (2,920,253)
Realized gain on investments--net:
  Class A...................................................      (1,340,095)     (2,929,945)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (3,341,523)     (5,850,198)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (11,188,568)    (13,913,650)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (27,144,027)    (33,146,856)
Beginning of year...........................................      73,183,192     106,330,048
                                                                ------------    ------------
End of year*................................................    $ 46,039,165    $ 73,183,192
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................    $     (5,794)   $     (1,908)
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS A
FINANCIAL STATEMENTS.                                           -------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2002       2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $   8.25    $ 10.31    $  16.85    $  17.08    $  14.84
                                                                --------    -------    --------    --------    --------
Investment income--net+.....................................         .25        .31         .47         .30         .36
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................       (1.76)     (1.71)       (.92)       1.75        2.99
                                                                --------    -------    --------    --------    --------
Total from investment operations............................       (1.51)     (1.40)       (.45)       2.05        3.35
                                                                --------    -------    --------    --------    --------
Less dividends and distributions:
  Investment income--net....................................        (.26)      (.33)       (.50)       (.37)       (.40)
  In excess of investment income--net.......................          --         --        (.01)         --          --
  Realized gain on investments--net.........................        (.16)      (.33)      (5.58)      (1.91)       (.71)
                                                                --------    -------    --------    --------    --------
Total dividends and distributions...........................        (.42)      (.66)      (6.09)      (2.28)      (1.11)
                                                                --------    -------    --------    --------    --------
Net asset value, end of year................................    $   6.32    $  8.25    $  10.31    $  16.85    $  17.08
                                                                ========    =======    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................     (18.77%)   (14.02%)     (2.71%)     12.63%      24.06%
                                                                ========    =======    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .75%       .71%        .69%        .69%        .68%
                                                                ========    =======    ========    ========    ========
Investment income--net......................................       3.50%      3.27%       3.00%       1.83%       2.39%
                                                                ========    =======    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $ 46,039    $73,183    $106,330    $133,087    $144,978
                                                                ========    =======    ========    ========    ========
Portfolio turnover..........................................      30.32%     34.59%      64.95%       4.20%       5.20%
                                                                ========    =======    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
NOTES TO FINANCIALS STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Utilities and Telecommunications V.I. Fund (the "Fund") (formerly Utilities and Telecommunications Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is

--------------------------------------------------------------------------------

effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $8,207 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain

--------------------------------------------------------------------------------

other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral of $603,803 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $535,449 was invested in the Merrill Lynch Premier Institutional Fund. As of December 31, 2002, the Fund lent securities with a value of $1,104,500 to MLPF&S or its affiliates. For the year ended December 31, 2002, MLIM, LLC received $2,058 in securities lending agent fees from the Fund.

  For the year ended December 31, 2002, MLPF&S earned $3,983 in commissions on the execution of portfolio security transactions.
  For the year ended December 31, 2002, the Fund paid Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, $255 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2002, the Fund reimbursed MLIM $2,276 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $16,464,324 and $27,312,697, respectively.

  Net realized losses for the year ended December 31, 2002 and net unrealized gains as of December 31, 2002 were as follows:

-------------------------------------------------------------------
                                            Realized     Unrealized
                                             Losses        Gains
-------------------------------------------------------------------
Long-term investments...................  $(12,994,382)   $193,713
Short-term investments..................           (65)         --
Foreign currency transactions...........        (8,198)        808
                                          ------------    --------
Total...................................  $(13,002,645)   $194,521
                                          ============    ========
-------------------------------------------------------------------

  At December 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $168,276, of which $5,759,913 related to appreciated securities and $5,591,637 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $45,833,825.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2002                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     144,278    $    973,644
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     470,261       3,341,523
                                       ----------    ------------
Total issued.........................     614,539       4,315,167
Shares redeemed......................  (2,193,856)    (15,503,735)
                                       ----------    ------------
Net decrease.........................  (1,579,317)   $(11,188,568)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     601,810    $  5,679,794
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     656,007       5,850,198
                                       ----------    ------------
Total issued.........................   1,257,817      11,529,992
Shares redeemed......................  (2,701,523)    (25,443,642)
                                       ----------    ------------
Net decrease.........................  (1,443,706)   $(13,913,650)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the

--------------------------------------------------------------------------------

maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

------------------------------------------------------------------
                                           12/31/2002   12/31/2001
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $2,001,428   $3,987,537
 Net long-term capital gains.............   1,340,095    1,862,661
                                           ----------   ----------
Total taxable distributions..............  $3,341,523   $5,850,198
                                           ==========   ==========
------------------------------------------------------------------

  As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:
---------------------------------------------------------

 Undistributed ordinary income--net................  $         --
 Undistributed long-term capital gains--net........            --
                                                     ------------
 Total undistributed earnings--net.................            --
 Capital loss carryforward.........................   (12,650,732)*
 Unrealized losses--net............................      (154,988)**
                                                     ------------
 Total accumulated losses--net.....................  $(12,805,720)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2002, the Fund had a net capital loss carryforward of $12,650,732, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October currency and capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
UTILITIES AND TELECOMMUNICATIONS V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities and Telecommunications V.I. Fund (formerly, Utilities and Telecommunications Focus Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Utilities and Telecommunications V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                FUND COMPLEX
                          POSITION(S) HELD        LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN      OTHER DIRECTORSHIPS
  NAME, ADDRESS & AGE        WITH FUND           TIME SERVED          DURING PAST 5 YEARS       BY DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*            President and     1999 to present and  Chairman, Americas Region     117 Funds 162      None
P.O. Box 9011              Director          1985 to present      since 2001 and Executive         Portfolios
Princeton, NJ 08543-9011                                          Vice President since 1983
Age: 62                                                           of Fund Asset Management
                                                                  ("FAM") and Merrill Lynch
                                                                  Investment Managers, L.P.
                                                                  ("MLIM"); President of
                                                                  Merrill Lynch Mutual Funds
                                                                  since 1999; President of
                                                                  FAM Distributors, Inc.
                                                                  ("FAMD") since 1986 and
                                                                  Director thereof since
                                                                  1991; Executive Vice
                                                                  President and Director of
                                                                  Princeton Services, Inc.
                                                                  ("Princeton Services")
                                                                  since 1993; President of
                                                                  Princeton Administrators,
                                                                  L.P. since 1988; Director
                                                                  of Financial Data Services,
                                                                  Inc. since 1985.
-----------------------------------------------------------------------------------------------------------------------------------
* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President
  of Princeton Services; and President of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31, of the year which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                           FUND COMPLEX
                             POSITION(S) HELD      LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN        OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*       DURING PAST 5 YEARS     BY DIRECTOR        HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha                Director       2002 to present   Director and Executive     42 Funds                None
P.O. Box 9095                                                     Vice President, The      61 Portfolios
Princeton, NJ 08543-9095                                          China Business Group,
Age: 58                                                           Inc. since 1995;
                                                                  Chairman, Berkshire
                                                                  Holding Corporation
                                                                  since 1980.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                           FUND COMPLEX
                             POSITION(S) HELD      LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN        OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*       DURING PAST 5 YEARS     BY DIRECTOR        HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Joe Grills                       Director       1994 to present   Member of the Committee    42 Funds      Kimco Realty Corporation
P.O. Box 9095                                                     of Investment of         61 Portfolios
Princeton, NJ 08543-9095                                          Employee Benefit Assets
Age: 67                                                           of the Association of
                                                                  Financial Professionals
                                                                  ("CIEBA") since 1986;
                                                                  Member of CIEBA's
                                                                  Executive Committee
                                                                  since 1988; Member of
                                                                  the Investment Advisory
                                                                  Committees of the State
                                                                  of New York Common
                                                                  Retirement Fund since
                                                                  1989; Member of the
                                                                  Investment Advisory
                                                                  Committee of the Howard
                                                                  Hughes Medical
                                                                  Institute from 1997 to
                                                                  2000; Director, Duke
                                                                  Management Company
                                                                  since 1992 and Vice
                                                                  Chairman thereof since
                                                                  1998; Director, LaSalle
                                                                  Street Fund from 1995
                                                                  to 2001; Member of the
                                                                  Investment Advisory
                                                                  Committee of the
                                                                  Virginia Retirement
                                                                  System since 1998;
                                                                  Director, Montpelier
                                                                  Foundation since 2000;
                                                                  Member of the
                                                                  Investment Committee of
                                                                  the Woodberry Forest
                                                                  School since 2000;
                                                                  Member of the
                                                                  Investment Committee of
                                                                  the National Trust for
                                                                  Historic Preservation
                                                                  since 2000.
-----------------------------------------------------------------------------------------------------------------------------------
Herbert I. London                Director       2002 to present   John M. Olin Professor     42 Funds                None
P.O. Box 9095                                                     of Humanities, New York  61 Portfolios
Princeton, NJ 08543-9095                                          University since 1993
Age: 63                                                           and Professor thereof
                                                                  since 1980; President
                                                                  of Hudson Institute
                                                                  since 1997 and Trustee
                                                                  thereof since 1980.
-----------------------------------------------------------------------------------------------------------------------------------
Andre F. Perold                  Director       2002 to present   George Gund Professor      42 Funds                None
P.O. Box 9095                                                     of Finance and Banking,  61 Portfolios
Princeton, NJ 08543-9095                                          Harvard Business School
Age: 50                                                           since 2000 and a member
                                                                  of the faculty since
                                                                  1979; Director,
                                                                  Stockback.com since
                                                                  2002.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                           FUND COMPLEX
                             POSITION(S) HELD      LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN        OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*       DURING PAST 5 YEARS     BY DIRECTOR        HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo              Director       2002 to present   Shareholder, Modral,       42 Funds           Coopers, Inc.;
P.O. Box 9095                                                     Sperling, Roehl, Harris  61 Portfolios          ECMC, Inc.
Princeton, NJ 08543-9095                                          & Sisk, P.A. since
Age: 60                                                           1993.
-----------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.           Director       1997 to present   Principal of STI           42 Funds                None
P.O. Box 9095                                                     Management since its     61 Portfolios
Princeton, NJ 08543-9095                                          founding in 1994;
Age: 66                                                           Trustee of Commonfund
                                                                  from 1980 to 2002;
                                                                  Trustee and Chairman of
                                                                  the Investment
                                                                  Management Workshop
                                                                  from 1978 to 2000;
                                                                  Director of Rye Country
                                                                  Day School since 2001.
-----------------------------------------------------------------------------------------------------------------------------------
Melvin R. Seiden                 Director       1982 to present   Director, Silbanc          42 Funds                None
P.O. Box 9095                                                     Properties, Ltd. (real   61 Portfolios
Princeton, NJ 08543-9095                                          estate, investment and
Age: 72                                                           consulting) since 1987.
-----------------------------------------------------------------------------------------------------------------------------------
Stephen B. Swensrud              Director       1984 to present   Chairman, Fernwood         42 Funds        International Mobile
P.O. Box 9095                                                     Advisors (investment     61 Portfolios     Communications, Inc.
Princeton, NJ 08543-9095                                          adviser) since 1996;
Age: 69                                                           Principal of Fernwood
                                                                  Associates (financial
                                                                  consultant) since 1975;
                                                                  Chairman of RPP
                                                                  Corporation since 1978.
-----------------------------------------------------------------------------------------------------------------------------------
* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31, of the year which they turn 72.

--------------------------------------------------------------------------------
Effective January 1, 2003, Melvin R. Seiden, Director of Merrill Lynch Variable Series Funds, Inc., retired.
The Fund's Board of Directors wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND OFFICERS

-----------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD
  NAME, ADDRESS & AGE        WITH FUND       LENGTH OF TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Donald C. Burke           Vice President &       1993 to present       First Vice President of FAM and MLIM since 1997
P.O. Box 9011             Treasurer            and 1999 to present     and Treasurer thereof since 1999; Senior Vice
Princeton, NJ 08543-9011                                               President and Treasurer of Princeton Services
Age: 42                                                                since 1999; Vice President of FAMD since 1999;
                                                                       Director of MLIM Taxation since 1990.
-----------------------------------------------------------------------------------------------------------------------
Kathleen M. Anderson      Senior Vice            2002 to present       Director (Equities) of MLIM since 2000;
P.O. Box 9011             President                                    Associate Portfolio Manager of MLIM since 1998.
Princeton, NJ 08543-9011
Age: 44
-----------------------------------------------------------------------------------------------------------------------
Robin Elise Baum          Senior Vice            1999 to present       Managing Director (Equities) of MLIM since 2000;
P.O. Box 9011             President                                    First Vice President from 1999 to 2000; Director
Princeton, NJ 08543-9011                                               (Equities) of MLIM from 1997 to 1999.
Age: 42
-----------------------------------------------------------------------------------------------------------------------
Walter Cuje               Senior Vice            2001 to present       Director (Equities) of MLIM since 2000 and First
P.O. Box 9011             President                                    Vice President from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 43
-----------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.       Senior Vice            2000 to present       President and Global Chief Investment Officer of
P.O. Box 9011             President                                    MLIM and member of the Executive Management
Princeton, NJ 08543-9011                                               Committee of ML & Co., Inc. since 2001; Chief
Age: 49                                                                Investment Officer, Senior Vice President and
                                                                       Co-Head of MLIM Americas from 1999 to 2001;
                                                                       Chief Investment Officer of Oppenheimer Funds,
                                                                       Inc. from 1987 to 1999 and Executive Vice
                                                                       President from 1991 to 1999.
-----------------------------------------------------------------------------------------------------------------------
Gareth Fielding           Senior Vice            2001 to present       Director (Global Fixed Income) of MLIM since
P.O. Box 9011             President                                    1998; Senior Portfolio Manager with J.P. Morgan
Princeton, NJ 08543-9011                                               from 1991 to 1998.
Age: 39
-----------------------------------------------------------------------------------------------------------------------
Lawrence R. Fuller        Senior Vice            1997 to present       Managing Director (Equities) of MLIM since 2000
P.O. Box 9011             President                                    and First Vice President from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 61
-----------------------------------------------------------------------------------------------------------------------
Michael S. Hahn           Senior Vice            2002 to present       Director (Equities) of MLIM since 2000;
P.O. Box 9011             President                                    Associate Portfolio Manager of MLIM from 1999 to
Princeton, NJ 08543-9011                                               2000; Portfolio Manager and Analyst for the PBHG
Age: 35                                                                family of mutual funds from 1996 to 1999.
-----------------------------------------------------------------------------------------------------------------------
Patrick Maldari           Senior Vice            2002 to present       Managing Director (Global Fixed Income) of MLIM
P.O. Box 9011             President                                    since 2000 and First Vice President from 1997 to
Princeton, NJ 08543-9011                                               2000.
Age: 40
-----------------------------------------------------------------------------------------------------------------------
Robert J. Martorelli      Senior Vice            2000 to present       Managing Director (Equities) of MLIM since 2000
P.O. Box 9011             President                                    and First Vice President from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 45
-----------------------------------------------------------------------------------------------------------------------
Kevin J. McKenna          Senior Vice            1998 to present       Managing Director of MLIM and Head of MLIM
P.O. Box 9011             President                                    Americas Fixed Income since 2000; First Vice
Princeton, NJ 08543-9011                                               President of MLIM from 1997 to 2001.
Age: 45
-----------------------------------------------------------------------------------------------------------------------
Nicholas Moakes           Senior Vice            2002 to present       Director of MLIM UK (Equities) since 2000;
P.O. Box 9011             President                                    Member of the Global Emerging Markets team since
Princeton, NJ 08543-9011                                               1997.
Age: 37
-----------------------------------------------------------------------------------------------------------------------
Robert F. Murray          Senior Vice            2001 to present       Director (Global Fixed Income) of MLIM since
P.O. Box 9011             President                                    2001; Vice President of MLIM from 1993 to 2001.
Princeton, NJ 08543-9011
Age: 45
-----------------------------------------------------------------------------------------------------------------------
James J. Pagano           Senior Vice            2002 to present       Vice President (Global Fixed Income) of MLIM
P.O. Box 9011             President                                    since 1996.
Princeton, NJ 08543-9011
Age: 40
-----------------------------------------------------------------------------------------------------------------------
Josephine Ragni           Senior Vice            2002 to present       Co-Portfolio Manager of MLIM (Developing Capital
P.O. Box 9011             President                                    Markets and Latin American family of funds)
Princeton, NJ 08543-9011                                               since 2002 and Latin American fund manager from
Age: 34                                                                1998 to 2002;
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND OFFICERS (CONCLUDED)

-----------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD
  NAME, ADDRESS & AGE        WITH FUND       LENGTH OF TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Kevin M. Rendino          Senior Vice            1998 to present       Managing Director (Equities) of MLIM since 2000
P.O. Box 9011             President                                    and First Vice President from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 36
-----------------------------------------------------------------------------------------------------------------------
Jacqueline Rogers-Ayoub   Senior Vice            2001 to present       Vice President of MLIM since 1986.
P.O. Box 9011             President
Princeton, NJ 08543-9011
Age: 45
-----------------------------------------------------------------------------------------------------------------------
Kurt Schansinger          Senior Vice            1999 to present       Managing Director (Equities) of MLIM since 2000
P.O. Box 9011             President                                    and First Vice President from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 42
-----------------------------------------------------------------------------------------------------------------------
Robert Shearer            Senior Vice            1998 to present       Managing Director (Equities) of MLIM since 2000
P.O. Box 9011             President                                    and First Vice President from 1998 to 2000.
Princeton, NJ 08543-9011
Age: 47
-----------------------------------------------------------------------------------------------------------------------
Dennis W. Stattman        Senior Vice            2001 to present       Managing Director of MLIM since 2000 and First
P.O. Box 9011             President                                    Vice President from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 51
-----------------------------------------------------------------------------------------------------------------------
Stephen M. Benham         Secretary              2002 to present       Vice President (Legal Advisory) of MLIM since
P.O. Box 9011                                                          2000; Associate with Kirkpatrick & Lockhart LLP
Princeton, NJ 08543-9011                                               from 1997 to 2000.
Age: 43
-----------------------------------------------------------------------------------------------------------------------

* Officers of the Fund serve at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------

PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286
For Developing Capital Markets Focus Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

--------------------------------------------------------------------------------

Further information about the Fund's directors/trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees -  Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

          (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

          (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                               (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

          (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

          (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed - end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 -- Reserved

Item 9(a)- Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)-- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Merrill Lynch Variable Series Funds, Inc.

         By: /s/ Terry K. Glenn
             ------------------
             Terry K. Glenn,
             President of
             Merrill Lynch Variable Series Funds, Inc.

         Date: February 24, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By: /s/ Terry K. Glenn
             ------------------
             Terry K. Glenn,
             President of
             Merrill Lynch Variable Series Funds, Inc.

         Date: February 24, 2003

         By: /s/ Donald C. Burke
             ------------------
             Donald C. Burke
             Chief Financial Officer of
             Merrill Lynch Variable Series Funds, Inc.

         Date: February 24, 2003